UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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United Community Bancorp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

PROSPECTUS OF CIVISTA BANCSHARES, INC.

FOR UP TO 4,549,797 COMMON SHARES

AND PROXY STATEMENT OF CIVISTA BANCSHARES, INC. AND

UNITED COMMUNITY BANCORP

United Community Bancorp (“United Community”) proposes to merge (the “Merger”) with and into Civista Bancshares, Inc. (“Civista”) pursuant to the Agreement and Plan of Merger by and between Civista, Civista Bank, United Community, and United Community Bank dated as of March 11, 2018 (the “Merger Agreement”). At the effective time of the proposed Merger, each outstanding common share of United Community would be converted into the right to receive:

(1)	$2.54 in cash; and

(2)	1.027 common shares of Civista.

See “THE MERGER AGREEMENT—Merger Consideration” on page 106.

Because the exchange ratio is fixed (except for customary anti-dilution adjustments and certain price protection provisions), when you receive Civista common shares as a portion of the consideration for your common shares of United Community, the implied value of the common share consideration that you will receive will depend on the market price of Civista’s common shares when you receive your Civista common shares. However, the board of directors of United Community has the right to terminate the Merger Agreement if, at any time during the five-day period following the date that is the latest of the date of receipt of the requisite regulatory approvals, receipt of the Civista shareholder approval, or receipt of the United Community shareholder approval, the price of Civista common shares: (i) is less than $18.62 and (ii) fails to meet certain comparison thresholds relative to the Nasdaq Bank Index. If United Community elects to exercise this termination right, then Civista has the option to override the proposed termination by increasing the exchange ratio to a level that would cause either of the two requirements of this termination right to not be satisfied. The value of the common share consideration per common share of United Community, based upon the Civista closing common share price on June 4, 2018, the most recent practicable trading day before this joint proxy statement/prospectus was finalized, was $25.37 per share (and the aggregate value of the Merger consideration was equal to $27.91). Based on the 1.027 exchange ratio and the number of United Community common shares outstanding as of June 4, 2018, the maximum number of Civista common shares estimated to be issuable at the effective time is 4,331,495. You should obtain current market prices for Civista’s common shares, which are listed on the Nasdaq Capital Market under the symbol “CIVB”.

United Community will hold a special meeting of its shareholders to vote on the United Community Merger Agreement proposal and other related matters at 12:00 p.m., local time, on July 24, 2018, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025. Your vote is important, because your failure to vote will have the same effect as your voting against the United Community Merger Agreement proposal. Regardless of whether you plan to attend the special meeting, please take the time to vote your shares in accordance with the instructions contained in this joint proxy statement/prospectus.

United Community’s board of directors unanimously recommends that you vote “FOR” the Merger Agreement proposal and the transactions contemplated thereby, including the Merger, and “FOR” the other matters to be considered at the United Community special meeting.

Civista will hold a special meeting of its shareholders to vote on (i) the Civista Merger Agreement proposal and (ii) a proposal, unrelated to the Civista Merger Agreement proposal, to amend Civista’s amended and restated articles of incorporation to increase the number of authorized common shares, at 10:00 a.m., local time, on July 24, 2018, at Castaway Bay, 2001 Cleveland Road, Sandusky, Ohio 44870. Your vote is important, because your failure to vote will have the same effect as your voting against the Civista Merger Agreement proposal. Regardless of whether you plan to attend the special meeting, please take the time to vote your shares in accordance with the instructions contained in this joint proxy statement/prospectus.

Civista’s board of directors unanimously recommends that you vote “FOR” the Merger Agreement proposal and the transactions contemplated thereby, including the Merger, and “FOR” the authorized common shares increase proposal.

This joint proxy statement/prospectus describes the special meetings, each of United Community’s and Civista’s Merger Agreement proposals (and a special meeting adjournment proposal related thereto), Civista common shares to be issued in the Merger, the Merger consideration to be received by United Community’s shareholders in the Merger, Civista’s proposal to amend its amended and restated articles of incorporation to increase the number of authorized common shares, and other related matters. Please carefully read this entire document, including “RISK FACTORS” beginning on page 28, for a discussion of the risks relating to United Community’s and Civista’s Merger Agreement proposals, Civista’s common shares increase proposal, and the Civista common shares. Information about United Community and Civista is included in this document and in documents that United Community and Civista have filed with the Securities and Exchange Commission. See “WHERE YOU CAN FIND MORE INFORMATION,” on page 1.

Neither the Securities and Exchange Commission nor any state securities commission or regulatory body has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The securities are not savings accounts, deposits or obligations of any bank and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

The common shares of Civista are traded on the Nasdaq Capital Market under the symbol “CIVB,” and the common shares of United Community are quoted on the Nasdaq Global Market under the symbol “UCBA.”

All information in this joint proxy statement/prospectus concerning United Community and its subsidiaries has been provided by United Community, and all information in this joint proxy statement/prospectus concerning Civista and its subsidiaries has been provided by Civista.

You should rely only on the information contained in this joint proxy statement/prospectus to vote on the proposals to United Community’s and Civista’s shareholders being made in connection with the Merger. Neither Civista nor United Community has authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than the date of this joint proxy statement/prospectus, and neither the mailing of this joint proxy statement/prospectus to shareholders nor the issuance of Civista common shares as contemplated by the Merger Agreement shall create any implication to the contrary. If you are a Civista shareholder you should rely only on the information contained in this joint proxy statement/prospectus to vote on the proposal, unrelated to the Civista Merger Agreement proposal, to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized common shares by 20 million.

This joint proxy statement/prospectus is dated June 15, 2018, and it is first being mailed to United Community shareholders on or about June 15, 2018 and to Civista shareholders on or about June 15, 2018.

Notice of Special Meeting of Shareholders

To be held at 12:00 p.m., local time, on July 24, 2018, at

the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025

To the Shareholders of United Community Bancorp:

Notice is hereby given that a special meeting of the shareholders of United Community Bancorp (“United Community”) will be held at 12:00 p.m., local time, on July 24, 2018, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025, for the purpose of considering and voting on the following matters:

1.	a proposal to adopt and approve the Agreement and Plan of Merger by and between Civista Bancshares, Inc., Civista Bank, United Community, and United Community Bank dated as of March 11, 2018 (the “Merger Agreement”) and the merger, pursuant to which United Community will merge with and into Civista Bancshares, Inc., as more fully described in this joint proxy statement/prospectus (which we refer to as the “United Community Merger Agreement proposal”);

2.	a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of United Community may receive in connection with the merger proposal pursuant to existing agreements or arrangements with United Community (which we refer to as the “United Community compensation proposal”); and

3.	a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Merger Agreement.

Holders of record of shares of United Community common stock, par value $0.01 per share (“United Community common shares”) at the close of business on June 4, 2018, the record date for the United Community special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. The affirmative votes of the holders of at least a majority of United Community’s common shares is required to adopt and approve the United Community Merger Agreement proposal. Approval of an adjournment of the special meeting requires the affirmative vote of the holders of a majority of the outstanding United Community common shares represented at the special meeting, in person or by proxy.

A joint proxy statement/prospectus and a proxy card for the special meeting are enclosed. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus.

Your vote is very important, regardless of the number of United Community shares you own. Please vote as soon as possible to make sure that your shares are represented at the special meeting. If you are a holder of record, you may cast your vote in person at the special meeting or, to ensure that your United Community shares are represented at the special meeting, you may vote your shares by completing, signing and returning the enclosed proxy card or voting by the Internet or telephone. If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, please follow the voting instructions provided by your broker, bank or nominee.

The United Community board of directors unanimously recommends that you vote (1) “FOR” the adoption and approval of the United Community Merger Agreement proposal, (2) “FOR” approval of the United Community compensation proposal, and (3) “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

By Order of the Board of Directors,
Elmer G. McLaughlin
President and Chief Executive Officer
June 15, 2018	United Community Bancorp

Notice of Special Meeting of Shareholders

To be held at 10:00 a.m., local time, on July 24, 2018, at Castaway Bay,

2001 Cleveland Road, Sandusky, Ohio 44870

To the Shareholders of Civista Bancshares, Inc.:

Notice is hereby given that a special meeting of the shareholders of Civista Bancshares, Inc. (“Civista”) will be held at 10:00 a.m., local time, on July 24, 2018, at Castaway Bay, 2001 Cleveland Road, Sandusky, Ohio 44870, for the purpose of considering and voting on the following matters:

1.	a proposal to adopt and approve the Agreement and Plan of Merger by and between Civista, Civista Bank, United Community Bancorp, and United Community Bank dated as of March 11, 2018 (the “Merger Agreement”) and the merger, pursuant to which United Community Bancorp will merge with and into Civista, as more fully described in this joint proxy statement/prospectus (which we refer to as the “Civista Merger Agreement proposal”);

2.	a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Merger Agreement; and

3.	a proposal, unrelated to the Civista Merger Agreement proposal, to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized common shares by 20 million.

Holders of record of Civista common shares, without par value (“Civista common shares”) at the close of business on June 4, 2018, the record date for the Civista special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. The affirmative votes of the holders of at least a majority of the outstanding Civista common shares are required to adopt and approve (i) the Civista Merger Agreement proposal, and (ii) the proposal to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized shares. Approval of an adjournment of the special meeting requires the affirmative vote of the holders of a majority of Civista common shares represented at the special meeting, in person or by proxy.

A joint proxy statement/prospectus and a proxy card for the special meeting are enclosed. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus.

Your vote is very important, regardless of the number of Civista common shares you own. Please vote as soon as possible to make sure that your shares are represented at the special meeting. If you are a holder of record, you may cast your vote in person at the special meeting or, to ensure that your Civista common shares are represented at the special meeting, you may vote your shares by completing, signing and returning the enclosed proxy card or by voting by Internet or telephone. If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, please follow the voting instructions provided by your broker, bank or nominee.

The Civista board of directors unanimously recommends that you vote (1) “FOR” the adoption and approval of the Civista Merger Agreement proposal, (2) “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies and (3) “FOR” the proposal to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized common shares.

By Order of the Board of Directors,

Dennis G. Shaffer
Chief Executive Officer
June 15, 2018	Civista Bancshares, Inc.

JOINT PROXY STATEMENT/PROSPECTUS

WHERE YOU CAN FIND MORE INFORMATION

Both Civista and United Community file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any documents they file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room. The SEC filings of Civista and United Community also are available to the public at the SEC website at www.sec.gov.

More Information about Civista

In addition, you may obtain free copies of the documents Civista files, including the registration statement on Form S-4 (of which this joint proxy statement/prospectus forms a part), with the SEC by going to Civista’s website at www.civb.com or by contacting:

Dennis G. Shaffer

President and Chief Executive Officer

Civista Bancshares, Inc.

100 East Water Street

Sandusky, Ohio 44870

(419) 625-4121

dgshaffer@civista.bank

The internet website address of Civista is provided as an inactive textual reference only. The information provided on the internet website of Civista, other than copies of the documents listed below that have been filed with the SEC, is not part of this joint proxy statement/prospectus and, therefore, is not incorporated herein by reference.

Civista filed with the SEC a registration statement on Form S-4 to register the issuance of Civista common shares to United Community shareholders in the Merger. This joint proxy statement/prospectus is part of that Form S-4 registration statement. As permitted by SEC rules, this document does not contain all of the information included in the registration statement or in the exhibits or schedules to the registration statement. You may read and request a copy of the registration statement, including any amendments, schedules, and exhibits, at the address given in the immediately prior paragraph. Statements contained in this document regarding the contents of any contract or other document filed as an exhibit to the registration statement are not necessarily complete. In each case you should refer to the contract or other document filed as an exhibit. This joint proxy statement/prospectus incorporates by reference important business and financial information about Civista from documents filed with or furnished to the SEC but not included in or delivered with this joint proxy statement/prospectus. See “INCORPORATION OF DOCUMENTS BY REFERENCE” on page 137. These documents are available without charge to you upon written or oral request at the address and telephone number given in the immediately preceding paragraph. To obtain timely delivery of these documents, Civista and United Community shareholders must request the information no later than July 16, 2018 to receive them before the Civista and United Community special meetings of shareholders.

More Information about United Community

In addition, you may obtain free copies of the documents United Community files with the SEC by going to United Community’s website at www.bankucb.com or by contacting:

W. Michael McLaughlin

Executive Vice President and Corporate Secretary

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

The internet website address of United Community is provided as an inactive textual reference only. The information provided on the internet website of United Community, other than copies of the documents listed below that have been filed with the SEC, is not part of this joint proxy statement/prospectus and, therefore, is not incorporated herein by reference. This joint proxy statement/prospectus incorporates by reference important business and financial information about United Community from documents filed with or furnished to the SEC but not included in or delivered with this joint proxy statement/prospectus. See “INCORPORATION OF DOCUMENTS BY REFERENCE” on page 137. These documents are available without charge to you upon written or oral request at the address and telephone number given in the immediately preceding paragraph. To obtain timely delivery of these documents, Civista and United Community shareholders must request the information no later than July 16, 2018 to receive them before the Civista and United Community special meetings of shareholders.

*  *  *

Neither Civista nor United Community has authorized anyone to provide you with information other than the information included in this document and documents incorporated by reference. If anyone provides you with different or inconsistent information, you should not rely on it. You should assume that the information in this document and the documents incorporated by reference are accurate only as of their respective dates.

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This joint proxy statement/prospectus serves three purposes—it is a proxy statement being used by the United Community board of directors to solicit proxies for use at the United Community special meeting, it is a proxy statement being used by Civista to solicit proxies for use at the Civista special meeting, and it is also the prospectus of Civista regarding the issuance of Civista common shares to United Community’s shareholders if the Merger is completed. This joint proxy statement/prospectus provides you with detailed information about the proposed Merger of United Community into Civista. We encourage you to read this entire joint proxy statement/prospectus carefully. Civista has filed a registration statement on Form S-4 with the SEC, and this joint proxy statement/prospectus is the prospectus filed as part of that registration statement. This joint proxy statement/prospectus does not contain all of the information in the registration statement, nor does it include the exhibits to the registration statement. Please see “WHERE YOU CAN FIND MORE INFORMATION” on page 1.

You should rely only on the information contained in or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated June 15, 2018. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than the date hereof. You should not assume that the information contained in any document incorporated or deemed to be incorporated by reference herein is accurate as of any date other than the date of that document. Any statement contained in a document incorporated or deemed to be incorporated by reference into this joint proxy statement/prospectus will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference into this joint proxy statement/prospectus modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this joint proxy statement/prospectus. Neither the mailing of this joint proxy statement/prospectus to the United Community or Civista shareholders nor the taking of any actions contemplated hereby by Civista or United Community at any time will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following are answers to certain questions that you may have regarding the proposed Merger and the special meetings. You are urged to read carefully the remainder of this document because the information in this section may not provide all the information that might be important to you in determining how to vote. Additional important information is also contained in the appendices to, and the documents incorporated by reference in, this document.

Q.:	Why am I receiving this joint proxy statement/prospectus?

A:	You are receiving this joint proxy statement/prospectus because Civista, Civista Bank, United Community, and United Community Bank have entered into an Agreement and Plan of Merger dated as of March 11, 2018 (the “Merger Agreement”), a copy of which is included in this joint proxy statement/prospectus as Annex A. Pursuant to the Merger Agreement, United Community will merge with and into Civista, with Civista being the surviving entity (the “Merger”). Thereafter, at the time specified by Civista Bank in its certificate of merger filed with the Ohio Secretary of State, United Community Bank will merge with and into Civista Bank, with Civista Bank being the surviving entity. The merger of Civista Bank and United Community Bank is referred to as the “Bank Merger.” The United Community Merger Agreement proposal must be adopted and approved by the holders of at least a majority of the United Community shares of common stock entitled to be voted at the United Community special meeting and the Civista Merger Agreement proposal must be approved and adopted by holders of at least a majority of the Civista common shares entitled to be voted at the Civista special meeting.

This joint proxy statement/prospectus contains important information about the Merger, the Merger Agreement and the special meetings of the shareholders of both United Community and Civista, and you should read it carefully. If you are a holder of United Community common stock, the enclosed voting materials allow you to vote your United Community common stock without attending the United Community special meeting and if you are a holder of Civista common shares, the enclosed voting materials allow you to vote your Civista common shares without attending the Civista special meeting.

Q:	Why are Civista and United Community proposing to merge?

A:	United Community believes that the Merger is in the best interests of its shareholders and other constituencies because, among other reasons, the Merger consideration will provide enhanced value and increased liquidity to United Community shareholders. Furthermore, as a result of the Merger, United Community will become part of a larger banking organization, improving its ability to compete with larger financial institutions and better serve its customers’ needs while maintaining the community bank philosophy that both institutions currently share. To review United Community’s reasons for the Merger in more detail, see “THE MERGER—United Community’s Reasons for the Merger” on page 69 of this joint proxy statement/prospectus.

Civista believes that the Merger is in the best interests of its shareholders and will benefit Civista and its shareholders by enabling Civista to further expand into the markets currently served by United Community and strengthening the competitive position of the combined organization. Furthermore, Civista believes its increased asset size after the Merger will create additional economies of scale and provide opportunities for asset and earnings growth in an extremely competitive banking environment. To review Civista’s reasons for the Merger in more detail, see “THE MERGER—Civista’s Reasons for the Merger” on page 84 of this joint proxy statement/prospectus.

Q:	What will United Community shareholders receive in the Merger?

A:	Under the terms of the Merger Agreement, after the Merger is completed shareholders of United Community will be entitled to receive from Civista the Merger consideration payable in the form of a combination of cash and Civista common shares as provided in the Merger Agreement. At the effective time of the Merger, each United Community common share will be converted into the right to receive (1) 1.027 Civista common shares, and (2) $2.54 in cash.

Civista will not issue any fractional shares in connection with the Merger. Instead, each holder of United Community shares of common stock who would otherwise be entitled to receive a fraction of a Civista common share (after taking into account all United Community common shares owned by such holder at the effective time of the Merger) will receive cash, without interest, in an amount (rounded to the nearest cent) determined by multiplying (i) the “effective time value” by (ii) the fraction (rounded to the nearest thousandth when expressed in decimal form) of a Civista common share that such holder would otherwise be entitled to receive. “Effective time value” means the product of (A) the average of the per share closing price of a Civista common share on the Nasdaq Capital Market (as reported in the Wall Street Journal, or, if not reported therein, in another authoritative source) during the five (5) consecutive full trading days ending on the trading day prior to the effective time of the Merger and (B) the exchange ratio.

It is expected that immediately after the Merger is completed, United Community shareholders will own an aggregate of approximately 4,331,495 Civista common shares, or approximately 28.7% of the outstanding Civista common shares.

Q:	Can I make an election to select the form of Merger consideration I desire to receive?

A:	No. Each United Community common share will be converted into the right to receive the combination of cash and Civista common shares as provided in the Merger Agreement.

Q:	What will happen to my United Community stock options and restricted stock awards?

A:	Under the terms of the Merger Agreement, at the effective time, each United Community stock option will be cancelled and will instead represent solely the right to receive in cash from United Community Bank the amount by which the sum of $2.54 and the “effective time value” per share exceeds the exercise or strike price of such stock option. If the exercise price of a stock option equals or exceeds the sum of $2.54 and the effective time value, such stock option will be cancelled without any payment in exchange.

Each award of United Community restricted stock subject to vesting will become fully vested and will be converted into the right to receive the Merger consideration based on the Merger Agreement in the same manner as all other outstanding United Community common shares. From such consideration, United Community is entitled to deduct and withhold amounts required by applicable tax laws.

Q:	Does United Community anticipate paying any dividends before the effective date of the Merger?

A:	Under the terms of the Merger Agreement, United Community is permitted to continue to pay to its holders of common shares its usual and customary cash dividend of $0.10 per quarter before the effective date of the Merger.

Q:	What is Civista’s current quarterly dividend?

A:	The quarterly dividend currently paid by Civista on its common shares is $0.07 per share.

Q:	When is the Merger expected to be completed?

A:	United Community and Civista are working to complete the Merger as quickly as possible. We expect to complete the Merger in the third quarter of 2018, assuming shareholder approvals and all applicable governmental approvals have been received by that time and all other conditions precedent to the Merger have been satisfied or waived.

Q:	Should United Community shareholders send in their stock certificates now?

A.	No. Do not send in your stock certificates with your proxy form. Shortly after the Merger is completed, the Exchange Agent for the Merger will send you a letter of transmittal with instructions informing you how to send in your stock certificates to the Exchange Agent. You should use the letter of transmittal to exchange your United Community stock certificates for the Merger consideration, as well as any applicable dividends or distributions to which you may be entitled.

Q:	What do I need to do now?

A:	After carefully reviewing this joint proxy statement/prospectus, including its Annexes, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible or vote by Internet or telephone. By submitting your proxy card, you authorize the individuals named in the proxy card to vote your shares at the applicable special meeting of shareholders in accordance with your instructions. Your vote is very important. Whether or not you plan to attend the special meeting, please submit your completed and signed proxy card or vote by Internet or telephone to ensure that your United Community or Civista common shares will be voted at the respective special meeting.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, separate proxy cards for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive.

Q:	Who can answer my questions?

A:	If you are a United Community shareholder and have questions about the Merger or desire additional copies of this joint proxy statement/prospectus or additional proxy cards, please contact United Community at the following address:

Attention: W. Michael McLaughlin, Executive Vice President and Corporate Secretary

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

If you are a Civista shareholder and have questions about the Merger or desire additional copies of this joint proxy statement/prospectus or additional proxy cards, please contact Civista at the following address:

Attention: Dennis G. Shaffer, President and Chief Executive Officer

Civista Bancshares, Inc.

100 East Water Street

Sandusky, Ohio 44870

(419) 625-4121

dgshaffer@civista.bank

Q:	What are the material U.S. federal income tax consequences of the Merger to United Community shareholders?

A:

Tucker Ellis LLP (“Tucker Ellis”), has delivered its legal opinion, dated May 9, 2018, to the effect that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (which we refer to as the “Internal Revenue Code”). In addition, the completion of the

Merger is conditioned on Civista’s receipt of a tax opinion from Tucker Ellis and United Community’s receipt of a tax opinion from each of Kilpatrick Townsend & Stockton, LLP and Tucker Ellis, dated as of the closing date, to the same effect. However, neither United Community nor Civista has requested or received a ruling from the Internal Revenue Service that the Merger will qualify as a reorganization or as to any other aspect of the Merger Agreement or the transactions contemplated by it. United Community shareholders will recognize gain, but not loss, when they exchange their United Community shares for a combination of Civista common shares and cash, but their taxable gain will not exceed the cash they receive in the Merger. Any gain recognized by a shareholder upon the receipt of the Merger consideration could be subject to an additional tax on “net investment income,” depending on the individual’s adjusted gross income, as described below under “Medicare Tax on Net Investment Income.” You should consult with your tax advisor for the specific tax consequences of the Merger to you. See “THE MERGER—Material U.S. Federal Income Tax Consequences” on page 101 of this joint proxy statement/prospectus.

The consequences of the Merger to each United Community shareholder depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine the tax consequences of the Merger to you.

The United Community Special Meeting of Shareholders

Q:	When and where will the United Community special meeting of shareholders take place?

A:	The special meeting of shareholders of United Community will be held at 12:00 p.m., local time, on July 24, 2018, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025.

Q:	Who Can Vote at the Meeting?

A:	You are entitled to vote your shares of United Community common shares only if the records of United Community show that you held your shares as of the close of business on June 4, 2018. As of the close of business on June 4, 2018 (the United Community record date) a total of 4,217,619 United Community common shares were outstanding and entitled to vote. Each share is entitled to one vote.

Q:	What matters will be considered at the United Community special meeting?

A:	The shareholders of United Community will be asked to (1) vote to adopt and approve the United Community Merger Agreement proposal and the transactions contemplated thereby, including the Merger, which we refer to as the “United Community Merger Agreement proposal”; (2) vote to approve on an advisory (non-binding) basis the compensation that certain United Community executive officers may receive in connection with the Merger, which we refer to as the “United Community compensation proposal”, and (3) vote to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt and approve the United Community Merger Agreement proposal. Completion of the Merger is not conditioned upon approval of the United Community compensation proposal or the special meeting adjournment proposal.

Q:	Is my vote needed to adopt and approve the United Community Merger Agreement proposal?

A:	The adoption and approval of the United Community Merger Agreement proposal requires the affirmative votes of the record date holders of at least a majority of the United Community common shares entitled to vote at the meeting. The special meeting may be adjourned, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the United Community Merger Agreement proposal. The affirmative vote of the holders of a majority of the United Community shares represented, in person or proxy, at the special meeting is required to adjourn such special meeting.

As of June 4, 2018, the directors and certain executive officers of United Community have committed to vote a total of 308,427 United Community common shares in favor of the United Community Merger Agreement proposal.

Q:	How do I vote my United Community Shares?

A:	If you were the record holder of United Community common shares as of the close of business on June 4, 2018, you may vote in person by attending the special meeting or, to ensure that your shares are represented at the special meeting, you may vote your shares by (i) signing and returning the enclosed proxy card in the postage-paid envelope provided by United Community, (ii) the Internet, or (iii) telephone.

If you hold your United Community shares in the name of a broker, bank or other nominee, please see the discussion below regarding shares held in “street name.”

Q:	How do I vote if I own shares through the United Community ESOP and 401(k) Plans or if I have unvested United Community restricted stock awards?

A:	If you participate in the ESOP or if you hold shares of United Community common stock through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”) or have unvested restricted stock awards under the 2006 Plan and/or the 2014 Plan, you will receive a voting instruction card for each plan that reflects all shares of United Community common stock you may direct the various plan trustees to vote on your behalf under each applicable plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Stock Fund credited to his or her account. United Community Bank will direct the plan trustee to vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. If you participate in the 2006 Plan and/or the 2014 Plan, you will also receive a voting instruction card to direct the Equity Incentive Plan trustee how to vote the unvested shares of United Community common stock awarded to you under these Plans.

Q:	Who may attend the United Community special meeting?

A:	All United Community shareholders of record at the close of business on June 4, 2018, which is the record date for the special meeting, or their duly appointed proxies, and guests invited by United Community, may attend the special meeting.

If you hold shares in “street name” and you plan to vote in person at the special meeting, you will need to bring a legal proxy from your broker, bank or nominee.

Q:	What will happen if I fail to vote or abstain from voting my United Community common shares?

A:	If you fail to return your proxy card or vote in person at the United Community special meeting, or if you mark “ABSTAIN” on your proxy card or ballot at the special meeting with respect to the proposal to adopt and approve the United Community Merger Agreement and the transactions contemplated thereby, it will have the same effect as a vote “AGAINST” the proposal.

If you mark “ABSTAIN” on your proxy card or ballot with respect to the United Community compensation proposal, it will have the same effect as a vote “AGAINST” the proposal. The failure to return your proxy card or vote in person, however, will have no effect on the United Community compensation proposal.

If you mark “ABSTAIN” on your proxy card or ballot with respect to the proposal to approve adjournment of the special meeting, if necessary, to solicit additional proxies, it will have the same effect as a vote “AGAINST” the proposal. The failure to return your proxy card or vote in person, however, will have no effect on the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

Q:	How will my United Community shares be voted if I return a blank proxy card?

A:	If you sign, date and return your proxy card and do not indicate how you want your shares to be voted, then your shares will be voted “FOR” the adoption and approval of the United Community Merger Agreement proposal, “FOR” the United Community compensation proposal, and, if necessary, “FOR” the approval of the adjournment of the special meeting to solicit additional proxies.

Q:	If my United Community common shares are held in a stock brokerage account or by a bank or other nominee in “street name,” will my broker, bank or other nominee vote my shares for me?

A:	No. You must provide your broker, bank or nominee (the record holder of your shares) with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or nominee. If you do not provide voting instructions, your shares will not be voted by your broker, bank or nominee.

Under the rules of the stock exchanges, brokers who hold shares in “street name” for a beneficial owner are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. All proposals to be voted on at the United Community special meeting are “non-routine” matters, and your broker, bank or nominee may not vote your shares without your instructions. If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when the broker, as the holder of record, is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.

If your broker, bank or other nominee fails to submit a valid proxy card with respect to your shares, such failure will have the same effect as a vote “AGAINST” the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, but will have no effect on the United Community compensation proposal or the proposal to adjourn the meeting. If your broker, bank or nominee returns a valid proxy card with respect to your shares but without voting your shares, it will have the same effect as a vote “AGAINST” the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger, “AGAINST” the United Community compensation proposal, and a vote “AGAINST” the adjournment proposal.

Q:	Can I change my vote after I have submitted my proxy?

A:	If you are a record holder, you may revoke a proxy at any time before a vote is taken at the special meeting, regardless of whether you submitted your original proxy by mail by: (i) filing a written notice of revocation with United Community’s Corporate Secretary, at United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025; (ii) executing and returning another proxy card with a later date; or (iii) attending the special meeting and giving notice of revocation or voting in person.

Your attendance at the special meeting will not, by itself, revoke your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Q:	Can I vote by Internet or telephone?

A:

Yes, instead of voting by mailing a proxy card or in person at the special meeting registered shareholders can vote their United Community common shares via the Internet or telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting via the Internet or telephone is 11:59 p.m., Eastern Time, on July 23, 2018.

Q:	If I plan to attend the United Community special meeting, should I return my proxy card(s)?

A:	Yes. Returning your signed and dated proxy card(s) or voting by Internet or telephone ensures that your shares will be represented and voted at the special meeting. You may revoke your proxy prior to voting at the United Community special meeting as discussed above.

Q:	If I do not favor the adoption and approval of the United Community Merger Agreement proposal, do I have dissenters’ rights?

A:	No. United Community shareholders are not entitled to dissenters’ rights under Indiana corporate law because United Community’s common shares are listed on the Nasdaq Global Market.

The Civista Special Meeting of Shareholders

Q:	When and where will the Civista special meeting of shareholders take place?

A:	The special meeting of shareholders of Civista will be held at 10:00 a.m., local time, on July 24, 2018, at Castaway Bay, 2001 Cleveland Road, Sandusky, Ohio 44870.

Q:	Who Can Vote at the Meeting?

A:	You are entitled to vote your Civista common shares only if the records of Civista show that you held your common shares as of the close of business on June 4, 2018. As of the close of business on June 4, 2018 (the Civista record date) a total of 10,769,530 Civista common shares were outstanding and entitled to vote. Each share is entitled to one vote.

Q:	What matters will be considered at the Civista special meeting?

A:	The shareholders of Civista will be asked to (1) vote to adopt and approve the Civista Merger Agreement proposal; (2) vote to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt and approve Civista the Merger Agreement proposal; and (3) to vote on a proposal, unrelated to the Civista Merger Agreement proposal, to approve the adoption of an amendment to Civista’s amended and restated articles of incorporation to increase the number of authorized common shares by 20 million.

Q:	Is my vote needed to adopt and approve the Civista Merger Agreement proposal and proposed amendment to the amended and restated articles of incorporation?

A:	The adoption and approval of the Civista Merger Agreement proposal requires the affirmative votes of the record date holders of at least a majority of the Civista common shares entitled to vote at the meeting. The special meeting may be adjourned, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Civista Merger Agreement proposal. The affirmative vote of the holders of a majority of the Civista shares represented, in person or proxy, at the special meeting is required to adjourn such special meeting. The affirmative vote the record date holders of at least a majority of the Civista common shares entitled to vote at the meeting is required to approve the amendment to Civista’s amended and restated articles of incorporation.

Q:	How do I vote my Civista Shares?

A:	If you were the record holder of Civista common shares as of the close of business on June 4, 2018, you may vote in person by attending the special meeting or, to ensure that your shares are represented at the special meeting, you may vote your shares by (i) signing and returning the enclosed proxy card in the postage-paid envelope provided by Civista, (ii) telephone, or (iii) the Internet.

If you hold your Civista shares in the name of a broker, bank or other nominee, please see the discussion below regarding shares held in “street name.”

Q:	Who may attend the Civista special meeting?

A:	All Civista shareholders of record at the close of business on June 4, 2018, which is the record date for the special meeting, or their duly appointed proxies, and guests invited by Civista, may attend the special meeting.

If you hold shares in “street name” and you plan to vote in person at the special meeting, you will need to bring a legal proxy from your broker, bank or nominee.

Q:	What will happen if I fail to vote or abstain from voting my Civista common shares?

A:	If you fail to return your proxy card or vote in person at the Civista special meeting, or if you mark “ABSTAIN” on your proxy card or ballot at the special meeting with respect to the proposal to adopt and approve the Merger Agreement, it will have the same effect as a vote “AGAINST” the proposal.

If you mark “ABSTAIN” on your proxy card or ballot with respect to the proposal to approve adjournment of the special meeting, if necessary, to solicit additional proxies, it will have the same effect as a vote “AGAINST” the proposal. The failure to return your proxy card or vote in person, however, will have no effect on the proposal to adjourn the special meeting, if necessary, to solicit additional proxies.

If you fail to return your proxy card or vote in person at the Civista special meeting, or if you mark “ABSTAIN” on your proxy card or ballot at the special meeting with respect to the proposal to adopt and approve an amendment to Civista’s amended and restated articles of incorporation to increase the number of authorized shares, it will have the same effect as a vote “AGAINST” the proposal.

Q:	How will my Civista shares be voted if I return a blank proxy card?

A:	If you sign, date and return your proxy card and do not indicate how you want your shares to be voted, then your shares will be voted “FOR” (i) the adoption and approval of the Civista Merger Agreement proposal (ii) the proposal to increase the number of authorized shares, and, (iii) if necessary, “FOR” the approval of the adjournment of the special meeting to solicit additional proxies.

Q:	If my Civista common shares are held in a stock brokerage account or by a bank or other nominee in “street name,” will my broker, bank or other nominee vote my shares for me?

A:	No. You must provide your broker, bank or nominee (the record holder of your shares) with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or nominee. If you do not provide voting instructions, your shares will not be voted by your broker, bank or nominee.

Under the rules of the stock exchanges, brokers who hold shares in “street name” for a beneficial owner are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine” without specific instructions from the beneficial owner. All proposals to be voted on at the Civista special meeting are “non-routine” matters, and the proposal to amend Civista’s amended and restated articles of incorporation to increase the number of authorized shares is also a “non-routine” matter and your broker, bank or nominee may not vote your shares without your instructions. If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when the broker, as the holder of record, is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.

If your broker, bank or other nominee fails to submit a valid proxy card with respect to your shares, such failure will have the same effect as a vote “AGAINST” (i) the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby and (ii) the proposal to amend Civista’s amended and restated articles of incorporation to increase the number of authorized shares, but will have no effect on the proposal to adjourn the meeting. If your broker, bank or nominee returns a valid proxy card with respect to your shares but without voting your shares, it will have the same effect as a vote “AGAINST” (i) the proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby and (ii) the proposal to amend Civista’s amended and restated articles of incorporation to increase the number of authorized shares and a vote “AGAINST” the adjournment proposal.

Q:	Can I change my vote after I have submitted my proxy?

A:	Shareholders who submit proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the common shares represented by such proxies will be voted at the special meeting and any adjournment thereof. You may revoke your proxy at any time before a vote is taken at the special meeting by:

•	filing a written notice of revocation with the Secretary of the Corporation, at 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870;

•	executing and returning a later-dated proxy card or submitting a later-dated vote through the Internet or by telephone; or

•	attending the special meeting and giving notice of revocation in person.

Your attendance at the special meeting will not, by itself, revoke your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Q:	Can I Vote by Internet or telephone?

A:	Yes, instead of voting by mailing a proxy card or in person at the special meeting registered shareholders can vote their Civista common shares via the Internet or telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting via the Internet or telephone is 11:59 p.m., Eastern Time, on July 23, 2018.

Q:	If I plan to attend the Civista special meeting, should I return my proxy card(s)?

A:	Yes. Returning your signed and dated proxy card(s) or voting by Internet or telephone ensures that your shares will be represented and voted at the special meeting. You may revoke your proxy prior to voting at the Civista special meeting as discussed above.

Q:	If I do not favor the adoption and approval of the Civista Merger Agreement proposal, do I have dissenters’ rights?

A:	No. Civista shareholders are not entitled to dissenters’ rights under Ohio corporate law because Civista’s common shares are listed on the Nasdaq Capital Market.

SUMMARY

This summary highlights selected information in this joint proxy statement/prospectus and may not contain all of the information important to you. To understand the Merger and the terms of the Merger Agreement more fully, you should read this entire document carefully, including the documents attached as annexes to this joint proxy statement/prospectus.

The Merger (page 63)

Civista, Civista Bank, United Community and United Community Bank have entered into the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus. Pursuant to the Merger Agreement, United Community will be merged with and into Civista, with Civista being the surviving entity. Thereafter, United Community Bank will merge with and into Civista Bank, with Civista Bank being the surviving entity.

The Companies

Civista Bancshares, Inc.

100 East Water Street

Sandusky, Ohio 44870

(419) 625-4121

Civista, an Ohio corporation incorporated in 1987, is the bank holding company for Civista Bank. Civista is headquartered in Sandusky, Ohio. Through Civista Bank, Civista is primarily engaged in the business of community banking, which accounts for substantially all of Civista’s revenue, operating income and assets. Civista Bank, an Ohio state chartered bank, conducts a general banking business that involves collecting customer deposits, making loans, purchasing securities and offering trust services. Civista Bank maintains its main office at 100 East Water Street, Sandusky, Ohio and operates branch banking offices in the following Ohio communities: Sandusky (2), Norwalk (2), Berlin Heights, Huron, Port Clinton, Castalia, New Washington, Shelby (2), Willard, Greenwich, Plymouth, Shiloh, Akron, Dublin, Plain City, Russells Point, Urbana (2), West Liberty, Quincy, Dayton, Miamisburg and Huber Heights. Civista Bank also operates loan production offices in Mayfield Heights, Ohio and Westlake, Ohio (both suburbs of Cleveland, Ohio). Civista Bank offers a full complement of deposit, lending and investment products from an experienced team of employees. At March 31, 2018, Civista had total assets of $1.6 billion, total deposits of $1.3 billion and total shareholders’ equity of $188 million.

Further important business and financial information about Civista is incorporated by reference into this joint proxy statement/prospectus. See “INCORPORATION OF DOCUMENTS BY REFERENCE” on page 137 of this joint proxy statement/prospectus.

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

(812) 537-4822

United Community, an Indiana corporation incorporated in 2011, is the savings and loan holding company for United Community Bank. United Community is headquartered in Lawrenceburg, Indiana. United Community’s common shares trade under the symbol “UCBA” on the Nasdaq Global Market. United Community Bank provides retail and commercial banking services to its customers located primarily in Dearborn and Ripley Counties in Indiana. At March 31, 2018, United Community had total assets, deposits and shareholders’ equity of $551.4 million, $470.0 million and $71.1 million, respectively.

Special Meeting of United Community Shareholders; Vote Required (page 35)

United Community will hold a special meeting of shareholders to vote on the United Community Merger Agreement proposal at 12:00 p.m., local time, on July 24, 2018, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025. Holders of record of United Community common stock at the close of business on June 4, 2018, the record date for the United Community special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. The affirmative votes of the holders of at least a majority of the aggregate of United Community’s shares of common stock is required to adopt and approve the United Community Merger Agreement proposal.

What United Community Shareholders Will Receive in the Merger (page 106)

Each United Community share of common stock will be entitled to receive from Civista Merger consideration payable in the form of cash and Civista common shares. Each United Community common share will be converted into the right to receive (1) 1.027 Civista common shares, subject to a possible adjustment as described on page 106, and (2) $2.54 in cash. Civista will not issue any fractional shares in connection with the Merger. Instead, each holder of United Community shares of common stock who would otherwise be entitled to receive a fraction of a Civista common share will receive cash, without interest, in an amount equal to the Civista fractional common share to which such holder would otherwise be entitled multiplied by the effective time value.

Recommendation of the United Community Board of Directors (page 72)

The United Community board of directors has unanimously approved the Merger Agreement and believes that the Merger is fair to, and in the best interests of, United Community and its shareholders, and therefore unanimously recommends that United Community shareholders vote “FOR” the approval of the United Community Merger Agreement proposal and “FOR” the other proposals presented at the United Community special meeting. In its reaching this decision, United Community’s board of directors considered many factors, including those which are described in the sections captioned “THE MERGER—Background of the Merger; United Community’s Reasons for the Merger; and Recommendation of the United Community Board.”

Opinion of United Community’s Financial Advisor in Connection with the Merger (page 72)

In connection with the Merger, United Community’s financial advisor, Keefe, Bruyette & Woods, Inc. (“KBW”), delivered a written opinion, dated March 11, 2018, to the United Community board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of United Community common stock of the Merger consideration in the Merger. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex B to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the United Community board of directors (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion did not address the underlying business decision of United Community to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the United Community board of directors in connection with the Merger, and it does not constitute a recommendation to any holder of United Community common stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter. Also see “THE MERGER—Opinion of United Community’s Financial Advisor in Connection with the Merger.”

Special Meeting of Civista Shareholders; Vote Required (page 46)

Civista will hold a special meeting of shareholders to vote on the Civista Merger Agreement proposal and the proposal, unrelated to the Civista Merger Agreement proposal, to approve the adoption of an amendment to Civista’s amended and restated articles of incorporation to increase the number of authorized common shares at

10:00 a.m., local time, on July 24, 2018, at Castaway Bay, 2001 Cleveland Road, Sandusky, Ohio 44870. Holders of record of Civista’s common shares at the close of business on June 4, 2018, the record date for the Civista special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. The affirmative votes of the holders of at least a majority of the aggregate of Civista’s common shares is required to (i) adopt and approve the Merger Agreement and (ii) adopt and approve the amendment to Civista’s amended and restated articles of incorporation to increase the number of authorized shares.

Recommendation of Civista Board of Directors (page 85)

The Civista board of directors has unanimously approved the Merger Agreement and believes that the Merger is fair to, and in the best interests of, Civista and its shareholders, and therefore unanimously recommends that Civista’s shareholders vote “FOR” the approval of the Civista Merger Agreement proposal. In its reaching this decision, Civista board of directors considered many factors, including those which are described in the sections captioned “THE MERGER—Background of the Merger; Civista’s Reasons for the Merger.” Recommendation of the Civista Board.

Opinion of Civista’s Financial Adviser in connection with the Merger (page 85)

In deciding to approve the Merger, Civista’s board of directors also considered the opinion of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), financial advisor to Civista’s board of directors, to the effect that as of March 11, 2018 and subject to the factors considered, assumptions made, qualifications and limitations as set forth in Sandler O’Neill’s written opinion, the Merger consideration as set forth in the Merger Agreement was fair, from a financial point of view, to Civista. A copy of Sandler O’Neill’s opinion is included as Annex C to this proxy statement/prospectus. You should read the opinion carefully to understand the procedures followed, assumptions made, matters considered and limitations of the review conducted by Sandler O’Neill. Also see “THE MERGER—Opinion of Civista’s Financial Advisor in Connection with the Merger.”

Regulatory Approvals (page 100)

The Merger cannot be completed unless United Community and Civista obtain all required regulatory approvals. The Merger consists of the merger of United Community, a savings and loan holding company, with and into Civista, a bank holding company that has filed a declaration of financial holding company status with the Federal Reserve Bank of Cleveland (the “Federal Reserve”). Ordinarily, Civista would need to apply to the Federal Reserve for approval of the Merger, but Civista intends to request that the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) waive the requirement that Civista apply for approval of the Merger.

The Bank Merger, which consists of the merger of United Community Bank, a federally chartered savings bank, with and into Civista Bank, an Ohio-chartered commercial bank, cannot be completed unless approved by the Federal Reserve and the Ohio Division of Financial Institutions (the “ODFI”). Receipt of these regulatory approvals by the Federal Reserve and the ODFI are Merger closing conditions. The necessary application has been submitted to the ODFI and Civista intends to submit the necessary application of the Federal Reserve at the appropriate time. No regulatory approvals have yet been obtained. Approval of a regulatory application merely implies satisfaction of regulatory criteria for approval, which does not include review of the adequacy or fairness of the Merger consideration to United Community shareholders or the satisfaction of the conditions to closing the Merger. Regulatory approvals do not constitute or imply any endorsement or recommendation of the Merger or the terms of the Merger Agreement. Although United Community and Civista believe the necessary approvals and waiver will be obtained, neither United Community nor Civista can assure you when or whether the approvals and waiver will be obtained, or, if obtained, what approval or waiver conditions might be imposed.

Conditions to the Merger (page 118)

The completion of the Merger is subject to the fulfillment of a number of conditions, including:

•	adoption of the United Community Merger Agreement proposal at the United Community special meeting by the requisite vote of United Community shareholders;

•	adoption of the Civista Merger Agreement proposal at the Civista special meeting by the requisite vote of Civista shareholders;

•	the common shares of Civista that will be issuable pursuant to the Merger Agreement having been authorized for listing on the Nasdaq Capital Market subject to official notice of issuance;

•	the registration statement of which this joint proxy statement/prospectus forms a part having been declared effective by the SEC;

•	no order, injunction or decree being issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the Bank Merger being in effect;

•	the accuracy of representations and warranties of United Community and Civista in the Merger Agreement;

•	performance in all material respects by United Community and Civista of all of their respective obligations required to be performed under the Merger Agreement at or prior to the closing date;

•	Civista’s receipt of a tax opinion from Tucker Ellis and United Community’s receipt of a tax opinion from each of Kilpatrick Townsend & Stockton, LLP and Tucker Ellis, dated as of the closing date, each to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•	approval of the Merger by the appropriate regulatory authorities.

Termination of the Merger Agreement (page 119)

The Merger Agreement can be terminated at any time prior to completion of the Merger in the following circumstances: (i) mutual written consent of Civista and United Community; (ii) by either Civista or United Community if any governmental entity that must grant a regulatory approval has denied approval of the Merger or the Bank Merger and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger or the Bank Merger; (iii) by United Community, if the United Community board of directors so determines by a vote of the majority of the members of the entire Seller board of directors, at any time during the five-day period commencing with the Determination Date (meaning the last to occur of (a) the date on which the last approval, consent or waiver of any government authority required to permit consummation of the transactions contemplated by the Merger Agreement is received and all statutory waiting periods in respect thereof shall have expired, (b) the date on which United Community’s shareholders approve the Merger Agreement, and (c) the date on which Civista’s shareholders approve the Merger Agreement), if the closing price of Civista common shares calculated for a certain period declines by more than 20% and declines, as a percentage, by more than 20% of the decline in the Nasdaq Bank Index for the same period; (iv) by either Civista or United Community, if the Merger has not been completed on or before December 31, 2018 (unless not completed by then due to the party seeking termination’s failure to perform); (v) by either Civista or United Community if the other party breaches any of its covenants or agreements or any of its representations or warranties set forth in the Merger Agreement, (vi) by Civista, if, prior to the approval of the Merger Agreement proposal by United Community shareholders, United Community (a) submits the Merger Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies its recommendation, or recommends to its shareholders an acquisition proposal other than the Merger, or (b) materially breaches its obligations to hold a meeting of its shareholders to approve the Merger Agreement or not to solicit alternative acquisition proposals; or (vii) by United Community, immediately before United Community enters into an agreement relating to a superior proposal.

United Community will be required to pay Civista a termination fee of $3,500,000 if the Merger Agreement is terminated in any of the following circumstances:

•	in the event that after the date of the Merger Agreement a bona fide acquisition proposal has been made and (A)(1) thereafter the Merger Agreement is terminated by either Civista or United Community because the Merger has not been completed prior to the termination date and United Community has failed to obtain the required vote of its shareholders, or (2) thereafter the Merger Agreement is terminated by Civista based on a breach of the Merger Agreement by United Community, and (B) within twelve months after the date of such termination, United Community enters into a definitive agreement or consummates a transaction with respect to an acquisition proposal (whether or not it is the same acquisition proposal referred to above);

•	in the event that the Merger Agreement is terminated by Civista if prior to the approval of the Merger Agreement proposal by United Community shareholders, (x) United Community (i) submits the Merger Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies its recommendation, or recommends to its shareholders an acquisition proposal other than the Merger, or (ii) materially breaches its obligations to hold a meeting of its shareholders to approve the Merger Agreement or not to solicit alternative acquisition proposals; or (y) a tender offer or exchange offer for 25% or more of the outstanding common shares of United Community is commenced (other than by Civista or one of its subsidiaries), and the United Community board recommends that the shareholders of United Community tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within the 10 business day period specified in Rule 14e-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

•	in the event the Merger Agreement is terminated by United Community, immediately before United Community enters into an agreement relating to a superior proposal.

No Dissenters’ Rights

Neither United Community shareholders nor Civista shareholders are entitled to remedies under dissenters’ rights statutes.

Certain Differences in Common Shareholder Rights (page 122)

Civista is an Ohio corporation and United Community is an Indiana corporation. United Community shareholders who receive Civista common shares in the Merger will be Civista shareholders when the Merger is completed. Thus, their rights will then be governed by Ohio law, Civista’s amended and restated articles of incorporation and code of regulations. For a summary of significant differences between the rights of United Community common shareholders and the rights of Civista common shareholders, see “COMPARISON OF SHAREHOLDERS’ RIGHTS.”

Tax Consequences of the Merger (page 101)

We intend that the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. United Community shareholders will recognize gain, but not loss, when they exchange their United Community shares of common stock for a combination of Civista common shares and cash, but their taxable gain will not exceed the cash they receive in the Merger. The obligation of Civista and United Community to complete the Merger is conditioned upon Civista and United Community receiving an opinion of Civista’s counsel, Tucker Ellis and an opinion of United Community’s counsel, Kilpatrick Townsend & Stockton LLP, dated as of the effective date of the Merger, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. This tax treatment may not apply to all United Community shareholders. Determining the actual tax consequences of the Merger to United Community shareholders can be complicated. Each United Community shareholder should consult his, her or its own tax advisor to determine the Merger’s tax consequences that are particular to the shareholder. See “THE MERGER—Material U.S. Federal Income Tax Consequences.”

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CIVISTA

The following table summarizes certain selected historical consolidated financial data of Civista for the periods and as of the dates indicated. You should read this information in conjunction with Civista’s Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Civista consolidated financial statements and related notes that are incorporated by reference into this joint proxy statement/prospectus. The financial data as of and for the fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013 is derived from Civista’s audited financial statements. The financial information as of and for the three month period ended March 31, 2018 is derived from Civista’s unaudited interim condensed consolidated financial statements incorporated by reference into this joint proxy statement/prospectus which have been prepared on the same basis as Civista’s audited financial statements. See “INCORPORATION OF DOCUMENTS BY REFERENCE.”

Selected Consolidated Financial Data

(Dollar amounts in thousands, except per share data)

	At and For the Three Months Ended March 31, 2018	2017	2016	2015	2014	2013
Statements of income:
Total interest and dividend income	$15,924	$58,594	$53,567	$50,701	$45,970	$44,881
Total interest expense	1,152	4,092	3,308	3,309	4,104	4,907

Net interest income	14,772	54,502	50,259	47,392	41,866	39,974
Provision (credit) for loan losses	—	—	(1,300)	1,200	1,500	1,100

Net interest income after provision for loan losses	14,772	54,502	51,559	46,192	40,366	38,874
Security gains/(losses)	40	12	19	(18)	113	204
Other noninterest income	5,576	16,322	16,113	14,296	13,761	11,858

Total noninterest income	5,616	16,334	16,132	14,278	13,874	12,062
Total noninterest expense	12,205	48,604	43,855	42,944	41,550	43,384

Income before federal income taxes	8,183	22,232	23,836	17,526	12,690	7,552
Federal income tax expense	1,194	6,360	6,619	4,781	3,162	1,373

Net income	$6,989	$15,872	$17,217	$12,745	$9,528	$6,179

Preferred share dividends and discount accretion	303	1,244	1,501	1,577	1,873	1,159

Net income available to common shareholders	$6,686	$14,628	$15,716	$11,168	$7,655	$5,020

Per common share earnings:
Available to common shareholders (basic)	0.65	1.48	1.96	1.43	0.99	0.65
Available to common shareholders (diluted)	0.55	1.28	1.57	1.17	0.85	0.64
Dividends	0.07	0.25	0.22	0.20	0.19	0.15
Book value	16.69	16.39	14.22	13.12	12.04	10.65
Average common shares outstanding:
Basic	10,213,264	9,906,856	8,010,399	7,822,369	7,707,917	7,707,917
Diluted	12,597,394	12,352,616	10,950,961	10,918,335	10,904,848	7,821,780

	At and For the Three Months Ended March 31, 2018	2017	2016	2015	2014	2013
Period-end balances:
Loans, net	$1,140,944	$1,151,527	$1,042,201	$987,166	$900,589	$844,713
Securities	234,915	245,309	209,919	209,701	210,491	215,037
Total assets	1,600,305	1,525,857	1,377,263	1,315,041	1,213,191	1,167,546
Deposits	1,290,671	1,204,923	1,121,103	1,052,033	968,918	942,475
Borrowings	106,879	123,082	106,852	125,667	116,240	87,206
Shareholders’ equity	188,043	184,461	137,616	125,173	115,909	128,376
Average balances:
Loans, net	$1,134,300	$1,095,956	$1,011,683	$966,786	$858,532	$800,063
Securities	242,477	234,249	213,496	211,436	214,123	216,848
Total assets	1,666,920	1,526,387	1,441,717	1,336,645	1,234,406	1,172,819
Deposits	1,380,413	1,236,663	1,210,283	1,107,445	1,026,093	965,370
Borrowings	87,467	101,880	79,391	95,132	83,058	89,496
Shareholders’ equity	184,432	172,763	133,445	120,350	114,266	103,563

Five-Year Selected Ratios

	At and For the Three Months Ended March 31, 2018	2017	2016	2015	2014	2013
Net interest margin	4.05%	4.01%	3.93%	3.96%	3.79%	3.79%
Return on average total assets	1.70	1.04	1.19	0.95	0.77	0.53
Return on average shareholders’ equity	15.37	9.19	12.90	10.59	8.34	5.97
Dividend payout ratio	10.23	16.89	11.22	13.99	19.19	23.08
Average shareholders’ equity as a percent of average total assets	11.06	11.32	9.26	9.00	9.26	8.83
Net loan charge-offs (recoveries) as a percent of average total loans	0.03	0.02	(0.02)	0.11	0.43	0.53
Allowance for loan losses as a percent of loans at year-end	1.11	1.13	1.26	1.43	1.56	1.92
Shareholders’ equity as a percent of total year-end assets	11.75	12.09	9.99	9.52	9.55	11.00

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF UNITED COMMUNITY

The following table summarizes certain selected historical consolidated financial data of United Community for the periods and as of the dates indicated. You should read this information in conjunction with United Community’s Management’s Discussion and Analysis of Financial Condition and Results of Operations and the United Community consolidated financial statements and related notes incorporated by reference into this joint proxy statement/prospectus. The financial data as of and for the fiscal years ended June 30, 2017, 2016, 2015, 2014 and 2013 is derived from United Community’s audited financial statements. The financial information as of and for the nine month period ended March 31, 2018 is derived from United Community’s unaudited interim condensed consolidated financial statements incorporated by reference into this joint proxy statement/prospectus which have been prepared on the same basis as United Community’s audited financial statements. See “INCORPORATION OF DOCUMENTS BY REFERENCE.”

Selected Consolidated Financial Data

(Dollar amounts in thousands, except per share data)

	At March 31,	At June 30,
	2018	2017	2016	2015	2014	2013
Financial Condition Data:
Total assets	$551,459	$536,931	$526,089	$521,185	$530,465	$512,631
Cash and cash equivalents	39,736	26,885	28,980	18,522	24,970	16,787
Securities held-to-maturity	41,644	41,954	40,763	40,653	337	417
Securities available-for-sale	76,999	79,188	77,725	60,873	39,965	32,013
Mortgage-backed securities available-for-sale	59,344	68,374	74,727	109,138	179,017	170,117
Loans receivable, net	296,811	282,477	267,138	253,828	244,384	254,578
Deposits	470,074	453,655	438,885	432,537	439,636	421,243
Advances from Federal Home Loan Bank	6,833	8,833	12,000	13,000	15,000	15,000
Stockholders’ equity	71,175	71,291	70,454	71,437	72,930	73,543

	For the Nine Months Ended March 31,	For the Years Ended June 30,
	2018	2017	2016	2015	2014	2013
Operating Data:
Interest income	$13,154	$16,180	$15,698	$15,232	$14,958	$15,887
Interest expense	1,809	2,269	2,201	2,375	2,656	3,351

Net interest income	11,345	13,911	13,497	12,857	12,302	12,536
Provision for (recovery of) loan losses	30	55	187	(348)	(132)	(66)

Net interest income after provision for loan losses	11,315	13,856	13,310	13,205	12,434	12,602
Other income	3,339	4,796	4,639	3,374	3,697	4,489
Other expense	11,467	14,252	13,980	13,618	13,192	13,595

Income before income taxes	3,187	4,400	3,969	2,961	2,939	3,496
Provision for income taxes	1,117	953	541	425	659	929

Net income	2,070	$3,447	$3,428	$2,536	$2,280	$2,567

Per Share Data:
Earnings per share basic	$0.51	$0.85	$0.83	$0.57	$0.47	$0.52
Earnings per share diluted (1)	$0.50	$0.84	$0.82	$0.57	$0.47	$0.52

(1)	Earnings per share amounts for periods prior to January 9, 2013 have been restated retroactively to reflect the second step conversion at a conversion rate of 0.6573 to 1.

	At, and for the Nine Months Ended March 31,	At or for the Years Ended June 30,
	2018	2017	2016	2015	2014	2013
Performance Ratios:
Return on average assets	0.51%	0.65%	0.66%	0.49%	0.43%	0.50%
Return on average equity	3.85	4.91	4.91	3.54	3.09	4.04
Interest rate spread (1)	2.94	2.77	2.77	2.65	2.50	2.58
Net interest margin (2)	2.98	2.80	2.81	2.68	2.55	2.64
Noninterest expense to average assets	2.81	2.67	2.70	2.62	2.53	2.66
Efficiency ratio (3)	78.09	76.19	77.08	83.92	82.46	79.85
Average interest-earning assets to average interest-bearing liabilities	108.12	107.78	108.28	107.71	108.42	107.23
Average equity to average assets	13.16	13.15	13.48	13.75	14.16	12.41
Dividend payout ratio (4)	58.45	31.68	28.62	44.83	48.86	91.78

Asset Quality Ratios:
Nonperforming loans as a percent of total loans	0.21	1.02	1.07	2.52	4.00	4.91
Nonperforming loans as a percent of total assets	0.11	0.54	0.55	1.25	1.88	2.48
Nonperforming assets as a percent of total assets	0.13	0.56	0.56	1.30	1.99	2.60
Allowance for loan losses as a percent of total loans	1.27	1.50	1.80	1.99	2.19	2.10
Allowance for loan losses as a percent of nonperforming loans	611.11	146.80	169.21	78.95	54.88	42.83
Net charge-offs (recoveries) to average outstanding loans during the period	0.24	0.23	0.16	(0.01)	(0.06)	0.04

Other Data:
Number of:
Real estate loans outstanding	2,588	2,552	2,726	2,727	2,466	2,491
Deposit accounts	35,006	34,893	34,390	33,886	33,090	32,526
Full-service offices	8	8	8	8	8	8

(1)	Represents the difference between the weighted average yield on average interest-earning assets and the weighted average cost of average interest-bearing liabilities.
(2)	Represents net interest income as a percent of average interest-earning assets.
(3)	Represents other expense divided by the sum of net interest income and other income.
(4)	Represents dividends declared (excluding waived dividends) divided by net income.

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

The following table shows selected pro forma condensed combined financial information about the financial condition and results of operations of Civista giving effect to the Merger. The selected pro forma condensed combined financial information assumes that the Merger is accounted for under the acquisition method of accounting, with Civista treated as the acquirer. Under the acquisition method of accounting, the assets and liabilities of United Community, as of the effective date of the Merger, will be recorded by Civista at their respective estimated fair values, and the excess of the Merger consideration over the fair value of United Community’s net assets will be allocated to goodwill.

The pro forma condensed combined income statement information for the year ended December 31, 2017 is presented as if the Merger was completed on January 1, 2017, the first business day of the Civista 2017 fiscal year, and combines the historical results of Civista and United Community. The pro forma condensed combined income statement information for the three months ended March 31, 2018 is presented as if the Merger was completed on January 1, 2017, and combines the historical results of Civista and United Community. The pro forma condensed combined balance sheet information as of March 31, 2018 gives effect to the Merger as if it occurred on March 31, 2018, and combines the historical balance sheets of Civista and United Community as of March 31, 2018.

Civista and United Community have different fiscal years. Accordingly, the summary unaudited pro forma statement of income information for the year ended December 31, 2017 has been derived from Civista’s historical consolidated statement of income for the year then ended and United Community’s historical consolidated statement of income for the fiscal year ended June 30, 2017 and for the six months ended December 31, 2017. In addition, the summary unaudited pro forma statement of income information for the three months ended March 31, 2018 has been derived from Civista’s historical consolidated statement of income for three months ended March 31, 2018 and United Community’s historical consolidated statement of income for the three months ended March 31, 2018. The summary unaudited pro forma balance sheet information has been derived from Civista’s and United Community’s historical consolidated balance sheets as of March 31, 2018.

The selected pro forma condensed combined financial data has been derived from, and should be read in conjunction with, the pro forma condensed combined financial information, including the notes thereto, which is included in this joint proxy statement/prospectus under “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.”

The selected pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented. The selected pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. Further, as explained in more detail in the notes accompanying the more detailed pro forma combined condensed financial information included under “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS,” the pro forma allocation of the purchase price reflected in the selected pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the Merger is completed. Additionally, the adjustments made in the pro forma condensed financial information, which are described in those notes, are preliminary and may be revised.

Pro Forma Condensed Consolidated Statements of Income

For the Year Ended December 31, 2017
(In thousands, except per share data)
Net Interest income	$69,699
Provision for loan losses	46
Non-interest income	20,782
Non-interest expense	64,064
Net Income	$18,548
Earnings per share
Basic	$1.22
Diluted	$1.11

For the Three Months Ended March 31, 2018
(In thousands, except per share data)
Net Interest income	$18,759
Provision for loan losses	7
Non-interest income	6,718
Non-interest expense	16,679
Net Income	$7,601
Earnings per share
Basic	$0.50
Diluted	$0.45

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2018 (In thousands)
Total assets	$2,168,408
Loans	1,450,764
Deposits	1,759,745
Borrowings	113,746
Total shareholders’ equity	276,828

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

Presented below are Civista’s and United Community’s historical per share data for the year ended December 31, 2017 and for the three months ended March 31, 2018, and pro forma combined per share data for the year ended December 31, 2017 and for the three months ended March 31, 2018. The information provided in the table below is unaudited. The pro forma data and equivalent per share information gives effect to the Merger as if the transaction had been effective on the dates presented, in the case of the book value data, and as if the transactions had become effective on January 1, 2017 in the case of the year ended December 31, 2017 and in the case of the three months ended March 31, 2018. This information should be read together with the historical consolidated financial statements and related notes of Civista and United Community filed by each with the SEC, and incorporated by reference into this joint proxy statement/prospectus, and with the unaudited pro forma condensed combined financial statements included under “UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.”

The pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented. The pro forma financial information also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors.

	Civista Historical	United Community Historical	Pro Forma Combined	Per Equivalent United Community Share (1)
For the year ended December 31, 2017:
Basic earnings per share	$1.48	0.81	1.22	1.25
Diluted earnings per share	$1.28	0.80	1.11	1.14
Cash dividends declared (2)	$0.25	0.35	0.25	0.26
Book value per common share as of December 31, 2017	$13.73	17.13	17.68	18.16

	Civista Historical	United Community Historical	Pro Forma Combined	Per Equivalent United Community Share (1)
For the three months ended March 31, 2018:
Basic earnings per share	$0.65	$0.17	$0.50	$0.51
Diluted earnings per share	$0.55	$0.17	$0.45	$0.46
Cash dividends declared (2)	$0.07	$0.10	$0.07	$0.07
Book value per common share as of March 31, 2018	$14.11	$16.88	$17.95	$18.43

(1)	Pro forma per equivalent United Community share information is calculated based on pro forma combined information multiplied by the exchange ratio of 1.027.
(2)	Pro forma dividends per share represent Civista’s historical dividends per share.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Civista common shares are listed on the Nasdaq Capital Market under the symbol “CIVB”, and United Community common shares are listed on the Nasdaq Global Market under the symbol “UCBA.” The following table sets forth for the periods indicated the high and low reported intraday sales prices per common share of Civista and United Community on their respective Nasdaq markets, and the cash dividends declared per share.

	Civista Common Shares			United Community Common Shares
	High	Low	Dividend	High	Low	Dividend
Quarter Ended:
March 31, 2018	$24.69	$20.67	$0.07	$25.75	$19.75	$0.10
December 31, 2017	23.76	20.41	0.07	23.25	19.10	0.10
September 30, 2017	22.73	18.96	0.06	19.40	18.20	0.10
June 30, 2017	22.41	18.82	0.06	19.40	17.65	0.09
March 31, 2017	23.75	18.59	0.06	17.75	16.15	0.06
December 31, 2016	19.99	14.09	0.06	17.00	14.61	0.06
September 30, 2016	15.16	12.99	0.06	15.81	14.25	0.06
June 30, 2016	13.10	10.20	0.05	14.62	13.61	0.06
March 31, 2016	13.29	9.75	0.05	15.00	12.95	0.06

On March 9, 2018, the last full trading day before the public announcement of the Merger Agreement, the closing sale price of common shares of Civista as reported on the Nasdaq Capital Market was $23.98. On June 4, 2018, the last practicable trading day before the date of this joint proxy statement/prospectus, the closing sale price of common shares of Civista as reported on the Nasdaq Capital Market was $24.70.

On March 9, 2018, the last full trading day before the public announcement of the Merger Agreement, the closing sale price of common shares of United Community as reported on the Nasdaq Global Market was $20.20. On June 4, 2018, the last practicable trading day before the date of this joint proxy statement/prospectus, the closing sale price of shares of United Community as reported on the Nasdaq Global Market was $27.25.

As of June 4, 2018, the last date before the date of this joint proxy statement/prospectus for which it was practicable to obtain this information for Civista and United Community, respectively, there were approximately 1,120 registered holders of Civista common shares and approximately 610 registered holders of United Community common shares.

The following table shows the closing sale prices of Civista common shares and United Community common shares as reported on their respective Nasdaq markets on March 9, 2018, the last full trading day before the public announcement of the Merger Agreement, and on June 4, 2018, the last practicable trading day before the date of this joint proxy statement/prospectus. The table also shows the implied value of the merger consideration payable for each United Community common shares, which we calculated by multiplying the closing price of a Civista common share on those dates by the exchange ratio of 1.027 Civista common shares per United Community common share and then adding the cash consideration of $2.54.

	Civista Common Share	United Community Common Share	Cash Consideration	Implied Value of One United Community Common Share
March 9, 2018	$23.98	$20.20	$2.54	$27.17
June 4, 2018	$24.70	$27.25	$2.54	$27.91

Civista common shareholders and United Community common shareholders are advised to obtain current market quotations for Civista common shares and United Community common shares. The market prices of Civista common shares and United Community common shares will fluctuate between the date of this joint proxy statement/prospectus and the date of completion of the Merger. No assurance can be given concerning the market price of United Community common shares before the effective time of the Merger or Civista common shares before or after the effective time of the Merger. Changes in the market price of Civista common shares prior to the completion of the Merger will affect the market value of the Merger consideration that United Community common shareholders will receive upon completion of the Merger.

RISK FACTORS

In addition to general investment risks and the other information contained in or incorporated by reference into this joint proxy statement/prospectus, including the matters addressed under the section “FORWARD-LOOKING STATEMENTS,” you should carefully consider the following risk factors in deciding how to vote on the proposals presented in this joint proxy statement/prospectus. You should also consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. Please see “WHERE YOU CAN FIND MORE INFORMATION.” This “RISK FACTORS” section identifies the most significant factors that make investment in Civista common shares speculative or risky, but it does not purport to present an exhaustive description of all risks. You should carefully consider the following risk factors before you decide how to vote concerning the proposals presented in this joint proxy statement/prospectus.

Because the market value of Civista’s common shares fluctuates, United Community shareholders cannot be sure of the value of the common share portion of the Merger consideration they may receive.

All of the United Community common shares exchanged in the Merger will be exchanged for a combination of Civista common shares and cash. The cash portion of the Merger consideration is fixed at $2.54 per share, and the common share portion is fixed at 1.027 Civista common shares for each common share of United Community exchanged. Changes in the price of Civista common shares before the Merger is completed will affect the value of the common share portion of the Merger consideration. Changes may result from many factors, including but not limited to general market and economic conditions and changes in Civista’s business, operations, and prospects, including the prospects of the business operations currently conducted by United Community. Many of these factors are outside the control of United Community and Civista. Therefore, when United Community shareholders vote on the Merger they will not know the actual market value of the final Merger consideration to be received. United Community shareholders should obtain current sale prices for Civista common shares before voting at the United Community special meeting.

The market price of Civista common shares after the Merger may be affected by factors different from those affecting the shares of United Community or Civista currently, resulting in a reduction in the market price of Civista common shares after the Merger.

Upon completion of the Merger, United Community shareholders will become Civista shareholders. Civista’s business differs in some important respects from that of United Community and, accordingly, the price of Civista common shares after the completion of the Merger may be affected by factors different from those currently affecting the independent results of operations of each of Civista and United Community. For a discussion of the businesses of Civista and United Community of some important factors to consider in connection with their businesses, please see the documents incorporated by reference into this joint proxy statement/prospectus and referred to under “WHERE YOU CAN FIND MORE INFORMATION.”

Civista could experience difficulties managing its growth and effectively integrating the operations of United Community, which may negatively affect the market price of Civista’s common shares and have an impact on United Community’s employees and customers.

The earnings, financial condition and prospects of Civista after the Merger will depend in part on Civista’s ability to integrate successfully the operations of United Community and continue to implement Civista’s business plan. Civista may not be able to fully achieve its strategic objectives and projected operating efficiencies. The costs and/or challenges involved in integrating United Community with the Civista organization may be greater than expected or the cost savings from anticipated economies of scale of the combined organization may be lower or take longer to realize than expected. Inherent uncertainties exist in integrating the operations of an acquired entity. The success of the Merger will depend on a number of factors, including, without limitation:

•	Civista’s ability to integrate the business acquired from United Community in the Merger into Civista’s current operations;

•	Civista’s ability to limit the outflow of deposits held by its new customers and to successfully retain and manage interest-earning assets and relationships (including lending relationships) acquired in the Merger;

•	Civista’s ability to control the incremental non-interest expense from the acquired business in a manner that enables it to maintain a favorable overall efficiency ratio;

•	Civista’s ability to retain and attract key employees and other appropriate personnel; and

•	Civista’s ability to earn acceptable levels of interest and non-interest income, including fee income, from the acquired business.

Civista may encounter difficulties, including, but not limited to, loss of key employees and customers, disruption of its ongoing business, or possible inconsistencies in standards, controls, procedures, and policies. These factors could contribute to Civista’s not fully achieving the anticipated benefits of the Merger.

The Merger Agreement limits United Community’s ability to pursue alternatives to the Merger that might be superior to the Merger.

With limited exceptions, the Merger Agreement prohibits United Community from soliciting, negotiating, or providing confidential information to any third party relating to competing proposals for acquisition of United Community. In addition, United Community must pay $3,500,000 to Civista upon a termination of the Merger Agreement if (a) Civista terminates the Merger Agreement because United Community accepts another acquisition proposal, or withdraws its recommendation or fails to recommend to United Community shareholders the adoption of the Merger Agreement, or breaches the prohibition against soliciting other acquisition proposals, or (b) United Community terminates the Merger Agreement and enters into a superior acquisition proposal. United Community’s obligation to make the termination payment could discourage another company from making a competing proposal.

The fairness opinions delivered to the respective boards of directors of United Community and Civista by the parties’ respective financial advisors prior to the signing of the Merger Agreement will not reflect changes in circumstances that may occur following the date of such opinions.

United Community’s board of directors received an opinion from United Community’s financial advisor concerning the fairness of the Merger consideration from a financial point of view, which opinion was delivered on and dated March 11, 2018. Civista’s board of directors received an opinion from its financial advisor concerning the fairness of the Merger consideration to Civista from a financial point of view, which opinion was also delivered on and dated March 11, 2018. These opinions do not speak as of the time the Merger will be completed or as of any date other than the date of the opinions. Subsequent changes in the operation and prospects of United Community or Civista, changes in general market and economic conditions, and other factors that may be beyond the control of United Community or Civista could significantly alter the value of United Community or Civista, or the price of Civista common shares by the time the Merger is completed. The opinion of United Community’s financial advisor is included as Annex B to this joint proxy statement/prospectus. For a description of this opinion, see “THE MERGER – Opinion of United Community’s Financial Advisor in Connection with the Merger” on page 72. The opinion of Civista’s financial advisor is included as Annex C to this joint proxy statement/prospectus. For a description of this opinion, see “THE MERGER—Opinion of Civista’s Financial Advisor in Connection with the Merger” on page 85.

Failure to complete the Merger could adversely affect the value of United Community common shares and the future operations and financial results of United Community.

If the Merger is not completed, the ongoing operations of United Community could be adversely affected due to the following factors:

•	United Community will have expenses even if the Merger is not completed, such as legal, accounting, financial advisory, and printing fees;

•	under the Merger Agreement, United Community is subject to restrictions regarding the conduct of its business before completing the Merger, which could adversely affect United Community’s ability to execute business strategies; and

•	the Merger requires substantial commitments of time and resources by United Community management, which would instead be devoted to other opportunities that could be beneficial to United Community as an independent company.

In addition, if the Merger is not completed, United Community may experience negative reactions from its customers and employees. Employees could resign and obtain other employment as a result of the failure to complete the Merger. United Community also could be subject to litigation related to failure to complete the Merger.

United Community will be subject to business uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger on employees and customers may have an adverse effect on United Community and consequently on Civista. These uncertainties may impair United Community’s ability to attract, retain and motivate key personnel until the Merger is consummated, and could cause customers and others that deal with United Community to seek to change existing business relationships with United Community. Retention of certain employees may be challenging during the pendency of the Merger, as certain employees may experience uncertainty about their future roles with Civista. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with Civista, Civista’s business following the Merger could be harmed. In addition, the Merger Agreement restricts United Community from making certain acquisitions and taking other specified actions until the Merger occurs without the consent of Civista. These restrictions may prevent United Community from pursuing attractive business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “THE MERGER AGREEMENT—Conduct of Business of United Community and Civista Prior to Completion of the Merger” beginning on page 110 of this joint proxy statement/prospectus for a description of the restrictive covenants to which United Community and Civista are subject under the Merger Agreement.

Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or cannot be met, which may prevent the Merger from being completed or adversely affect the expected results of the Merger.

Before the transactions contemplated in the Merger Agreement may be completed, various approvals must be obtained from bank regulatory and other governmental authorities. In determining whether to grant these approvals, the regulators consider a variety of factors, including the regulatory standing of each party and the factors described under “THE MERGER—Regulatory Approvals Required” starting on page 100 of this joint proxy statement/prospectus. An adverse development in either party’s regulatory standing or these factors could result in an inability to obtain one or more approvals or delay their receipt. These governmental entities may impose conditions or place restrictions on the conduct of Civista after the closing as a condition to the granting of such approvals or require changes to the terms of the Merger. Such conditions or changes and the process of obtaining regulatory approvals could have the effect of delaying completion of the Merger or of imposing additional limitations on Civista following the Merger, any of which might have an adverse effect on Civista following the Merger. The regulatory approvals may not be received, may not be received in a timely fashion, and/or may contain conditions on the completion of the Merger that adversely affect the Civista’s business following the closing, or which are not anticipated or cannot be met.

Completion of the Merger is subject to many conditions and if these conditions are not satisfied or waived, the Merger will not be completed.

The obligation of Civista and United Community to complete the Merger is subject to the fulfillment or written waiver of many conditions, including approval by the requisite vote of United Community’s shareholders, approval by the requisite vote of Civista’s shareholders, receipt of regulatory approvals, absence of orders prohibiting completion of the Merger, effectiveness of the registration statement of which this document is a part, approval for Nasdaq listing of the Civista shares to be issued, continued accuracy of the representations and warranties of the parties, and performance by the parties of certain covenants and agreements. See “THE MERGER AGREEMENT—Conditions to Completion of the Merger” on page 118 of this joint proxy statement/prospectus. These conditions to the consummation of the Merger might not be fulfilled, and the Merger therefore might not be completed. If the Merger is not completed by December 31, 2018 (or a later date the parties may agree to), either Civista or United Community could choose not to proceed with the Merger. The parties also could mutually decide to terminate the Merger Agreement at any time, before or after approval by the United Community and/or Civista shareholders. In addition, Civista or United Community could elect to terminate the Merger Agreement in other circumstances. See “THE MERGER AGREEMENT—Termination of the Merger Agreement” on page 119 of this joint proxy statement/prospectus for details or refer to Article VIII of the Merger Agreement attached as Annex A.

Certain United Community directors and executive officers have interests in the Merger that may differ from the interests of United Community shareholders.

The United Community shareholders should be aware that certain United Community directors and executive officers have interests in the Merger and have arrangements that are different from, or in addition to, those of United Community shareholders generally. The United Community board was aware of these interests and considered these interests, among other matters, when making its decision to approve the merger agreement, and in recommending that United Community shareholders vote in favor of the United Community Merger Agreement proposal and certain related matters and against alternative transactions.

The material interests considered by the United Community board were as follows:

•	The awards of stock options that United Community has made to its executive officers and directors under its equity incentive plan. As a result of the Merger, each stock option, whether vested or unvested, that is outstanding and unexercised immediately prior to the closing will be canceled and will be cashed out for an amount equal to the value of the per share Merger consideration less the option exercise price;

•	The awards of restricted stock that United Community has made to its executive officers and directors under its equity incentive plans. As a result of the Merger, each restricted stock award that is outstanding immediately prior to closing will fully vest and each holder will be entitled to receive the per share Merger consideration for each share of United Community common stock held by such holder;

•	The employment agreements with Elmer G. McLaughlin, President and Chief Executive Officer and W. Michael McLaughlin, Executive Vice President and Chief Operating Officer that provide for severance benefits, if following a change in control, Messrs. Elmer G. McLaughlin or W. Michael McLaughlin suffer an involuntary termination of employment for reasons other than cause or voluntarily terminate their employment for good reason, and the similar employment agreement that United Community Bank maintains with James W. Kittle, Senior Vice President and Chief Lending Officer; under the agreements each executive is entitled to a cash severance payment equal to the product of 2.99 and the executive’s “base amount,” as defined under Internal Revenue Code Section 280G;

•

The settlement agreements Civista, Civista Bank, United Community and United Community Bank entered into with Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle in connection with the execution of the Merger Agreement. The settlement agreements provide that, on the closing date of the proposed Merger, if Messrs. Elmer G. McLaughlin, James W. Kittle and W. Michael McLaughlin have not voluntarily terminated their employment with United Community and United Community Bank and have not suffered an involuntary termination of employment for cause, Civista will pay each executive a lump-sum cash payment in full satisfaction of the payment obligations of Civista and Civista Bank under the existing employment agreements with United Community and United Community Bank and Messrs. Elmer G. McLaughlin and W. Michael McLaughlin and the United Community Bank employment agreement with Mr. James W. Kittle, less applicable tax withholdings.

•	The change in control agreement with David Z. Rosen, Chief Financial Officer United Community. The agreement provides that following a change in control, in the event Mr. Rosen suffers an involuntary termination of employment for reasons other than cause, or voluntarily terminates his employment with good reason within 12 months of a change in control, Mr. Rosen will be entitled to receive a lump sum cash payment. In addition, the agreement provides that, if Mr. Rosen’s employment is terminated under such circumstances, he will also be entitled to continued benefit coverage under United Community Bank’s health and welfare plans for a period of 12 months following his termination of employment, or a cash payment in lieu thereof. At the time the Merger Agreement was entered into, United Community agreed to make reasonable efforts to enter into a settlement agreement with Mr. Rosen reflecting the aggregate amount to be paid to Mr. Rosen in full satisfaction of the payment obligations due under his change in control agreement. Subsequently, Civista, Civista Bank, United Community and United Community Bank entered into a settlement agreement with Mr. Rosen that provides that, on the closing date of the proposed Merger, if Mr. Rosen has not voluntarily terminated his employment with United Community and United Community Bank and has not suffered an involuntary termination of employment for cause, Civista will pay Mr. Rosen a lump-sum cash payment in full satisfaction of the payment obligations due him under his change in control agreement;

•	The executive supplemental retirement agreements with Messrs. Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle, which provide the executives with additional compensation for 180 months following the executive’s retirement or other termination of service. Contributions required to be made on behalf of Mr. Elmer G. McLaughlin under his ESRI agreement have been made and he is not entitled to any additional contributions in connection with the transactions contemplated by the Merger Agreement. Portions of the contributions required to be made on behalf of Messrs. W. Michael McLaughlin and James W. Kittle under their ESRI agreements have not been made and therefore additional contributions are required to be made by United Community Bank in connection with the transactions contemplated by the Merger Agreement. Under the terms of the Merger Agreement, United Community Bank will take action to terminate the agreements at or immediately prior to the Effective Time and distribute the benefits to the executives;

•	United Community Bank sponsors a directors’ retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the terms of the Merger Agreement, United Community Bank will take action to terminate the director retirement plan at or immediately prior to the Effective Time and distribute the benefits to the participating non-employee directors; and

•	That, pursuant to the Merger Agreement, Civista will increase the number of members of its board of directors by two and appoint two members of United Community’s board of directors as members of its board. As of the effective time, Civista Bank will increase the number of members of its board of directors by three and appoint three members of United Community’s board of directors as members of its board. United Community and Civista have agreed that Elmer G. McLaughlin and Julie A. Mattlin will be appointed to Civista’s and Civista Bank’s boards of directors. William F. Ritzmann will also be appointed to Civista Bank’s board of directors. Civista Bank will invite all directors of United Community Bank not identified in the preceding sentences to be members of a community advisory board which Civista Bank will maintain for at least two years following the closing date of the Merger.

For a more complete description of these interests, see the section of this joint proxy statement/prospectus entitled “INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER” beginning on page 41.

Risks Related to Owning Civista Common Shares.

You should read and consider risk factors specific to Civista’s business that will also affect the combined company after the Merger, described in Civista’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed by Civista with the SEC and incorporated by reference into this document. See “INCORPORATION OF DOCUMENTS BY REFERENCE” on page 137 of this joint proxy statement/prospectus.

FORWARD-LOOKING STATEMENTS

Certain matters set forth in this joint proxy statement/prospectus may contain forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, shareholder or other approvals; statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans; statements about the benefits of the proposed Merger between Civista and United Community, statements of expectation or belief; projections related to certain financial metrics; and statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond the control of either Civista or United Community. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements in this joint proxy statement/prospectus and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under “RISK FACTORS” in this joint proxy statement/prospectus or under Item 1A “Risk Factors” in both Civista’s and United Community’s Annual Report on Form 10-K and those disclosed in Civista’s and United Community’s other periodic reports filed with the Securities and Exchange Commission, as well as the possibility that: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; prior to the completion of the transaction or thereafter, Civista’s and United Community’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; the parties are unable to successfully implement integration strategies; required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers, employees and other constituents to the transaction; and diversion of management time on merger-related matters. For any forward-looking statements made herein or in any documents, annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. All forward-looking statements included herein are based on information available at the time. Forward-looking statements speak only as of the date they are made. Neither Civista nor United Community assumes any duty or undertake to update forward-looking statements.

THE SPECIAL MEETING OF SHAREHOLDERS OF UNITED COMMUNITY

Time, Date and Place

This joint proxy statement/prospectus is being provided to United Community shareholders in connection with the solicitation of proxies by United Community’s board of directors for use at the special meeting of shareholders (the “special meeting”) to be held at 12:00 p.m., local time, on July 24, 2018, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, 47025, including any adjournments of the special meeting.

This joint proxy statement/prospectus is also being furnished by Civista to United Community shareholders as a prospectus in connection with the issuance of Civista common shares upon completion of the Merger.

Matters to be Considered

At the special meeting, the shareholders of United Community will be asked to consider and vote upon the following matters:

•	a proposal to adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger;

•	a proposal to approve on an advisory (non-binding) basis the compensation that certain executive officers may receive in connection with the consummation of the Merger; and

•	a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Merger Agreement.

The board of directors of United Community believes that the Merger with Civista is in the best interests of United Community shareholders and unanimously recommends that you vote (1) “FOR” the adoption and approval of the United Community Merger Agreement proposal, (2) “FOR” the United Community compensation proposal, and (3) “FOR” the proposal to adjourn the special meeting of United Community shareholders, if necessary, to solicit additional proxies.

Record Date; Shares Outstanding and Entitled to Vote

The board of directors of United Community has fixed the close of business on June 4, 2018, as the record date for determining the United Community shareholders who are entitled to notice of and to vote at the United Community special meeting of shareholders. Only holders of United Community shares at the close of business on the record date will be entitled to notice of and to vote at the United Community special meeting.

As of the close of business on June 4, 2018, there were 4,217,619 United Community common shares outstanding and entitled to be voted at the special meeting. The United Community common shares were held of record by approximately 610 shareholders. Each United Community common share entitles the holder to one vote on all matters properly presented at the special meeting. The United Community common shares are the only class of shares entitled to vote at the United Community special meeting.

Votes Required; Quorum

Under Indiana Law and United Community’s Articles of Incorporation, as amended, the adoption and approval of the United Community Merger Agreement proposal requires the affirmative vote of holders of at least a majority of the United Community common shares outstanding and entitled to be voted at the special meeting. Approval of the United Community compensation proposal and the adjournment proposal each requires the affirmative vote of the holders of a majority of United Community’s common shares represented, in person or by proxy, at the special meeting.

As of June 4, 2018, directors and executive officers of United Community owned an aggregate of 316,355 common shares, an amount equal to approximately 7.5% of the outstanding United Community common shares. Each of the directors of United Community and certain executive officers of United Community (and certain entities controlled by them) entered into voting agreements on March 11, 2018 with Civista pursuant to which such persons agreed, subject to certain terms and conditions, to vote all of their United Community shares in favor of the adoption and approval of the United Community Merger Agreement proposal. As of the date of this joint proxy statement/prospectus, Civista and its directors, executive officers and affiliates beneficially owned no United Community common shares.

Your vote is important. Brokers and other nominees who hold United Community shares in “street name” for beneficial owners cannot vote such United Community shares on either of the proposals without specific instructions from the beneficial owners. If you fail to return your proxy card, vote by Internet or telephone, or vote in person at the special meeting or if you mark “ABSTAIN” on your proxy card or ballot at the special meeting, it will have the same effect as a vote “AGAINST” the adoption and approval of the United Community Merger Agreement proposal, but will have no effect on the United Community compensation proposal or the proposal to adjourn the meeting. If your shares are held in “street name,” and you fail to instruct your broker how to vote, it will have the same effect as a vote “AGAINST” the adoption and approval of the United Community Merger Agreement proposal, and if your broker returns the proxy card without your instructions on the United Community compensation proposal or the proposal to adjourn the meeting, it will have the effect of a vote “AGAINST” the United Community compensation proposal and “AGAINST” proposal to adjourn the special meeting to solicit additional proxies.

A quorum, consisting of the holders of a majority of the outstanding United Community shares, must be present in person or by proxy at the United Community special meeting before any action, other than the adjournment of the special meeting, can be taken. A properly executed proxy card marked “ABSTAIN” or a valid proxy card submitted by a broker without votes cast will be counted for purposes of determining whether a quorum is present.

United Community’s board of directors does not expect any matter other than the adoption and approval of the United Community Merger Agreement proposal, the United Community compensation proposal and the proposal to adjourn the special meeting to solicit additional proxies, if necessary, to be brought before the United Community special meeting. If any other matters are properly brought before the special meeting for consideration, United Community shares represented by properly executed proxy cards will be voted, to the extent permitted by applicable law, in the discretion of the persons named in the proxy card in accordance with their best judgment.

Voting by Proxy, Internet, Telephone or In Person; Incomplete Proxies

Any United Community shareholder may vote by proxy or in person at the United Community special meeting.

If you hold your shares of United Community common stock in your name as a shareholder of record and wish to attend your special meeting and vote in person, you may request a ballot when you arrive.

If you hold your shares of United Community common stock in your name as a shareholder of record, you may vote by proxy by mail, through the Internet, or by telephone:

•	To vote by mail, you must complete, sign, date and mail your proxy card in the enclosed postage-paid return envelope as soon as possible. Please respond promptly to ensure your proxy card is mailed sufficiently in advance to ensure receipt prior to your special meeting.

•	To vote through the Internet, please follow the instructions on the accompanying proxy card as soon as possible. The instructions in the enclosed proxy card contain the applicable deadlines and other information about voting your shares through the Internet.

•	To vote by telephone, please follow the instructions on the accompanying proxy card as soon as possible. The instructions in the enclosed proxy card contain the applicable deadlines and other information about voting your shares by telephone.

United Community requests that United Community shareholders vote as soon as possible by completing and signing the accompanying proxy card and returning it to United Community in the enclosed postage-paid envelope, or through the Internet or telephone. When the accompanying proxy card is returned properly executed, you will be appointing the “proxies” named in the proxy card to vote your shares for you at the United Community special meeting. The shares of United Community common stock represented by your properly executed proxy card will be voted at the United Community special meeting in accordance with the instructions contained on the proxy card. If any proxy card is returned without indication as to how to vote, the shares of United Community common stock represented by the proxy card will be voted (i) “FOR” the United Community Merger Agreement proposal, (ii) “FOR” the United Community compensation proposal, and (iii) “FOR” the United Community adjournment proposal.

If you vote through the Internet or by telephone, you do not need to sign and return a proxy card. Under Indiana law, you will be appointing the proxies to vote your shares on the same terms as are described above and with the same authority as if you completed, signed and returned a proxy card. The authority you will be giving the proxies is described in the proxy card.

Every United Community shareholder’s vote is important. Accordingly, each United Community shareholder should sign, date and return the enclosed proxy card, or vote through the Internet or by telephone, whether or not the United Community shareholder plans to attend the United Community special meeting in person. Sending in your proxy card or voting on the Internet or by telephone will not prevent you from voting your shares personally at the meeting, since you may revoke your proxy at any time before it is voted.

Shares Held in “Street Name”

If you are a United Community shareholder and your shares are held in “street name” through a bank, broker or other holder of record, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the bank or broker. United Community’s shareholders should check the voting form used by that firm to determine whether you may vote by telephone or the Internet. You may not vote shares held in street name by returning a proxy card directly to United Community or by voting in person at the United Community special meeting unless you obtain a “legal proxy” from your broker, bank or other nominee. Furthermore, brokers, banks or other nominees who hold shares of United Community common stock on behalf of their customers will not vote your shares of United Community common stock or give a proxy to United Community to vote those shares with respect to the United Community Merger Agreement proposal without specific instructions from you, as brokers, banks and other nominees do not have discretionary voting power on such proposal.

To ensure that your shares are represented at the United Community special meeting and voted in the manner you desire, it is important that you instruct your bank, broker or other holder of record as to how it should vote your shares.

Solicitation and Revocation of Proxies

A proxy card accompanies each copy of this joint proxy statement/prospectus mailed to United Community shareholders. Your proxy with respect to United Community shares is being solicited by the board of directors of United Community. If you hold both United Community shares and Civista shares, you will receive two different sets of proxy materials. You should complete and submit BOTH proxy cards. See “THE SPECIAL MEETING

OF SHAREHOLDERS OF CIVISTA.” Whether or not you attend the United Community special meeting, United Community’s board of directors urges you to return your properly executed proxy card as soon as possible. If you return your properly executed United Community proxy card prior to the special meeting and do not revoke it prior to its use, your shares will be voted at the United Community special meeting or, if appropriate, at any adjournment of the United Community special meeting. Your United Community shares will be voted as specified on your proxy card or, in the absence of specific instructions to the contrary, will be voted “FOR” the adoption and approval of the United Community Merger Agreement proposal, “FOR” the approval of the United Community compensation proposal, and “FOR” the approval of the adjournment of the United Community special meeting, if necessary, to solicit additional proxies.

If you have returned a properly executed United Community proxy card, you may revoke it at any time before a vote is taken at the United Community special meeting by:

•	filing a written notice of revocation with United Community’s Corporate Secretary, at United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025;

•	executing and returning another United Community proxy card with a later date or submitting a later—dated vote through the Internet ,or by telephone; or

•	attending the United Community special meeting and giving notice of revocation or voting in person.

Your attendance at the United Community special meeting will not, by itself, revoke your proxy.

If you hold your United Community shares in “street name” through a broker, bank or other nominee, you must provide your broker, bank or nominee (the record holder of your United Community shares) with instructions on how to vote your shares. Your broker, bank or other nominee will provide you with voting instructions. If you have instructed your broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change or revoke your vote.

If you receive more than one United Community proxy, it means that you hold shares of common stock that are registered in more than one account. For example, if you own your United Community shares of common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, separate proxy cards for those shares because they are held in a different form of record ownership. To ensure that all of your shares are voted, please sign and return each United Community proxy card you receive.

United Community will bear the cost of solicitation of proxies on behalf of United Community’s board of directors. Proxies will be solicited by mail, and may be further solicited by additional mailings, personal contact, telephone, facsimile or electronic mail, by directors, officers and employees of United Community, none of whom will receive additional compensation for their solicitation activities. United Community will pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of United Community shares not beneficially owned by them, for forwarding this joint proxy statement/prospectus and other United Community proxy solicitation materials to, and obtaining voting instructions from, the beneficial owners of United Community shares entitled to vote at the United Community special meeting. In addition, United Community has also made arrangements with Laurel Hill Advisory Group, LLC to assist it in soliciting proxies and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,500, plus the reimbursement of certain expenses for these services.

Assistance

If you need assistance in completing your proxy card, have questions regarding United Community’s special meeting or would like additional copies of this joint proxy statement/prospectus, please contact United Community’s proxy solicitor, Laurel Hill Advisory Group, LLC, at 2 Robbins Lane, Suite 201, Jericho, New York 11753, or by telephone at (888) 742-1305. Banks and brokers should call (516) 933-3100

THE UNITED COMMUNITY PROPOSALS

Proposal 1—United Community Merger Agreement Proposal

United Community is asking its shareholders to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Each United Community shareholder should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, for more detailed information concerning the Merger Agreement and the Merger. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.

After careful consideration, the United Community board unanimously approved the Merger Agreement, having determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable and in the best interests of United Community and United Community’s shareholders. See the section of this joint proxy statement/prospectus entitled “THE MERGER—United Community’s Reasons for the Merger; Recommendation of the United Community Board of Directors” beginning on page 69 for a more detailed discussion of the United Community board’s recommendation.

The United Community board unanimously recommends a vote “FOR” the United Community Merger Agreement proposal.

Proposal 2—United Community Compensation Proposal

In accordance with Section 14A of the Exchange Act, United Community is providing its shareholders with the opportunity to cast an advisory (non-binding) vote on certain compensation that may become payable to its named executive officers that is based on or otherwise relates to the Merger, the value of which is set forth in the table included in the section of this joint proxy statement/prospectus entitled “INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS AND DIRECTORS—Merger-Related Compensation for United Community’s Named Executive Officers.” As required by Section 14A of the Exchange Act, and the applicable SEC rules issued thereunder, United Community is asking its shareholders to vote on the approval of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to United Community’s named executive officers that is based on or otherwise relates to the Merger, as disclosed in the table and associated narrative discussion in the section of the proxy statement and prospectus entitled “INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS AND DIRECTORS—Merger-Related Compensation for United Community’s Named Executive Officers,” is hereby APPROVED.”

Approval of the United Community compensation proposal requires the affirmative vote of the majority of shares entitled to vote and represented in person or by proxy at the special meeting. The vote on the United Community compensation proposal is a vote separate and apart from the vote on the United Community Merger Agreement proposal. Accordingly, a United Community shareholder may vote to approve the United Community Merger Agreement proposal and vote not to approve the United Community compensation proposal and vice versa.

Because the vote on the United Community compensation proposal is advisory in nature only, it will not be binding on either United Community or Civista. Accordingly, because United Community is contractually obligated to pay the compensation described in the section of this proxy statement and prospectus entitled “INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS AND DIRECTORS—Merger-Related Compensation for United Community’s Named Executive Officers,” such compensation will be payable, subject only to the conditions applicable thereto, if the Merger is approved and the Merger is completed, regardless of the outcome of the advisory vote.

The board of directors of United Community unanimously recommends a vote “FOR” the United Community compensation proposal.

Proposal 3—Adjournment of the United Community Special Meeting

If, as described in section “THE SPECIAL MEETING OF SHAREHOLDERS OF UNITED COMMUNITY—Matters to be Considered,” there are not sufficient votes to adopt and approve the Merger Agreement at the time of the United Community special meeting, the United Community shareholders cannot adopt and approve the Merger Agreement unless the special meeting is adjourned to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to Indiana law, no notice of a meeting adjourned needs to be given if the time and place to which the meeting is adjourned are fixed and announced at the meeting. The proposal to adjourn the special meeting must be approved by the holders of the affirmative vote of the holders of a majority of United Community’s common shares represented, in person or by proxy, at the special meeting. In order to permit proxies that have been received by United Community at the time of the United Community special meeting to be voted for an adjournment, if necessary, United Community has submitted the proposal to adjourn the special meeting to the United Community shareholders as a separate matter for their consideration.

The board of directors of United Community recommends that you vote “FOR” the proposal to adjourn the special meeting.

INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS

AND DIRECTORS IN THE MERGER

As described below, some of United Community directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of United Community’s shareholders generally, which are described below. The United Community board of directors was aware of these interests and considered these interests, among other matters, in approving the Merger Agreement.

Treatment of Stock Options

Under the terms of the Merger Agreement, any holder of an unexercised United Community stock option, whether vested or unvested, will receive cash from United Community Bank in the amount by which the sum of $2.54 and the “effective time value” per share exceeds the exercise or strike price of such stock option. If the exercise price of a stock option equals or exceeds the sum of $2.54 and the effective time value, such stock option will be cancelled without any payment in exchange. “Effective time value” means the product of (A) the average of the per share closing price of a Civista common share on the Nasdaq Capital Market during the five (5) consecutive full trading days ending on the trading day prior to the effective time of the Merger and (B) the exchange ratio.

Treatment of Restricted Stock Awards

The Merger Agreement provides that each award of United Community restricted common stock subject to vesting will become fully vested and will be converted into the right to receive the Merger consideration based on the Merger Agreement in the same manner as all outstanding United Community common shares, less deduction and withholding amounts required by applicable tax laws.

Stock Options and Restricted Stock Awards Held by United Community’s Executive Officers and Directors

For an estimate of the amounts that would be payable to each of United Community Bancorp’s named executive officers on settlement of their unvested equity awards, see “—Merger-Related Compensation for United Community’s Named Executive Officers” below. United Community’s non-employee directors, William F. Ritzmann, Robert J. Ewbank, Jerry W. Hacker, James D. Humphrey, Julie A. Mattlin and John Sutton, Jr., will be entitled to receive an estimated cash payment of $388,441, $116,533, $46,596, $14,826, $51,169 and $51,169, respectively, in exchange for the cancellation of their outstanding stock options upon consummation of the Merger. William F. Ritzmann, Robert J. Ewbank, Jerry W. Hacker, James D. Humphrey, Julie A. Mattlin and John Sutton, Jr. hold 1,939, 582, 582, 582, 2,910 and 2,910 restricted stock awards, respectively, that will become fully vested at the effective time of the Merger and convert in to the right to receive the same Merger consideration that all other shares of United Community common stock are entitled to receive in the Merger.

Employment Agreements with United Community, United Community Bank and Certain Officers

United Community and United Community Bank each maintain employment agreements with Elmer G. McLaughlin, President and Chief Executive Officer and W. Michael McLaughlin, Executive Vice President and Chief Operating Officer that provide for severance benefits, if following a change in control, Messrs. Elmer G. McLaughlin or W. Michael McLaughlin suffer an involuntary termination of employment for reasons other than cause or voluntarily terminate their employment for good reason. United Community Bank maintains a similar agreement with James W. Kittle, Senior Vice President and Chief Lending Officer. Under the terms of the employment agreements, the Merger constitutes a change in control, therefore if the executives suffer an involuntary termination of employment for reasons other than cause, or voluntarily terminate their employment for good reason on or after the Effective Time, each executive is entitled to a lump sum cash severance payment equal to the product of 2.99 and the executive’s “base amount,” as defined under Internal Revenue Code Section 280G. Under Internal Revenue Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five taxable years preceding the year in which the change in control occurs. Each executive is also entitled to continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the employment agreement terms (June 30, 2020 for Messrs. Elmer G. McLaughlin and W. Michael McLaughlin and June 30, 2019 for Mr. James W. Kittle) or the date the executive becomes covered under another employer’s benefit plans. In the event that it is not possible to continue a particular benefit coverage for the executives, or if providing such a benefit coverage would be considered deferred compensation under Section 409A of the Internal Revenue Code of 1986, and in either event an exemption of the six-month delay requirement of Section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, the executives are entitled to receive a lump sum cash payment equal to the present value of the projected cost to maintain that particular insurance benefit. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payments in excess of the base amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G. For an estimate of the amounts that would be payable to each of Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle under their employment agreements, see “—Merger-Related Compensation for United Community’s Named Executive Officers” below.

Change in Control Agreement with United Community Bank and David Z. Rosen

United Community Bank maintains a change in control severance agreement with David Z. Rosen, Chief Financial Officer. The agreement provides that following a change in control, in the event Mr. Rosen suffers an involuntary termination of employment for reasons other than cause, or voluntarily terminates his employment with good reason within 12 months of a change in control, Mr. Rosen will be entitled to receive a lump sum cash payment equal to the base salary at the rate in effect immediately prior to a change in control and the most recent bonus paid by United Community or United Community Bank. In addition, the agreement provides that, if Mr. Rosen’s employment is terminated under such circumstances, he will also be entitled to continued benefit coverage under the Bank’s health and welfare plans for a period of twelve months following his termination of employment. In the event that it is not possible for the Bank to continue a particular benefit coverage, or if providing such a benefit coverage would be considered deferred compensation under Section 409A of the Internal Revenue Code of 1986, and in either event an exemption of the six-month delay requirement of Section 409A(a)(2)(B)(i) is not available for that particular insurance benefit, the agreement provides that Mr. Rosen will instead be entitled to receive a lump sum cash payment equal to the present value of the Bank’s projected cost to maintain that particular insurance benefit had his employment not terminated, see, “—Merger-Related Compensation for United Community’s Named Executive Officers” below.

Settlement Agreements with Elmer G. McLaughlin, W. Michael McLaughlin, James W. Kittle and David Z. Rosen

In connection with the execution of the Merger Agreement, Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle, entered into settlement agreements with Civista, Civista Bank, United Community and United Community Bank. Subsequently, Civista, Civista Bank, United Community and United Community Bank entered into a settlement agreement with Mr. Rosen. The settlement agreements provide that, on the closing date of the proposed Merger, if Messrs. Elmer G. McLaughlin, James W. Kittle, W. Michael McLaughlin and David Z. Rosen have not voluntarily terminated their employment with United Community and United Community Bank and have not suffered an involuntary termination of employment for cause, Civista will pay each executive a lump-sum cash payment in full satisfaction of the payment obligations of Civista and Civista Bank under the existing employment agreements with United Community and United Community Bank and Messrs. Elmer G. McLaughlin and W. Michael McLaughlin, the United Community Bank employment agreement with Mr. James W. Kittle, and the United Community Bank change in control agreement with Mr. David Z. Rosen less applicable tax withholdings. All settlement agreement payments are subject to reduction to the extent necessary to ensure that no portion of such payment will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986. For an estimate of the amounts that would be payable to

Elmer G. McLaughlin, W. Michael McLaughlin, James W. Kittle and David Z. Rosen under their settlement agreements, see “—Merger-Related Compensation for United Community’s Named Executive Officers” below.

Payments Under Supplemental Executive Retirement Plan

United Community Bank maintains a supplemental executive retirement plan which provides participants with retirement benefits that cannot be provided under United Community Bank’s 401(k) Plan and/or employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Internal Revenue Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the supplemental executive retirement plan also provides supplemental benefits upon a change in control before the scheduled repayment of the ESOP loan. Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle currently participate in the supplemental executive retirement plan. For an estimate of the amounts that would be payable to Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle under the supplemental executive retirement plan, see “—Merger-Related Compensation for United Community’s Named Executive Officers” below.

Payments under Executive Supplemental Retirement Income Agreements

United Community Bank maintains executive supplemental retirement income (“ESRI”) agreements. with Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle for the purpose of providing the executives with additional compensation for 180 months following the executive’s retirement or other termination of service. The agreements provide that if the employee’s employment is terminated following a change in control (including voluntary termination after certain material changes in the employee’s functions, duties or responsibilities), contributions required under the agreements not yet made (or the present value of such contributions, as applicable) shall be immediately made to the trusts established in accordance with the agreements. Contributions required to be made on behalf of Mr. Elmer G. McLaughlin under his ESRI agreement have been made and he is not entitled to any additional contributions in connection with the transactions contemplated by the Merger Agreement. Portions of the contributions required to be made on behalf of Messrs. W. Michael McLaughlin and James W. Kittle under their ESRI agreements have not been made and therefore additional contributions are required to be made by United Community Bank in connection with the transactions contemplated by the Merger Agreement. Under the terms of the Merger Agreement, United Community Bank will take action to terminate the ESRI agreements at or immediately prior to the Effective Time and distribute the benefits to the executives. For an estimate of the amounts that will be distributed to each of Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle under ESRI agreements, see “—Merger-Related Compensation for United Community’s Named Executive Officers” below.

Payments under Directors’ Retirement Plan

United Community Bank sponsors a directors’ retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the plan, a non-employee director who has completed at least three years of service with the Bank and has attained the designated “benefit age” (ranging from age 72 years to age 80 years and 9 months) set forth in an individual agreement under the plan will receive a retirement benefit of $20,000 per year for ten years, payable in bi-weekly installments. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if the director remained in service until reaching the director’s designated benefit age, payable over a ten-year period. The plan also provides that the board of directors may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. No benefits are payable under the plan upon a termination of service for cause.

Under the terms of the Merger Agreement, United Community Bank will take action to terminate the director retirement plan at or immediately prior to the Effective Time and distribute the benefits to the participating non-employee directors. Following the termination of the director retirement plan, directors Ewbank, Hacker, Humphrey, Mattlin and Sutton, who each participate in the director retirement plan, will each receive a cash payment of the present value of $200,000 that would be payable to them at their respective retirement age under the director retirement plan.

Appointment of Two Directors to Civista’s Board and Three Directors to the Civista Bank Board

Pursuant to the Merger Agreement, Civista will increase the number of members of its board of directors by two and appoint two members of United Community’s board of directors as members of its board. As of the effective time, Civista Bank (as the surviving institution in the Bank Merger), will increase the number of members of its board of directors by three and appoint three members of United Community’s board of directors as members of its board members of its board. United Community and Civista have agreed that Elmer G. McLaughlin and Julie A. Mattlin will be appointed to Civista’s and Civista Bank’s boards of directors. William F. Ritzmann will also be appointed to Civista Bank’s board of directors. Civista Bank will invite all directors of United Bank not identified in the preceding sentences to be members of a community advisory board which Civista Bank will maintain for at least two years following the closing date of the Merger.

Indemnification and Insurance of Directors and Officers

Pursuant to the Merger Agreement, from and after the effective time of the Merger, Civista will indemnify each person who served as a director or officer of United Community, to the fullest extent permitted by law, from and against costs, expenses (including attorneys’ fees), judgments, fines, losses, damages or liabilities in connection with any threatened or actual action, suit, proceeding or investigation arising from or pertaining to the fact that such person was a director or officer of United Community or one of its subsidiaries. In addition, Civista has agreed to maintain, for a period of six years following the closing of the Merger, directors’ and officers’ liability insurance for claims against present and former directors and officers of United Community and United Community Bank.

Merger-Related Compensation for United Community’s Named Executive Officers

The information set forth in the following table is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each of United Community’s named executive officers that is based on, or otherwise relates to, the Merger. The merger-related compensation payable to these individuals is the subject of a non-binding advisory vote of United Community stockholders, as described above in “THE UNITED COMMUNITY PROPOSALS—Proposal 2—United Community Compensation Proposal.”

The following table sets forth the amount of payments and benefits that each of United Community’s named executive officers would receive in connection with the Merger, assuming: (i) that the effective time of the Merger was June 4, 2018, the last practicable date prior to the date of this joint proxy statement/prospectus; (ii) an implied per share price of United Community common stock of $27.17, which reflects the 1.027 fixed exchange ratio and the $2.54 cash consideration to be received in the Merger; and (iii) each named executive officer experiences a qualifying termination of employment on June 4, 2018. This table does not include the value of benefits in which the named executive officers are vested without regard to the occurrence of a change in control. The amounts shown below are estimates based on multiple assumptions that may or may not actually occur, and as a result, the actual amounts to be received by a named executive officer may differ materially from the amounts shown below.

Executive	Cash ($) (1)	Equity ($) (2)	Pension/ Nonqualified Deferred Compensation ($) (3)	Perquisites/ Benefits ($) (4)	Total ($)
Elmer G. McLaughlin	912,581	195,739	—	—	1,108,320
W. Michael McLaughlin	384,277	167,801	159,317	—	711,395
James W. Kittle	437,637	167,801	142,039	—	747,477
David Z. Rosen	174,272	93,940	—	25,554	293,766

(1)	The cash payments for Messrs. Elmer G. McLaughlin, W. Michael McLaughlin, James W. Kittle and David Z. Rosen are pursuant to settlement agreements entered into with Civista, Civista Bank, United Community and United Community Bank. The amounts payable to Messrs. Elmer G. McLaughlin, W. Michael McLaughlin and James W. Kittle have effectively become “single trigger” benefits since the amounts are payable upon the occurrence of the Merger without regard to termination of employment. The cash severance payable to Mr. Rosen is considered a “double trigger” benefit since the severance is payable in the event of Mr. Rosen’s termination of employment following a change in control. The cash payments under the settlement agreements have been reduced to avoid the payment of excise taxes under Section 4999 of the Internal Revenue Code.
(2)	Represents the estimated cash payment to be made in exchange for the cancellation of unvested stock options and the value of the non-vested restricted stock awards that become vested at the effective time of the Merger. The value of the stock options is based on a per share price of United Community common stock of $15.84 ($7.92 for Mr. Rosen) and the value of the restricted stock awards is based on a per share price of United Community common stock of $27.17, which reflects the 1.027 fixed exchange ratio and the $2.54 cash consideration to be received in the Merger. The amounts payable under this column are considered a “single trigger” benefit since they are payable upon a change in control of United Community without regard to termination of employment. Set forth below are the values of each type of equity-based award outstanding as of the date hereof that would become vested upon the effective time of the Merger:

Name	Stock Options ($)	Restricted Stock ($)
Elmer G. McLaughlin	122,000	73,739
W. Michael McLaughlin	104,576	63,225
James W. Kittle	104,576	63,225
David Z. Rosen	39,600	54,340

(3)	Represents the additional contributions to be made under the supplemental executive retirement plan and Messrs. McLaughlin’s and Kittle’s ESRI agreements. These payments have effectively become “single trigger” benefits since the additional contribution is solely as a result of the Merger.
(4)	Represents the estimated value of continued medical, disability and life insurance coverage for Mr. Rosen for twelve months following the completion of the Merger.

THE SPECIAL MEETING OF SHAREHOLDERS OF CIVISTA

Time, Date and Place

This joint proxy statement/prospectus is being provided to Civista shareholders in connection with the solicitation of proxies by Civista’s board of directors for use at the special meeting of shareholders (the “special meeting”) to be held at 10:00 a.m., local time, on July 24, 2018, at Castaway Bay, 2001 Cleveland Road, Sandusky, Ohio 44870, including any adjournments of the special meeting.

This joint proxy statement/prospectus is also being furnished by Civista to United Community shareholders as a prospectus in connection with the issuance of Civista common shares upon completion of the Merger.

Matters to be Considered

At the special meeting, the shareholders of Civista will be asked to consider and vote upon the following matters:

•	a proposal to adopt and approve the Civista Merger Agreement and the transactions contemplated thereby, including the Merger (the “Civista Merger Agreement proposal”);

•	a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Civista Merger Agreement proposal; and

•	a proposal, unrelated to the Civista Merger Agreement proposal, to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized common shares by 20 million.

The board of directors of Civista believes that the Merger with United Community is in the best interests of Civista shareholders and unanimously recommends that you vote (1) “FOR” the adoption and approval of the Civista Merger Agreement proposal, and (2) “FOR” the proposal to adjourn the special meeting of Civista shareholders, if necessary, to solicit additional proxies. The board of directors of Civista also believes that the increase in the number of Civista’s authorized shares is in the best interests of Civista shareholders and unanimously recommends that you vote “FOR” the adoption and approval of the proposed amendment to Civista’s amended and restated articles of incorporation.

Record Date; Shares Outstanding and Entitled to Vote

The board of directors of Civista has fixed the close of business on June 4, 2018, as the record date for determining the Civista shareholders who are entitled to notice of and to vote at the Civista special meeting of shareholders. Only holders of Civista shares at the close of business on the record date will be entitled to notice of and to vote at the Civista special meeting.

As of the close of business on June 4, 2018, there were 10,771,131 Civista common shares outstanding and 10,769,530 common shares entitled to be voted at the special meeting. (As of the record date, the persons entitled to 1,601 Civista common shares had not exchanged certificates for stock in an acquired company for common shares of Civista.) The Civista common shares were held of record by approximately 1,120 shareholders. Each Civista common share entitles the holder to one vote on all matters properly presented at the special meeting. The Civista common shares are the only class of shares entitled to vote at the Civista special meeting.

Votes Required; Quorum

Under Ohio Law and Civista’s amended and restated articles of incorporation, the adoption and approval of both the Merger Agreement and the amendment to the amended and restated articles of incorporation to increase the number of authorized shares requires the affirmative vote of holders of at least a majority of the Civista common shares outstanding and entitled to be voted at the special meeting. Approval of an adjournment of the special meeting requires the affirmative vote of the holders of a majority of Civista’s common shares represented, in person or by proxy, at the special meeting.

As of June 4, 2018, directors and executive officers of Civista owned an aggregate of Civista common shares, an amount equal to approximately 3.9% of the outstanding Civista common shares. Each of the directors of Civista (and certain entities controlled by them) entered into voting agreements on March 11, 2018 with United Community pursuant to which such persons agreed, subject to certain terms and conditions, to vote all of their Civista shares in favor of the adoption and approval of the Civista Merger Agreement proposal. As of the date of this joint proxy statement/prospectus, United Community and its directors, executive officers and affiliates beneficially owned no Civista common shares.

A quorum, consisting of the holders of a majority of the outstanding Civista common shares, must be present in person or by proxy at the Civista special meeting before any action, other than the adjournment of the special meeting, can be taken. A properly executed proxy card marked “ABSTAIN” or a valid proxy card submitted by a broker without votes cast will be counted for purposes of determining whether a quorum is present.

Civista’s board of directors does not expect any matter other than the adoption and approval of (i) the Merger Agreement, (ii) the amendment to the amended and restated articles of incorporation to increase the number of authorized shares, and (iii) the approval of the adjournment of the special meeting to solicit additional proxies to be brought before the Civista special meeting. If any other matters are properly brought before the special meeting for consideration, Civista shares represented by properly executed proxy cards will be voted, to the extent permitted by applicable law, in the discretion of the persons named in the proxy card in accordance with their best judgment.

Voting by Proxy, Internet, Telephone or In Person; Incomplete Proxies

If you were a record holder of Civista common shares as of the close of business on June 4, 2018, you may vote in person by attending the special meeting or, to ensure that your common shares are represented at the special meeting, you may vote your common shares by the Internet or by telephone or by signing and returning the enclosed proxy card in the postage-paid envelope provided.

•	To vote by mail, you must complete, sign, date and mail your proxy card in the enclosed postage-paid return envelope as soon as possible. Please respond promptly to ensure your proxy card is mailed sufficiently in advance to ensure receipt prior to your special meeting.

•	To vote through the Internet, please follow the instructions on the accompanying proxy card as soon as possible. The instructions in the enclosed proxy card contain the applicable deadlines and other information about voting your shares through the Internet.

•	To vote by telephone, please follow the instructions on the accompanying proxy card as soon as possible. The instructions in the enclosed proxy card contain the applicable deadlines and other information about voting your shares by telephone.

Shareholders whose Civista common shares are registered directly with Civista’s transfer agent, American Stock Transfer & Trust Company, LLC, may also vote electronically via the Internet or by using the toll-free telephone number given on the enclosed proxy card. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 11:59 p.m., Eastern Time., on July 23, 2018. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow Civista shareholders to give their voting instructions and to confirm that Civista shareholders’ instructions have been properly recorded. Shareholders voting via the Internet or telephone should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by those shareholders.

When the accompanying proxy card is returned properly executed, you will be appointing the “proxies” named in the proxy card to vote your shares for you at the Civista special meeting. The Civista common shares represented by your properly executed proxy card will be voted at the Civista special meeting in accordance with the instructions contained on the proxy card. If any proxy card is returned without indication as to how to vote, the Civista common shares represented by the proxy card will be voted (1) “FOR” the adoption and approval of the Civista Merger Agreement proposal, (2) “FOR” the proposal to adjourn the special meeting of Civista shareholders, if necessary, to solicit additional proxies, and (3) “FOR” the adoption and approval of the amendment to Civista’s amended and restated articles of incorporation.

If you vote through the Internet or by telephone, you do not need to sign and return a proxy card. Under Ohio law, you will be appointing the proxies to vote your shares on the same terms as are described above and with the same authority as if you completed, signed and returned a proxy card. The authority you will be giving the proxies is described in the proxy card.

Shares Held in “Street Name”

If you hold your Civista common shares in “street name” with a broker, a financial institution or other nominee, then that entity is considered the shareholder of record for voting purposes and should give you instructions for voting your common shares. As a beneficial owner, you have the right to direct the record holder on how to vote the common shares held in your account. If you hold your common shares in “street name”, you may be eligible to appoint your proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access or telephone usage.

If you hold your common shares in “street name” and wish to attend the special meeting and vote in person, you must bring documentation from your broker, financial institution or other nominee authorizing you to vote your common shares on behalf of such record holder. The documentation must show that you were the direct or indirect beneficial owner of the common shares as of the close of business on June 4, 2018, the record date for voting at the special meeting.

Brokers and other nominees who hold Civista shares in “street name” for beneficial owners cannot vote such Civista shares on either of the proposals without specific instructions from the beneficial owners. If you fail to return your proxy card or vote in person at the special meeting or if you mark “ABSTAIN” on your proxy card or ballot at the special meeting, it will have the same effect as a vote “AGAINST” the adoption and approval of the Civista Merger Agreement proposal, but will have no effect on the proposal to adjourn the meeting. If your shares are held in “street name,” and you fail to instruct your broker how to vote, it will have the same effect as a vote “AGAINST” the adoption and approval of the Civista Merger Agreement proposal, and if your broker returns the proxy card without your instructions on the proposal to adjourn the meeting, it will have the effect of a vote “AGAINST” adjournment to solicit additional proxies.

To ensure that your common shares are represented at the Civista special meeting and voted in the manner you desire, it is important that you instruct your bank, broker or other holder of record as to how it should vote your shares.

Solicitation and Revocation of Proxies

A Civista proxy card accompanies each copy of this joint proxy statement/prospectus mailed to Civista shareholders. Your proxy with respect to Civista shares is being solicited by the board of directors of Civista. If you hold both Civista common shares and United Community shares of common stock, you will receive two different sets of proxy materials. You should complete and submit both proxy cards. See “THE SPECIAL MEETING OF SHAREHOLDERS OF UNITED COMMUNITY.” Whether or not you attend the Civista special meeting, Civista’s board of directors urges you to return your properly executed proxy card as soon as possible. If you return your properly executed Civista proxy card prior to the special meeting and do not revoke it prior to its use, your shares will be voted at the Civista special meeting or, if appropriate, at any adjournment of the Civista special meeting. Your Civista shares will be voted as specified on your proxy card or, in the absence of specific instructions to the contrary, will be voted (1) “FOR” the adoption and approval of the Civista Merger Agreement proposal, (2) “FOR” the proposal to adjourn the special meeting of Civista shareholders, if necessary, to solicit additional proxies, and (3) “FOR” the adoption and approval of the amendment to Civista’s amended and restated articles of incorporation.

If you have returned a properly executed Civista proxy card, you may revoke it at any time before a vote is taken at the Civista special meeting by:

•	filing a written notice of revocation with the Secretary of Civista, at 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870;

•	executing and returning another Civista proxy card with a later date or submitting a later – dated vote through the Internet or by telephone; or

•	attending the special meeting and giving notice of revocation in person.

Your attendance at the Civista special meeting will not, by itself, revoke your proxy.

If you hold your Civista shares in “street name” through a broker, bank or other nominee, you must provide your broker, bank or nominee (the record holder of your Civista shares) with instructions on how to vote your shares. Your broker, bank or other nominee will provide you with voting instructions. If you have instructed your broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change or revoke your vote.

If you receive more than one Civista proxy, it means that you hold common shares that are registered in more than one account. For example, if you own your Civista common shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, separate proxy cards for those common shares because they are held in a different form of record ownership. To ensure that all of your shares are voted, please sign and return each Civista proxy card you receive. Civista will bear the cost of solicitation of proxies on behalf of Civista’s board of directors.

Proxies will be solicited by mail, and may be further solicited by additional mailings, personal contact, telephone, facsimile or electronic mail, by directors, officers and employees of Civista, none of whom will receive additional compensation for their solicitation activities. Civista will pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of Civista shares not beneficially owned by them, for forwarding this joint proxy statement/prospectus and other Civista proxy solicitation materials to, and obtaining voting instructions from, the beneficial owners of Civista shares entitled to vote at the Civista special meeting. In addition, Civista has also made arrangements with Morrow Sodali to assist it in soliciting proxies and has agreed to pay Morrow Sodali a fee of $15,000, plus the reimbursement of certain expenses for these services.

Assistance

If you need assistance in completing your proxy card, have questions regarding Civista’s special meeting or would like additional copies of this joint proxy statement/prospectus, please contact Civista’s proxy solicitor, Morrow Sodali, 470 West Avenue, Stamford, CT 069023, or by telephone at (800) 662-5200.

THE CIVISTA PROPOSALS

Proposal 1—Civista Merger Agreement Proposal

Civista is asking its shareholders to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Each Civista shareholder should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, for more detailed information concerning the Merger Agreement and the Merger. A copy of the Merger Agreement is attached to this joint proxy statement/prospectus as Annex A.

After discussion and review of the Merger Agreement and consideration of a number of factors Civista’s directors unanimously determined that the terms of the Merger Agreement, including the consideration to be paid by Civista to United Community’s shareholders, were in the best interests of Civista and Civista’s shareholders. The Civista board of directors then unanimously adopted and approved the Merger Agreement. See the sections of this joint proxy statement/prospectus entitled “THE MERGER—Civista’s Reasons for the Merger; Recommendation of the Civista Board of Directors” beginning on page 84 for a more detailed discussion of the Civista’s board of directors’ recommendation.

The board of directors of Civista recommends that you vote “FOR” the Civista Merger Agreement proposal.

Proposal 2— Adjournment of the Civista Special Meeting

If, as described in the section “THE SPECIAL MEETING OF SHAREHOLDERS OF CIVISTA—Matters to be Considered” there are not sufficient votes to adopt and approve the Merger Agreement proposal at the time of the Civista special meeting, the Civista shareholders cannot adopt and approve the Merger Agreement unless the special meeting is adjourned to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to Ohio law, no notice of a meeting adjourned needs to be given if the time and place to which the meeting is adjourned are fixed and announced at the meeting. The proposal to adjourn the special meeting must be approved by the holders of the affirmative vote of the holders of a majority of Civista’s common shares represented, in person or by proxy, at the special meeting. In order to permit proxies that have been received by Civista at the time of the Civista special meeting to be voted for an adjournment, if necessary, Civista has submitted the proposal to adjourn the special meeting to the Civista shareholders as a separate matter for their consideration.

The board of directors of Civista recommends that you vote “FOR” the proposal to adjourn, if necessary, the special meeting.

PROPOSAL 3—Adoption of an Amendment to the Article FOURTH of

the Amended and Restated Articles of Incorporation

To Increase the Authorized Number of Common Shares

Civista shareholders are requested in Proposal 3 to consider and approve the adoption of an amendment to Article FOURTH of Civista’s Amended and Restated Articles of Incorporation (the “Restated Articles”) to increase the number of Civista’s common shares, without par value, from 20,000,000 to 40,000,000 (the “Amendment”). On April 17, 2018 Civista’s board of directors adopted resolutions approving and authorizing the Amendment and directing that the Amendment be submitted to a vote of the shareholders at the special meeting.

Civista’s board of directors believes that the proposed Amendment, which is attached to this joint proxy statement/prospectus as Annex D, is advisable and in the best interests of Civista and its shareholders for several reasons. The authorization to increase the number of Civista common shares would provide Civista maximum flexibility to use its common shares for various corporate purposes, including, without limitation, to raise additional capital through private or public offerings of its equity securities, payment of consideration in connection with acquisitions or under commercial agreements that may be entered into the future, to effect share dividends, share splits or other recapitalizations, to issue equity consideration in connection with debt financing arrangements, and to enable Civista to reserve additional shares for issuance under equity incentive plans or warrants. The availability of additional common shares is particularly important in the event that the board of directors determines to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking shareholder approval in connection with the contemplated action. If the Amendment is approved by the shareholders, the board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional common shares, except as may be required by applicable law or the listing standards of any securities exchange. As of June 4, 2018, 10,771,131 common shares were outstanding (which includes 1,601 common shares reserved for persons entitled to those common shares that have not yet exchanged stock certificates for Civista stock related to previous acquisitions) and 747,964 common shares were held by Civista as treasury shares. In connection with the consummation of the Merger approximately 4,331,495 Civista common shares will be issued to United Community shareholders (assuming no United Community stock options are exercised). Approximately 1,848,974 Civista common shares are reserved for issuance to the holders of the Civista’s Series B Preferred Shares and 269,495 Civista common shares are reserved for issuance under Civista’s incentive compensation plan. Assuming the completion of the Merger, the conversion of the Series B Preferred Shares and the issuance of the incentive compensation plan common shares, Civista would have approximately 17,969,059 common shares issued leaving only 2,030,941 common shares available for issuance, including treasury shares.

The board of directors of Civista recommends that you vote “FOR” the adoption of the amendment to Article FOURTH of Civista’s Amended and Restated Articles of Incorporation to authorize the increase in the number of common shares from 20,000,000 to 40,000,000.

MARKET PRICE INFORMATION

Civista’s common shares trade on the Nasdaq Capital Market under the symbol “CIVB.” On March 9, 2018, the last trading day before the Merger was announced, the closing price of Civista’s common shares was $23.98. The closing price of Civista’s common shares was $24.70, on the more recent date of June 4, 2018. The following table presents the implied value of United Community common shares based on those prices for Civista’s common shares and the 1.027 fixed exchange ratio. The implied value reflected below includes the $2.54 in cash consideration that will be paid in the Merger. No assurance can be given of what the market price of Civista’s common shares will be if and when the Merger is completed.

	Closing price of Civista common shares on the Nasdaq Capital Market	Closing price of United Community common shares on the Nasdaq Global Market	Implied value per United Community common share at the 1.027 fixed exchange ratio (including the $2.54 in cash consideration)
March 9, 2018	$23.98	$20.20	$27.17
June 4, 2018	$24.70	$27.25	$27.91

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following pro forma condensed combined financial information combines the historical consolidated financial position and results of operations of Civista and its subsidiaries and United Community and its subsidiaries, as an acquisition by Civista of United Community using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Under the acquisition method of accounting, the assets and liabilities of United Community will be recorded by Civista at their respective fair values as of the date the Merger is completed. The pro forma condensed combined financial information should be read in conjunction with the sections entitled “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Civista’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, both of which are incorporated by reference into this joint proxy statement/prospectus, and United Community’s Annual Report on Form 10-K for the year ended June 30, 2017, Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, each of which is incorporated by reference into this joint proxy statement/prospectus. See “WHERE YOU CAN FIND MORE INFORMATION.”

The pro forma condensed combined statement of financial condition gives effect to the Merger as if the transaction had occurred on March 31, 2018. The pro forma condensed combined income statement for the year ended December 31, 2017 give effect to the Merger as if the transaction had become effective on January 1, 2017. The pro forma condensed combined income statements for the three months ended March 31, 2018 give effect to the Merger as if the transaction had become effective on January 1, 2017. Except as otherwise noted herein for the year ended December 31, 2017, (i) the financial information included under the “Civista Historical” column is derived from the audited financial statements of Civista for the year ended December 31, 2017, (ii) the financial information under the “United Community Historical” column is derived from the last six months of the audited financial statements of United Community (that is for the period from January 1, 2017 through June 30, 2017), and the unaudited financial statements of United Community for the six months ended December 31, 2017. In addition, except as otherwise noted herein for the three months ended March 31, 2018, (i) the financial information included under the “Civista Historical” column is derived from the unaudited financial statements of Civista for the three months ended March 31, 2018, (ii) the financial information under the “United Community Historical” column is derived from the unaudited financial statements of United Community for the three months ended March 31, 2018.

The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The pro forma condensed combined financial information also does not consider any potential effects of changes in market conditions on revenues, expense efficiencies, asset dispositions, and share repurchases, among other factors. In addition, as explained in more detail in the accompanying notes, the preliminary allocation of the pro forma purchase price reflected in the pro forma condensed combined financial information is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

Pro Forma Statement of Financial Condition as of March 31, 2018

(In thousands except share data)	Civista Historical	United Community Historical	Pro Forma Adjustments		Civista and United Community Combined Pro Forma
ASSETS
Cash and due from banks	$118,970	$39,736	$(24,561	)(A)(B)	$134,145
Securities available for sale	234,915	136,343	—		371,258
Securities held to maturity	—	41,644	(3,900	)(N)	37,744
Bank stocks	14,247	3,527	—		17,774
Loans held for sale	2,379	561	—		2,940
Loans, gross	1,153,758	300,606	(3,600	)(C)	1,450,764
Reserve for loan losses	(12,814)	(3,795)	3,795	(D)	(12,814)
Premises and equipment	17,424	6,281	—		23,705
Goodwill	27,095	2,522	39,599	(E)	69,216
Other identified intangible assets	1,259	105	5,995	(F)	7,359
Bank owned life insurance	25,267	17,363	—		42,630
Accrued interest and other assets	17,805	6,566	(684	)(G)	23,687

Total Assets	$1,600,305	$551,459	$16,644		$2,168,408

Liabilities
Deposits	$1,290,671	$470,074	$(1,000	)(H)	$1,759,745
Securities sold under repurchase agreements	17,452	—	—		17,452
FHLB borrowings	60,000	6,833	34	(O)	66,867
Federal funds purchased	—	—	—		—
Trust preferred	29,427	—	—		29,427
Accrued expenses and other liabilities	14,712	3,377	—		18,089

Total Liabilities	1,412,262	480,284	(966)		1,891,580

Shareholders’ Equity
Non-cumulative Preferred shares	17,034	—	—		17,034
Common shares	154,170	51,932	47,853	(I)(J)	253,955
Retained earnings	37,902	34,294	(45,294	)(A)(I)	26,902
Treasury stock	(17,235)	(12,243)	12,243	(I)	(17,235)
Accumulated other comprehensive income	(3,828)	(2,808)	2,808	(I)	(3,828)

Total Shareholders’ Equity	188,043	71,175	17,610		276,828

Total Liabilities and Shareholders’ Equity	$1,600,305	$551,459	$16,644		$2,168,408

Pro Forma Statement of Operations for the Three Months Ended March 31, 2018

(In thousands except share data)	Civista Historical	United Community Historical	Pro Forma Adjustments		Civista and United Community Combined Pro Forma
Interest income	$15,924	$4,433	$200	(C)(N)	$20,557
Interest expense	1,152	575	71	(H)(O)	1,798

Net interest income	14,772	3,858	129		18,759
Provision for loan losses	—	7	—		7

Net interest income after provision	14,772	3,851	129		18,752
Non-interest income	5,616	1,102	—		6,718
Non-interest expense	12,205	4,220	254	(F)	16,679

Income (loss) before income taxes	8,183	733	(125)		8,791
Provision for income taxes (benefit)	1,194	22	(26	)(K)	1,190

Net Income (loss)	$6,989	$711	$(99)		$7,601
Preferred stock dividends	303				303

Net income available to common shareholders	$6,686				$7,298

Earnings Per Share:
Basic	$0.65	$0.17		(L)	$0.50
Diluted	$0.55	$0.17		(M)	$0.45

Notes

(A)	Represents estimated one-time Merger costs of $11,000, consisting of the following costs:

Change in Control, severance and retention payments	$3,593
Data processing, termination and conversion	4,357
Professional fees and other expenses	3,050

Total pre-tax one-time Merger costs	$11,000

(B)	Represents cash consideration paid of $13,561.

(C)	Represents the estimated net accretable fair value adjustment related to the loan portfolio of $700 and is assumed to amortize into interest income on a level yield basis over the estimated period to maturity or repricing of the portfolio, which averages 4 years. This number also includes the nonaccretable fair value adjustment or credit related loan fair value mark of ($4,300), which will not be amortized.

(D)	Represents the elimination of United Community’s Allowance for Loan and Lease Losses.

(E)	Represents the estimate of the excess of the total consideration over the estimated fair value of the net assets acquired.

(F)	Represents the establishment of the estimated core deposit intangible in the amount of $6,100, which is assumed to amortize into non-interest expense on an accelerated basis over 10 years.

(G)	Represents deferred taxes related to estimated purchase accounting adjustments.

(H)	Represents the estimated fair market value adjustment related to time deposits and is assumed to amortize into interest expense on a level yield basis over the estimated remaining maturity of the deposits, which averages 40 months.

(I)	Represents the elimination of United Community equity on a historical basis.

(J)	Represents the issuance of an estimated 4,331,495 shares of Civista Bancshares, Inc. based on an exchange ratio of 1.027.

(K)	Represents the income tax effect of the estimated purchase accounting adjustments using an effective tax rate of 21%.

(L)	Basic pro forma earnings per share for the three months ended March 31, 2018 have been computed based on 14,544,759 weighted average shares outstanding.

(M)	Diluted pro forma earnings per share for the three months ended March 31, 2018 have been computed based on 16,928,889 weighted average shares outstanding.

(N)	Represents the estimated fair value adjustment related to the HTM investment portfolio and is assumed to amortize into interest income on a level yield basis over the estimated remaining maturity of the portfolio, which averages 48 months.

(O)	Represents the estimated fair value adjustment related to FHLB advances and is assumed to amortize into interest expense on a level yield basis over the estimated remaining maturity of the advances, which averages 26 months.

Pro Forma Statement of Operations for the Year Ended December 31, 2017

(In thousands except share data)	Civista Historical	United Community Historical	Pro Forma Adjustments		Civista and United Community Combined Pro Forma
Interest income	$58,594	$17,010	$800	(A)(G)	$76,404
Interest expense	4,092	2,328	285	(C)(H)	6,705

Net interest income	54,502	14,682	515		69,699
Provision for loan losses	—	46	—		46

Net interest income after provision	54,502	14,636	515		69,653
Non-interest income	16,334	4,448	—		20,782
Non-interest expense	48,604	14,175	1,285	(B)	64,064

Income (loss) before income taxes	22,232	4,909	(770)		26,371
Provision for income taxes (benefit)	6,360	1,625	(162	)(D)	7,823

Net Income (loss)	$15,872	$3,284	$(608)		$18,548
Preferred stock dividends	1,244				1,244

Net income available to common shareholders	$14,628				$17,304

Earnings Per Share:
Basic	$1.48	$0.81		(E)	$1.22
Diluted	$1.28	$0.80		(F)	$1.11

Notes

(A)	Represents the estimated net accretable fair value adjustment related to the loan portfolio of $700 and is assumed to amortize into interest income on a level yield basis over the estimated period to maturity or repricing of the portfolio, which averages 4 years. This number also includes the nonaccretable fair value adjustment or credit related loan fair value mark of ($4,300), which will not be amortized.

(B)	Represents the establishment of the estimated core deposit intangible in the amount of $6,100, which is assumed to amortize into non-interest expense on an accelerated basis over 10 years.

(C)	Represents the estimated fair market value adjustment related to time deposits and is assumed to amortize into interest expense on a level yield basis over the estimated remaining maturity of the deposits, which averages 40 months.

(D)	Represents the income tax effect of the estimated purchase accounting adjustments using an effective tax rate of 21%.

(E)	Basic pro forma earnings per share for the twelve months ended December 31, 2017 have been computed based on 14,238,351 weighted average shares outstanding.

(F)	Diluted pro forma earnings per share for the twelve months ended December 31, 2017 have been computed based on 16,684,111 weighted average shares outstanding.

(G)	Represents the estimated fair value adjustment related to the HTM investment portfolio and is assumed to amortize into interest income on a level yield basis over the estimated remaining maturity of the portfolio, which averages 48 months.

(H)	Represents the estimated fair value adjustment related to FHLB advances and is assumed to amortize into interest expense on a level yield basis over the estimated remaining maturity of the advances, which averages 26 months.

MARKET FOR UNITED COMMUNITY’S COMMON SHARES

United Community’s common shares are publicly traded on the Nasdaq Global Market under the symbol “UCBA.” As of June 4, 2018, there were 4,217,619 common shares issued and outstanding, and there were approximately 610 holders of record. The following table summarizes the highest and lowest sales prices for United Community’s common shares for each quarter of 2018, 2017, and 2016, as reported on the Nasdaq Global Market:

	HIGH	LOW
2018
First Quarter	$25.75	$19.75
Second Quarter (through June 4, 2018)	27.40	24.50

	HIGH	LOW
2017
First Quarter	17.75	16.15
Second Quarter	19.40	17.65
Third Quarter	19.40	18.20
Fourth Quarter	23.25	19.10

	HIGH	LOW
2016
First Quarter	15.00	12.95
Second Quarter	14.62	13.61
Third Quarter	15.81	14.25
Fourth Quarter	17.00	14.61

DIVIDENDS

The payment of dividends by United Community Bank to United Community and by United Community to its shareholders is subject to restrictions by regulatory agencies. These restrictions generally limit dividends to the sum of the current year and prior two years retained earnings. In addition, dividends may not reduce capital levels below minimum regulatory requirements.

The following table sets forth the amount of dividends paid by United Community in each quarter in 2016, 2017, and thus far in 2018:

2018
First Quarter	$0.10 – February 21, 2018
Second Quarter (through June 4, 2018)	$0.10 – May 22, 2018

2017
First Quarter	$0.06 – February 21, 2017
Second Quarter	$0.09 – May 19, 2017
Third Quarter	$0.10 – August 22, 2017
Fourth Quarter	$0.10 – November 21, 2017

2016
First Quarter	$0.06 – February 18, 2016
Second Quarter	$0.06 – May 19, 2016
Third Quarter	$0.06 – August 24, 2016
Fourth Quarter	$0.06 – November 21, 2016

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT OF CIVISTA

There were no persons known to Civista to own beneficially more than 5% of the outstanding common shares of the Civista as of June 4, 2018. The following table sets forth information regarding the beneficial ownership of the Civista’s common shares, as of June 4, 2018, for each of Civista’s current directors and each of the individuals named in the Summary Compensation Table of the Civista’s proxy statement for the 2018 Annual Meeting of Shareholders, and all directors and executive officers of Civista as a group.

Name of Beneficial Owner or Number of Persons in Group (1)	Amount and Nature of Beneficial Ownership	Common Shares Which Can Be Acquired Upon Conversion of Depositary Shares Within 60 Days (2)	Total	Percent of Class (3)
Thomas A. Depler (4)	20,199	7,672	27,871	*
Allen R. Maurice (5)	61,170	12,786	73,956	*
James O. Miller (6)	19,807	6,393	26,200	*
Dennis E. Murray, Jr. (7)	41,661	0	41,661	*
Allen R. Nickles (8)	109,009	10,230	119,239	1.11%
Mary Patricia Oliver	885	0	885	*
Dennis G. Shaffer (9)	8,092	1,278	9,370	*
Daniel J. White (10)	3,130	76,726	79,856	*
Todd A. Michel (11)	2,469	1,278	3,747	*
Richard J. Dutton (12)	13,772	1,278	15,050	*
Charles A. Parcher (13)	3,931	0	3,931	*

All current executive officers and directors as a group (15 persons)	303,541	124,161	427,702	3.93%

*	Indicates beneficial ownership of less than one percent of the outstanding common shares of Civista.
(1)	Unless otherwise indicated, each executive officer or director has voting and investment power with respect to all of the common shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of Civista is 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870.
(2)	Represents the number of common shares as to which the named person or group has the right to acquire beneficial ownership upon the conversion of depositary shares of Civista, each representing a 1/40th ownership interest in a Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, of Civista (“Depositary Shares”). Each Depositary Share, at the option of the holder, is convertible at any time into the number of common shares of Civista equal to $25.00 divided by the conversion price then in effect (currently $7.82).
(3)	Percent of Class is computed based on the sum of (a) 10,771,131 common shares outstanding on June 4, 2018 (after deducting treasury shares), and (b) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the conversion of Depositary Shares beneficially owned by the named person or group as of June 4, 2018.
(4)	Includes 2,239 common shares owned by Thomas A. Depler; 9,168 common shares held by John Depler Trust, as to which Mr. Depler, as co-trustee, has shared voting and investment power; 8,792 common shares held jointly by Thomas A. Depler and his spouse, Nancy S. Depler, as to which they have shared voting and investment power; 3,836 common shares which may be acquired upon conversion of Depositary Shares held by the Thomas A. Depler Rollover IRA; and 3,836 common shares which may be acquired upon conversion of Depositary Shares held by the Thomas A. Depler SEP IRA.
(5)

Includes 3,880 common shares owned by Allen R. Maurice; 450 common shares owned by Susan C. Maurice, spouse of Allen R. Maurice, as to which she has voting and investment power; 56,840 common shares held by Allen R. Maurice IRA; 6,393 common shares which may be acquired upon conversion of Depositary Shares held jointly by Susan C. Maurice and Kori L. Hurley, as to which they exercise shared voting and investment power; and 6,393 common shares which may be acquired upon conversion of

Depositary Shares held jointly by Susan C. Maurice and Kelly M. Druckenbroad, as to which they exercise shared voting and investment power.
(6)	Includes 9,767 common shares held by James O. Miller; 4,240 common shares held by James O. Miller IRA; 3,800 common shares held by Martha M. Miller IRA, as to which Mr. Miller’s spouse has voting and investment power; 2,000 common shares held by Mr. Miller and his spouse, as to which they exercise shared voting and investment power; 1,918 common shares which may be acquired upon conversion of Depositary Shares owned by Martha M. Miller IRA, spouse of Mr. Miller, as to which she has voting and investment power; and 4,475 common shares which may be acquired upon conversion of Depositary Shares held by James O. Miller IRA.
(7)	Includes 2,276 common shares held by Dennis E. Murray, Jr.; 6,214 common shares held by Murray & Murray Co. LPA 401(k) for the benefit of Dennis E. Murray Sr., over which Mr. Murray, as co-trustee, has shared voting and investment power; 13,019 common shares held by Dennis E. Murray, Jr. IRA. A total of 13,852 common shares held by Mr. Murray and 6,300 common shares owned by Mrs. Murray are held in their respective brokerage accounts, which shares (together with other assets in the accounts) may be pledged to secure loans outstanding from time to time to Mr. Murray and Mrs. Murray, respectively, with respect to margin accounts.
(8)	Includes 2,239 common shares held by Allen R. Nickles; 103,545 common shares held by Allen R. Nickles SEP IRA; 895 common shares held by Allen R. Nickles IRA; 500 common shares held by Diane Nickles IRA, spouse of Mr. Nickles, as to which she has voting and investment power; 1,105 common shares held by Diane Nickles, as to which she has voting and investment power; 725 common shares owned by a child of Allen R. Nickles, as to which Mr. Nickles, as custodian, has voting and investment power; and 10,230 common shares which may be acquired upon conversion of Depositary Shares owned by Allen R. Nickles.
(9)	Includes 8,092 common shares held by Dennis G. Shaffer (including 3,442 restricted common shares, of which 1,870 shares will vest on January 2, 2019, 1,048 shares will vest on January 2, 2020 and 524 shares will vest on January 2, 2021); and 1,278 common shares which may be acquired upon conversion of Depositary Shares held by Dennis G. Shaffer IRA.
(10)	Includes 1,084 common shares held by Daniel J. White; 2,046 common shares held by Dan White Investments, LLC, as to which Mr. White has voting and investment power; and 76,726 common shares which may be acquired upon conversion of Depositary Shares owned by Dan White Investments, LLC.
(11)	Includes 2,444 common shares held by Todd A. Michel (including 1,045 restricted common shares, of which 557 shares will vest on January 2, 2019, 327 shares will vest on January 2, 2020 and 161 shares will vest on January 2, 2021); 25 common shares held jointly by Todd A. Michel and Lynn A. Michel, spouse of Todd A. Michel, as to which they exercise shared voting and investment power; and 1,278 common shares which may be acquired upon conversion of Depositary shares owned jointly by Todd A. Michel and his spouse, Lynn A. Michel.
(12)	Includes 7,360 common shares held by Richard J. Dutton (including 2,868 restricted common shares, of which 1,588 shares will vest on January 2, 2019, 857 shares will vest on January 2, 2020 and 423 shares which will vest on January 2, 2021); 6,412 common shares held by Richard J. Dutton IRA; and 1,278 common shares which may be acquired upon conversion of Depositary Shares owned by Richard J. Dutton.
(13)	Includes 2,181 common shares held by Charles A. Parcher (including 1,806 restricted common shares, of which 723 shares will vest on January 2, 2019, 723 shares which will vest on January 2, 2020 and 360 shares which will vest on January 2, 2021); and 750 common shares held by Charles A. Parcher IRA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT OF UNITED COMMUNITY

Security Ownership of Executive Officers and Directors

The following table sets forth, as of June 4, 2018, information regarding the beneficial ownership of United Community’s shares of common stock by each current director, each named executive officer, and all directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to the number of United Community shares shown.

Name	Common Shares Beneficially Owned (1)		Options Exercisable Within 60 Days	Percent of Common Shares (2)
William F. Ritzmann	56,406	(3)	22,009	1.8%
Robert J. Ewbank	51,543	(4)	6,603	1.4
Jerry W. Hacker	27,649	(5)	1,650	*
James D. Humphrey	4,960		5,553	*
James W. Kittle	47,289	(6)	26,410	1.7
Julie A. Mattlin	3,010		—	*
Elmer G. McLaughlin	71,631	(7)	30,812	2.4
W. Michael McLaughlin	42,030	(8)	26,410	1.6
David Z. Rosen	7,928	(9)	—	*
John L. Sutton, Jr.	3,910		—	*
All directors and executive officers as a group (10 persons)	316,355		119,447	10.0

*	Less than 1%
(1)	Includes shares held in the reporting person’s 401(k) Plan account as follows: Mr. Kittle, 5,551 shares; Mr. Elmer G. McLaughlin, 31,112 shares; Mr. W. Michael McLaughlin, 15,280 shares; and Mr. Rosen, 1,777 shares. Also includes unvested shares of restricted stock over which the reporting person has voting power in the following amounts: Mr. Ritzmann – 1,939 shares; Mr. Ewbank – 582 shares; Mr. Hacker – 582 shares; Mr. Humphrey – 582 shares; Mr. Kittle – 2,327 shares; Ms. Mattlin, 2,910 shares; Mr. Elmer G. McLaughlin – 2,714 shares; Mr. W. Michael McLaughlin – 2,327 shares; Mr. Rosen, 2,000 shares; Mr. Sutton, 2,910 shares; and for all directors and officers as a group 18,873 shares.
(2)	Based on 4,217,619 common shares of United Community outstanding and entitled to vote as of June 4, 2018.
(3)	Includes 26,670 shares held in Mr. Ritzmann’s individual retirement account.
(4)	Includes 3,483 shares held by Mr. Ewbank’s spouse, 12,500 shares held by his individual retirement account and 19,521 shares held by one corporation controlled by Mr. Ewbank.
(5)	Includes 5,497 shares held in Mr. Hacker’s individual retirement account and 3,943 shares held in Mr. Hacker’s spouse’s individual retirement account.
(6)	Includes 11,864 shares allocated to Mr. Kittle’s account under the ESOP, 489 shares held in his individual retirement account and 1,216 in his spouse’s individual retirement account.
(7)	Includes 15,929 shares allocated to Mr. McLaughlin’s account under the ESOP.
(8)	Includes 11,623 shares allocated to Mr. McLaughlin’s account under the ESOP and 2,543 in his spouse’s individual retirement account.
(9)	Includes 2,190 shares allocated to Mr. Rosen’s account under the ESOP and 1,960 in his individual retirement account.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of June 4, 2018, information regarding the beneficial ownership of each person known by United Community to be the beneficial owner of more than 5% of any class of United Community’s outstanding shares of common stock.

Name and Address	Common Shares Beneficially Owned		Percent of Common Shares
United Community Bank Employee Stock Ownership Plan 92 Walnut Street Lawrenceburg, Indiana 47025	344,016		8.2%

Maltese Capital Management Maltese Capital Holdings, LLC Terry Maltese 150 East 52nd Street, 30th Floor New York, New York 10022	296,886	(2)	7.0%

(1)	Based on 4,217,619 common shares of United Community outstanding and entitled to vote as of June 4, 2018.
(2)	The information set forth in this footnote is based solely upon a review of the Schedule 13G, as amended, filed with the SEC on February 3, 2017, by Maltese Capital Management (“MCM”), Mr. Terry Maltese, individually, and Maltese Capital Holdings, LLC (the “Maltese Schedule 13G”). The Maltese Schedule 13G reports that: (a) MCM owns no shares of Common Stock directly; (b) by reason of its position as investment advisor, MCM may be deemed to beneficially own 296,886 shares of Common Stock, which are held of record by clients of MCM; (c) Mr. Maltese directly owns no shares of Common Stock; (d) by reason of his position as Managing Member of MCM, Mr. Maltese may be deemed to beneficially own 296,886 shares of Common Stock; and (e) Maltese Capital Holdings, LLC, by reason of its position as general partner of certain partnerships, Maltese Capital Holdings, LLC may be deemed to beneficially own the 230,900 shares of Common Stock, which are held by such partnerships.

THE MERGER

The Proposed Merger

On March 11, 2018, Civista and Civista Bank, an Ohio-chartered commercial bank and a wholly-owned subsidiary of Civista, entered into the Merger Agreement with United Community and United Community Bank, a federally-chartered savings bank and a wholly-owned subsidiary of United Community. Upon the terms of the Merger Agreement and subject to the conditions therein, at the effective time of the merger, United Community will merge with and into Civista with Civista being the surviving corporation and, pursuant to a separate merger agreement by and between the bank subsidiaries, followed immediately thereafter, United Community Bank will merge with and into Civista Bank (the “Bank Merger”). The Merger Agreement was unanimously approved and adopted by the board of directors of both Civista and United Community.

Background of the Merger

The United Community board has regularly reviewed and discussed United Community’s business strategy, performance and prospects in the context of the national and local economic environment, developments in the regulation of financial institutions and the competitive landscape to assess whether there were opportunities to better maximize shareholder value and the overall success of United Community. The United Community board considered, without limitation, the historical and projected future financial performance of each organization, including projected organic growth; the state of the banking industry, generally and in the greater Cincinnati area, specifically, including consolidation trends and likely opportunities for acquisitive growth; the state of the national and local economies; the business cycle and stock market performance; and the current and prospective regulatory environment and related compliance costs. These reviews included assessments and discussions of possible strategic initiatives available to United Community, such as capital management strategies, potential acquisitions, and business combinations involving other financial institutions. These reviews and discussions also included review and discussion of information regarding the mergers and acquisitions environment, including multiples and premiums being paid, and potential partners for United Community, as well as consideration of communications from investors regarding their views with respect to the strategic direction of United Community.

Beginning in the second quarter of 2017, the United Community board began preliminary meetings with representatives of certain financial advisory firms to consider strategic alternatives that included the possibility of merging with a third party. On September 5, 2017, representatives of KBW updated the United Community board and members of senior management on recent stock market and bank performance and provided an overview of the current mergers and acquisitions market with respect to financial institutions generally and United Community in particular. KBW discussed potential acquisition targets for United Community and companies that might be interested in acquiring United Community. The United Community board considered the attractiveness of potential acquisition targets and the likelihood of successfully consummating an acquisition, the risk and challenges associated with remaining independent and attempting to generate shareholder value through organic growth, and the potential benefits associated with a strategic business combination. The board concluded that pursuing a business combination likely would achieve a greater value for shareholders than pursuing stand-alone options. The United Community board also concluded that United Community should engage KBW as United Community’s financial advisor to assist United Community with exploring such a business combination and determined to meet with representatives of United Community’s special legal counsel, Kilpatrick Townsend & Stockton LLP (which we refer to as Kilpatrick Townsend), and KBW to further evaluate pursuing this strategic course.

At a special meeting of the United Community board held on October 20, 2017, which was attended by representatives of KBW and Kilpatrick Townsend, the board continued its prior discussions of strategic alternatives. At that meeting, the United Community board confirmed the engagement of KBW to act as United Community’s financial advisor with respect to a possible business combination. The decision to retain KBW was made by the United Community board after reviewing the qualifications of KBW, KBW’s experience with respect to the banking industry as a whole and familiarity with the community banking industry, including United Community, and its reputation in numerous similar transactions, as well as United Community’s previous experience with KBW. A representative of Kilpatrick Townsend reviewed with the United Community board the duties of the directors under applicable law in connection with a possible business combination and the applicable legal standards of judicial review. At the meeting, representatives of KBW reviewed the market for financial stocks, discussed the mergers and acquisitions environment for financial institutions, and, together with the representative of Kilpatrick Townsend, provided an overview for a potential transaction process. Representatives of KBW reviewed and discussed 11 potential acquirors with the United Community board. Based on this discussion, the United Community board determined to pursue a potential business combination with a third party and requested that representatives of KBW work with United Community’s President and Chief Executive Officer, Elmer G. McLaughlin, to assist United Community with identifying potential acquirors that would be contacted by KBW and preparing United Community’s confidential information memorandum and to deliver such memorandum to, and to solicit indication of interest proposals from, potential third party acquirors.

During October and November 2017, United Community, with the assistance of KBW, prepared a confidential information memorandum regarding a potential business combination transaction involving United Community and identified 14 financial institutions to contact regarding a business combination with United Community, which were selected based on geography as well as their perceived capacity to acquire United Community. The confidential information memorandum provided background information about United Community and its business, performance and finances. The confidential information memorandum requested that interested prospective buyers submit to KBW a non-binding indication of interest in pursuing a transaction.

In accordance with United Community’s directives, beginning in early November 2017, representatives of KBW contacted the financial institutions identified as potential partners for a business combination with United Community. Of the 14 institutions contacted by representatives of KBW, nine executed nondisclosure agreements (none of which included a standstill provision), eight of which received the confidential information memorandum regarding the potential acquisition of United Community and access to an electronic data room that contained extensive information with respect to United Community’s assets and operations. The interested institutions were asked to submit indication of interest letters regarding a proposed business combination with United Community by December 11, 2017. During this process of soliciting indication of interest letters from potentially interested parties, management regularly updated the United Community board for the purpose of monitoring and supervising the process.

As part of the foregoing process, on or about November 2, 2017, KBW contacted Civista to ask whether Civista had an interest in reviewing a confidential information memorandum regarding the possible sale of a financial institution. Civista responded in the affirmative, signed a confidentiality agreement on November 7, 2017 and received the confidential information memorandum on November 16, 2017. On November 16, 2017, Civista was also given access to the electronic data room.

On November 16, 2017, Civista contacted representatives of Sandler O’Neill to discuss the United Community opportunity and to inquire as to Sandler O’Neill’s ability to serve as a financial advisor.

On November 21, 2017, at a regularly scheduled meeting of the board of directors of Civista Bank, that board was provided information about a possible transaction with an Indiana bank on the edge of Civista’s market footprint.

At a regular meeting of the United Community board held on December 7, 2017, which was attended by representatives of KBW and Kilpatrick Townsend, the representatives of KBW updated the United Community board regarding the process of soliciting indications of interest from potentially interested parties. The United Community board was informed that eight of the nine institutions that executed non-disclosure agreements had received a confidential information memorandum and had been granted access to the electronic data room.

Based upon the information contained in the confidential information memorandum and the results of Civista’s initial due diligence, Civista concluded that the possible merger with United Community was attractive due to United Community’s low cost core deposit funding and associated liquidity position, the demographically attractive markets United Community operates in, and the potential economies of scale and operational efficiencies that the combined institution could potentially realize. Representatives of Sandler O’Neill assisted Civista in developing alternative pro forma scenarios that considered the financial implications of a transaction depending on the consideration paid, the mix of cash and stock consideration, the estimated cost savings and other factors. On December 8, 2017 Civista’s management discussed with representatives of Sandler O’Neill a potential pricing range to be included in the initial indication of interest.

On December 11, 2017, United Community received nonbinding preliminary indication of interest letters from three financial institutions, Civista, an entity we refer to as Company A, and an entity we refer to as Company B. Company A’s nonbinding preliminary indication of interest letter reflected consideration consisting of 80% stock consideration and 20% cash consideration, with a fixed exchange ratio for the stock consideration. Company B’s nonbinding preliminary indication of interest letter reflected a range of value with consideration consisting of 75% stock consideration and 25% cash consideration, with a fixed exchange ratio for the stock consideration. Civista’s nonbinding preliminary indication of interest letter reflected a range of value with consideration consisting of Civista common stock and up to 20% cash consideration, with a fixed exchange ratio for the stock consideration. Civista’s indication of interest letter anticipated a business combination in which United Community would be merged with Civista, and United Community’s banking subsidiary, United Community Bank would be merged into Civista Bank, the banking subsidiary of Civista. Civista proposed that it would pay a price between $24.50 and $26.00 for each share of United Community.

At a special meeting held on December 14, 2017, the United Community board met with representatives of KBW and Kilpatrick Townsend to discuss the three proposals. The United Community board was informed that all of the other institutions that had received a confidential information memorandum and had been granted access to the electronic data room declined to submit a nonbinding indication of interest. Following its review and consideration of each preliminary indication of interest letter, the United Community board determined to continue discussions with Civista, Company A, and Company B.

On December 15, 2017, in accordance with United Community’s directives, KBW informed Civista that Civista was among the potential buyers invited to conduct on-site due diligence and to submit a revised bid to acquire United Community.

Over the next several weeks, representatives of United Community met with representatives of Civista, Company A, and Company B in person or telephonically, and responded to requests for additional due diligence. During this period, Mr. McLaughlin kept the United Community board apprised of these communications. As part of United Community’s reverse due diligence process, United Community requested that representatives of each of Civista, Company A, and Company B meet in person with United Community’s directors.

During December 2017 and January 2018, Civista personnel continued to conduct due diligence on United Community, made requests that United Community add information to the electronic data room and considered the additional information provided. On December 14, 2017, Civista engaged Tucker Ellis as legal counsel in connection with the possible transaction to acquire United Community to assist with legal due diligence, regulatory matters and the negotiation of definitive transaction documents.

At a regular meeting of the Civista board of directors on December 19, 2017, management reviewed with the board of directors (i) the status of the possible transaction to acquire United Community, and (ii) the engagement of Sandler O’Neill as Civista’s financial advisor. The board of directors authorized management to engage Sandler O’Neill. Civista executed the Sandler O’Neill engagement letter, effective as of December 15, 2017.

On January 9, 2018, a team of Civista officers conducted on-site due diligence during which they held discussions with select officers of United Community.

On January 12, 2018, a representative of Company B’s financial advisor verbally informed a representative of KBW that Company B was withdrawing from the process at that time, but remained interested in a potential business combination with United Community and wished to postpone discussions with United Community for three to nine months. Mr. McLaughlin updated the United Community board on this development on January 12, 2018. The matter was discussed by the United Community board on January 15, 2018 at a special meeting that was held in advance of the United Community board’s meetings with Civista and Company A. It was determined that it was not in United Community’s or its shareholders’ best interests to delay the business combination process to accommodate Company B’s requested postponement.

On January 15, 2018, representatives of Civista and its investment banking firm, Sandler O’Neill, met in person with the United Community board and representatives of United Community’s management. At this meeting, representatives of Civista provided the United Community board with a presentation on Civista and a potential business combination with United Community.

Also on January 15, 2018, representatives of Company A and its investment banking firm met in person with the United Community board and representatives of United Community’s management. At this meeting, representatives of Company A provided the United Community board with a presentation on Company A and a potential business combination with United Community. Representatives of KBW and Kilpatrick Townsend also attended these meetings with Civista and Company A.

At the regular meeting of the Civista board of directors on January 16, 2018, management and Sandler O’Neill had an extensive discussion with the board about the information obtained concerning United Community and the terms of a possible transaction.

Over the next several weeks, representatives of United Community met with representatives of Civista and Company A telephonically and responded to requests for additional due diligence. During this period, representatives of Company B and Company B’s financial advisor continued to express an interest in a potential business combination with United Community, but confirmed that they could not participate in the process unless it was delayed for at least several months. Mr. McLaughlin kept the United Community board apprised of these communications.

A special joint meeting of the Civista board of directors and the Civista Bank board of directors was called on February 1, 2018 to consider the terms of an updated indication of interest regarding United Community. Civista management reviewed the background information regarding United Community and the business implications of the possible transaction, and representatives of Sandler O’Neill presented a financial and pro forma analysis of the proposed business combination. Pro forma financial measures were considered and also a pricing range for the final bid. Management outlined the proposed terms of a transaction. The Civista board authorized the submission of a bid based on the proposed terms with limited authority for management to increase the amount of the bid and with up to 10% of the consideration to be paid in cash and the balance paid in the form of Civista common shares.

On February 6, 2018, United Community received revised nonbinding indication of interest letters from Civista and Company A. Civista’s nonbinding revised indication of interest letter reflected consideration of 1.027 Civista common shares and $2.54 in cash for each share of United Community common stock, which equated to a value of $25.45 per share of United Community common stock, based on Civista’s 15-day trailing trading average, and which was within the range of value originally proposed by Civista. Company A’s revised nonbinding indication of interest letter reflected consideration consisting of 80% stock and 20% cash, with a fixed exchange ratio for the stock consideration, that had a lower value than the transaction proposed by Civista and that represented a decrease from its initial proposal.

At a regular meeting of the United Community board held on February 8, 2018, which was attended by representatives of KBW and Kilpatrick Townsend, the United Community board reviewed the indications of interest from Civista and Company A. The United Community board discussed in detail the terms of the proposed transaction with Civista. KBW reviewed publicly available information on Civista and reviewed financial aspects of the proposed transaction with Civista. The United Community board engaged in robust discussions regarding the two proposals, Civista and Company A, and the possible deferred interest of Company B, and the impact a transaction would have on United Community, its shareholders, customers and employees, and the communities served by United Community. The United Community board’s discussions also included deliberation of whether Civista should and could increase the percentage of cash consideration and the exchange ratio it had offered in its February 6, 2018, indication of interest. At the conclusion of these discussions, the United Community board approved the negotiation of a definitive agreement with Civista on the terms set forth in its revised non-binding indication of interest. The United Community board chose to pursue a transaction with Civista over Company A because Civista proposed a transaction that provided greater value to United Community shareholders. The United Community board instructed KBW to request that Civista revise its indication of interest to reduce the amount of the “break-up” fee that United Community would be required to pay in the proposed transaction. The United Community board also instructed KBW to ask Civista to increase the percentage of cash it was proposing as part of the merger consideration and to increase the exchange ratio. However, the United Community board unanimously agreed that United Community should move forward with negotiating a definitive merger agreement with Civista even if Civista did not change its current offer in either respect.

On February 8, 2018, KBW communicated to representatives of Sandler O’Neill the results of United Community’s board meeting and the requests of the United Community board. On February 9, 2018, Civista submitted to United Community an updated indication of interest reducing the amount of the break-up fee to $3.5 million and clarifying certain other organizational matters. However, Civista did not increase the percentage of cash or the exchange ratio it was proposing as part of the merger consideration. Mr. McLaughlin contacted each director, communicated these developments to the directors and confirmed that each director wished to proceed with negotiating a definitive merger agreement as resolved at the United Community board’s February 8, 2018, meeting. Following such confirmation, in accordance with United Community’s directives, a representative of KBW communicated with a representative of Sandler O’Neill on February 9, 2018, to instruct Civista to prepare a draft definitive merger agreement.

On February 13, 2018 United Community and Civista entered into an agreement whereby United Community agreed to negotiate exclusively with Civista for a period of 30 days.

On February 16, 2018, Civista and its legal advisor, Tucker Ellis, provided United Community and Kilpatrick Townsend with an initial draft merger agreement for the proposed transaction.

On February 23, 2018, in-person “reverse due diligence” meetings on Civista were held at Civista’s corporate headquarters.

Over the course of the following weeks, Civista and United Community and their respective legal advisors exchanged drafts of the Merger Agreement and worked towards finalizing the terms of the transaction. During this period, United Community and Civista continued to provide each other with information regarding each company’s operations, loans and deposits, credit quality, vendor contracts, and operating expenses.

A special joint meeting of the Civista board of directors and the Civista Bank board of directors was held on March 9, 2018 and adjourned to continue on March 11, 2018 to consider of the terms of the Merger Agreement and related documents.

In advance of that meeting the Civista and Civista Bank boards were provided with meeting materials via a board portal, including Sandler O’Neill’s draft financial presentation, the latest draft of the Merger Agreement and an executive summary of the terms of the proposed transaction.

In the March 9, 2018 session of that meeting, the Civista and Civista Bank boards met with Tucker Ellis, Sandler O’Neill, and senior management of Civista, and the directors discussed the Merger Agreement in detail, including the financial terms, representations and warranties, covenants, indemnification of United Community’s officers and directors, termination provisions (including United Community’s ability to terminate if it receives a superior proposal), and the termination fee. The boards also discussed the ancillary agreements to be executed, including the bank merger agreement and the voting agreements. Management of Civista presented a summary of the extensive due diligence conducted, and they summarized their conclusions. Additionally, counsel reviewed the regulatory application process with the boards. At the meeting (i) management again described the background of United Community and the business significance of, and rationale for, the proposed transaction, (ii) Tucker Ellis reviewed the material terms of the proposed transaction, and (iii) Sandler O’Neill reviewed its presentation materials with regard to the financial terms of the proposed transaction.

Representatives of Sandler O’Neill delivered to Civista’s board of directors its oral opinion on March 11, 2018, which was confirmed in writing later that same day, to the effect that, as of that date, the Merger consideration provided for in the Merger Agreement was fair to Civista, from a financial point of view. The full text of Sandler O’Neill’s opinion is attached as Annex C to this joint proxy statement/prospectus.

On March 11, 2018 after discussion and review of the Merger Agreement and consideration of a number of factors, some of which are set forth below under the heading “THE MERGER—Civista’s Reasons for the Merger,” Civista’s directors then unanimously determined that the terms of the Merger Agreement, including the consideration to be paid by Civista to United Community’s shareholders, were the best interests of Civista and Civista’s shareholders. The Civista board of directors then unanimously adopted and approved the Merger Agreement and authorized Civista officers to execute and deliver it.

On March 11, 2018, the United Community board held a special meeting that was attended by all directors and members of senior management, as well as by representatives of KBW and Kilpatrick Townsend. The United Community board received an update on the results of the reverse due diligence that United Community performed on Civista. The United Community board had been provided with a set of written materials in advance of the meeting, including a summary of the terms and conditions of the Merger Agreement prepared by Kilpatrick Townsend. A representative of Kilpatrick Townsend reviewed the Merger Agreement (including the voting agreements and the settlement agreements to be executed by Messrs. Elmer G. McLaughlin, W. Michael McLaughlin and James Kittle) and the various deal terms with the United Community board and reviewed the duties of the United Community board under applicable law and how those duties related to the process that United Community employed in considering the merger with Civista. At this meeting, KBW reviewed the financial aspects of the proposed Merger and rendered to the United Community board of directors an opinion to the effect that, as of that date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Merger consideration was fair, from a financial point of view, to the holders of United Community common stock. Following discussion and questions and answers, including consideration of the factors described under “THE MERGER—United Community’s Reasons for the Merger; Recommendation of the United Community Board of Directors”, the United Community board unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were in the best interest of United Community and its shareholders, approved and adopted the Merger Agreement and the transactions contemplated by it, and approved recommending that the United Community shareholders approve the adoption of the Merger Agreement.

On March 11, 2018, representatives of Kilpatrick Townsend and Tucker Ellis finalized the terms of the Merger Agreement, which Civista and United Community executed that day. In addition, Civista and United Community executed the voting agreements entered into with the directors of Civista and the directors and executive officers of United Community, and the settlement agreements entered into with Messrs. E.G. McLaughlin, W. Michael McLaughlin and James Kittle.

On March 12, 2018, Civista and United Community issued a joint press release announcing the execution of the Merger Agreement.

United Community’s Reasons for the Merger

After careful consideration, at a meeting held on March 11, 2018, United Community board of directors unanimously determined that the Merger Agreement, including the Merger and the other transactions contemplated thereby, were in the best interests of United Community and its shareholders and approved the Merger Agreement and recommended that United Community’s shareholders vote in favor of the approval and adoption of the Merger Agreement.

In reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and recommend that its shareholders vote “FOR” the Merger Agreement, United Community’s board of directors evaluated the Merger in consultation with United Community management, as well as United Community’s outside financial and legal advisors, and considered a number of factors, including the following material factors:

•	its knowledge of the business strategy and strategic plan of United Community, its prospects for the future and projected financial results, business, operations, regulatory and financial condition, asset quality, earnings, loan portfolio, capital and prospects both as an independent organization, and as a part of a combined company with Civista;

•	the Merger consideration offered by Civista, which represents: 165% of United Community’s tangible book value; 34.0x of United Community’s trailing twelve (12) month earnings; a core deposit premium of 12.2% and a 34.5% premium over the market value of United Community’s common stock as of the trading day prior to the date of the Merger Agreement;

•	the understanding of United Community’s board of the strategic options available to United Community and the board’s assessment of those options with respect to the prospects and estimated results of the execution by United Community of its business plan as an independent entity under various scenarios and the determination that none of those options or the execution of the business plan were more likely to create greater present value for United Community’s shareholders than the value to be paid by Civista;

•	the Merger consideration offered by Civista equaled or exceed the consideration that could reasonably be expected from other potential acquirers with apparent ability to consummate the acquisition of United Community;

•	the challenges facing United Community’s management to grow United Community’s franchise and enhance shareholder value given current market conditions, increased operating costs resulting from regulatory initiatives and compliance mandates, interest rate pressure and competition;

•	the review by the board of directors, with the assistance of United Community’s outside advisors, of the structure of the Merger;

•	its understanding of Civista’s business, operations, regulatory and financial condition, asset quality, earnings, capital and prospects taking into account presentations by senior management of its due diligence review of Civista and other available information regarding Civista;

•	its belief that the Merger will result in a stronger banking franchise with strong capital ratios and an attractive funding base that has the potential to deliver a higher value to United Community’s shareholders as compared to continuing to operate as a stand-alone entity;

•	the expanded possibilities, including organic growth and future acquisitions, that would be available to the combined company, given its larger size, asset base, capital, market capitalization and footprint;

•	the anticipated pro forma impact of the Merger on Civista, including potential synergies, and the expected impact on financial metrics such as earnings and tangible common equity per share, as well as on regulatory capital levels, and the conclusion of the board of directors that Civista’s financial condition, earnings and prospects make it more likely that United Community will have a superior financial condition, increased financial stability, and better future access to capital, greater ability to spread business strategy execution risks across a larger enterprise and additional options for future potential strategic alternatives on an independent basis;

•	the merger consideration offers United Community shareholders the opportunity to own 26% of the combined company and participate as shareholders of Civista in the future performance of the combined company;

•	the more active trading market in Civista common stock would give United Community shareholders greater liquidity for their investment;

•	the benefits to United Community and its customers and other constituencies of operating as a larger organization, including enhancements in products and services, higher lending limits, and greater financial resources;

•	the increasing importance of operational scale and financial resources in maintaining efficiency and remaining competitive over the long term and in being able to capitalize on technological developments that significantly impact industry competitive conditions;

•	the anticipated cost savings from expected efficiencies to be achieved in operations and systems, and the ability of United Community to respond to increasing regulation and compliance requirements;

•	the geographic fit and increased customer convenience of the expanded branch network of Civista;

•	the expected social and economic impact of the merger on the constituencies served by United Community, including its borrowers, customers, depositors, employees, and communities;

•	that because Civista does not currently maintain branch locations in or serve the market currently served by United Community, that all of United Community’s branch offices and its loan origination office are expected to be maintained by Civista following the completion of the Merger;

•	the effects of the Merger on other United Community employees, including the prospects for continued employment in a larger organization, and that Civista intends to retain a substantial portion of the employees of United Community, and that those employees remaining with the surviving bank will be given the opportunity to participate in employee benefit plans and compensation opportunities that are substantially comparable to the employee benefit plans and compensation opportunities that are generally made available to similarly situated employees of United Community and United Community Bank;

•	the board’s understanding of the current and prospective environment in which United Community and Civista operate, including national and local economic conditions, the interest rate environment, increasing operating costs resulting from regulatory initiatives and compliance mandates, and the competitive effects of the continuing consolidation in the banking industry;

•	the efforts made to solicit interest from institutions considered to have the ability and potential interest in acquiring United Community and the low probability of securing a more attractive proposal from another institution capable of consummating the transaction;

•	the ability of Civista to complete the Merger from a financial and regulatory perspective;

•	the board’s understanding that the merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, providing favorable tax consequences to United Community’s shareholders;

•	the financial presentation, dated March 11, 2018, of KBW to the United Community board of directors and the opinion, dated March 11, 2018, of KBW to the United Community board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of United Community common stock of the Merger consideration in the Merger, as more fully described below under “THE MERGER—Opinion of United Community’s Financial Advisor in Connection with the Merger”; and

•	the board’s review with its independent legal advisor, Kilpatrick Townsend, of the material terms of the Merger Agreement, including the board’s ability, under certain circumstances, to consider a better unsolicited acquisition proposal and to withhold, withdraw, qualify or modify its recommendation to United Community’s shareholders, including the ability to terminate the Merger Agreement in connection with a superior proposal subject to the payment of a termination fee of $3.5 million, as well as the nature of the covenants, representations and warranties and termination provisions in the Merger Agreement.

United Community’s board of directors also considered a number of potential risks and uncertainties associated with the Merger in connection with its deliberation of the proposed transaction, including, without limitation, the following:

•	the risk that the consideration to be paid to United Community shareholders could be adversely affected by a decrease in the trading price of Civista common stock during the pendency of the Merger;

•	the fact that the quarterly dividend rate that United Community shareholders would be paid after exchanging shares of United Community common stock for Civista common shares in the Merger would be reduced by 28% based on the current dividend rates paid by both companies;

•	the potential risk of diverting management attention and resources from the operation of United Community’s business and towards the completion of the Merger;

•	the restrictions on the conduct of United Community’s business prior to the completion of the Merger, which are customary for public company Merger Agreements involving financial institutions, but which, subject to specific exceptions, could delay or prevent United Community from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of United Community absent the pending Merger;

•	the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating United Community’s business, operations and workforce with those of Civista;

•	the fact that because the stock consideration in the Merger is a fixed exchange ratio of shares of United Community’s common stock to Civista’s common shares, United Community’s stockholders could be adversely affected by a decrease in the trading price of Civista’s common stock during the pendency of the Merger, although United Community’s stockholders could also benefit from any increase in the trading price of Civista’s common stock during the pendency of the Merger;

•	the fact that the interests of certain of United Community’s directors and executive officers may be different from, or in addition to, the interests of United Community’s other shareholders as described under the heading “INTERESTS OF UNITED COMMUNITY EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER”;

•	that, while United Community expects that the Merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the Merger Agreement will be satisfied, including the risk that necessary regulatory approvals or United Community shareholder or Civista shareholder approval might not be obtained and, as a result, the Merger may not be consummated;

•	the risk of potential employee attrition and/or adverse effects on business and customer relationships as a result of the pending Merger;

•	the fact that: (i) United Community would be prohibited from affirmatively soliciting acquisition proposals after execution of the Merger Agreement; and (ii) United Community would be obligated to pay to Civista a termination fee if the Merger Agreement is terminated under certain circumstances, which may discourage other parties potentially interested in a strategic transaction with United Community from pursuing such a transaction; and

•	the possibility of litigation challenging the Merger, and its belief that any such litigation would be without merit.

The foregoing discussion of the information and factors considered by United Community’s board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors. In reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. United Community’s board of directors considered all these factors as a whole, including through discussions with, and questioning of United Community’s management and United Community’s outside financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

Recommendation of the United Community Board of Directors

United Community’s board of directors unanimously recommends that United Community’s shareholders vote “FOR” the approval of the United Community Merger Agreement proposal, “FOR” the United Community compensation proposal and “FOR” the adjournment proposal. United Community shareholders should be aware that United Community’s directors and executive officers have interests in the Merger that are different from, or in addition to, those of other United Community shareholders. United Community’s board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement, and in recommending that the United Community Merger Agreement proposal be approved by the shareholders of United Community. See “INTERESTS OF UNITED COMMUNITY OFFICERS AND DIRECTORS IN THE MERGER”

This summary of the reasoning of United Community’s board of directors and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “FORWARD-LOOKING STATEMENTS.”

Opinion of United Community’s Financial Advisor in Connection with the Merger

United Community engaged Keefe, Bruyette & Woods, Inc. (“KBW”) to render financial advisory and investment banking services to United Community, including an opinion to the United Community board of directors as to the fairness, from a financial point of view, to the holders of United Community common stock of the Merger consideration to be received by such shareholders in the proposed Merger of United Community with and into Civista. United Community selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger. As part of its investment banking business, KBW is continually engaged in the valuation of financial services businesses and their securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the meeting of the United Community board held on March 11, 2018, at which the United Community board evaluated the proposed Merger. At this meeting, KBW rendered to the United Community board an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in its opinion, the Merger consideration in the proposed Merger was fair, from a financial point of view, to the holders of United Community common stock. The United Community board approved the Merger Agreement at this meeting.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the United Community board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The opinion addressed only the fairness, from a financial point of view, of the Merger consideration in the Merger to the holders of United Community common stock. It did not address the underlying business decision of United Community to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the United Community board in connection with the Merger, and it does not constitute a recommendation to any holder of United Community common stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation regarding whether or not any such shareholder should enter into a voting, shareholders’ or affiliates’ agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of United Community and Civista and bearing upon the Merger, including, among other things:

•	a draft of the Merger Agreement dated March 9, 2018 (the most recent draft then made available to KBW);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended June 30, 2017 of United Community;

•	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2017 and December 31, 2017 of United Community;

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Civista;

•	certain regulatory filings of United Community and Civista and their respective subsidiaries, including the quarterly reports on Form Y-9C and the quarterly call reports required to be filed with respect to, in the case of Civista, each quarter during the three-year period ended December 31, 2017 and, in the case of United Community, each quarter during the three-year period ended June 30, 2017 as well as the quarters ended September 30, 2017 and December 31, 2017;

•	certain other interim reports and other communications of United Community and Civista provided to their respective shareholders; and

•	other financial information concerning the businesses and operations of United Community and Civista that was furnished to KBW by United Community and Civista or which KBW was otherwise directed to use for purposes of KBW’s analyses.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of United Community and Civista;

•	the assets and liabilities of United Community and Civista;

•	the nature and terms of certain other merger transactions and business combinations in the banking industry;

•	a comparison of certain financial and stock market information for Civista and United Community with similar information for certain other companies the securities of which were publicly traded;

•	financial and operating forecasts and projections of United Community that were prepared by, and provided to KBW and discussed with KBW by, United Community management and that were used and relied upon by KBW at the direction of such management and with the consent of the United Community board;

•	the publicly available consensus “street estimates” of Civista, as well as assumed Civista long-term growth rates that were provided to KBW by Civista management, all of which information was discussed with KBW by such management and used and relied upon by KBW based on such discussions, at the direction of United Community management and with the consent of the United Community board; and

•	estimates regarding certain pro forma financial effects of the Merger on Civista (including, without limitation, the cost savings and related expenses expected to result from or be derived from the Merger) that were prepared by, and provided to and discussed with KBW by, the management of Civista, and used and relied upon by KBW based on such discussions, at the direction of United Community management and with the consent of the United Community board.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the banking industry generally. KBW also participated in discussions that were held with the respective managements of United Community and Civista regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as KBW deemed relevant to its inquiry. In addition, KBW considered the results of the efforts undertaken by United Community, with KBW’s assistance, to solicit indications of interest from third parties regarding a potential transaction with United Community.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of United Community as to the reasonableness and achievability of the financial and operating forecasts and projections of United Community referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of such management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management. KBW further relied, with the consent of United Community, upon Civista management as to the reasonableness and achievability of the publicly available consensus “street estimates” of Civista, the assumed Civista long-term growth rates, and the estimates regarding certain pro forma financial effects of the Merger on Civista, all as referred to above (and the assumptions and bases for all such forecasts, projections and estimates, including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger), and KBW assumed that all such information was reasonably prepared and represented, or in the case of the Civista “street estimates” referred to above that such estimates were consistent with, the best currently available estimates and judgments of Civista management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.

It is understood that the portion of the foregoing financial information of United Community and Civista that was provided to KBW was not prepared with the expectation of public disclosure, that all of the foregoing financial information, including the publicly available consensus “street estimates” of Civista referred to above, was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of United Community and Civista and with the consent of the United Community board, that all such information provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either United Community or Civista since the date of the last financial statements of each such entity that were made available to KBW. KBW is not an expert in the independent verification of the adequacy of allowances for loan and lease losses and KBW assumed, without independent verification and with United Community’s consent, that the aggregate allowances for loan and lease losses for United Community and Civista are adequate to cover such losses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of United Community or Civista, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of United Community or Civista under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.

KBW assumed, in all respects material to its analyses:

•	that the Merger and any related transactions (including the bank subsidiary merger) would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to KBW’s analyses from the draft reviewed by KBW and referred to above) with no adjustments to the Merger consideration and no other consideration or payments in respect of United Community common stock;

•	that the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•	that each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•	that there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transaction (including the subsidiary bank merger) and that all conditions to the completion of the Merger and such related transaction would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

•	that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transaction (including the subsidiary bank merger), no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of United Community, Civista or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings and related expenses expected to result or be derived from the Merger.

KBW assumed that the Merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of United Community that United Community relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to United Community, Civista, the Merger and any related transaction (including the subsidiary bank merger), and the Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of the opinion, to the holders of United Community common stock of the Merger consideration to be received by such holders in the Merger. KBW expressed no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including the subsidiary bank merger), including without limitation, the form or structure of the Merger (including the form of the Merger consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the Merger or any such related transaction to United Community, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of United Community to engage in the Merger or enter into the Merger Agreement;

•	the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by United Community or the United Community board;

•	the fairness of the amount or nature of any compensation to any of United Community’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of United Community common stock;

•	the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of United Community (other than the holders of United Community common stock, solely with respect to the Merger consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of Civista or any other party to any transaction contemplated by the Merger Agreement;

•	any adjustment (as provided in the Merger Agreement) to the Merger consideration (including to the cash or stock components thereof) assumed to be paid in the Merger for purposes of KBW’s opinion;

•	whether Civista has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate cash consideration to the holders of United Community common stock at the closing of the Merger;

•	the actual value of Civista common stock to be issued in the Merger;

•	the prices, trading range or volume at which Civista common stock or United Community common stock would trade following the public announcement of the Merger or the prices, trading range or volume at which Civista common stock would trade following the consummation of the Merger;

•	any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Merger Agreement; or

•	any legal, regulatory, accounting, tax or similar matters relating to United Community, Civista, their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any related transaction (including the subsidiary bank merger), including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, United Community and Civista. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the United Community board in making its determination to approve the

Merger Agreement and the Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the United Community board with respect to the fairness of the Merger consideration. The type and amount of consideration payable in the Merger were determined through negotiation between United Community and Civista and the decision of United Community to enter into the Merger Agreement was solely that of the United Community board.

The following is a summary of the material financial analyses presented by KBW to the United Community board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the United Community board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below includes information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

For purposes of the financial analyses described below, KBW utilized an implied value of the Merger consideration of $27.17 per share of United Community common stock, consisting of the sum of (i) the implied value of the stock consideration of 1.027 shares of Civista common stock based on the closing price of Civista common stock on March 9, 2018, and (ii) the cash consideration of $2.54.

United Community Selected Companies Analysis. Using publicly available information, KBW compared the financial performance, financial condition and market performance of United Community to 18 selected major exchange-traded banks and thrifts which were headquartered in the Midwest U.S. and which had total assets between $250 million and $1.0 billion. Targets of publicly announced merger transactions and mutual holding companies were excluded from the selected companies.

The selected companies were as follows:

Central Federal Corporation	IF Bancorp, Inc.
Citizens Community Bancorp, Inc. Citizens First Corporation	Landmark Bancorp, Inc. Mackinac Financial Corporation
Equitable Financial Corp.	Ottawa Bancorp, Inc.
First Capital, Inc.	Poage Bankshares, Inc.
First Savings Financial Group, Inc. Guaranty Federal Bancshares, Inc. HMN Financial, Inc. HopFed Bancorp, Inc.	Porter Bancorp, Inc. SB Financial Group, Inc. United Community Bancorp, Inc. United Community Bancshares, Inc.

To perform this analysis, KBW used profitability and other financial information as of or for the latest 12 months (“LTM”) ended December 31, 2017 and market price information as of March 9, 2018. Where consolidated holding company level financial data for the selected companies was unreported, subsidiary bank level data was utilized to calculate ratios. Certain financial data prepared by KBW, and as referenced in the tables presented below, may not correspond to the data presented in United Community’s historical financial statements, or the data prepared by Civista’s financial advisor presented under the section “THE MERGER—Opinion of Civista’s Financial Advisor in Connection with the Merger,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

KBW’s analysis showed the following concerning the financial performance of United Community and the selected companies:

		Selected Companies
	United Community	25th Percentile	Median	Average	75th Percentile
LTM GAAP Return on Average Assets	0.61%	0.36%	0.55%	0.80%	0.87%
LTM GAAP Return on Average Tangible Common Equity	4.92%	3.44%	6.45%	11.67%	9.90%
LTM Core Return on Average Assets (1)	0.73%	0.49%	0.69%	0.70%	0.87%
LTM Core Return on Average Tangible Common Equity (1)	5.81%	5.07%	7.37%	7.82%	10.73%
LTM Net Interest Margin	2.92%	3.36%	3.67%	3.60%	3.79%
LTM Fee Income / Total Revenue (2)	22.6%	17.5%	19.1%	19.9%	21.4%
LTM Efficiency Ratio	74.2%	72.9%	72.9%	73.1%	69.3%

(1)	LTM core income excluded extraordinary items, non-recurring items, gains/losses on sale of securities and amortization of intangibles as calculated by SNL Financial. Results were adjusted for one-time charges related to corporate tax reform in the fourth quarter of 2017.
(2)	Excluded gains/losses on sale of securities

KBW’s analysis also showed the following concerning the financial condition of United Community and the selected companies:

		Selected Companies
	United Community	25th Percentile	Median	Average	75th Percentile
Tangible Common Equity / Tangible Assets	12.75%	7.56%	9.40%	9.96%	10.72%
Total Capital Ratio	21.38%	11.93%	13.27%	14.17%	15.62%
Loans / Deposits	64.0%	86.5%	95.5%	92.6%	100.1%
Loan Loss Reserve / Gross Loans	1.41%	0.82%	1.14%	1.11%	1.29%
Nonperforming Assets / Loans + OREO	0.72%	2.16%	1.56%	1.59%	1.04%
LTM Net Charge-Offs / Average Loans	0.16%	0.09%	0.07%	0.09%	0.02%

In addition, KBW’s analysis showed the following concerning the market performance of United Community and the selected companies (excluding the impact of the LTM earnings per share (“EPS”) multiples for four of the selected companies, which multiples were considered to be not meaningful because they were greater than 30.0x):

		Selected Companies
	United Community	25th Percentile	Median	Average	75th Percentile
One-Year Stock Price Change	14.4%	1.8%	7.0%	12.9%	19.3%
One-Year Total Return	16.8%	2.8%	8.7%	14.6%	21.2%
Year-To-Date Stock Price Change	(1.7%)	(4.0)%	0.6%	0.2%	2.8%

Stock Price / Tangible Book Value per Share	1.22	1.10x	1.38x	1.33x	1.47x
Stock Price / LTM Core EPS (1)	21.4x	13.8x	15.3x	17.2x	17.6x
Dividend Yield	2.0%	1.0%	1.3%	1.5%	2.2%
LTM Dividend Payout	42.3%	14.0%	28.9%	30.8%	36.5%

(1)	LTM core EPS excluded extraordinary items, non-recurring items, gains/losses on sale of securities and amortization of intangibles as calculated by SNL Financial. Results were adjusted for one-time charges related to corporate tax reform in the fourth quarter of 2017.

No company used as a comparison in the above selected companies analysis is identical to United. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Civista Bancshares, Inc. Selected Companies Analysis. Using publicly available information, KBW compared the financial performance, financial condition and market performance of Civista to 15 selected major exchange-traded banks which were headquartered in the Midwest U.S. and which had total assets between $1.0 billion and $2.0 billion. Targets of publicly announced merger transactions and mutual holding companies were excluded from the selected companies.

The selected companies were as follows:

Ames National Corporation

BankFinancial Corporation

County Bancorp, Inc.

Farmers & Merchants Bancorp, Inc.

Farmers Capital Bank Corporation

First Business Financial Services, Inc.

Hawthorn Bancshares, Inc.

LCNB Corp.

Macatawa Bank Corporation MBT Financial Corp. Middlefield Banc Corp. MutualFirst Financial, Inc. Ohio Valley Banc Corp. Southern Missouri Bancorp, Inc. Waterstone Financial, Inc.

To perform this analysis, KBW used profitability and other financial information as of or for the latest 12 months ended December 31, 2017 and market price information as of March 9, 2018. KBW also used 2018 and 2019 EPS estimates taken from publicly available consensus “street estimates” of Civista and the 14 selected companies for which consensus “street estimates” were available. Where consolidated holding company level financial data for the selected companies was unreported, subsidiary bank level data was utilized to calculate ratios. Certain financial data prepared by KBW, and as referenced in the tables presented below, may not correspond to the data presented in Civista’s historical financial statements, or the data prepared by Civista’s financial advisor presented under the section “THE MERGER—Opinion of Civista’s Financial Advisor in Connection with The Merger”, as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

KBW’s analysis showed the following concerning the financial performance of Civista and the selected companies:

		Selected Companies
	Civista	25th Percentile	Median	Average	75th Percentile
LTM GAAP Return on Average Assets	1.04%	0.72%	0.80%	0.85%	1.00%
LTM GAAP Return on Tangible Common Equity	11.68%	6.95%	8.58%	8.35%	9.99%
LTM Core Return on Average Assets (1)	1.10%	0.91%	1.04%	1.01%	1.10%
LTM Core Return on Tangible Common Equity (1)	12.07%	9.01%	9.34%	9.60%	11.02%
LTM Net Interest Margin	3.88%	3.28%	3.41%	3.50%	3.64%
LTM Fee Income / Total Revenue (2)	23.1%	16.9%	20.0%	23.3%	25.8%
LTM Efficiency Ratio	67.8%	68.7%	63.6%	64.6%	61.9%

(1)	LTM core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities and amortization of intangibles as calculated by SNL Financial. Results adjusted for one-time charges related to corporate tax reform in the fourth quarter of 2017.
(2)	Excluded gains/losses on sale of securities

KBW’s analysis showed the following concerning the financial condition of Civista and the selected companies:

		Selected Companies
	Civista	25th Percentile	Median	Average	75th Percentile
Tangible Common Equity / Tangible Assets	9.31%	9.20%	9.47%	10.74%	11.68%
Total Capital Ratio	16.53%	13.06%	14.99%	16.05%	17.02%
Loans / Deposits	96.7%	80.9%	94.2%	92.1%	101.5%
Loan Loss Reserve / Gross Loans	1.13%	0.89%	1.02%	1.00%	1.18%
Nonperforming Assets / Loans + OREO	0.82%	2.11%	1.82%	1.56%	0.80%
LTM Net Charge-Offs / Average Loans	0.02%	0.10%	0.05%	0.09%	0.02%

In addition, KBW’s analysis showed the following concerning the market performance of Civista and, to the extent publicly available, the selected companies:

		Selected Companies
	Civista	25th Percentile	Median	Average	75th Percentile
One-Year Stock Price Change	5.2%	(3.3%)	6.0%	10.7%	14.3%
One-Year Total Return	6.4%	2.1%	6.7%	13.6%	16.5%
Year-To-Date Stock Price Change	9.0%	(3.3%)	0.0%	0.7%	3.5%

Stock Price / Tangible Book Value per Share	1.75x	1.51x	1.60x	1.70x	1.83x
Stock Price / LTM Core EPS (1)	14.6x (2)	16.0x	17.3x	18.3x	18.8x
Stock Price / 2018 Estimated EPS	15.1x	13.5x	14.3x	15.4x	15.5x
Stock Price / 2019 Estimated EPS	14.1x	12.2x	13.4x	14.1x	14.4x
Dividend Yield	1.2%	1.3%	2.0%	2.0%	2.3%
LTM Dividend Payout	17.0%	29.4%	36.9%	36.5%	44.7%

(1)	LTM core EPS excluded extraordinary items, non-recurring items, gains/losses on sale of securities and amortization of intangibles as calculated by SNL Financial. Results were adjusted for one-time charges related to corporate tax reform in the fourth quarter of 2017.
(2)	At the direction of United Community, assumed conversion of all eligible and currently outstanding Civista preferred shares into Civista common shares.

No company used as a comparison in the above selected companies analysis is identical to Civista. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 15 selected whole bank transactions announced since November 8, 2016 with announced transaction values between $50 million and $200 million and involving acquired companies headquartered in the Midwest U.S. with nonperforming assets to total assets ratios less than 2.00%. Terminated transactions were excluded from the selected transactions.

The selected transactions were as follows:

Acquiror	Acquired Company
CNB Bank Shares, Inc.	Jacksonville Bancorp, Inc.
First Commonwealth Financial Corporation	Garfield Acquisition Corp.
LCNB Corp.	Columbus First Bancorp, Inc.
First Mid-Illinois Bancshares, Inc.	First Banc Trust Corporation
Independent Bank Corporation	TCSB Bancorp, Inc.
Byline Bancorp, Inc.	First Evanston Bancorp, Inc.
Heartland Financial USA, Inc.	Signature Bancshares, Inc.
Midland States Bancorp, Inc.	Alpine Bancorporation, Inc.
MutualFirst Financial, Inc.	Universal Bancorp
National Bank Holdings Corporation	Peoples, Inc.
Horizon Bancorp	Wolverine Bancorp, Inc.
First Busey Corporation Midland States Bancorp, Inc. First Merchants Corporation MainSource Financial Group, Inc.	Mid Illinois Bancorp, Inc. Centrue Financial Corporation Arlington Bank FCB Bancorp, Inc.

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction:

•	Price per common share to tangible book value per share of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by total tangible common equity);

•	Tangible equity premium to core deposits (total deposits less time deposits greater than $100,000) of the acquired company, referred to as core deposit premium; and

•	Price per common share to LTM EPS of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by LTM net income).

KBW also reviewed the price per common share paid for the acquired company for the five selected transactions involving publicly traded acquired companies as a premium to the closing price of the acquired company one day prior to the announcement of the acquisition (expressed as a percentage and referred to as the one-day market premium). The above transaction statistics for the selected transactions were compared with the corresponding transaction statistics for the proposed Merger based on the implied value of the Merger consideration of $27.17 per share of United Community common stock and using historical financial information for United Community as of and for the twelve month period ended December 31, 2017 and the closing price of United Community common stock on March 9, 2018.

The results of the analysis are set forth in the following table:

		Selected Transactions
	United Community	25th Percentile	Median	Average	75th Percentile
Transaction Value / Tangible Book Value (x)	1.65x	1.56x	1.73x	1.74x	1.96x
Core Deposit Premium (%)	12.2%	8.0%	9.8%	11.8%	15.0%
Transaction Value / LTM EPS (%)	34.0x	18.2x	21.5x	21.3x	23.9x
One-Day Market Premium (%)	34.5%	15.6%	31.2%	41.3%	66.4%

No company or transaction used as a comparison in the above selected transaction analysis is identical to United Community or the proposed Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of Civista and United Community to various pro forma balance sheet and income statement items and the pro forma market capitalization of the combined entity. This analysis did not include purchase accounting adjustments or cost savings. To perform this analysis, KBW used (i) historical balance sheet data for Civista and United Community as of December 31, 2017, (ii) publicly available EPS consensus “street estimates” of Civista, (iii) financial and operating forecasts and projections of United Community provided by United Community management, and (iv) market capitalization data as of March 9, 2018. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of Civista and United Community shareholders in the combined company based on the stock consideration of 1.027 common shares of Civista and the cash consideration of $2.54:

	Civista as a % of Total		United Community as a % of Total
Ownership
Based on 1.027x Merger Exchange Ratio (1)	74%		26%
Balance Sheet
Total Assets	74%		26%
Gross Loans Held For Investment	80%		20%
Deposits	72%		28%
Tangible Common Equity	69	%(1)	31%
Income Statement
2018 Estimated Net Income	83%		17%
2019 Estimated Net Income	81%		19%
Market Capitalization	78	%(1)	22%

(1)	At the direction of United Community, assumed conversion of all eligible and currently outstanding Civista preferred shares into Civista common shares.

Forecasted Pro Forma Financial Impact Analysis. KBW performed a pro forma financial impact analysis that combined projected income statement and balance sheet information of Civista and United. Using (i) closing balance sheet estimates as of September 30, 2018 for Civista and United Community, (ii) publicly available consensus “street estimates” of Civista, (iii) financial and operating forecasts and projections of United Community provided by United Community management and (iv) pro forma assumptions (including, without limitation, the cost savings and related expenses expected to result from the Merger and certain accounting adjustments and a restructuring charge assumed with respect thereto) provided by Civista management, KBW analyzed the potential financial impact of the Merger on certain projected financial results of Civista. At the direction of United Community, KBW assumed conversion of all eligible and currently outstanding Civista preferred shares into Civista common shares. This analysis indicated the Merger could be accretive to Civista’s estimated 2018 EPS and estimated 2019 EPS (assuming one-time merger related charges at closing and excluding the impact of restructuring charges which may be realized in 2018), and dilutive to Civista’s estimated tangible book value per share as of September 30, 2018. Furthermore, the analysis indicated that each of Civista’s tangible common equity to tangible assets ratio, leverage ratio, Common Equity Tier 1 Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk Based Capital Ratio as of September 30, 2018 could be lower. For all of the above analysis, the actual results achieved by Civista following the Merger may vary from the projected results, and the variations may be material.

United Community Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis of United Community to estimate a range for the implied equity value of United. In this analysis, KBW used financial forecasts and projections relating to the net income and assets of United Community provided by United Community management, and KBW assumed discount rates ranging from 11.0% to 15.0%. A range of values was derived by adding (i) the present value of the estimated excess cash flows that United Community could generate over the five-year period from 2018 to 2022 as a standalone company, and (ii) the present value of United Community’s implied terminal value at the end of such period. KBW assumed that United Community would maintain a tangible common equity to tangible asset ratio of 8.00% and would retain sufficient earnings to maintain that level. In calculating the terminal value of United Community, KBW applied a range of 12.0x to 16.0x to United Community’s estimated 2023 net income. This discounted cash flow analysis resulted in a range of implied values per share of United Community stock of approximately $18.59 to $24.17 per share.

The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The foregoing discounted cash flow analyses did not purport to be indicative of the actual values of United.

Civista Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis of Civista to estimate a range for the implied equity value of Civista. In this analysis, KBW used publicly available consensus “street estimates” of Civista, as well as assumed long-term net income and asset growth rates of Civista provided by Civista management, and KBW assumed discount rates ranging from 9.0% to 13.0%. A range of values was derived by adding (i) the present value of the estimated excess cash flows that Civista could generate over the five-year period from 2018 to 2022 as a standalone company, and (ii) the present value of Civista’s implied terminal value at the end of such period. KBW assumed that Civista would maintain a tangible common equity to tangible asset ratio of 8.00% and would retain sufficient earnings to maintain that level. In calculating the terminal value of Civista, KBW applied a range of 12.0x to 16.0x to Civista’s estimated 2023 net income. This discounted cash flow analysis resulted in a range of implied values per share of Civista common stock of approximately $22.37 to $30.86 per share.

The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The foregoing discounted cash flow analyses did not purport to be indicative of the actual values of Civista or the pro forma combined company.

Miscellaneous. KBW acted as financial advisor to United Community and not as an advisor to or agent of any other person. As part of its investment banking business, KBW is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. KBW and its affiliates, in the ordinary course of its and their broker-dealer businesses (and in the case of United Community, further to an existing sales and trading relationship with a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, United Community and Civista. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of United Community and Civista for its and their own accounts and for the accounts of its and their respective customers and clients. Such positions included on the date of KBW’s opinion and currently include an individual position in shares of Civista common stock indirectly held by a senior member of the KBW advisory team providing services to United Community in connection with the proposed Merger.

Pursuant to the KBW engagement agreement, United Community agreed to pay KBW a cash fee equal to 1.25% of the aggregate Merger consideration, $175,000 of which became payable upon the rendering of KBW’s opinion and the balance of which is contingent upon the consummation of the Merger. United Community also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with this present engagement, during the two years preceding the date of its opinion, KBW has not provided investment banking and financial advisory services to United Community. During the two years preceding the date of its opinion, KBW provided investment banking and financial advisory services to Civista and received compensation for such services. KBW acted as an underwriter in Civista’s February 2017 registered offering of Civista common stock. KBW may in the future provide investment banking and financial advisory services to United Community (if the Merger is not consummated) or Civista and receive compensation for such services.

Civista’s Reasons for the Merger

On March 11, 2018, after management’s review of United Community and the proposed terms of the Merger Agreement as outlined in “THE MERGER – Background of the Merger,” the board of directors of Civista unanimously determined that the Merger is in the best interests of Civista and Civista’s shareholders. Civista’s board of directors recommends that Civista’s shareholders vote “FOR” the Civista Merger Agreement proposal. In reaching this determination and recommendation, the board consulted with management, as well as its independent financial and legal advisors, and considered a number of factors, including, without limitation, the following:

•	United Community’s low loan-to-deposit ratio and attractive funding costs may provide Civista with additional funding to support future loan growth.

•	Combining United Community’s loan portfolio with Civista’s loan portfolio would substantially reduce Civista’s concentration in commercial real estate loans and would also significantly reduce Civista’s ratio of commercial real estate loans to total risk based regulatory capital.

•	The Merger with United Community represents a natural and logical expansion of Civista’s banking offices into the Cincinnati MSA and surrounding counties in Southeast Indiana and Northern Kentucky

•	The Merger increases the geographic diversity of Civista’s community banking markets.

•	The Merger will create a bank holding company with more than $2 billion in assets, allowing Civista to potentially realize economies of scale and enhanced operational efficiencies.

•	The increased asset size of Civista Bank following the Merger will increase Civista’s legal and in-house lending limits, creating additional opportunities for Civista to serve the needs of its existing and future customers.

•	Sandler O’Neill, Civista’s financial advisor, has provided financial analysis and its written opinion, dated March 11, 2018, to the effect that, as of that date, and based upon and subject to various assumptions, considerations, qualifications and limitations set forth in the opinion, the Merger consideration was fair to Civista, from a financial point of view.

•	The Merger will offer Civista the opportunity to add talented and experienced employees of United Community and United Community Bank as employees of Civista Bank.

•	The Merger would combine two financial institutions that value customer service and place a high priority on serving the banking needs of their respective communities.

•	The Merger will allow Civista to offer additional products and services, such as trust and wealth management services, to United Community’s customers.

•	The Merger will potentially increase the liquidity and daily trading volume of Civista’s common shares due to the additional common shares to be issued as part of the Merger consideration.

•	The Merger is expected to be accretive to Civista’s earnings per share.

The foregoing discussion of the information and factors considered by Civista’s board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors. In reaching its decision to approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Civista board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. Civista’s board of directors considered all these factors as a whole, including discussions with, and questioning of Civista’s senior management and Civista’s independent financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

Recommendation of the Civista Board of Directors

The board of directors of Civista approved the Merger Agreement by a unanimous vote of the directors. The board believes that the Merger is in the best interests of Civista and its shareholders, and, as a result, the directors unanimously recommend that Civista’s shareholders vote “FOR” the approval and adoption of the Civista Merger Agreement proposal.

Opinion of Civista’s Financial Advisor in Connection with the Merger

Civista retained Sandler O’Neill to act as financial advisor to Civista’s board of directors in connection with Civista’s consideration of a possible business combination. Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor in connection with the proposed transaction and participated in certain of the negotiations leading to the execution of the Merger Agreement. At the March 11, 2018 meeting at which Civista’s board of directors considered and discussed the terms of the Merger Agreement and the Merger, Sandler O’Neill delivered to Civista’s board of directors its oral opinion, which was subsequently confirmed in writing on March 11, 2018, to the effect that, as of such date, the Merger consideration provided for in the Merger Agreement was fair to Civista, from a financial point of view. The full text of Sandler O’Neill’s opinion is attached as Annex C to this joint proxy statement/prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Holders of Civista common shares are urged to read the entire opinion carefully in connection with their consideration of the proposed Merger.

Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to Civista’s board of directors in connection with its consideration of the Merger Agreement and the Merger and does not constitute a recommendation to any shareholder of Civista as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the approval of the Merger Agreement and the Merger. Sandler O’Neill’s opinion was directed only to the fairness, from a financial point of view, of the Merger consideration to Civista and does not address the underlying business decision of Civista to engage in the Merger, the form or structure of the Merger or any other transactions contemplated in the Merger Agreement, the relative merits of the Merger as compared to any other alternative transactions or business strategies that might exist for Civista or the effect of any other transaction in which Civista might engage. Sandler O’Neill did not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by any officer, director or employee of Civista or United Community, or any class of such persons, if any, relative to the compensation to be received in the Merger by any other shareholder. Sandler O’Neill’s opinion was approved by its fairness opinion committee.

In connection with its opinion, Sandler O’Neill reviewed and considered, among other things:

•	a draft of the Merger Agreement, dated March 7, 2018;

•	certain publicly available financial statements and other historical financial information of Civista and Civista Bank, a wholly-owned subsidiary of Civista, that Sandler O’Neill deemed relevant;

•	certain publicly available financial statements and other historical financial information of United Community and United Community Bank, a wholly-owned subsidiary of United Community, that Sandler O’Neill deemed relevant;

•	publicly available consensus median analyst earnings per share estimates for Civista for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista;

•	certain financial projections for United Community for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista;

•	the pro forma financial impact of the Merger on Civista based on certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as well as the assumed conversion of Civista’s outstanding preferred into common shares in December 2019, as provided by the senior management of Civista;

•	the publicly reported historical price and trading activity for Civista common shares and United Community common shares, including a comparison of certain stock trading information for Civista common shares and United Community common shares and certain stock indices, as well as similar publicly available information for certain other companies, the securities of which are publicly traded;

•	a comparison of certain financial information for Civista and United Community with similar institutions for which information is publicly available;

•	the financial terms of certain recent business combinations in the bank and thrift industry (on a regional and nationwide basis), to the extent publicly available;

•	the current securities market environment generally and the banking environment in particular; and

•	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of the senior management of Civista the business, financial condition, results of operations and prospects of Civista and held similar discussions with the senior management of United Community and its representatives regarding the business, financial condition, results of operations and prospects of United Community.

In performing its review, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available to Sandler O’Neill from public sources, that was provided to Sandler O’Neill by Civista, United Community or their respective representatives, or that was otherwise reviewed by Sandler O’Neill and Sandler O’Neill assumed such accuracy and completeness for purposes of rendering its opinion without any independent verification or investigation. Sandler O’Neill relied on the assurances of the respective senior managements of Civista and United Community that they were not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. Sandler O’Neill was not asked to undertake, and did not undertake, an independent verification of any of such information and Sandler O’Neill did not assume any responsibility or liability for the accuracy or completeness thereof. Sandler O’Neill did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Civista or United Community or any of their respective subsidiaries. Sandler O’Neill rendered no opinion or evaluation on the collectability of any assets or the future performance of any loans of Civista or United Community or any of their respective subsidiaries. Sandler O’Neill did not make an independent evaluation of the adequacy of the allowance for loan losses of Civista or United Community, or of the combined entity after the Merger, and Sandler O’Neill did not review any individual credit files relating to Civista or United Community or any of their respective subsidiaries. Sandler O’Neill assumed, with Civista’s consent, that the respective allowances for loan losses for both Civista and United Community were adequate to cover such losses and would be adequate on a pro forma basis for the combined entity.

In preparing its analyses, Sandler O’Neill used publicly available consensus median analyst earnings per share estimates for Civista for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista. In addition, Sandler O’Neill used certain financial projections for United Community for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista. Sandler O’Neill also received and used in its pro forma analyses certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as well as the assumed conversion of Civista’s outstanding preferred shares into common shares in December 2019, as provided by the senior management of Civista. With respect to the foregoing information, the senior management of Civista confirmed to Sandler O’Neill that such information reflected the best currently available estimates of the senior management of Civista as to the future financial performance of Civista and United Community, respectively, and Sandler O’Neill assumed that the financial results reflected in such information would be achieved. Sandler O’Neill expressed no opinion as to such projections or estimates, or the assumptions on which they were based. Sandler O’Neill also assumed that there had been no material change in Civista’s or United Community’s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to Sandler O’Neill. Sandler O’Neill assumed in all respects material to its analysis that Civista and United Community would remain as going concerns for all periods relevant to its analyses.

Sandler O’Neill also assumed, with Civista’s consent, that (i) each of the parties to the Merger Agreement would comply in all material respects with all material terms and conditions of the Merger Agreement and all related agreements required to effect the Merger, that all of the representations and warranties contained in such agreements were true and correct in all material respects, that each of the parties to such agreements would perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements were not and would not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect that would be material to Sandler O’Neill’s analysis on Civista, United Community, the Merger, or any related transactions, (iii) the Merger and any related transactions would be consummated in accordance with the terms of the Merger Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements, and (iv) the Merger would qualify as a tax-free reorganization for federal income tax purposes. Civista has relied upon advice that Civista received from its legal, accounting and tax advisors as to legal, accounting and tax matters relating to the Merger and the other transactions contemplated by the Merger Agreement. Sandler O’Neill expressed no opinion as to any such matters.

Sandler O’Neill’s opinion was necessarily based on financial, regulatory, economic, market and other conditions as in effect on, and the information made available to Sandler O’Neill as of, the date thereof. Events occurring after the date thereof could materially affect Sandler O’Neill’s opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date thereof.

In rendering its opinion, Sandler O’Neill performed a variety of financial analyses. The summary below is not a complete description of the analyses underlying Sandler O’Neill’s opinion or the presentation made by Sandler O’Neill to Civista’s board of directors, but is a summary of all material analyses performed and presented by Sandler O’Neill. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to Civista or United Community and no transaction is identical to the Merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Civista and United Community and the companies to which they are being compared. In arriving at its opinion, Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler O’Neill made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion, rather, Sandler O’Neill made its determination as to the fairness of the Merger consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which are beyond the control of Civista, United Community and Sandler O’Neill. The analyses performed by Sandler O’Neill are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to Civista’s board of directors at its March 11, 2018 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of Civista common shares or the prices at which Civista common shares or United Community shares may be sold at any time. The analyses of Sandler O’Neill and its opinion were among a number of factors taken into consideration by Civista’s board of directors in making its determination to approve the Merger Agreement and should not be viewed as determinative of the advisability of the Merger Agreement or the decision of Civista’s board of directors or management with respect to the fairness of the Merger. The type and amount of consideration payable in the Merger were determined through negotiation between Civista and United Community.

Summary of Implied Exchange Ratio and Implied Transaction Metrics. Sandler O’Neill reviewed the financial terms of the proposed Merger. As more fully described in the Merger Agreement, at the effective time, each United Community common share issued and outstanding prior to the effective time will be converted into the right to receive (i) $2.54 in cash, and (ii) 1.027 common shares of Civista. Based on the closing price of Civista common shares on March 9, 2018 of $23.98 per share, Sandler O’Neill calculated an implied transaction price per share of $27.17 and an aggregate implied transaction value of approximately $118.7 million, assuming 4,217,619 Civista common shares outstanding, 41,841 unvested restricted shares outstanding and 212,563 stock options outstanding with a weighted average strike price of $13.32 as of March 9, 2018. Based upon historical financial information for United Community as or for the last twelve months (“LTM”) ended December 31, 2017 and financial projections for United Community for the years ending December 31, 2018 and December 31, 2019, as provided by the senior management of Civista, Sandler O’Neill calculated the following implied transaction metrics:

Premium to United Community Closing Price (1)	34.5%
Transaction Price / United Community December 31, 2017 Book Value Per Share	161%
Transaction Price / United Community December 31, 2017 Tangible Book Value Per Share	167%
Transaction Price / United Community LTM Diluted Earnings Per Share	34.5x
Transaction Price / United Community LTM Adjusted Diluted Earnings Per Share (2)	28.6x
Transaction Price / United Community 2018E Earnings Per Share	25.3x
Transaction Price / United Community 2019E Earnings Per Share	23.2x
Tangible Book Premium / Core Deposits (3)	12.2%

1)	Based on closing price of United Community common shares on March 9, 2018 of $20.20
2)	Adjusted for $683,000 re-valuation of United Community’s deferred tax asset as of December 31, 2017 based on a change in the federal corporate income tax rate
3)	Core deposits defined as total deposits less certificates of deposit greater than $100,000

United Community Stock Trading History. Sandler O’Neill reviewed the historical stock price performance of United Community common shares for the three-year period ended March 9, 2018. Sandler O’Neill then compared the relationship between the stock price performance of United Community’s shares to movements in the United Community Peer Group (as described below) as well as certain stock indices.

United Community Three-Year Stock Price Performance

	March 9, 2015	March 9, 2018
United Community	100%	164.9%
United Community Peer Group	100%	148.2%
Nasdaq Bank Index	100%	162.0%
S&P 500 Index	100%	134.0%

United Community Comparable Company Analyses. Sandler O’Neill used publicly available information to compare selected financial information for United Community with a group of financial institutions selected by Sandler O’Neill (the “United Community Peer Group”). The United Community Peer Group consisted of publicly traded banks and thrifts headquartered in Indiana and Ohio with total assets between $300 million and $800 million and Tangible Common Equity / Tangible Assets greater than 9.0%, excluding announced merger targets. The United Community Peer Group consisted of the following companies:

First Capital, Inc.	CITBA Financial Corporation
CSB Bancorp, Inc.	United Bancorp, Inc.
Farmers Bancorp	FCN Banc Corp.
Crystal Valley Financial Corporation	Wayne Savings Bancshares, Inc.
Killbuck Bancshares, Inc.	Andover Bancorp, Inc.

Bancorp. of Southern Indiana	Perpetual Federal Savings Bank
Minster Financial Corp.	FFW Corporation
Consumers Bancorp, Inc.	Northeast Indiana Bancorp, Inc.

The analysis compared financial information for United Community as of or for the twelve months ended December 31, 2017 with the corresponding publicly available data for the United Community Peer Group as of or for the twelve months ended December 31, 2017 (unless otherwise noted), with pricing data as of March 9, 2018. The table below sets forth the data for United Community and the median, mean, high and low data for the United Community Peer Group.

United Community Comparable Company Analysis

	United Community (1)	United Community Peer Group Median	United Community Peer Group Mean	United Community Peer Group High	United Community Peer Group Low
Total Assets ($MM)	$546	$466	$490	$759	$314
Loans / Deposits (%)	64.0%	86.5%	82.3%	114.4%	58.1%
Core Deposits / Deposits (%) (2)	95.3%	92.2%	89.7%	99.5%	58.4%
Non-performing Assets / Total Assets (%) (3)	0.39%	0.77%	0.81%	1.96%	0.03%
Tangible Common Equity / Tangible Assets (%)	12.75%	9.80%	10.47%	17.74%	9.10%
Leverage Ratio (%)(4)	10.98%	9.72%	10.25%	17.83%	8.22%
Total Risk-Based Capital Ratio (%) (4)	21.38%	14.44%	15.98%	30.02%	12.96%
CRE / Total Risk-Based Capital Ratio (%) (5)	102.5%	119.1%	132.7%	293.9%	26.9%
LTM Return on Average Assets (%) (6)	0.61%	0.99%	0.96%	1.32%	0.64%
LTM Return on Average Equity (%) (6)	4.63%	8.95%	9.19%	12.54%	6.78%
LTM Net Interest Margin (%) (7)	2.92%	3.46%	3.47%	4.07%	2.94%
LTM Efficiency Ratio (%) (7)	74.15%	63.86%	63.54%	74.74%	31.24%
Price / Tangible Book Value (%)	124%	130%	132%	167%	100%
Price / LTM Earnings Per Share (x) (8)	25.3x	15.4x	14.8x	18.9x	11.2x
Current Dividend Yield (%)	2.0%	2.4%	2.6%	4.2%	1.3%
LTM Dividend Ratio (%)	43.8%	35.9%	37.9%	71.8%	15.0%
Market Value ($MM)	$82	$58	$68	$125	$43

Note: Financial data as of or for the period ending September 30, 2017 for Killbuck Bancshares, Inc., Bancorp. of Southern Indiana, FCN Banc Corp., and Andover Bancorp, Inc.

1)	Bank level financial data used for: Core Deposits / Deposits; Leverage Ratio; Total Risk-Based Capital Ratio; CRE / Total Risk-Based Capital Ratio
2)	Core deposits defined as total deposits less time deposits greater than $250,000; Bank level financial data used for: First Capital, Inc.; CSB Bancorp, Inc.; Consumers Bancorp, Inc.; United Bancorp, Inc.; Wayne Savings Bancshares, Inc.
3)	Non-performing assets defined as nonaccrual loans and leases, renegotiated loans and leases and foreclosed or repossessed assets; Bank level financial data used for: Farmers Bancorp; Crystal Valley Financial Corporation; Minster Financial Corp.; United Bancorp, Inc.
4)	Bank level financial data used for: Farmers Bancorp; Crystal Valley Financial Corporation; Minster Financial Corp.
5)	Bank level financial data used for: First Capital, Inc.; CSB Bancorp, Inc.; Farmers Bancorp; Crystal Valley Financial Corporation; Killbuck Bancshares, Inc.; Bancorp. of Southern Indiana; Minster Financial Corp.; Consumers Bancorp, Inc.; CITBA Financial Corporation; United Bancorp, Inc.; FCN Banc Corp.; Wayne Savings Bancshares, Inc.; Andover Bancorp, Inc.; FFW Corporation; Northeast Indiana Bancorp, Inc.
6)	Bank level financial data used for: Farmers Bancorp; FFW Corporation

7)	Bank level financial data used for: Farmers Bancorp; Minster Financial Corp.; FFW Corporation
8)	Excludes multiples of financial institutions which were either negative or greater than 40x

United Community Net Present Value Analyses. Sandler O’Neill performed an analysis that estimated the net present value of a United Community common share assuming United Community performed in accordance with financial projections for United Community for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista. To approximate the terminal value of a share of United Community common share at December 31, 2021, Sandler O’Neill applied price to 2021 earnings per share multiples ranging from 12.0x to 20.0x and price to December 31, 2021 tangible book value per share multiples ranging from 110% to 170%. The terminal values were then discounted to present values using different discount rates ranging from 12.0% to 15.0% which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of United Community common shares. As illustrated in the following tables, the analysis indicated an imputed range of values per share of United Community common shares of $10.80 to $18.98 when applying multiples of earnings per share and $14.03 to $23.24 when applying multiples of tangible book value per share. Sandler O’Neill also performed a similar analysis that estimated the net present value per United Community common share using the same criteria described above and including the impact of the estimated pre-tax cost savings as a result of the Merger, as provided by the senior management of Civista. As illustrated in the following tables, the analysis including estimated pre-tax cost savings indicated an imputed range of values of a United Community common share of $18.57 to $33.38 when applying multiples of earnings per share and $15.10 to $25.08 when applying multiples of tangible book value per share.

Earnings Per Share Multiples

Discount Rate	12.0x	13.6x	15.2x	16.8x	18.4x	20.0x
12.0%	$11.93	$13.34	$14.75	$16.16	$17.57	$18.98
12.5%	$11.73	$13.12	$14.50	$15.89	$17.27	$18.66
13.0%	$11.53	$12.90	$14.26	$15.62	$16.98	$18.34
13.5%	$11.34	$12.68	$14.02	$15.36	$16.69	$18.03
14.0%	$11.16	$12.47	$13.79	$15.10	$16.41	$17.73
14.5%	$10.97	$12.27	$13.56	$14.85	$16.14	$17.43
15.0%	$10.80	$12.06	$13.33	$14.60	$15.87	$17.14

Earnings Per Share Multiples with Estimated Pre-Tax Cost Savings

Discount Rate	12.0x	13.6x	15.2x	16.8x	18.4x	20.0x
12.0%	$20.57	$23.13	$25.69	$28.25	$30.81	$33.38
12.5%	$20.21	$22.73	$25.25	$27.77	$30.28	$32.80
13.0%	$19.87	$22.34	$24.82	$27.29	$29.76	$32.23
13.5%	$19.53	$21.96	$24.39	$26.82	$29.25	$31.68
14.0%	$19.20	$21.59	$23.98	$26.37	$28.75	$31.14
14.5%	$18.88	$21.23	$23.57	$25.92	$28.26	$30.61
15.0%	$18.57	$20.87	$23.18	$25.48	$27.79	$30.09

Tangible Book Value Per Share Multiples

Discount Rate	110%	122%	134%	146%	158%	170%
12.0%	$15.52	$17.06	$18.61	$20.15	$21.70	$23.24
12.5%	$15.26	$16.77	$18.29	$19.81	$21.32	$22.84
13.0%	$15.00	$16.49	$17.98	$19.47	$20.96	$22.45
13.5%	$14.75	$16.21	$17.68	$19.14	$20.60	$22.07
14.0%	$14.50	$15.94	$17.38	$18.82	$20.26	$21.69
14.5%	$14.26	$15.68	$17.09	$18.50	$19.92	$21.33
15.0%	$14.03	$15.42	$16.80	$18.19	$19.58	$20.97

Tangible Book Value Per Share Multiples with Estimated Pre-Tax Cost Savings

Discount Rate	110%	122%	134%	146%	158%	170%
12.0%	$16.71	$18.38	$20.06	$21.73	$23.40	$25.08
12.5%	$16.42	$18.07	$19.71	$21.36	$23.00	$24.64
13.0%	$16.15	$17.76	$19.38	$20.99	$22.61	$24.22
13.5%	$15.88	$17.46	$19.05	$20.64	$22.22	$23.81
14.0%	$15.61	$17.17	$18.73	$20.29	$21.85	$23.41
14.5%	$15.35	$16.88	$18.41	$19.95	$21.48	$23.01
15.0%	$15.10	$16.60	$18.11	$19.61	$21.12	$22.62

Sandler O’Neill also considered and discussed with the Civista board of directors how these analyses would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed similar analyses both excluding and including estimated pre-tax cost savings and, in each case, assuming United Community’s net income varied from 25% above projections to 25% below projections. These analyses resulted in the following range of per share values for United Community common shares, applying the price to 2021 earnings per share multiples range of 12.0x to 20.0x referred to above and a discount rate of 13.50%.

Earnings Per Share Multiples

Annual Estimated Variance	12.0x	13.6x	15.2x	16.8x	18.4x	20.0x
(25.0%)	$8.84	$9.84	$10.84	$11.85	$12.85	$13.85
(20.0%)	$9.34	$10.41	$11.48	$12.55	$13.62	$14.69
(15.0%)	$9.84	$10.98	$12.11	$13.25	$14.39	$15.52
(10.0%)	$10.34	$11.54	$12.75	$13.95	$15.16	$16.36
(5.0%)	$10.84	$12.11	$13.38	$14.65	$15.92	$17.19
0.0%	$11.34	$12.68	$14.02	$15.36	$16.69	$18.03
5.0%	$11.85	$13.25	$14.65	$16.06	$17.46	$18.87
10.0%	$12.35	$13.82	$15.29	$16.76	$18.23	$19.70
15.0%	$12.85	$14.39	$15.92	$17.46	$19.00	$20.54
20.0%	$13.35	$14.95	$16.56	$18.16	$19.77	$21.37
25.0%	$13.85	$15.52	$17.19	$18.87	$20.54	$22.21

Earnings Per Share Multiples with Estimated Pre-Tax Cost Savings

Annual Estimated Variance	12.0x	13.6x	15.2x	16.8x	18.4x	20.0x
(25.0%)	$17.03	$19.12	$21.22	$23.31	$25.41	$27.50
(20.0%)	$17.53	$19.69	$21.85	$24.01	$26.17	$28.34
(15.0%)	$18.03	$20.26	$22.49	$24.72	$26.94	$29.17
(10.0%)	$18.53	$20.83	$23.12	$25.42	$27.71	$30.01
(5.0%)	$19.03	$21.39	$23.76	$26.12	$28.48	$30.84
0.0%	$19.53	$21.96	$24.39	$26.82	$29.25	$31.68
5.0%	$20.03	$22.53	$25.03	$27.52	$30.02	$32.52
10.0%	$20.54	$23.10	$25.66	$28.23	$30.79	$33.35
15.0%	$21.04	$23.67	$26.30	$28.93	$31.56	$34.19
20.0%	$21.54	$24.24	$26.93	$29.63	$32.33	$35.02
25.0%	$22.04	$24.80	$27.57	$30.33	$33.10	$35.86

Analysis of Selected Merger Transactions. Sandler O’Neill reviewed a regional group of recent bank merger and acquisition transactions consisting of transactions announced between January 1, 2015 and March 9, 2018 with announced deal values and involving targets headquartered in Ohio and Indiana with assets at announcement between $300 million and $800 million and Tangible Common Equity / Tangible Assets greater than 10.0% (the “Regional Precedent Transactions”). Sandler O’Neill also reviewed a national group of recent bank merger and acquisition transactions consisting of transactions announced between January 1, 2015 and March 9, 2018 with announced deal values and involving targets with assets at announcement between $400 million and $700 million, Tangible Common Equity / Tangible Assets between 12.0% and 14.0% and LTM Return on Average Assets equal to or greater than 0.50% (the “Nationwide Precedent Transactions”).

The Regional Precedent Transactions group was composed of the following eight transactions:

Buyer	Target
MutualFirst Financial, Inc.	Universal Bancorp
First Merchants Corporation	Arlington Bank
First Commonwealth Financial Corporation	DCB Financial Corp.
First Defiance Financial Corp.	Commercial Bancshares, Inc.
Horizon Bancorp	La Porte Bancorp, Inc.
MainSource Financial Group, Inc.	Cheviot Financial Corp.
German American Bancorp, Inc.	River Valley Bancorp
Horizon Bancorp	Peoples Bancorp, Inc.

Using the latest publicly available information prior to the announcement of the relevant transaction, Sandler O’Neill reviewed the following transaction metrics: transaction price to last twelve months earnings, transaction price to tangible book value, core deposit premium and one-day market premium. Sandler O’Neill compared the indicated transaction multiples for the Merger to the high, low, mean and median multiples of the Regional Precedent Transactions group.

	Civista / United Community	Regional Precedent Transactions Median	Regional Precedent Transactions Mean	Regional Precedent Transactions High	Regional Precedent Transactions Low
Transaction Price / LTM Earnings	28.6x (1)	18.6x	24.4x	60.1x	14.3x
Transaction Price / Tangible Book Value	167%	158%	156%	226%	116%
Core Deposit Premium (2)	12.2%	9.1%	9.3%	20.2%	4.2%
One-Day Market Premium	34.5%	36.6%	39.0%	88.5%	8.6%

1)	Adjusted for $683,000 re-valuation of United Community’s deferred tax asset as of December 31, 2017 based on a change in the federal corporate income tax rate
2)	Core deposits defined as total deposits less time deposits greater than $100,000

The Nationwide Precedent Transactions group was composed of the following eight transactions:

Buyer	Target
National Commerce Corporation	FirstAtlantic Financial Holdings, Inc.
Home BancShares, Inc.	Giant Holdings, Inc.
Byline Bancorp, Inc.	Ridgestone Financial Services, Inc.
Westfield Financial, Inc.	Chicopee Bancorp Inc.
RBB Bancorp	TFC Holding Company
Seacoast Banking Corporation of Florida	Floridian Financial Group, Inc.
Horizon Bancorp	Peoples Bancorp, Inc.
Cathay General Bancorp	Asia Bancshares, Inc.

Using the latest publicly available information prior to the announcement of the relevant transaction, Sandler O’Neill reviewed the following transaction metrics: transaction price to last twelve months earnings, transaction price to tangible book value, core deposit premium and one-day market premium. Sandler O’Neill compared the indicated transaction multiples for the merger to the high, low, mean and median multiples of the Nationwide Precedent Transactions group.

	Civista / United Community	Nationwide Precedent Transactions Median	Nationwide Precedent Transactions Mean	Nationwide Precedent Transactions High	Nationwide Precedent Transactions Low
Transaction Price / LTM Earnings	28.6x (1)	26.0x	25.1x	36.4x	8.3x
Transaction Price / Tangible Book Value	167%	154%	151%	181%	119%
Core Deposit Premium (2)	12.2%	12.3%	11.8%	21.0%	4.2%
One-Day Market Premium	34.5%	23.7%	29.9%	56.3%	15.8%

1)	Adjusted for $683,000 re-valuation of United Community’s deferred tax asset as of December 31, 2017 based on a change in the federal corporate income tax rate
2)	Core deposits defined as total deposits less time deposits greater than $100,000

Civista Stock Trading History. Sandler O’Neill reviewed the historical stock price performance of Civista common shares for the three-year period ended March 9, 2018. Sandler O’Neill then compared the relationship between the stock price performance of Civista’s shares to movements in the Civista Peer Group (as described below) as well as certain stock indices.

Civista Three-Year Stock Price Performance

	March 9, 2015	March 9, 2018
Civista	100%	223.7%
Civista Peer Group	100%	182.2%
Nasdaq Bank Index	100%	162.0%
S&P 500 Index	100%	134.0%

Civista Comparable Company Analyses. Sandler O’Neill used publicly available information to compare selected financial information for Civista with a group of financial institutions selected by Sandler O’Neill (the “Civista Peer Group”). The Civista Peer Group consisted of publicly traded banks and thrifts headquartered in Ohio, Indiana and Kentucky with total assets between $1 billion and $3 billion, excluding announced merger targets. The Civista Peer Group consisted of the following companies.

First Defiance Financial Corp.	MutualFirst Financial, Inc.
First Internet Bancorp	LCNB Corp.
United Community Financial Corp.	Farmers & Merchants Bancorp, Inc.
Farmers National Banc Corp.	Middlefield Banc Corp.
STAR Financial Group, Inc.	Kentucky Bancshares, Inc.
Farmers Capital Bank Corporation	Ohio Valley Banc Corp.
First Farmers Financial Corporation

The analysis compared publicly available financial information for Civista as of or for the twelve months ended December 31, 2017 with the corresponding publicly available data for the Civista Peer Group as of or for the twelve months ended December 31, 2017 (unless otherwise noted), with pricing data as of March 9, 2018. The table below sets forth the data for Civista and the median, mean, high and low data for the Civista Peer Group.

Civista Comparable Company Analysis

	Civista		Civista Peer Group Median	Civista Peer Group Mean	Civista Peer Group High	Civista Peer Group Low
Total Assets ($MM)	$1,526		$1,647	$1,769	$2,993	$1,026
Loans / Deposits (%)	96.7%		92.8%	91.7%	105.1%	75.0%
Core Deposits / Deposits (%) (1)	89.7%		90.3%	90.1%	98.4%	75.5%
Non-performing Assets / Total Assets (%) (2)	0.59%		1.15%	1.11%	2.46%	0.26%
Tangible Common Equity / Tangible Assets (%)	9.31 10.47	%/ %(3)	9.35%	9.63%	11.75%	7.94%

Leverage Ratio (%)	12.69%		10.20%	10.39%	13.83%	8.45%
Total Risk-Based Capital Ratio (%)	16.53%		13.53%	14.42%	20.66%	12.41%
CRE / Total Risk-Based Capital Ratio (%) (4)	260.6%		165.9%	192.4%	332.6%	62.9%
LTM Return on Average Assets (%)	1.04%		0.88%	0.93%	1.27%	0.66%
LTM Return on Average Equity (%)	9.19%		8.54%	8.95%	14.27%	6.07%
LTM Net Interest Margin (%)	3.88%		3.65%	3.63%	4.41%	2.57%
LTM Efficiency Ratio (%)	67.77%		61.14%	62.83%	71.59%	53.38%
Price / Tangible Book Value (%)	176 193	%/ %(3)	179%	179%	276%	109%
Price / LTM Earnings Per Share (x) (5)	18.7x		17.9x	19.1x	27.9x	12.5x
Price / 2018 Est. Earnings Per Share (x) (5)(6)	15.1x		13.3x	14.5x	24.1x	11.9x
Price / 2019 Est. Earnings Per Share (x) (5)(6)	14.1x		12.3x	13.2x	22.4x	10.1x
Current Dividend Yield (%)	1.2%		2.0%	1.8%	3.3%	0.0%
LTM Dividend Ratio (%)	19.5%		32.0%	32.1%	52.5%	11.3%
Market Value ($MM)	$243		$263	$294	$575	$139

Note: financial data as of or for the period ending September 30, 2017 for First Farmers Financial Corporation

1)	Core deposits defined as total deposits less time deposits greater than $250,000
2)	Non-performing assets defined as nonaccrual loans and leases, renegotiated loans and leases and foreclosed or repossessed assets

3)	Adjusted for the assumed conversion of Civista’s outstanding preferred shares
4)	Bank level financial data used for Ohio Valley Banc Corp.
5)	Excludes multiples of financial institutions which were either negative or greater than 40x
6)	Price / forward earnings multiples based on analyst consensus median estimates from S&P CapIQ

Civista Net Present Value Analyses. Sandler O’Neill performed an analysis that estimated the net present value per Civista common share assuming Civista performed in accordance with publicly available consensus median analyst earnings per share estimates for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista. To approximate the terminal value of a Civista common share at December 31, 2021, Sandler O’Neill applied price to 2021 earnings per share multiples ranging from 14.0x to 19.0x and price to December 31, 2021 tangible book value per share multiples ranging from 160% to 210%. The terminal values were then discounted to present values using different discount rates ranging from 12.0% to 15.0% which were chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Civista common shares. As illustrated in the following tables, the analysis indicated an imputed range of values per Civista common share of $16.27 to $24.16 when applying multiples of earnings per share and $17.49 to $25.18 when applying multiples of tangible book value per share.

Earnings Per Share Multiples

Discount Rate	14.0x	15.0x	16.0x	17.0x	18.0x	19.0x
12.0%	$18.04	$19.26	$20.49	$21.71	$22.94	$24.16
12.5%	$17.73	$18.93	$20.13	$21.34	$22.54	$23.74
13.0%	$17.42	$18.60	$19.79	$20.97	$22.15	$23.33
13.5%	$17.12	$18.28	$19.45	$20.61	$21.77	$22.93
14.0%	$16.83	$17.97	$19.11	$20.25	$21.40	$22.54
14.5%	$16.55	$17.67	$18.79	$19.91	$21.03	$22.15
15.0%	$16.27	$17.37	$18.47	$19.57	$20.67	$21.78

Tangible Book Value Per Share Multiples

Discount Rate	160%	170%	180%	190%	200%	210%
12.0%	$19.40	$20.56	$21.71	$22.87	$24.03	$25.18
12.5%	$19.06	$20.20	$21.34	$22.47	$23.61	$24.74
13.0%	$18.73	$19.85	$20.97	$22.08	$23.20	$24.32
13.5%	$18.41	$19.51	$20.61	$21.70	$22.80	$23.90
14.0%	$18.10	$19.18	$20.25	$21.33	$22.41	$23.49
14.5%	$17.79	$18.85	$19.91	$20.97	$22.03	$23.08
15.0%	$17.49	$18.53	$19.57	$20.61	$21.65	$22.69

Sandler O’Neill also considered and discussed with the Civista board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming Civista’s net income varied from 25% above estimates to 25% below estimates. This analysis resulted in the following range of per share values for Civista common shares, applying the price to 2021 earnings per share multiples range of 14.0x to 19.0x referred to above and a discount rate of 13.50%.

Earnings Per Share Multiples

Annual Estimated Variance	14.0x	15.0x	16.0x	17.0x	18.0x	19.0x
(25.0%)	$13.06	$13.93	$14.80	$15.67	$16.54	$17.41
(20.0%)	$13.87	$14.80	$15.73	$16.66	$17.59	$18.52
(15.0%)	$14.68	$15.67	$16.66	$17.65	$18.63	$19.62
(10.0%)	$15.50	$16.54	$17.59	$18.63	$19.68	$20.72
(5.0%)	$16.31	$17.41	$18.52	$19.62	$20.72	$21.83
0.0%	$17.12	$18.28	$19.45	$20.61	$21.77	$22.93
5.0%	$17.94	$19.16	$20.38	$21.59	$22.81	$24.03
10.0%	$18.75	$20.03	$21.30	$22.58	$23.86	$25.14
15.0%	$19.56	$20.90	$22.23	$23.57	$24.90	$26.24
20.0%	$20.38	$21.77	$23.16	$24.56	$25.95	$27.34
25.0%	$21.19	$22.64	$24.09	$25.54	$27.00	$28.45

Sandler O’Neill noted that the net present value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

Pro Forma Merger Analysis. Sandler O’Neill analyzed certain potential pro forma effects of the Merger, assuming the Merger closes at the beginning of the third calendar quarter of 2018. In performing this analysis, Sandler O’Neill utilized the following information and assumptions: (i) publicly available consensus median analyst earnings per share estimates for Civista for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista; (ii) certain financial projections for United Community for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Civista; and (iii) certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as well as the assumed conversion of Civista’s outstanding preferred shares into common shares in December 2019, as provided by the senior management of Civista. The analysis indicated that the Merger could be accretive to Civista’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2018 through December 31, 2021, and dilutive to Civista’s estimated tangible book value per share at closing.

In connection with this analysis, Sandler O’Neill considered and discussed with the Civista board of directors how the analysis would be affected by changes in the underlying assumptions, including the impact of final purchase accounting adjustments determined at the closing of the transaction, and noted that the actual results achieved by the combined company may vary from projected results and the variations may be material.

Sandler O’Neill’s Relationship. Sandler O’Neill has acted as financial advisor to Civista in connection with the Merger and will receive a fee for its services, a significant portion of which is contingent upon consummation of the Merger. Civista has agreed to pay Sandler O’Neill a transaction fee in an amount equal to $700,000, $100,000 of which became payable in immediately available funds upon the signing of the Merger Agreement. Sandler O’Neill also received a $175,000 fee upon rendering its fairness opinion to the Civista board of directors, which opinion fee will be credited in full towards the portion of the transaction fee which will become payable to Sandler O’Neill on the day of closing of the Merger. Civista has also agreed to indemnify Sandler O’Neill against certain claims and liabilities arising out of its engagement and to reimburse Sandler O’Neill for certain of its out-of-pocket expenses incurred in connection with its engagement.

In the two years preceding the date of Sandler O’Neill’s opinion, Sandler O’Neill provided certain other investment banking services to, and received fees from, Civista. Most recently, Sandler O’Neill acted as bookrunning manager in connection with Civista’s follow-on offering of common shares, which transaction closed in February 2017 and for which Sandler O’Neill received fees of approximately $720,000. In the two years preceding the date of Sandler O’Neill’s opinion, Sandler O’Neill did not provide any investment banking services to United Community. In the ordinary course of Sandler O’Neill’s business as a broker-dealer, Sandler O’Neill may purchase securities from and sell securities to Civista, United Community and their respective affiliates. Sandler O’Neill may also actively trade the debt and equity securities of Civista, United Community and their respective affiliates for Sandler O’Neill’s own account and for the accounts of Sandler O’Neill’s customers.

Certain Unaudited Prospective Financial Information

For a number of reasons, including the inherent difficulty of predicting financial performance for future periods and the inherent uncertainty of underlying assumptions and estimates, neither Civista nor United Community as a matter of course routinely publicly discloses projections or internal forecasts of future performance, earnings, or other results. However, in performing financial analyses in connection with their respective fairness opinions, Sandler O’Neill and KBW both used prospective financial information from publicly available consensus analyst estimates or information provided by, or reviewed with senior management of Civista or United Community, about Civista and United Community on a standalone basis, without giving effect to the Merger. See “THE MERGER—Opinion of United Community’s Financial Advisor in Connection with the Merger”, and “THE MERGER—Opinion of Civista’s. Financial Advisor in Connection with the Merger.” A summary of selected unaudited prospective financial information used by Sandler O’Neill or by KBW is therefore included below in this joint proxy statement/prospectus.

The inclusion of the unaudited prospective financial information for Civista or United Community, including “street estimates”, should not be regarded as an indication that any of Civista, United Community, Sandler O’Neill, KBW, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, and it should not be relied on as such. The portion of this information provided to Sandler O’Neill and KBW by senior management of Civista or United Community was prepared solely for internal use.

Any unaudited prospective financial information provided to Sandler O’Neill and KBW by senior management of Civista or United Community was not prepared with the expectation of public disclosure or with the goal of complying with American Institute of Certified Public Accountants guidelines for prospective financial information. Although presented with numeric specificity, the unaudited prospective financial information reflects numerous estimates and assumptions that might not be realized and is subject to significant uncertainties and contingencies, many of which are beyond Civista’s and United Community’s control. For these reasons and because of the uncertainties inherent in such information, Civista’s shareholders and United Community’s shareholders should not unduly rely on the unaudited prospective financial information as predictions of future operating results.

Any unaudited prospective financial information prepared by Civista included in this joint proxy statement/prospectus is the responsibility of Civista’s management. Any unaudited prospective financial information prepared by United Community included in this joint proxy statement/prospectus is the responsibility of United Community’s management. Neither Civista’s independent registered public accounting firm nor any other independent accounting firm examined, compiled, or performed any procedures on Civista’s unaudited prospective financial information, and therefore express no opinion or any other form of assurance regarding the unaudited prospective financial information provided by Civista’s management. Neither United Community’s independent registered public accounting firm nor any other independent accounting firm examined, compiled, or performed any procedures on United Community’s unaudited prospective financial information, and therefore express no opinion or any other form of assurance regarding the unaudited prospective financial information provided by United Community’s management. Inclusion of the unaudited prospective financial information in this joint proxy statement/prospectus is not an admission or representation by either Civista or United Community that Civista or United Community consider the unaudited prospective financial information to be material information.

All of the unaudited prospective financial information is forward-looking. The estimates and assumptions underlying the unaudited prospective financial information summarized below involve judgments regarding future economic, competitive, regulatory, and financial market conditions and future business decisions. The estimates and assumptions may not be realized and are inherently subject to significant business, economic, competitive, and regulatory uncertainties, all of which are difficult to predict and many of which are beyond Civista’s and United Community’s control. Accordingly, no assurance is given that the projected results will be realized or that actual results will not differ materially from those presented in the unaudited prospective financial information. For other factors that could cause actual results to differ, please see “RISK FACTORS” and “FORWARD-LOOKING STATEMENTS.” Furthermore, the unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Neither Civista nor United Community can give any assurance that, had the unaudited prospective financial information been prepared as of the date of this joint proxy statement/prospectus, similar estimates and assumptions would be used. Civista and United Community each do not intend to, and disclaim any obligation to, make publicly available any update or other revision to the unaudited prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

In view of the inherent difficulty of predicting future events and financial results, Civista management and Sandler O’Neill discussed reasonable possible outcomes with respect to the estimates and assumptions to be used. Sandler O’Neill took into account the Wall Street Equity Research median consensus estimates of Civista’s earnings per share for 2018 and 2019. For purposes of these financial analyses, Civista management also provided to Sandler O’Neill an estimated annual earnings growth rate, in each case, for 2019, 2020 and 2021. Based on discussions with Civista management, Sandler O’Neill also utilized a dividend payout ratio for the periods ended December 31, 2018 through December 31, 2021. The estimated tangible book value per share for Civista at December 31, 2018, 2019, 2020 and 2021 was calculated by extrapolating from Civista’s historical tangible book value per share at December 31, 2017. The following tables present (i) Civista unaudited prospective earnings per share estimates, dividend estimates for the years ended December 31, 2018 through 2021 and unaudited prospective tangible book value per share estimates at December 31, 2018, 2019, 2020 and 2021, and (ii) United Community’s earnings projections provided by Civista’s management and used by Sandler O’Neill all without giving effect to the Merger.

Civista

	Year Ended December 31,
	2018	2019	2020	2021
Earnings Per Share ($)	$1.59	$1.70	$1.81	$1.93
Dividends Per Share ($)	$0.28	$0.30	$0.32	$0.34
Tangible Book Value per Share ($)	$15.20	$15.10	$16.61	$18.20

United Community

	Year Ended December 31,
	2018	2019	2020	2021
Earnings Per Share ($)	$1.07	$1.17	$1.27	$1.39
Dividends Per Share ($)	$0.40	$0.40	$0.40	$0.40
Tangible Book Value per Share ($)	$17.09	$18.02	$19.05	$20.20

The following United Community prospective financial information was prepared by, and provided to KBW and discussed with KBW by, United Community management and was utilized by KBW in performing financial analyses in connection with KBW’s opinion:

		2018	2019
Earnings Per Share		$1.01	$1.19
Long-Term Earnings Growth Rate	8.5%
Total Assets (in millions)		$574	$602
Long-Term Asset Growth Rate	5.0%

In addition, for purposes of the financial analyses performed in connection with KBW’s opinion, Civista management discussed with KBW, and KBW utilized, publicly available consensus “street estimates” of EPS of $1.59 for 2018 and $1.70 for 2019. For purposes of these financial analyses, Civista management also provided to and discussed with KBW an estimated annual earnings growth rate for Civista of 6.5% per year for periods beyond 2019 and an estimated annual asset growth rate for Civista of 5.0% per year.

In light of the foregoing, and considering that the Civista and United Community special meetings will be held several months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, Civista shareholders and United Community shareholders are cautioned not to place unwarranted reliance on such information, and Civista shareholders and United Community shareholders are urged to review Civista’s most recent SEC filings for a description of Civista’s reported financial results and the financial statements of Civista incorporated by reference in this joint proxy statement/prospectus and United Community’s most recent SEC filings for a description of United Community’s reported financial results and the financial statements of United Community incorporated by reference in this joint proxy statement/prospectus. See “WHERE YOU CAN FIND MORE INFORMATION” on page 1.

Regulatory Approvals Required

The Merger cannot be completed unless Civista and United Community obtain all required regulatory approvals. The Merger consists of the merger of United Community, a savings and loan holding company, with and into Civista, a bank holding company. Civista has filed a declaration of financial holding company status with the Federal Reserve. A financial holding company is a classification of bank holding company that is permitted to engage in a broader range of activities than other bank holding companies. Ordinarily, Civista would need to apply with the Federal Reserve for approval of the Merger, but Civista intends to request that the Federal Reserve Board grant a waiver of the requirement that the Merger not be completed without the Board’s prior approval. That waiver would be a “non-conforming waiver” based on the standards in 12 C.F.R. 225.12(d)(2)

The Bank Merger, which consists of the merger of United Community Bank, a federally-chartered savings bank, with and into Civista Bank, an Ohio-chartered commercial bank, cannot be completed unless approved by the Federal Reserve and the ODFI. In considering the regulatory applications, regulators may consider, among other factors, the effect of the Bank Merger on the financial strength of the parties, competition in relevant markets, the convenience and need of the communities currently served by United Community Bank, and impact under the Community Reinvestment Act. These regulatory approvals from the Federal Reserve and the ODFI are Merger closing conditions. The necessary application has been submitted to the ODFI, and Civista intends to submit the necessary application to the Federal Reserve at the appropriate time. No regulatory approvals or waivers have yet been obtained. Although United Community and Civista believe the necessary approvals and waiver will be obtained, neither United Community nor Civista can assure you when or whether the approvals and waiver will be obtained, or if obtained what approval or waiver conditions might be imposed.

Approval of a regulatory application merely implies satisfaction of regulatory criteria for approval, which does not include review of the adequacy or fairness of the Merger consideration to United Community shareholders or Civista shareholders. Regulatory approvals and waivers do not constitute or imply any endorsement or recommendation of the Merger or the terms of the Merger Agreement.

Material U.S. Federal Income Tax Consequences

The following general discussion sets forth the anticipated material U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) of United Community common shares. The summary is based upon the Internal Revenue Code, applicable Treasury Regulations, judicial decisions and administrative rulings and practice, all as in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. This summary does not address any tax consequences of the Merger under state, local or foreign laws, or any federal laws other than those pertaining to income tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner that is: an individual citizen or resident of the United States; a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions; a trust that (1) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or an estate that is subject to U.S. federal income taxation on its income regardless of its source.

This discussion addresses only those U.S. holders of United Community shares of common stock that hold their United Community shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code and does not address all the U.S. federal income tax consequences that may be relevant to particular holders of United Community shares in light of their individual circumstances or to holders of United Community shares that are subject to special rules, such as non-U.S. holders (as defined below) (except to the extent discussed under the subheading “Tax Implications to Non-U.S. Shareholders” below); financial institutions; investors in pass-through entities; persons who are subject to alternative minimum tax; insurance companies; mutual funds; tax-exempt organizations; dealers in securities or currencies; traders in securities that elect to use a mark-to-market method of accounting; persons that hold United Community shares as part of a straddle, hedge, constructive sale or conversion or other integrated transaction; regulated investment companies; real estate investment trusts; persons whose “functional currency” is not the U.S. dollar; and holders who acquired their United Community shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership (or other entity that is taxed as a partnership for federal income tax purposes) holds United Community shares, the tax treatment of a partner in that partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in partnerships should consult their own tax advisors about the tax consequences of the Merger to them.

Tucker Ellis and Kilpatrick Townsend & Stockton have each delivered a legal opinion, dated May 9, 2018, and filed as an exhibit to the registration statement of which this joint statement/prospectus is a part, to the effect that, subject to the exceptions, qualifications and limitations set forth therein, (i) the Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and (ii) United Community and Civista will each be a party to such reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Additionally, it is a condition to United Community’s and Civista’s obligation to complete the Merger that each receive an opinion from Tucker Ellis, dated the closing date of the Merger, to that effect. This opinion is and will be based upon representation letters provided by Civista and United Community and upon customary factual assumptions. Neither Civista nor United Community has sought, and neither of them will seek, any ruling from the Internal Revenue Service regarding any matters relating to the Merger Agreement, and the opinion described above will not be binding on the Internal Revenue Service or any court. Consequently, there can be no assurance that the Internal Revenue Service will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations or assumptions upon which the opinion is based are inconsistent with the actual facts, the U.S. federal income tax consequences of the Merger could be adversely affected. The actual tax consequences to you of the Merger may be complex and will depend upon your specific situation and upon factors that are not within the control of Civista or United Community. You should consult with your own tax advisor as to the tax consequences of the Merger in light of your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws.

The following discussion summarizes the material U.S. federal income tax consequences of the Merger to U.S. holders.

Exchange of United Community Shares for a combination of Civista Common Shares and Cash. Except as discussed below, a U.S. holder who exchanges his, her or its United Community shares for a combination of Civista common shares and cash pursuant to the Merger will recognize gain (but not loss) equal to the lesser of (i) the excess, if any, of the amount of cash plus the fair market value of any Civista common shares received in the Merger, over such U.S. holder’s adjusted tax basis in the United Community shares of common stock surrendered by such U.S. holder in the Merger and (ii) the amount of cash received by such U.S. holder in the Merger (other than cash received in lieu of fractional Civista common shares).

For purposes of this calculation, the fair market value of Civista common shares is based on the trading price of Civista common shares on the date of the Merger, rather than the methodology used in calculating the number of Civista common shares to be issued to the shareholder. In the case of any U.S. holder who acquired different blocks of United Community shares of common stock at different times and at different prices, any realized gain or loss will be determined separately for each identifiable block of shares exchanged in the Merger. A loss realized on the exchange of one block of shares cannot be used to offset a gain realized on the exchange of another block of shares, but a U.S. holder will generally be able to reduce its capital gains by capital losses in determining its income tax liability. Prior to voting on the Merger, any U.S. holder potentially in that circumstance should consult its tax advisor with regard to identifying the basis or holding periods of the particular Civista common shares received in the Merger.

Generally, a U.S. holder’s aggregate tax basis in the Civista common shares received by that U.S. holder in the Merger in exchange for its United Community shares of common stock, including any fractional shares deemed received by the U.S. holder under the treatment discussed below in “Cash in Lieu of Fractional CIVISTA Shares,” will equal such U.S. holder’s aggregate tax basis in the United Community shares of common stock surrendered in the Merger, increased by the amount of taxable gain (or dividend income as described in the following paragraph), if any, recognized by such U.S. holder in the Merger (other than with respect to cash received in lieu of fractional Civista common shares) and decreased by the amount of cash, if any, received by such U.S. holder in the Merger (other than cash received in lieu of fractional Civista common shares). The holding period for the Civista common shares received in the Merger, including any fractional shares deemed received by the U.S. holder under the treatment discussed below in “Cash in Lieu of Fractional Civista Common Shares,” generally will include the holding period for the United Community shares exchanged therefor.

Any capital gain generally will be long-term capital gain if the U.S. holder held the United Community shares of common stock for more than one year at the effective time of the Merger. The deductibility of capital losses is subject to limitations. All or part of the gain that a particular U.S. holder of United Community shares recognizes could be treated as dividend income rather than capital gain if (i) such U.S. holder is a significant shareholder of Civista or (ii) such U.S. holder’s percentage ownership, taking into account constructive ownership rules, in Civista after the Merger is not meaningfully reduced from what its percentage ownership would have been if he, she or it had received solely Civista common shares rather than a combination of cash and Civista common shares in the Merger. This could happen, for example, because of ownership of additional Civista common shares by such holder, ownership of Civista common shares by a person related to such holder or a share repurchase by Civista from other holders of Civista common shares. These rules are complex and dependent upon the specific factual circumstances particular to each U.S. holder. Consequently, each U.S. holder that may be subject to those rules should consult its tax advisor as to the application of these rules to the particular facts relevant to such U.S. holder.

Cash in Lieu of Fractional Civista Common Shares. A U.S. holder that receives cash instead of fractional Civista common shares will be treated as having received the fractional Civista common share pursuant to the

Merger and then as having exchanged the fractional Civista common share for cash in a redemption by Civista. In general, this deemed redemption will be treated as a sale or exchange, and a U.S. holder will recognize gain or loss equal to the difference between (i) the amount of cash received by such U.S. holder and (ii) the portion of the basis of the United Community shares of common stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for the United Community shares exchanged by such U.S. Holder is greater than one year as of the effective time of the Merger.

Medicare Tax on Net Investment Income. A U.S. holder that is an individual is subject to a 3.8% tax on the lesser of (i) his or her “net investment income” for the relevant taxable year or (ii) the excess of his or her modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000 depending on the individual’s U.S. federal income tax filing status). A similar regime applies to estates and trusts. Net investment income generally would include any capital gain recognized in connection with the Merger.

Backup Withholding and Information Reporting. Payments of cash to a U.S. holder of United Community shares pursuant to the Merger may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) unless the holder provides proof of an applicable exemption satisfactory to Civista and the exchange agent or, in the case of backup withholding, furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. The documents provided to United Community shareholders to surrender their share certificates for exchange in the Merger will provide an opportunity for the United Community shareholder to provide the required information. Any amounts withheld from payments to a U.S. holder under the backup withholding rules are not additional tax and generally will be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

A U.S. holder of United Community shares of common stock, as a result of having received Civista common shares in the Merger, will be required to retain records pertaining to the Merger. In addition, each U.S. holder of United Community shares that is a “significant holder” will be required to file a statement with that holder’s U.S. federal income tax return in accordance with Treasury Regulations Section 1.368-3(b) setting forth that holder’s basis in the United Community shares surrendered and the fair market value of the Civista common shares and cash received in the Merger. A “significant holder” is a holder of United Community shares of common stock that, immediately before the Merger, owned at least 1% of the vote or value of the outstanding United Community shares.

Tax Implications to Non-U.S. Shareholders. For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of United Community shares (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder. The rules governing the U.S. federal income taxation of non-U.S. holders are complex, and no attempt will be made herein to provide more than a limited summary of those rules. Any gain a non-U.S. holder recognizes from the exchange of United Community shares of common stock for Civista common shares and cash in the Merger generally will not be subject to U.S. federal income taxation unless (a) the gain is effectively connected with a trade or business conducted by the non-U.S. holder in the United States, or (b) in the case of a non- U.S. holder who is an individual, such shareholder is present in the United States for 183 days or more in the taxable year of the sale and other conditions are met. Non-U.S. holders described in (a) above will be subject to tax on gain recognized at applicable U.S. federal income tax rates and, in addition, non-U.S. holders that are corporations (or treated as corporations for U.S. federal income tax purposes) may be subject to a branch profits tax equal to 30% (or a lesser rate under an applicable income tax treaty) on their effectively connected earnings and profits for the taxable year, which would include such gain. Non-U.S. holders described in (b) above will be subject to a flat 30% tax on any gain recognized, which may be offset by U.S. source capital losses.

This discussion does not address tax consequences that may vary with, or are contingent upon, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Merger. Tax matters are very complicated, and the tax consequences of the Merger to you will depend upon the facts of your particular situation. Accordingly, we strongly urge you to consult with a tax advisor to determine the particular federal, state, local or foreign tax consequences of the Merger in light of your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws.

Accounting Treatment

The Merger will be accounted for under the acquisition method of accounting in accordance with generally accepted accounting principles in the United States. Under the acquisition method of accounting, the assets and liabilities of United Community will be recorded and assumed at estimated fair values when the Merger is consummated. The excess of the estimated fair value of Civista’s common shares issued and the cash proceeds paid over the net fair values of the assets acquired, including identifiable intangible assets, and liabilities assumed will be recorded as goodwill and will not be deductible for income tax purposes. Goodwill is subject to an annual test for impairment and the amount impaired, if any, is charged as an expense at the time of impairment.

Resale of Civista Common Shares

The Civista common shares to be issued to United Community’s shareholders in the Merger have been registered with the SEC under the Securities Act of 1933, as amended. No restrictions on the sale or other transfer of Civista common shares issued in the Merger will be imposed solely as a result of the Merger, except for restrictions on the transfer of Civista common shares issued to any United Community shareholder who becomes an affiliate of Civista for purposes of SEC Rule 144. The term “affiliate” is defined in Rule 144 and generally includes a company’s executive officers, directors, and shareholders beneficially owning 10% or more of the company’s outstanding shares.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is included as ANNEX A and is an integral part of this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement and this summary of terms are included to provide you with information regarding the terms of the Merger Agreement. This section is not intended to provide you with any factual information about United Community or Civista. Factual disclosures about United Community and Civista contained in this joint proxy statement/prospectus or in the public reports of Civista filed with the SEC, as described in the section entitled “WHERE YOU CAN FIND MORE INFORMATION” beginning on page 1 of this joint proxy statement/prospectus, may supplement, update or modify the factual disclosures about United Community and Civista contained in the Merger Agreement. The Merger Agreement contains representations and warranties by United Community, on the one hand, and by Civista, on the other hand, each made solely for the benefit of the other. The representations, warranties and covenants made in the Merger Agreement by United Community and Civista are qualified and subject to important limitations agreed to by United Community and Civista in connection with negotiating the terms of the Merger Agreement. In particular, it is important to bear in mind that the representations and warranties were negotiated by Civista and United Community with the principal purposes of (i) establishing circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and (ii) allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality which differs from that generally applicable in other contexts, including reports and documents filed with the SEC. In addition, some of the representations and warranties are qualified by the matters contained in the confidential disclosure schedules that United Community and Civista delivered to each other in connection with the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this joint proxy statement/prospectus, may have changed since the date of the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about United Community or Civista at the time they were made, on the date of this joint proxy statement/prospectus, or otherwise.

Effect of the Merger; Effective Time; Organizational Documents of the Surviving Corporation

Effect of the Merger

The Merger Agreement provides for the merger of United Community with and into Civista, with Civista surviving the Merger as the surviving corporation. Pursuant to a separate merger agreement by and between United Community Bank and Civista Bank, United Community Bank will merge with and into Civista Bank, with Civista Bank surviving the Bank Merger as the surviving institution. After the Merger and the Bank Merger, the surviving bank will be the sole banking subsidiary of Civista.

Effective Time

On or before the closing date, United Community and Civista will file a certificate of merger with the Ohio Secretary of State and articles of merger with the Indiana Secretary of State with respect to the Merger. Prior to the effective time, Civista Bank and United Community Bank will execute a certificate of merger and such other documents and certificates as are necessary to make the Bank Merger effective. The Merger will become effective as of the date and time specified in such certificate of merger, referred to as the “effective time.” The Bank Merger will become effective immediately following the effective time.

Organizational Documents of the Surviving Corporation

The amended and restated articles of incorporation and code of regulations of Civista that are in effect immediately prior to the effective time will be the amended and restated articles of incorporation and code of regulations of the surviving corporation until amended in accordance with their respective terms and applicable laws.

Merger Consideration

As a result of the Merger, each United Community shareholder will have the right, with respect to each common share of United Community held by such holder, to receive Merger consideration consisting of cash and common shares of Civista.

The value of the cash consideration is to be received by each United Community shareholder with respect to each common share is fixed at $2.54. The implied value of stock consideration will fluctuate as the market price of Civista common shares fluctuates before the completion of the Merger. The value of the stock consideration that a United Community shareholder actually receives will be based on the closing price on the Nasdaq Capital Market of Civista common shares upon completion of the Merger.

Fractional Shares

Civista will not issue any fractional shares in connection with the Merger. Instead, each holder of United Community common shares who would otherwise be entitled to receive a fraction of a Civista common share (after taking into account all United Community common shares owned by such holder at the effective time of the Merger) will receive cash, without interest, in an amount (rounded to the nearest cent) determined by multiplying (i) the “effective time value” by (ii) the fraction (rounded to the nearest thousandth when expressed in decimal form) of a Civista common share that such holder would otherwise be entitled to receive. “Effective time value” means the product of (A) the average of the per share closing price of a Civista common share on the Nasdaq Capital Market (as reported in the Wall Street Journal, or, if not reported therein, in another authoritative source) during the five (5) consecutive full trading days ending on the trading day prior to the effective time of the Merger and (B) the exchange ratio.

Merger Consideration Adjustment

Under certain circumstances involving a fall in the market price of Civista common shares, Civista may, at its election, increase the Merger consideration by adjusting the exchange ratio upward in order to avoid termination of the Merger Agreement.

See the section of this discussion titled “—Termination of the Merger Agreement” for more information.

Exchange and Payment Procedures

At or prior to the effective time of the Merger, Civista will deposit with the exchange agent sufficient cash and Civista common shares to be exchanged as the Merger consideration in accordance with the Merger Agreement. Such cash and Civista common shares are referred to as the “exchange fund.” As promptly as practicable after the effective time, but in no event later than five business days thereafter, Civista will cause the exchange agent to mail to each record holder of United Community common shares, a letter of transmittal for use in connection with the exchange and instructions for use on surrendering the applicable certificates or book entry shares in exchange for the Merger consideration. From and after the effective time, United Community shareholders who properly surrender their certificates or book entry shares to the exchange agent, together with a properly completed and duly executed letter of transmittal will receive for each United Community common share the stock consideration and cash consideration they have become entitled to receive pursuant to the Merger Agreement, plus any cash payable in lieu of any fractional shares of Civista, and any dividends or distributions such holder has the right to receive pursuant to the Merger Agreement. No interest will be paid or accrue on any cash Merger consideration or cash in lieu of fractional shares.

Distributions with Respect to Unsurrendered Common Shares

No dividends or other distributions declared with respect to Civista common shares will be paid to the holder of any unsurrendered certificate or book entry share that evidenced ownership of shares of United Community until such holder properly surrenders such shares. Subject to applicable law, after such surrender, the holder will be entitled to receive any such dividends or other distributions without interest that had become payable with respect to the stock consideration that shares of United Community common shares represented by such certificate or book entry share have been converted into the right to receive.

Transfers Following the Effective Time

After the effective time of the Merger, the stock transfer books of United Community will be closed and there will be no further registration of transfers of United Community common shares on the records of United Community. Any bona fide certificates or book entry shares presented to Civista after the effective time will be cancelled and exchanged in accordance with the Merger Agreement.

Termination of Exchange Fund

Any portion of the exchange fund that remains unclaimed by the shareholders of United Community for one year following the effective time of the Merger will, if Civista so elects, be paid to the surviving corporation. From and after such time, any former holders of United Community common shares who have not properly surrendered their shares may thereafter seek only from the surviving corporation the Merger consideration payable in respect of such United Community common shares, any cash payable in lieu of any fractional shares of Civista and any dividends or distributions such holder has the right to receive pursuant to the Merger Agreement.

Lost, Stolen or Destroyed Stock Certificates

If any certificate representing United Community common shares is lost, stolen or destroyed, upon the making of an affidavit of such fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by Civista or the exchange agent, the posting by such person of a bond in such amount as Civista or the exchange agent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such certificate, the exchange agent or Civista, as applicable, will issue in exchange for the lost, stolen or destroyed certificate the applicable Merger consideration, cash in lieu of fractional shares and any dividends or other distributions that have been payable or become payable in respect of the United Community common shares represented by that certificate pursuant to the Merger Agreement.

Withholding Rights

Civista will be entitled to deduct and withhold, or cause the exchange agent to deduct and withhold, from any Merger consideration or other amounts payable pursuant to the Merger Agreement to any holder of United Community common shares or equity awards such amounts as Civista or the exchange agent is required to deduct or withhold under applicable tax laws, and any such withheld amounts that are paid to the appropriate taxing authorities will be treated for purposes of the Merger Agreement as having been paid to the holder of United Community common shares or equity awards from whom such amounts were deducted or withheld.

Treatment of United Community Equity Awards

Under the Merger Agreement, awards outstanding under United Community’s equity incentive plans as of the effective time will be treated as follows:

Treatment of Stock Options. Immediately prior to the effective time of the Merger, each United Community stock option will be cancelled and will instead represent solely the right to receive in cash from United Community Bank the amount by which the sum of $2.54 and the “effective time value” per share exceeds the exercise or strike price of such stock option, subject to receipt of Civista of an executed stock option surrender agreements in a form acceptable to Civista and United Community. If the exercise price of a stock option equals or exceeds the sum of $2.54 and the effective time value, such stock option will be cancelled without any payment in exchange. United Community will be entitled to deduct and withhold from any amounts payable in respect of any United Community stock option all such amounts as United Community is required to deduct and withhold under the Code or any provisions of state, local, or foreign tax law. “Effective time value” means the product of (A) the average of the per share closing price of a Civista common share on the Nasdaq Capital Market during the five (5) consecutive full trading days ending on the trading day prior to the effective time of the Merger and (B) the exchange ratio. Civista will require each holder of a United Community stock option to enter into a stock option surrender agreement.

Treatment of Restricted Stock. At the effective time, each share of United Community restricted stock will fully vest and be converted into the right to receive the Merger consideration payable under the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties made by United Community and Civista. These include, among other things, representations relating to:

•	valid corporate organization and existence;

•	capitalization;

•	authority to enter into the Merger and the binding nature of the Merger Agreement;

•	no breach of organizational documents, law or other agreements as a result of the Merger;

•	third party consents and approvals;

•	filing of necessary reports with regulatory authorities;

•	compliance with SEC filing requirements;

•	conformity of financial statements with GAAP;

•	internal controls over financial reporting and disclosure controls and procedures;

•	broker/finder fees;

•	operation in the ordinary course of business and absence of material adverse effects since June 30, 2017, in the case of United Community or December 31, 2017 in the case of Civista;

•	involvement in litigation and orders issued by governmental authorities;

•	compliance with applicable laws;

•	agreements with regulatory agencies;

•	information technology;

•	certain employee benefit matters, including matters relating to employee benefit plans;

•	accuracy of the information supplied for inclusion in the registration statement and this joint proxy statement/prospectus;

•	absence of any action, fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; and

•	that no representation or warranty or any document furnished by the party contains a material misstatement of fact or omits to state a material fact necessary to make the statements made not misleading.

Civista makes additional representations and warranties to United Community in the Merger Agreement relating to, among other things:

•	funds necessary to satisfy its obligations under the Merger Agreement; and

•	the receipt of an opinion from Civista’s financial advisor regarding the fairness to Civista, from a financial point of view, of the consideration to be paid to holders of United Community common shares in the Merger.

United Community makes additional representations and warranties to Civista in the Merger Agreement relating to, among other things:

•	certain tax matters;

•	labor relations and employment matters;

•	interest rate risk management instruments;

•	certain environmental matters;

•	material contracts;

•	United Community’s investment and commodities portfolio;

•	related party transactions;

•	matters relating to United Community’s owned and leased property;

•	intellectual property;

•	inapplicability of state takeover statutes to the transactions contemplated by the Merger Agreement;

•	the receipt by United Community’s board of directors of an opinion from United Community’s financial advisor regarding the fairness, from a financial point of view, of the consideration to be paid to holders of United Community common shares in the Merger;

•	United Community’s loan portfolio;

•	United Community’s deposit liabilities;

•	insurance coverage; and

•	the absence of any registered investment adviser subsidiary, any securities broker-dealer, or insurance subsidiary.

Some of the representations and warranties contained in the Merger Agreement are qualified as to “materiality” or by a “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct is material or would result in a material adverse effect on the company making such representation or warranty). In addition, certain of the representations and warranties in the Merger Agreement are subject to knowledge qualifications, which means that those representations and warranties would not be deemed untrue, inaccurate or incorrect as a result of matters of which certain officers of the party making the representation did not have actual knowledge.

For purposes of the Merger Agreement, a “material adverse effect” with respect to Civista, United Community or the surviving corporation, as the case may be, means any event, change, effect or development that has a material adverse effect on (i) the business, properties, assets, liabilities, results of operations or financial condition of such party and its subsidiaries taken as a whole, or (ii) the ability of such party to timely consummate the transactions contemplated by the Merger Agreement.

However, in the case of clause (i) above, a material adverse effect will not be deemed to include the impact of:

•	changes after the date of the Merger Agreement in GAAP, applicable regulatory accounting requirements, or changes in interest rates and general economic conditions;

•	changes after the date of the Merger Agreement in laws, rules or regulations of general applicability to financial and/or depository institutions and/or their holding companies, or interpretations thereof by courts or governmental entities;

•	changes after the date of the Merger Agreement in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market conditions affecting the financial services industry generally and not specifically relating to such party or its subsidiaries;

•	the failure, in and of itself, to meet earnings projections or internal financial forecasts or any decrease in the market price of a party’s common shares, but not including the underlying causes thereof;

•	disclosure or consummation of the transactions contemplated by the Merger Agreement or actions expressly required by the Merger Agreement in contemplation of the transactions contemplated therein;

•	any claim, suit, audit, action, arbitration, investigation, inquiry or other proceeding or order, initiated other than by a party to the Merger Agreement, that in any manner challenges, seeks to prevent, enjoin, alter or delay, or seeks damages as a result of or in connection with the transactions contemplated by the Merger Agreement;

•	actions or omissions taken pursuant to the written consent or request of Civista, in the case of United Community, or United Community, in the case of Civista, including expenses incurred by the parties in consummating the Merger; or

•	public disclosure of any matter to the extent that (i) it is disclosed in reasonable detail in either party’s disclosure schedules delivered pursuant to the Merger Agreement or in either party’s financial statements for the period prior to the date of the Merger Agreement, and (ii) such disclosed matter does not worsen in a materially adverse manner.

so long as, in the case of the first, second, third and fourth bullets above, United Community and its subsidiaries, on the one hand, or Civista and its subsidiaries, on the other, as the case may be, are not materially disproportionately affected thereby as compared to other companies in the industry in which such party and its subsidiaries operate.

Conduct of Businesses of United Community and Civista Prior to Completion of the Merger

Under the Merger Agreement, United Community has agreed to certain restrictions on its activities and the activities of United Community Bank during the period from the date of the Merger Agreement until the closing date or until the earlier termination of the Merger Agreement. In general, United Community is required to, and to cause United Community Bank to, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships.

Each of Civista and United Community will, and will cause their respective subsidiaries to, take no action that would reasonably be likely to adversely affect or delay the ability to obtain any necessary approvals of any regulatory agency or other governmental entity required for the transactions contemplated by the Merger Agreement or to perform its respective covenants and agreements under the Merger Agreement or to consummate the transactions contemplated thereby on a timely basis.

The following is a summary of the more significant restrictions imposed upon United Community, subject to the exceptions set forth in the Merger Agreement. United Community will not, and will cause its subsidiaries not to, without Civista’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed):

•	incur any indebtedness for borrowed money (other than Federal Reserve and Federal Home Loan Bank advances or borrowings from United Community or any of its wholly owned subsidiaries) or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person (other than any subsidiary of United Community), in each case other than in the ordinary course of business;

•	adjust, split, combine or reclassify any capital stock;

•	make, declare or pay any dividend or other distribution on, or directly or indirectly redeem or otherwise acquire, any of its common shares, or any other securities or obligations convertible into or exchangeable for any of its common shares (subject to certain exceptions, including the payment of regular quarterly cash dividends by United Community at a rate not in excess of $0.10 on its common shares);

•	grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock; or issue, sell or otherwise permit to become outstanding any additional common shares or securities convertible or exchangeable into, or exercisable for, any common shares or any options, warrants, or other rights of any kind to acquire any common shares, except pursuant to the exercise of United Community stock options or the settlement of United Community equity awards in accordance with their terms;

•	sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, business or assets to any individual, corporation or other entity other than a wholly owned subsidiary, or cancel, release or assign any material indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business;

•	except for transactions in the ordinary course of business (including by way of foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith), (i) acquire any other person, business or any material assets, deposits or properties of any other person, or (ii) make any material investment, in each case, other than in a wholly owned subsidiary of United Community;

•	terminate, materially amend, renew or waive any material provision of, certain material contracts, or make any material change in any instrument or agreement governing the terms of any of its securities, other than normal renewals in the ordinary course of business, or enter into any contract that would constitute a material contract if it were in effect on the date of the Merger Agreement;

•

except as required under applicable law or the terms of any United Community benefit plan existing on the date of the Merger Agreement, (i) enter into, adopt or terminate any material employee benefit or compensation plan for the benefit of any current or former employee, officer, director or individual independent contractor; (ii) amend any employee benefit or compensation plan for the benefit of any current or former employee, officer, director or individual independent contractor, other than amendments in the ordinary course of business and consistent with past practice that do not materially increase the cost of maintaining such plan, program, policy or arrangement; (iii) increase, in the aggregate, the compensation and benefits payable to current or former employees, officers, directors and consultants, by more than three percent (3%) of the United Community’s aggregate gross compensation and benefits payable as of the date of the Merger Agreement; (iv) increase the compensation of or benefits payable to its current and former directors; (v) pay or award, or commit to pay or award, any bonuses or incentive compensation, except for bonuses disclosed to Civista on the confidential disclosure schedule; (vi) grant or accelerate the vesting of any equity-based awards or other compensation; (vii) enter into any new, or amend in any material respect any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement; (viii) fund any rabbi trust or similar arrangement; or (ix) hire any officer;

•	settle any material claim, suit, action or proceeding, except in the ordinary course of business, in an amount and for consideration not in excess of $30,000 individually or $100,000 in the aggregate and that would not impose any material restriction on the business of United Community or its subsidiaries or the surviving corporation in the Merger;

•	take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

•	amend its organizational documents or the organizational documents of any of its subsidiaries;

•	merge or consolidate itself or any of its subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its subsidiaries;

•	materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported, except as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed or requested by any governmental entity;

•	implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any governmental entity;

•	enter into any material new line of business or change in any material respect its lending, investment, underwriting, risk and asset liability management and other banking and operating, securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by such policies or applicable law, regulation or policies imposed by any governmental entity;

•	make any loans or extensions of credit (i) outside of the ordinary course of business consistent with past practice, (ii) involving more than $1,500,000, or (iii) to a director or executive officer of United Community or United Community Bank in excess of $100,000;

•	subject to certain exceptions, (i) modify, renew or release any collateral on any aggregate loan relationship of $1,500,000 or more, or (ii) make additional advances, extensions of credit, release of collateral, modifications, or waivers of covenants or defaults on loans classified by United Community as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import;

•	make or increase any loans under its employee loan program;

•	except for existing or approved commitments, sell a participation interest in a loan, other than sales of loans secured by one-to-four-family real estate consistent with past practice, without first giving Civista the opportunity to purchase the participation interest, or purchase a participation interest in a loan other than purchases of participation interests from Civista;

•	purchase or otherwise acquire any interest in a loan held by a third party, or forgive, settle or sell any loan, except for sales of residential loans in the secondary market in the ordinary course of business and repayments of loans by borrowers, for which the outstanding balance is $100,000 or more;

•	sell or otherwise transfer any real estate owned having a carrying value in excess of $150,000 or take into real estate owned any property having a carrying value in excess of $250,000, or dispose of or acquire any other real property having a value in United Community’s balance sheet in excess of $150,000;

•	make any material changes in its policies and practices with respect to (i) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, loans or (ii) its hedging practices and policies, in each case except as may be required by such policies and practices or by any applicable laws, regulations, guidelines, policies, orders or requests of any governmental entity;

•	make, or commit to make, any capital expenditures in excess of $50,000 in the aggregate;

•	other than in the ordinary course of business consistent with past practice, make, change or revoke any material tax election, change an annual tax accounting period, adopt or change any material tax accounting method, file any amended tax return, enter into any closing agreement with respect to taxes, or settle any material tax claim, audit, assessment or dispute or surrender any right to claim a refund of a material amount of taxes;

•	make an application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility of it or its subsidiaries or acquire or sell, or agree to acquire or sell, any branch office, except to the extent required to obtain any regulatory approvals that are necessary to consummate the Merger, the Bank Merger and the other transactions contemplated by the Merger Agreement;

•	materially reduce the amount of insurance coverage or fail to renew any material existing insurance policies;

•	amend in a manner that adversely impacts in any material respect the ability to conduct its business pursuant to, terminate or allow to lapse any material permits;

•	knowingly take any action that is intended to or would reasonably be likely to adversely affect or materially delay the ability of United Community or its subsidiaries to obtain any necessary approvals of any governmental entity required for the transactions contemplated by the Merger Agreement or the agreement governing the Bank Merger or to perform its covenants and agreements thereunder or to consummate the transactions contemplated thereby;

•	establish or price deposits other than in the ordinary course of business consistent with United Community’s past practices, consistent with safe and sound pricing guidelines;

•	offer or establish any pricing, interest rates or terms on any category of deposits to any related person that is not also being offered to customers on substantially the same terms and conditions or as otherwise set forth in United Community Bank’s posted or standard rate sheet; or

•	agree to take, make any commitments to take, or adopt any resolutions of the board or similar governing body in support of any of the actions described above.

Civista has also agreed to certain restrictions on its activities and the activities of its subsidiaries during the period from the date of the Merger Agreement to the closing date or the earlier termination of the Merger Agreement. Subject to the exceptions set forth in the Merger Agreement, Civista will not, and will cause its subsidiaries not to, without United Community’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed):

•	amend its organizational documents in a manner that would materially and adversely affect the economic benefits of the Merger to United Community shareholders or adversely affect United Community shareholders relative to other holders of Civista common shares;

•

completely or partially liquidate, sell substantially all of its assets, or merge or consolidate with any person if as a result Civista would no longer own all of the equity securities of Civista Bank or its successor or if as a result those persons who collectively own Civista common shares immediately prior to such transaction would not own a majority of the voting power in the election of directors of the surviving or resulting entity;

•	knowingly take any action that is intended to or would reasonably be likely to adversely affect or materially delay the ability of United Community or its subsidiaries to obtain any necessary approvals of any governmental entity required for the Merger or the Bank Merger or to perform its covenants and agreements under the Merger Agreement or the agreement governing the Bank Merger or to consummate the transactions contemplated by the Merger Agreement, including the Merger and Bank Merger;

•	take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

•	conduct its business other than in the regular, ordinary and usual course consistent with past practices, fail to use reasonable efforts to maintain and preserve intact its business organization, properties, leases, employees and business relationships and retain its officers and/or key employees, to the extent such actions could reasonably be expected to prevent the Merger from being consummated;

•	take any action that is intended or expected to result in any of its representations or warranties in the Merger Agreement becoming untrue in any material respect or in any of the conditions to the Merger not being satisfied or in any violation of the Merger Agreement; or

•	agree to take, make any commitments to take, or adopt any resolutions of the board similar governing body in support of any of the actions described above.

Regulatory Matters

Civista has agreed to promptly prepare and file with the SEC a registration statement on Form S-4, of which this joint proxy statement/prospectus is a part. United Community has prepared the portion of this joint proxy statement/prospectus constituting the proxy statement of United Community. Civista and United Community have agreed to use reasonable best efforts to have the Form S-4 declared effective under the Securities Act of 1933, as amended, as promptly as practicable after such filing, and United Community will thereafter mail or deliver this joint proxy statement/prospectus to its shareholders and Civista will thereafter mail or deliver this joint proxy statement/prospectus to its common shareholders. Civista also will use reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by the Merger Agreement, and United Community shall furnish all information concerning United Community and its common shareholders as may be reasonably requested in connection with any such action.

The Merger requires the approval of the Federal Reserve unless the Federal Reserve Board waives that requirement. Civista intends to request that the Federal Reserve Board grant a “non-conforming waiver” based on the standards in 12 CFR 225.12(d)(2). The Bank Merger cannot be completed without the approval of the Federal Reserve and the ODFI. Civista and Civista Bank have filed the applications, notices and filings required in order to obtain ODFI approval of the Bank Merger, and Civista intends to submit the necessary application to the Federal Reserve at the appropriate time. Civista and United Community have agreed to cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the Merger and the Bank Merger, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

United Community Shareholder Meeting; Change in Recommendation; Restructuring

The vote of United Community shareholders required to approve the Merger is the affirmative vote of holders of at least a majority of all outstanding common shares.

Pursuant to the Merger Agreement, United Community agreed to take all action necessary to convene a meeting of its shareholders for the purpose of obtaining the vote of United Community shareholders required to approve the Merger as soon as reasonably practicable after the Form S-4 is declared effective. Subject to rights of the board of directors set forth in the Merger Agreement, the United Community board must use its commercially reasonable best efforts to obtain from United Community shareholders such vote, including by communicating to United Community shareholders its recommendation that the United Community shareholders adopt and approve the Merger Agreement and the transactions contemplated thereby.

At any time prior to the approval of United Community shareholders of the Merger, if United Community has received an acquisition proposal other than in connection with the Merger that United Community’s board determines would result in a more favorable transaction than the Merger, United Community’s board may cancel or delay the United Community shareholder meeting, change or withdraw its recommendation of the Merger Agreement and the Merger and/or terminate the Merger Agreement; provided, however, that United Community must first (i) conclude in good faith, after consultation with legal and financial counsel, that the acquisition proposal would, if consummated, result in a transaction more favorable to the United Community’s shareholders, (ii) provide notice to Civista, (iii) negotiate in good faith with Civista to make such adjustments to the terms and conditions of the Merger Agreement so that the acquisition proposal would cease to be a superior proposal and (iv) determine, after considering the results of the negotiations and giving effect to any modifications or proposals agreed to by Civista, that such acquisition proposal continues to be a proposal more favorable to United Community’s shareholders.

If United Community fails to obtain the requisite United Community shareholder vote at a duly convened United Community shareholder meeting held for that purpose or any adjournment or postponement thereof, Civista and United Community will in good faith use their reasonable best efforts to negotiate a restructuring of the transaction provided for in the Merger Agreement and resubmit the Merger Agreement or the transactions contemplated thereby to its shareholders for approval or adoption. However, neither Civista nor United Community will have any obligation to agree to (i) alter or change any material term of the Merger Agreement, including the amount or kind of the Merger consideration, or (ii) adversely affect the tax treatment of the Merger with respect to United Community’s shareholders.

Civista Shareholder Meeting

The vote of Civista shareholders required to approve the Merger is the affirmative vote of holders of at least a majority of all outstanding common shares.

Pursuant to the Merger Agreement, Civista agreed to take all action necessary to convene a meeting of its shareholders for the purpose of obtaining the vote of Civista shareholders required to approve the Merger. The Civista board must use its reasonable best efforts to obtain from Civista shareholders such vote, including by communicating to Civista shareholders its recommendation that the Civista shareholders adopt and approve the Merger Agreement and the transactions contemplated thereby.

Acquisition Proposals

The Merger Agreement contains provisions prohibiting United Community from seeking or discussing any alternative acquisition proposal to the Merger. In particular, United Community has agreed that from February 9, 2018 it will not, and will cause its subsidiaries and cause its and their officers, directors, agents, advisors and representatives not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate inquiries or proposals with respect to, (ii) engage or participate in any negotiations with any person concerning or (iii) provide any confidential or nonpublic information or data to, any person relating to, any offer or proposal or any third party indication of interest in, acquiring 25% or more of United Community or United Community Bank other than as contemplated by the Merger Agreement, referred to as an “acquisition proposal.”

Notwithstanding the restrictions described above, the Merger Agreement provides that in the event United Community receives an unsolicited bona fide written acquisition proposal prior to the receipt of the requisite United Community shareholder approval, United Community may furnish nonpublic information or data and participate in such negotiations or discussions to the extent that its board of directors concludes in good faith that failure to take such actions would be more likely than not to result in a violation of its fiduciary duties. However, prior to providing any such nonpublic information, United Community must provide such information to Civista, and United Community shall have entered into a confidentiality agreement with such third party that is no less favorable to United Community than its confidentiality agreement with Civista and which does not grant such third party any exclusive right to negotiate with United Community.

United Community must promptly within one (1) business day advise Civista orally, and within three (3) business days advise Civista in writing, following the receipt of any acquisition proposal or any inquiry which would reasonably be expected to lead to an acquisition proposal, and must promptly (and in any event within one (1) business day) advise Civista of any related developments, discussions and negotiations on a current basis.

At any time prior to the United Community shareholder vote, United Community may accept or approve an acquisition proposal that United Community’s board determines would result in a more favorable transaction than the Merger (a “superior proposal”), cancel or delay the United Community shareholder meeting, change or withdraw its recommendation of the Merger Agreement and the Merger and/or terminate the Merger Agreement; provided, however, that United Community must first provide notice to Civista and negotiate in good faith with Civista to make such adjustments to the terms and conditions of the Merger Agreement so that the acquisition proposal would cease to be a superior proposal.

Increase in Civista and Civista Bank Boards

Pursuant to the Merger Agreement, Civista will increase the number of members of its board of directors by two and appoint two persons determined mutually by United Community and Civista as members of the Civista board of directors. As of the effective time, Civista Bank will increase the number of members of its board of directors by three and appoint three persons determined mutually by United Community and Civista as members of the Civista Bank board of directors. United Community and Civista have agreed that Elmer G. McLaughlin and Julie A. Mattlin will be appointed to Civista’s and Civista Bank’s boards of directors. William F. Ritzmann will also be appointed to Civista Bank’s board of directors. Civista Bank will invite all directors of United Bank not identified in the preceding sentences to be members of a community advisory board which Civista Bank will maintain for at least two years following the closing date of the Merger.

Expenses

Except as otherwise provided in the Merger Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, the Merger Agreement, the Bank Merger and the transactions contemplated thereby will be paid by the party incurring such expenses.

Employee Matters

Civista has agreed to use its reasonable good faith efforts to minimize the impact of the Merger and the Bank Merger on employees of United Community and United Community Bank, consistent with Civista’s and Civista Bank’s plans for the operations of the business of the combined entities following the effective time of the Merger (provided that these provisions will not limit Civista or Civista Bank’s ability to close a United

Community Bank branch or other facility or terminate the employment of any United Community employee). Civista and Civista Bank will offer United Community Bank employees whose jobs are eliminated as a result of the Bank Merger the opportunity to apply for open positions within Civista and Civista Bank and, with respect to employees who are not employed by Civista and Civista Bank, Civista will cause the surviving corporation to pay certain severance to such employees in accordance with the Merger Agreement.

Civista will honor the obligations set forth in United Community Bank’s Amended and Restated Employee Severance Compensation Plan. Consistent with said plan, Civista will provide severance payments to any person not covered by an employment or change in control agreement immediately prior to the effective time who has been an employee of United Community or its subsidiaries for at least one year as of the effective time but whose employment with Civista or its subsidiaries is terminated within one year after the effective time, either involuntarily or, if offered continued employment in a position that is not comparable, voluntarily, excluding any employee terminated for cause. Civista will provide severance payments to any employee covered by such an employment agreement or change in control agreement in accordance with the terms of such agreement and the Merger Agreement prior to the effective time.

With respect to any employee benefit plans of Civista or its subsidiaries in which any employees of United Community or its subsidiaries become eligible to participate on or after the effective time, to the extent permitted by law, Civista will or will cause Civista Bank to: (i) waive all exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their eligible dependents under the Civista plans, except to the extent such exclusions or waiting periods would apply under the analogous United Community benefit plan; (ii) to the extent permitted by the new plans and commercially practicable, provide each such employee and their eligible dependents with credit for any co-payments or co-insurance and deductibles paid prior to the effective time under an United Community benefit plan (to the same extent that such credit was given under the analogous United Community benefit plan prior to the effective time) in satisfying any applicable deductible, co-payment, co-insurance or maximum out-of-pocket requirements under any Civista plans; and (iii) recognize all service of such employees with United Community and its subsidiaries for all purposes in any Civista plan to the same extent that such service was taken into account under the analogous United Community benefit plan prior to the effective time. The foregoing service recognition will not apply to the extent it would result in duplication of benefits for the same period of services, for purposes of any benefit plan that provides retiree welfare benefits, or to any benefit plan that is a frozen plan or provides grandfathered benefits.

The Merger Agreement provides that prior to the effective time, United Community will take all actions as are necessary to terminate United Community’s 401(k) plan and employee stock ownership plan, effective no later than the day immediately prior to the effective time, with such termination to be subject to the occurrence of the effective time. Civista will cause the Civista 401(k) plan to accept as soon as practicable rollover cash distributions from United Community’s 401(k) plan from current and former employees of United Community and its subsidiaries who become employed by Civista with respect to such individuals’ account balances (including loans), if elected by any such individuals.

The Merger Agreement provides that United Community will take all necessary actions to terminate its welfare benefit plans, effective no later than the day immediately prior to the effective time, subject to the occurrence of the effective time, subject to certain exceptions, and that Civista will extend its welfare plans to employees who become employees of Civista as a result of the transaction. In addition, two individuals will continue to receive retiree medical benefits in accordance with existing agreements.

The Merger Agreement provides that United Community shall cause United Community Bank to take all actions necessary to terminate its nonqualified deferred compensation arrangements at or immediately prior to the effective time. United Community shall make reasonable efforts to enter into settlement agreements with affected individuals to provide for payment of amounts due and owing to such individuals as of the effective time, provided that no payment shall exceed the limit set forth in Code Section 280G.

Indemnification and Insurance

The Merger Agreement provides that after the effective time, Civista will indemnify and hold harmless, to the fullest extent permitted by applicable law, all present and former directors and officers of United Community and its subsidiaries against all costs and liabilities arising in whole or in part out of or pertaining to the fact that such person is or was a director, or officer of United Community or any of its subsidiaries and pertaining to matters, acts or omissions existing or occurring at or prior to the effective time of the Merger (including matters in connection with the approval of the Merger Agreement and the consummation of the Merger and the other transactions contemplated thereby), and will also advance expenses to such persons, provided that such person provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

The Merger Agreement requires Civista to maintain for a period of six years after completion of the Merger United Community’s existing directors’ and officers’ liability insurance policies, or policies with a substantially comparable insurer of at least the same coverage and amounts and containing terms and conditions that are no less advantageous to the insured, with respect to claims arising from facts or events that occurred at or prior to the completion of the Merger (including the transactions contemplated by the Merger Agreement). However, Civista is not required to spend annually more than 300% of the annual premium paid by United Community as of the date of the Merger Agreement for such insurance (the “premium cap”). If such premiums would at any time exceed that amount, then Civista will maintain policies of insurance that provide the maximum coverage available at an annual premium equal to the premium cap. In lieu of the foregoing, United Community may with Civista’s consent (and at the request of Civista, United Community will use its reasonable best efforts to) obtain at or prior to the effective time a six year “tail” policy under United Community’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if such a policy can be obtained for an amount that, in the aggregate, does not exceed the premium cap, which policy Civista shall not cancel or terminate for any reason.

Certain Additional Covenants

The Merger Agreement also contains additional covenants, including, among others, covenants relating to the listing of common shares of Civista to be issued in the Merger, access to information, coordination with respect to litigation relating to the Merger, conversion and integration matters, and public announcements with respect to the transactions contemplated by the Merger Agreement.

Conditions to Completion of the Merger

Each of Civista and United Community’s obligations to complete the transactions contemplated by the Merger Agreement is subject to fulfillment of certain conditions, including:

•	approval of the United Community Merger Agreement proposal at the United Community special meeting by the requisite vote of United Community shareholders;

•	approval of the Civista Merger Agreement proposal at the Civista special meeting by the requisite vote of Civista shareholders;

•	the common shares of Civista that will be issuable pursuant to the Merger Agreement having been authorized for listing on the Nasdaq Capital Market, subject to official notice of issuance;

•	the registration statement of which this joint proxy statement/prospectus forms a part having been declared effective by the SEC and Civista shall have received all required approvals by state securities or “blue sky” authorities with respect to transactions contemplated by the Merger Agreement;

•	no order, injunction or decree having been issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the Bank Merger being in effect;

•	no statute, rule, regulation, order, injunction or decree having been enacted, entered, promulgated or enforced by any governmental entity that prohibits or makes illegal consummation of the Merger or the Bank Merger; and

•	all regulatory authorizations, consents, orders or approvals from (x) the Federal Reserve and the ODFI of the transactions contemplated by the Merger Agreement, including the Merger and the Bank Merger, and (y) any other approvals set forth in the Merger Agreement that are necessary to consummate the transactions contemplated thereby having been obtained and remaining in full force and effect and all statutory waiting periods in respect thereof having expired, and no such requisite regulatory approval resulting in the imposition of a material burdensome regulatory condition.

Civista’s obligation to complete the transactions contemplated by the Merger Agreement is also subject to fulfillment of certain conditions, including:

•	accuracy of representations and warranties of United Community in the Merger Agreement as of the date of the Merger Agreement and as of the closing date, other than, in most cases, inaccuracies that in the aggregate do not have, and would not reasonably be likely to have, a material adverse effect on United Community or the surviving corporation;

•	performance in all material respects by United Community of all of its obligations required to be performed under the Merger Agreement at or prior to the closing date;

•	delivery by United Community of officers’ certificates as required by the Merger Agreement; and

•	receipt of an opinion of Tucker Ellis LLP, dated as of the closing date of the Merger, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

United Community’s obligation to complete the transactions contemplated by the Merger Agreement is also subject to fulfillment of certain conditions, including:

•	accuracy of representations and warranties of Civista in the Merger Agreement as of the date of the Merger Agreement and as of the closing date, other than, in most cases, inaccuracies that in the aggregate do not have, and would not reasonably be likely to have, a material adverse effect on Civista;

•	performance in all material respects by Civista of all of its obligations required to be performed under the Merger Agreement at or prior to the closing date;

•	delivery by Civista of officers’ certificates as required by the Merger Agreement; and

•	receipt of opinions of Tucker Ellis LLP and Kilpatrick Townsend & Stockton LLP, dated as of the closing date of the Merger, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Termination of the Merger Agreement

The Merger Agreement can be terminated at any time prior to completion of the Merger in the following circumstances:

•	by mutual written consent of Civista and United Community;

•	by either Civista or United Community, if any governmental entity that must grant a requisite regulatory approval has denied approval of the Merger or the Bank Merger, and such denial has become final and nonappealable or any governmental entity of competent jurisdiction has issued a final nonappealable order permanently enjoining or otherwise prohibiting the consummation of the Merger or the Bank Merger;

•	by either Civista or United Community, if the Merger has not been completed on or before December 31, 2018 (the “termination date”), unless the failure of the Merger to be completed by such date is due to the failure of the party seeking to terminate the Merger Agreement to perform or observe its covenants and agreements under the Merger Agreement;

•	by either Civista or United Community if there is a breach of any of the covenants or agreements or any of the representations or warranties set forth in the Merger Agreement on the part of the other party, which either individually or in the aggregate would constitute, if occurring or continuing on the date the Merger is completed, the failure of a closing condition of the terminating party and which is not cured by the earlier of the termination date and the date that is 30 days following written notice to the party committing such breach, or by its nature or timing cannot be cured during such period;

•	by Civista, if, prior to the approval of the Merger Agreement by United Community shareholders, (x) United Community (i) submits the Merger Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies its recommendation, recommends to its shareholders an acquisition proposal other than the Merger, or accepts a superior proposal to the Merger, or (ii) materially breaches its obligations to hold a meeting of its shareholders to approve the Merger Agreement or not to solicit alternative acquisition proposals; or (y) a tender offer or exchange offer for 20% or more of the outstanding common shares of United Community is commenced (other than by Civista or one of its subsidiaries), and the United Community board recommends that the shareholders of United Community tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within the 10 business days of the date such tender offer is first publicly commenced;

•	by United Community, if United Community enters into an agreement relating to a superior proposal; or

•	By United Community, if its board of directors so decides if at any time during the five-day period beginning on the last of (i) the date on which the last approval, consent or waiver of any governmental authority required to complete the Merger is received and all statutory waiting periods have expired, (ii) the date on which the United Community shareholders approve the Merger Agreement, or (iii) the date on which the Civista shareholders approve the Merger Agreement, if the price of Civista common shares has declined by more than 20% over a designated measurement period on an actual basis and declined by more than 20% relative to the Nasdaq Bank Index during the same period, unless Civista elects to increase the number of Civista common shares to be issued to United Community shareholders by increasing the exchange ratio in accordance with the Merger Agreement (which it is not obligated to do).

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, except that (1) both Civista and United Community will remain liable for any liabilities or damages arising out of its fraud or its willful and material breach of any provision of the Merger Agreement and (2) designated provisions of the Merger Agreement will survive the termination, including those relating to payment of fees and expenses and the confidential treatment of information.

Termination Fee

United Community will be required to pay Civista a termination fee of $3,500,000 if the Merger Agreement is terminated in any of the following circumstances:

•	in the event that after the date of the Merger Agreement a bona fide acquisition proposal has been made and (A) (1) thereafter the Merger Agreement is terminated by either Civista or United Community because the Merger has not been completed prior to the termination date and United Community has failed to obtain the required vote of its shareholders, or (2) thereafter the Merger Agreement is terminated by Civista based on a breach of the Merger Agreement by United Community, and (B) within (12) months after the date of such termination, United Community enters into a definitive agreement or consummates a transaction with respect to an acquisition proposal (whether or not the same acquisition proposal as that referred to above).

•	In the event that the Merger Agreement is terminated by Civista pursuant to the fifth bullet set forth under “—Termination of the Merger Agreement” above.

•	In the event that the Merger Agreement is terminated by United Community pursuant to the sixth bullet set forth under “—Termination of the Merger Agreement” above.

Amendment and Modification

The Merger Agreement may be amended in a writing signed on behalf of each of the parties at any time before or after approval of the respective Merger Agreement proposals by the United Community shareholders and/or the Civista common shareholders. However, after any approval of the transactions contemplated by the Merger Agreement by the United Community shareholders or the Civista shareholders, the parties may not amend the Merger Agreement without further shareholder approval, if required under applicable law.

At any time prior to the effective time of the Merger, the parties may, in writing, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement, or (c) waive compliance with any of the agreements or conditions contained in the Merger Agreement. However, after any approval of the Merger Agreement proposal by the United Community shareholders or the Civista shareholders, the parties may not provide any extension or waiver of the Merger Agreement or any portion thereof without further shareholder approval, if required under applicable law.

Governing Law; Jurisdiction

The Merger Agreement is governed by and will be construed in accordance with the laws of the State of Ohio, without regard to any applicable conflicts of law. The parties agree that any action or proceeding in respect of any claim arising out of or related to the Merger Agreement or the transactions contemplated thereby will be brought exclusively in any federal or state court of competent jurisdiction located in Cleveland, Ohio.

Specific Performance

Civista and United Community agree that irreparable damage would occur if any provision of the Merger Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, each party will be entitled to specific performance of the terms of the Merger Agreement, including an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions thereof, in addition to any other remedy to which they are entitled at law or in equity.

COMPARISON OF SHAREHOLDERS’ RIGHTS

The rights of United Community shareholders who receive Civista common shares in the Merger will be governed by the Ohio General Corporation Law (“OGCL”), the Amended and Restated Articles of Incorporation of Civista (the “Articles of Incorporation”) and its Amended and Restated Code of Regulations (the “Code of Regulations”). United Community shareholders’ rights are currently determined by Indiana Business Corporation Law (“IBCL”), the Articles of Incorporation of United Community and its Bylaws.

Although the rights of Civista shareholders and the rights of United Community shareholders are similar in many respects, there are some differences. These differences relate to differences between provisions of the IBCL and the OGCL, between the Civista Articles of Incorporation and United Community’s Articles of Incorporation, and between the Civista Code of Regulations and the United Community Bylaws. The following comparison of shareholder rights is not a complete description of all differences individual United Community shareholders might consider important. The comparison is qualified in its entirety by reference to the IBCL, the OGCL, and the governing corporate documents of both United Community and Civista. Copies of United Community’s and Civista’s governing documents have been filed with the SEC. To find out where these documents can be obtained, please see “WHERE YOU CAN FIND MORE INFORMATION.”

	United Community	Civista
Authorized Capital

United Community’s Articles of Incorporation authorizes the issuance of 25,000,000 shares of common stock, with a par value of $0.01 per share, and 1,000,000 shares of serial preferred stock, with a par value of $0.01 per share. As of June 4, 2018, there were 4,217,619 shares of common stock issued and outstanding, 931,945 shares of common stock held in treasury, and no shares of preferred stock issued or outstanding.

United Community’s board of directors is authorized, to provide for the issuance of preferred stock in one or more series. If any series of preferred stock is issued, United Community’s board of directors may fix, by resolution, the designations, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations, restrictions thereof, including voting rights, dividend rate, conversion rights, redemption price and liquidation preferences, of any series of shares of preferred stock, and may fix the number of shares constituting any such

Civista’s Articles of Incorporation authorizes the issuance of 20,000,000 common shares, without par value, and 200,000 preferred shares without par value. As of June 4, 2018, there were 10,769,530 common shares outstanding and entitled to vote, 747,964 common shares held in treasury, and 18,975 preferred shares issued and outstanding.

At Civista’s special meeting to be held on July 24, 2018, the Civista shareholders will vote upon a proposal to adopt an amendment to Civista’s Articles of Incorporation to increase the number of authorized common shares, without par value, of Civista by 20,000,000 common shares.

Civista’s board of directors is authorized, by filing amendments to the Civista Articles of Incorporation, to provide for the issuance of, and to issue, one or more series of preferred shares and to fix the designations, number of authorized shares, dividend or distribution rights, dividend rates, liquidation rights,

	United Community	Civista

series, and increase or decrease the number of shares of such series (but not below the number of shares thereof then outstanding).

United Community’s common stock is listed on the Nasdaq Global Market under the symbol “UCBA.”

preferences, redemption, sinking fund requirements, voting rights, preemptive rights, conversion rights, restrictions and other relative, participating optional or other special rights and privileges for each series and thereof. Civista’s board of directors has the authority to determine and fix any express terms with respect to each series to the fullest extent permitted by the Ohio Revised Code.

Civista’s common shares are listed on the Nasdaq Capital Market under the symbol “CIVB.”

Calling Special Meetings of Shareholders

United Community’s Articles of Incorporation provide that a special meeting of the shareholders may only be called by the chairman of the board of the directors, President, or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which United Community would have if there were no vacancies on the board of directors.

Civista’s Code of Regulations provides that special meetings of the shareholders may be called at any time by the Chairman of the board of directors, the President, a majority of the board of directors acting with or without a meeting or shareholders owning, in the aggregate, not less than 25% of the outstanding shares of Civista.
Shareholder Proposals for Business to be Conducted at a Meeting	Under United Community’s Bylaws, shareholder proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by any United Community shareholder entitled to vote generally in the election of directors. The proposing shareholder must provide timely notice to United Community’s Secretary, and such notice must be mailed to and received at the United Community’s principal office not less than 90 days prior to the date of the meeting. However, in the event that less than 100 days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by	Under Civista’s Code of Regulations, notice of any proposal to be presented by any shareholder at an annual meeting of the shareholders must be given in writing and received by Civista not less than 60 nor more than 90 days prior to the meeting. However, in the event that less than 75 days’ notice to the shareholders is given, written notice of the shareholder’s intent to make a proposal must be received by Civista not later than the fifteenth day following the day on which such notice of the date of the meeting was given. Any shareholder giving notice of a proposal shall deliver with such proposal (i) the text of the

	United Community	Civista

the nominating shareholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or publicly disclosed.

United Community requires the shareholder to provide timely notice to the Secretary with respect to business proposals to bring before a meeting, which shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on United Community’s books, of the shareholder proposing such business; (iii) the ownership interests such shareholder has in United Community, including the class and number of shares of United Community which are beneficially owned by such shareholder, and any hedges, economic incentives or other ownership positions in United Community’s securities; and (iv) any material interest of the shareholder in such business.

proposal, (ii) a brief written statement of the reasons why such shareholder favors the proposal, (iii) such shareholder’s name and record address and the number and class of all shares of securities of Civista beneficially owned by such shareholder and (iv) a description of any material interest of such shareholder in the proposal. No proposals by shareholders will be considered at any special meeting of the Civista shareholders unless the special meeting was called for the purpose of considering such proposal.
Required Vote to Pass Certain Actions	United Community’s Articles of Incorporation provide (i) the approval of at least a 2/3 majority of the directors then in office (or such greater proportion of directors and shareholders as may otherwise be required pursuant to any specific provision of the Articles of Incorporation) shall be required to amend, alter, repeal or change any provision of United Community’s Articles of Incorporation and (ii) the provisions set forth in United Community’s Articles of Incorporation Sections 3.04, 4.02, 4.05 and 4.06, and in Articles V,	In most instances, matters submitted to the Civista shareholders are decided by a majority of votes cast with respect to such matters. Unless otherwise provided in a company’s Articles of Incorporation under the default provisions of the Ohio Revised Code, certain extraordinary corporate actions, including mergers and other business combinations, must be approved by the affirmative vote of the holders of common shares entitling them to exercise at least 2/3 of the voting power of Civista. Civista’s Articles of Incorporation

	United Community	Civista

VI, VII, IX and Article X may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 2/3 of the outstanding shares of capital stock of United Community entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the shareholders called for that purpose.

Under United Community’s Articles of Incorporation, any transaction with Related Persons (as defined in Article V) requires the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person.

United Community’s Bylaws may be adopted, amended or repealed by a resolution adopted by a 2/3 majority of the directors then in office.

provide, however, that all such matters may be approved by the affirmative vote of the holders of a majority of the voting power of Civista. In addition, Civista’ Articles of Incorporation requires an 80% affirmative vote of the shareholders to approve any business combination in which a related person has an interest. This 80% voting requirement, however, is not applicable if (i) the continuing directors have approved the business combination by at least a two-thirds vote or (ii) certain conditions relating to the fairness of the transaction have been satisfied.

Civista’ Articles of Incorporation may be amended by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of Civista; provided, however, that an 80% affirmative vote is required for shareholder amendments to Article SIXTH unless such amendment has been proposed and authorized by at least a two-thirds vote of the continuing directors.

Civista’s Code of Regulations may be amended or repealed at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise 2/3 of the voting power on such proposal.

Cumulative Voting	Under the IBCL, shareholders do not have a right to cumulate their votes for directors unless the	Under the OGCL, shareholders have the right to make a request, in accordance with applicable

	United Community	Civista
articles of incorporation so provide. United Community’s Articles of Incorporation expressly prohibits cumulative voting of its shareholders of any class or series in the election of its directors.

procedures, to cumulate their votes in the election of directors unless a corporation’s articles of incorporation eliminate that right.

Civista’s Articles of Incorporation eliminate the right of its shareholders to cumulate any voting power.

Director Terms

United Community’s Articles of Incorporation state that the authorized number of directors shall be no fewer than 5 and no more than 15, and the exact number of directors shall be fixed in accordance with the Bylaws.

The directors shall serve in staggered three-year terms, with the size of each of the three classes being as nearly equal in numbers as reasonably possible.

United Community’s Bylaws states that the number of directors shall be fixed from time to time by the board of directors adopted by a majority of the total number of directors. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock in United Community, unless United Community is a wholly owned subsidiary of a holding company.

Under Civista’s Code of Regulations, the board of director must consist of no fewer than 5 and no more than 25 directors, and the exact number of directors shall be determined by affirmative vote of the board of directors. Members of the board of directors shall be elected each year at the annual meeting of shareholders to a one-year term. No member of the board of directors shall have attained the age of 75 on the date of his or her election or appointment to the board, excluding directors who were serving on Civista’s board as of April 14, 1997.
Removal of Directors	United Community’s Articles of Incorporation provide that a director, or the entire board, may be removed only for cause as determined by the affirmative vote of the holders of at least a majority of the shares then entitled to vote in an election of the directors, which vote may only be taken at a meeting of shareholders called expressly for that purpose. Cause for removal of a director shall deem to exist only if the director whose removal is	Civista’s Code of Regulations provides that any director or the entire board of directors may be removed with or without cause by the affirmative vote of a majority of the shares then entitled to vote at the election of directors. Notwithstanding the above, if, in the event of any proposed business combination transaction, the affirmative vote of 80% shall be required to remove any or the entire board of directors.

	United Community	Civista

proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or gross misconduct in the performance of the director’s duty to United Community, in a matter of substantial importance to United Community and such conviction or adjudication is no longer subject to direct appeal.

Nomination of Directors by Shareholders

United Community’s Bylaws require a shareholder seeking to nominate a candidate for election as a director at an annual meeting or special meeting held for the election of directors to submit timely notice to the Secretary of United Community, which must be mailed to and received at United Community’s principal office not less than 90 days prior to the date of the meeting. However, in the event that less than 100 days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the nominating shareholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or publicly disclosed.

United Community’s Bylaws require the shareholder notice to include: (i) as to each nominee, all information relating to such nominated person that is required to be disclosed in solicitation of proxies for the election of directors, or is otherwise required under Regulation 14A under the Securities Exchange Act of 1934, and (ii) as to the shareholder giving the notice (A) the name and address of the shareholder, as they appear in United Community’s

Under Civista’ Code of Regulations, either the Civista board of directors or any shareholder entitled to vote in the election of directors complying with the notice provisions may nominate a candidate for election to the Civista board of directors. A shareholder’s notice must be delivered to Civista not less than 14 days nor more than 50 days prior to the meeting; provided, however, that in the event that less than 21 days’ notice of the date of the meeting is given to shareholders, notice by the shareholder must be received by the Secretary of Civista no later than the close of business on the seventh day prior to the shareholder meeting.

Civista’s Code of Regulations requires the shareholder’s notice to set forth: (a) as to each person whom the shareholder proposes to nominate for the election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, and (iii) the class and number of shares of Civista which are beneficially owned by the person; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder

	United Community	Civista

books, (B) the class and number of shares of United Community’s stock that are beneficially owned by such shareholder, and (C)a statement disclosing (1) whether such shareholder or any nominee thereof is acting with or on behalf of any other person and (2) if applicable, the identity of such person.

and (ii) the class and number of shares of Civista which are beneficially owned by the shareholder.
Applicability of Control Share Acquisition Statute	United Community’s Articles of Incorporation waive the application of the Control Share Acquisition Chapter of the ICBL §23-1-42.

The provisions of the Ohio Control Share Acquisition Statute (OGCL Section 1701.831) are applicable to Civista. The Ohio Control Share Acquisition Statute provides that specified notice and informational filings and special shareholder meetings and voting procedures must occur before consummation of a proposed “control share acquisition.” A control share acquisition is defined as any acquisition of shares of an issuing public corporation that would entitle the acquirer, directly or indirectly, alone or with others, to exercise or direct the voting power of the issuing public corporation in the election of directors within any of the following ranges: (a) one-fifth or more, but less than one-third, of the voting power; (b) one-third or more, but less than a majority, of the voting power; or (c) a majority or more of the voting power.

Assuming compliance with the notice and informational filing requirements prescribed by the Ohio Control Share Acquisition Statute, the proposed control share acquisition may take place only if, at a duly convened special meeting of shareholders, the acquisition is approved as prescribed under the statute.

Applicability of Business Combination Chapter	United Community’s Articles of Incorporation waive the	Chapter 1704 of the Ohio Revised Code, known as the “Ohio Merger

United Community	Civista

application of the Business Combination Chapter under ICBL §23-1-43.

United Community’s Articles of Incorporation provide that approval for any business combination with a related party requires an affirmative vote of (i) at least 80% of the outstanding shares entitled to vote, and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a related person. This 80% voting requirement, however, is not applicable if (i) the Continuing Directors (as defined in United Community’s Articles of Incorporation) have approved the business combination by at least a 2/3 vote; provided that such approval be effective only if obtained at a meeting in which at least 2/3 of the Continuing Directors are capable of exercising the powers conferred upon them.

Moratorium Statute,” prohibits specified business combinations and transactions between an issuing public corporation and a beneficial owner of shares representing 10% or more of the voting power of corporation in the election of directors (an “interested shareholder”) for at least three years after the interested shareholder became such, unless the board of directors of the issuing public corporation approves either (1) the transaction or (2) the acquisition of the corporation’s shares that resulted in the person becoming an interested shareholder, in each case before the interested shareholder became an interested shareholder. Subsequent to the three years period after a person becomes an interested shareholder, certain transactions (as described within the statute) between the corporation and the interested shareholder may be permitted provided that certain statutory requirements are satisfied.

A corporation may elect not to be covered by the provisions of the Ohio Merger Moratorium Statute by the adoption of an appropriate amendment to its articles of incorporation. Civista has not provided such election and is, therefore, covered by the Ohio Merger Moratorium Statute.

Civista’s Articles of Incorporation provide that the board of directors shall, in addition to considering the adequacy of the amount to be paid in connection with any business combination, consider all the following factors and any other factors which it deems relevant: (i) the social and economic aspects of the

	United Community	Civista

transaction on Civista and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communication in which Civista and its subsidiaries operate or are located; (ii) the business and financial conditions and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon Civista and its subsidiaries operate or are located, and (iii) the competence, experience, and integrity of the acquiring Person or Persons and its or their management.

For Civista to approve any business combination, an 80% affirmative vote of Civista voting stock is required to approve any business combination in which a related person has an interest. This 80% voting requirement, however, is not applicable if (i) the continuing directors have approved the business combination by at least a two-thirds vote or (ii) certain conditions relating to the fairness of the transaction have been satisfied.

Indemnification	United Community’s Articles of Incorporation provide that United Community shall, to the fullest extent to which it is empowered to do so by the IBCL or any other applicable laws, as from time to time in effect, indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or	Civista’s Code of Regulations provides that Civista shall indemnify, to the full extent permitted or authorized by the OGCL, as it may from time to time be amended, any person made or threatened to be made a party to any suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of Civista, or is or was

United Community	Civista

investigative and whether formal or informal, by reason of the fact that he or she is or was a director, officer or employee of United Community, or who, while serving as such director, officer or employee of United Community, is or was serving at the request of United Community as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether for profit or not, against expenses (including attorneys’ fees), judgments, settlements, penalties and fines (including excise taxes assessed with respect to employee benefit plans) actually or reasonably incurred by him or her in accordance with such action, suit or proceeding, if he or she acted in good faith (as defined in United Community’s Articles of Incorporation) and in a manner he or she reasonably believed, in the case of conduct in his or her official capacity, was in the best interest of United Community, and in all other cases, was not opposed to the best interests of United Community, and with respect to any criminal action or proceeding, he or she either had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not meet the prescribed standard of conduct.

To the extent that a director, officer or employee of United Community has been successful, on the merits or otherwise, in the serving at the request of Civista as a director, trustee, officer, or employee of a bank, or other corporation, partnership, joint venture, trust or other enterprise, provided, however, that such person has acted in good faith and in a manner that the person reasonable believed to be in and not opposed to the best interest of Civista and, with respect to any criminal action or proceeding, such person has no reasonable cause to believe his or her conduct was unlawful, and provided further that Civista shall not indemnify a person with respect to such person’s willful misconduct. As a condition precedent to Civista’s indemnification as provided under its Code of Regulations, the person to be indemnified must first: (1) promptly notify the Civista’s President or Secretary of any actual or potential action, suit or proceeding; (2) except with respect to a criminal proceeding, authorize and permit Civista, in its sole discretion, to choose any legal counsel to defend and otherwise handle the action, suit or proceeding and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses); (3) except with respect to a criminal proceeding, permit Civista to assume total, complete and exclusive control of the action, suit or proceeding and matters related thereto (including, but not limited to, any counterclaims, cross-claims and defenses); and (4) in all respects, cooperate with Civista and its counsel in the defense or settlement of the action, suit or proceeding and in the prosecution or settlement of any counterclaims, cross-claims and defenses.

United Community	Civista

defense of any action, suit or proceeding referred to in the indemnification section of United Community’s Articles of Incorporation, or in the defense of any claim, issue or matter therein, United Community shall indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

United Community’s Articles of Incorporation provide that for any unsuccessful defense of any action, suit or proceeding referred to in the indemnification section of United Community’s Articles of Incorporation, United Community shall only authorize such indemnification in the specific case, upon a determination that indemnification of the director, officer or employee is permissible in the circumstances because he or she has met the applicable standard of conduct. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not at the time parties to such action, suit or proceeding; or (b) if a quorum cannot be obtained under subdivision (a), by a majority vote of a committee duly designated by the board of directors, consisting solely of two or more directors not at the time parties to such action, suit or proceeding; or (c) by special legal counsel: (i) selected by the board of directors or its committee in the manner prescribed in subdivision (a) or (b), or (ii) if a quorum of the board of directors cannot be obtained under subdivision (a) and a committee cannot be designated under subdivision (b), selected by a majority vote of the full board of

As it relates to indemnification, the OGCL provides that expenses, including attorney’s fees, incurred by any Civista director in defending an action, suit, or proceeding shall be paid by Civista as they are incurred, in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director in which the director agrees to the following: (i) repay that amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that the director’s action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to Civista or undertaken with reckless disregard for the best interests of Civista; and (ii) reasonably cooperate with the corporation concerning the action, suit, or proceeding.

	United Community	Civista

directors (in which selection directors who are parties may participate); or (d) by shareholders, but shares owned by or voted under the control of directors who are at the time parties to such action, suit or proceeding may not be voted on the determination.

United Community’s Articles of Incorporation provide that expenses incurred in connection with any civil or criminal action, suit or proceeding may be paid for or reimbursed by United Community in advance of the final disposition of such action, suit or proceeding upon the conditions set forth in United Community’s Articles of Incorporation.

United Community’s Articles of Incorporation provide that the rights of any individual to indemnification under United Community’s Articles of Incorporation shall vest upon the occurrence or performance of any event, act or omission giving rise to any action, suit or proceeding, and once vested, such right shall not be later be impaired as a result of any amendment, repeal, alteration or other modification of any or all of the preceding provisions.

Permissible Considerations of Certain Constituencies	The IBCL provides that United Community’s directors may, in considering the best interests of United Community, consider the effects of any action on shareholders, employees, suppliers, and customers of United Community, and communities in which offices or other facilities of United Community are located, and any other factors the director considers pertinent.	The OGCL provides that Civista’s directors, in determining what a director reasonably believes to be in the best interests of Civista, shall consider the interests of Civista’s shareholders and, in such director’s discretion, may consider any of the following: (1) the interests of Civista’s employees, suppliers, creditors, and customers; (2) the economy of the state and the union; (3) community and societal

	United Community	Civista

considerations; or (4) the long- term as well as short-term interests of Civista and its shareholders, including the possibility that such interests may be best served by the continued independence of Civista.

Change-of-Control Laws Related to State Banks	Section 28-1-2-23 of the Indiana Code provides change-of-control regulations that are applicable only to financial institutions chartered in the state of Indiana, or those holding companies that, directly or indirectly, control those financial institutions chartered in the state of Indiana. Consequently, such regulations are inapplicable to United Community, which is a federally chartered savings association.	OGCL Section 1115.06 provides change-of-control requirements that prohibit any person, acting directly or indirectly or in concert with one or more persons, from acquiring control of Civista or Civista Bank unless such person has given the Ohio Superintendent of Financial Institutions 60 days prior written notice and the Superintendent has not disapproved the acquisition. “Control”, as defined in OGCL Section 1115.06, means the power, directly or indirectly, to direct the management or policies of a state bank or bank holding company or to vote 25% or more of any class of voting securities of a state bank or bank holding company. Additionally, it is presumed, subject to rebuttal, that a person controls an Ohio bank or bank holding company if the person owns or has the power to vote 10% or more of any class of voting securities and either the bank or bank holding company has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 or no other person owns or has the power to vote a greater percentage of that class of voting securities.

PROPOSAL 3

(APPLICABLE ONLY TO CIVISTA SHAREHOLDERS)

ADOPTION OF AN AMENDMENT TO ARTICLE FOURTH OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES

(Item 3 on the Civista Proxy Card)

General

Civista shareholders are requested in Proposal 3 to consider and approve the adoption of an amendment to Article FOURTH of Civista’s Amended and Restated Articles of Incorporation (the “Restated Articles”) to increase the number of Civista’s common shares, without par value, from 20,000,000 to 40,000,000 (the “Amendment”). On April 17, 2018 the board of directors adopted resolutions approving and authorizing the Amendment and directing that the Amendment be submitted to a vote of the shareholders at the special meeting.

Reasons for Adoption of Proposed Amendment

Civista’s board of directors believes that the proposed Amendment, which is attached to this joint proxy statement/prospectus as Annex D, is advisable and in the best interests of Civista and its shareholders for several reasons. The authorization to increase the number of Civista common shares would provide Civista maximum flexibility to use its common shares for various corporate purposes, including, without limitation, to raise additional capital through private or public offerings of its equity securities, payment of consideration in connection with acquisitions or under commercial agreements that may be entered into the future, to effect share dividends, share splits or other recapitalizations, to issue equity consideration in connection with debt financing arrangements, and to enable Civista to reserve additional shares for issuance under equity incentive plans or warrants. Civista does not require the additional common shares authorized by the Amendment to complete the Merger.

As of June 4, 2018, 10,771,131 common shares were outstanding (which includes 1,601 common shares reserved for persons entitled to those common shares that have not yet exchanged stock certificates for Civista stock related to previous acquisitions) and 747,964 common shares were held by Civista as treasury shares. In connection with the consummation of the Merger approximately 4,331,495 Civista common shares will be issued to United Community shareholders (assuming no United Community stock options are exercised). Approximately 1,848,974 Civista common shares are reserved for issuance to the holders of the Civista’s Series B Preferred Shares and 269,495 Civista common shares are reserved for issuance under Civista’s incentive compensation plan. Assuming the completion of the Merger, the conversion of the Series B Preferred Shares and the issuance of the incentive compensation plan common shares, Civista would have approximately 17,969,059 common shares issued leaving only 2,030,941 common shares available for issuance, including treasury shares.

The availability of additional common shares is particularly important in the event that the board of directors determines to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking shareholder approval in connection with the contemplated action. If the Amendment is approved by the shareholders, the board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional common shares, except as may be required by applicable law or the listing standards of any securities exchange.

Description of Common Shares

The common shares are a typical and customary form of common equity and are publicly traded on the Nasdaq Capital Market. The holders of common shares are entitled to one vote per share on all matters to be voted upon by shareholders. The holders of common shares are not entitled to preemptive rights or to cumulate their votes in the election of directors. All common shares rank equally as to voting and all other matters. The holders of common shares are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors out of funds legally available for payment. Such dividends may be paid in cash, property or common shares.

Civista’s Restated Articles currently authorize the issuance of up to 20,200,000 shares consisting of 20,000,000 common shares, each without par value, and 200,000 preferred shares, each without par value. If the Amendment is adopted, an increase in the number of authorized common shares to 40,000,000 shares will increase Civista’s total authorized capitalization to 40,200,000 shares, which includes our previously authorized 200,000 preferred shares.

Vote Required

Under Ohio law and Civista’s Restated Articles, the adoption of the proposed Amendment to Article FOURTH of Civista’s Restated Articles requires the affirmative vote of the holders of a majority of Civista’s common shares outstanding and entitled to vote at the special meeting.

The proposal to adopt the amendment to Article FOURTH of Civista’s Restated Articles to authorize Civista to increase the number of authorized shares is a “non-routine” item. Therefore, a broker holding common shares for a beneficial owner in street name may vote on these proposals only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when a broker holding common shares for a beneficial owner is unable to vote a proposal because the proposal is non-routine and the beneficial owner does not provide any voting instructions. Broker non-votes and abstentions will have the same effect as votes “AGAINST” the proposal.

Recommendation of the Board of Directors

Civista’s board of directors recommends that the shareholders vote “for” the adoption of the amendment to Article FOURTH of Civista’s Amended and Restated Articles of Incorporation to authorize the increase of common shares from 20,000,000 to 40,000,000.

EXPERTS

The financial statements incorporated in this joint proxy statement/prospectus by reference to Civista’s Annual Report on Form 10-K for the year ended December 31, 2017 have been so incorporated in reliance on the report of S.R. Snodgrass, P.C., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements incorporated in this joint proxy statement/prospectus by reference to United Community’s annual report on Form 10-K for the period ended June 30, 2017 have been so incorporated in reliance on the report of Clark, Schaefer, Hackett & Co., an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION OF DOCUMENTS BY REFERENCE

Statements contained in this joint proxy statement/prospectus, or in any document incorporated by reference into this joint proxy statement/prospectus regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Civista and United Community to “incorporate by reference” into this joint proxy statement/prospectus documents Civista or United Community filed with the SEC, including certain information required to be included in the registration statement on Form S-4 filed by Civista to register the Civista common shares that will be issued in the Merger, of which this joint proxy statement/prospectus forms a part. This means that Civista and United Community can disclose important information to you by referring you to those documents. The information incorporated by reference into this joint proxy statement/prospectus is considered to be a part of this joint proxy statement/prospectus, and later information that Civista or United Community files with the SEC will update and supersede that information. Civista incorporates by reference the documents listed below and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date that the offering is terminated:

(a) Civista’s Annual Report on Form 10-K (the “Civista 2017 Form 10-K”) for the fiscal year ended December 31, 2017;

(b) Civista’s Quarterly Report on Form 10-Q for the period ended March 31, 2018;

(c) All other reports filed by Civista pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2017, including the Current Reports on Form 8-K filed with the Commission on May 23, 2018, May 10, 2018, May, 1, 2018, April 19, 2018, April 17, 2018, April 13, 2018, February 2, 2018, January 16, 2018, January 12, 2018, and January 12, 2018;

(d) The information contained in the Civista’s Proxy Statement dated March 15, 2018, for its Annual Meeting of Shareholders held on April 17, 2018, that has been incorporated by reference in the 2017 Form 10-K and was filed with the Commission on Schedule 14A on March 15, 2018;

(e) The description of Civista’s common shares as contained in Civista’s Form 8-K filed with the Commission on May 23, 2018, or contained in any subsequent amendment or report filed for the purpose of updating such description; and

(f) The descriptions of Civista’s outstanding Series B depositary shares and Civista’s series B preferred shares included in our Registration Statement on Form 8-A filed with the SEC on November 12, 2013, including all amendments and reports filed for the purpose of updating such descriptions.

United Community incorporates by reference the documents listed below and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date that the United Community shareholder meeting is held:

(a) United Community’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017;

(b) United Community’s Quarterly Reports on Form 10-Q for periods ended September 30, 2017, December 31, 2017 and March 31, 2018; and

(c) All other reports filed by United Community pursuant to Section 13(a) or 15(d) of the Exchange Act since June 30, 2017, including the Current Reports on Form 8-K filed with the Commission on May 1, 2018, May 11, 2018 March 12, 2018, February 9, 2018, February 1, 2018, December 11, 2017, November 13, 2017, October 31, 2017, August 28, 2017, August 11, 2017, August 7, 2017 and July 6, 2017.

Notwithstanding the foregoing, information furnished by Civista or United Community on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this joint proxy statement/prospectus.

You may obtain the information incorporated by reference and any other materials Civista or United Community files with the SEC without charge by following the instructions in the section entitled “WHERE YOU CAN FIND MORE INFORMATION” on page 1 of this joint proxy statement/prospectus.

This joint proxy statement/prospectus does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained or incorporated by reference into this joint proxy statement/prospectus to vote your common shares of Civista or United Community at the relevant special meeting. Civista and United Community have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated June 15, 2018. You should not assume that the information contained in this joint proxy statement/ prospectus is accurate as of any date other than that date, and the mailing of this joint proxy statement/prospectus to shareholders does not create any implication to the contrary.

LEGAL OPINIONS

Prior to the effective time of the Merger, Tucker Ellis will deliver its opinion to both Civista and United Community, and Kilpatrick Townsend & Stockton LLP will deliver its opinion to United Community, as to certain United States federal income tax consequences of the Merger. Please see the section entitled “THE MERGER—Material U.S. Federal Income Tax Consequences” beginning on page 101 of this joint proxy statement/prospectus. The validity of the Civista and United Community common shares to be issued in connection with the Merger has been passed upon for Civista by Tucker Ellis.

ANNEX A – Merger Agreement

AGREEMENT AND PLAN OF MERGER

by and between

CIVISTA BANCSHARES, INC.,

CIVISTA BANK,

UNITED COMMUNITY BANCORP,

and

UNITED COMMUNITY BANK

Dated as of March 11, 2018

A-ii

A-iii

EXHIBIT A — FORM OF SELLER VOTING AGREEMENT

EXHIBIT B — FORM OF PARENT VOTING AGREEMENT

EXHIBIT C — FORM OF BANK MERGER AGREEMENT

A-iv

INDEX OF DEFINED TERMS

Term	Section
Acquisition Proposal	6.11(f)(i)
affiliate	9.6
Agreement	Preamble
Articles of Merger	1.3
Average Closing Price	8.1(h)
Bank Merger	1.11
Bank Merger Act	4.4
Bank Merger Agreement	1.11
Bank Merger Certificates	1.11
BHC Act	4.1(a)
business day	9.6
CAA	3.16
Cash Consideration	1.6(a)(i)
CERCLA	3.16
Certificate of Merger	1.3
Chosen Courts	9.9(b)
Closing	1.2
Closing Date	1.2
Code	Recitals
Confidentiality Agreement	6.2(b)
Conversion	6.2(d)
CWA	3.16
Depositary Shares	4.2(a)
Determination Date	8.1(h)
Determination Period	8.1(h)
Effective Time	1.3
Effective Time Value	1.7(a)
Enforceability Exceptions	3.3(a)
Environmental Law	3.16
ERISA	3.11(a)
ESOP	3.11(q)
ESOP Trustee	6.6(f)
ESOP Vote	6.6(f)
Exception Shares	1.6(a)
Exchange Act	3.4
Exchange Agent	2.1
Exchange Fund	2.1
Exchange Ratio	1.6(a)(ii)
Excluded Shares	1.6(a)
Exit Action	6.11(d)
FDIC	3.4
Federal Reserve Board	3.4
Final Index Price	8.1(h)
GAAP	3.1(a)
Governmental Entity	3.4
Hazardous Materials	3.16
HOLA	3.1(a)
Holder	2.2(a)
HSR Act	3.4
IBCL	1.1

A-v

Term	Section
Include	9.6
Index Group	8.1(h)
Index Price	8.1(h)
Indiana Business Combinations Statute	3.23
Indiana Secretary of State	1.3
Intellectual Property	3.20
Investment Advisers Act	3.28(a)
IRS	3.10(a)
knowledge of Parent	9.6
knowledge of Seller	9.6
Liens	3.2(c)
Loans	3.26(a)
made available	9.6
Material Adverse Effect	3.1(a)
Materially Burdensome Regulatory Condition	6.1(c)
Merger	Recitals
Merger Consideration	1.6(a)
Multiemployer Plan	3.11(h)
Multiple Employer Plan	3.11(h)
NASDAQ	3.2(b)
New Certificates	1.6(b)
New Plans	6.6(b)
Notice Period	6.11(d)(ii)
OCC	3.4
ODFI	4.4
OGCL	1.1
Ohio Secretary	1.3
Old Certificate	1.6(b)
Open Tax Year Period	3.10(a)
Parent	Preamble
Parent Articles	1.8
Parent Bank	Preamble
Parent Common Stock	1.5
Parent Disclosure Schedule	Article IV
Parent Equity Awards	4.2(a)
Parent Financial Statements	4.6(a)
Parent Meeting	6.3(c)
Parent Preferred Stock	1.5
Parent Ratio	8.1(h)(i)
Parent Regulations	1.9
Parent Regulatory Agreement	4.11
Parent Restricted Stock Award	4.2(a)
Parent SEC Reports	4.5(b)
Parent Stock Options	4.2(a)
Parent Stock Plans	4.2(a)
Parent Subsidiary	4.1(b)
PBGC	3.11(g)
Permitted Encumbrances	3.18
person	9.6
PPACA	3.11(s)
Premium Cap	6.7(b)
Proxy Statement	3.4

A-vi

Term	Section
RCRA	3.16
Regulatory Agencies	3.5(a)
Related Person	5.2(z)
Representatives	6.11(a)
Requisite Parent Vote	4.3(a)
Requisite Regulatory Approvals	7.1(e)
Requisite Seller Vote	3.3(a)
S-4	3.4
SEC	3.4
Securities Act	3.2(a)
Seller	Preamble
Seller Articles	3.1(a)
Seller Bank	Preamble
Seller Bank Deposit Liabilities	3.31
Seller Benefit Plans	3.11(a)
Seller Bylaws	3.1(a)
Seller Common Stock	1.6(a)
Seller Contract	3.13(b)
Seller Disclosure Schedule	Article III
Seller Equity Awards	2.2(g)
Seller ERISA Affiliate	3.11(a)
Seller Financial Statements	3.6(a)
Seller Indemnified Parties	6.7(a)
Seller Leased Properties	3.18
Seller Meeting	6.3(a)
Seller Owned Properties	3.18
Seller Preferred Stock	3.2(a)
Seller Qualified Plans	3.11(d)
Seller Real Property	3.18
Seller Regulatory Agreement	3.14
Seller Restricted Stock Award	1.7(b)
Seller SEC Reports	3.5(b)
Seller Stock Option	1.7(a)
Seller Stock Plan	1.7(d)
Series A Stock	4.2(a)
Series B Stock	4.2(a)
Simultaneous Conversion Election	6.2(d)
Starting Index Price	8.1(h)
Starting Price	8.1(h)
Stock Consideration	1.6(a)(ii)
Subsidiary	3.1(a)
Superior Proposal	6.11(f)(ii)
Surviving Corporation	Recitals
Takeover Statutes	3.23
Tax	3.10(b)
Tax Return	3.10(c)
Termination Date	8.1(c)
Termination Fee	8.2(b)(i)
the date hereof	9.6
Treasury Stock	1.6(a)
Voting Agreement	Recitals

A-vii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of March 11, 2018 (this “Agreement”), is entered into by and between Civista Bancshares, Inc., an Ohio corporation (“Parent”); Parent’s wholly owned subsidiary, Civista Bank, a commercial savings bank chartered under the laws of the State of Ohio (“Parent Bank”); United Community Bancorp, an Indiana corporation (“Seller”); and Seller’s wholly owned subsidiary, United Community Bank, a savings bank chartered under the laws of the United States (“Seller Bank”).

RECITALS:

WHEREAS, the Boards of Directors of Parent and Seller have determined that it is in the best interests of their respective companies and their shareholders to consummate the strategic business combination transaction provided for herein, pursuant to which Seller will, subject to the terms and conditions set forth herein, merge with and into Parent (the “Merger”), so that Parent is the surviving corporation (hereinafter sometimes referred to in such capacity as the “Surviving Corporation”) in the Merger; and

WHEREAS, a condition to the willingness of Parent and Seller to enter into this Agreement, each executive officer and each member of the Board of Directors of Seller has entered into an agreement dated as of the date hereof and substantially in the form of Exhibit A hereto, pursuant to which he or she will vote his or her shares of Seller Common Stock, and each member of the Board of Directors of Parent has entered into an agreement dated as of the date hereof and substantially in the form of Exhibit B hereto, pursuant to which he or she will vote his or her shares of Parent Common Stock, in favor of this Agreement and the transactions contemplated hereby (each a “Voting Agreement”); and

WHEREAS for Federal income tax purposes, it is intended that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a plan of reorganization for purposes of Sections 354 and 361 of the Code; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I. THE MERGER

1.1 The Merger.

Subject to the terms and conditions of this Agreement, in accordance with Ohio Revised Code Chapter 1701, the Ohio General Corporation Law (the “OGCL”), and Article I of Title 23 of the Indiana Code (the “IBCL”), at the Effective Time, Seller shall merge with and into Parent. Parent shall be the Surviving Corporation in the Merger, and shall continue its corporate existence under the laws of the State of Ohio. Upon consummation of the Merger, the separate corporate existence of Seller shall terminate.

1.2 Closing.

Subject to the terms and conditions of this Agreement, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., Eastern Time, at the offices of Tucker Ellis LLP, on a date that shall be no later than three (3) business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII hereof (other than those conditions that by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver thereof), unless another date, time or place is agreed to in writing by Parent and Seller. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

1.3 Effective Time.

Subject to the terms and conditions of this Agreement, on or before the Closing Date, Parent and Seller shall cause to be filed a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Ohio (the “Ohio Secretary”) and Articles of Merger (the “Articles of Merger”) with the Secretary of State of the State of Indiana (the “Indiana Secretary of State”). The Merger shall become effective as of the date and time specified in the Certificate of Merger or, if no such date and time are specified, shall become effective upon filing of the Certificate of Merger (such date and time, the “Effective Time”).

1.4 Effects of the Merger.

At and after the Effective Time, the Merger shall have the effects set forth in the applicable provisions of the OGCL and the IBCL.

1.5 Parent Stock.

At and after the Effective Time, each common share, without par value, of Parent (the “Parent Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding common share of the Surviving Corporation and shall not be affected by the Merger; and each preferred share, without par value, of Parent (the “Parent Preferred Stock”) issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding preferred share of the Surviving Corporation and shall not be affected by the Merger.

1.6 Conversion of Seller Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Seller or the holder of any of the following securities:

(a) Each share of common stock, par value $0.01 per share, of Seller issued and outstanding immediately prior to the Effective Time (the “Seller Common Stock”), except for (1) shares of Seller Common Stock owned by Seller as treasury stock (“Treasury Stock”) or (2) shares of Seller Common Stock owned by Seller or Parent (together with the Treasury Stock, the “Excluded Shares”) (other than shares of Seller Common Stock held in any Seller Benefit Plans or related trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity or as a result of debts previously contracted (collectively, the “Exception Shares”)), shall be converted, in accordance with the procedures set forth in this Agreement, into the right to receive the following (the “Merger Consideration”), without interest,

(i)	$2.54 in cash (the “Cash Consideration”); and

(ii)	1.027 (the “Exchange Ratio”) common shares (the “Stock Consideration”) of Parent, it being understood that upon the Effective Time, pursuant to Section 1.5, the Parent Common Stock, including the shares issued to former holders of Seller Common Stock as Merger Consideration, shall be the common stock of the Surviving Corporation.

(b) All of the shares of Seller Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Seller Common Stock, including, for this purpose, any restricted stock outstanding pursuant to a Seller Restricted Stock Award as evidenced by a certificate (each, an “Old Certificate”; it being understood that any reference herein to an “Old Certificate” shall be deemed to include reference to book-entry accounts evidencing ownership of shares of Seller Common Stock) shall thereafter represent only the right to receive (i) the Merger Consideration in accordance with, and subject to, Section 1.6(a), (ii) cash in lieu of any fractional shares that the shares of Seller Common Stock represented by such Old Certificate have been converted into the right to receive pursuant to this Section 1.6 and Section 2.2(e), without any interest thereon and (iii) any dividends or distributions that the holder thereof has the right to receive pursuant to Section 2.2(b). Old Certificates previously representing shares of Seller Common Stock shall be exchanged for (i) evidence of shares in book entry form or at Parent’s option, certificates (collectively referred to herein as “New Certificates”), representing the Stock Consideration, (ii) cash in lieu of fractional shares issued in consideration therefor, and (iii) the Cash Consideration, upon the surrender of such Old Certificates in accordance with Section 2.2, without any interest thereon. If, prior to the Effective Time, the outstanding shares of Parent Common Stock or Seller Common Stock shall have been increased, decreased, or changed into or exchanged for a different number or kind of shares or securities, in any such case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or there shall be any extraordinary dividend or distribution, an appropriate and proportionate adjustment shall be made to the Merger Consideration to give holders of Seller Common Stock the same economic effect as contemplated by this Agreement prior to such event.

(c) Notwithstanding anything in this Agreement to the contrary, at the Effective Time, all Excluded Shares (other than the Exception Shares) shall be cancelled and shall cease to exist and neither the Merger Consideration nor any other consideration shall be delivered in exchange therefor.

1.7 Treatment of Seller Equity Awards.

(a) Immediately prior to the Effective Time, each option to acquire shares of Seller Common Stock that is outstanding and unexercised immediately prior thereto (“Seller Stock Option”), pursuant to the terms of the Seller Stock Plans and the option surrender agreement, shall automatically become vested and shall be cancelled and, subject to Parent’s receipt of an option surrender agreement in a form acceptable to Seller and Parent, converted into the right to receive from Seller Bank the amount by which the sum of $2.54 and the Effective Time Value per share exceeds the exercise or strike price of such Seller Stock Option. The number and terms of Seller Stock Options will not exceed or differ from the number and terms disclosed in Section 3.2(a) of the Seller Disclosure Schedule. If the exercise price of a Seller Stock Option equals or exceeds the sum of $2.54 and the Effective Time Value, such Seller Stock Option will be cancelled without any payment in exchange. Seller Bank shall be entitled to deduct and withhold from any amounts payable in respect of any Seller Stock Option all such amounts as Seller Bank is required to deduct and withhold under the Code or any provisions of state, local, or foreign Tax law. “Effective Time Value” means the product of (A) the average of the per share closing price of a share of Parent Common Stock on the NASDAQ (as reported in the Wall Street Journal, or, if not reported therein, in another authoritative source) during the five (5) consecutive full trading days ending on the trading day prior to the Effective Time and (B) the Exchange Ratio.

(b) At the Effective Time, any vesting restrictions on each share of restricted stock outstanding immediately prior thereto pursuant to the Seller Stock Plans (“Seller Restricted Stock Award”) shall automatically lapse and shall be treated as issued and outstanding shares of Company Common Stock for the purposes of this Agreement, including but not limited to, the provisions of Section 1.6. Promptly, and in any event within five (5) business days following the Effective Time, Parent shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the Merger Consideration payable in respect of any Seller Restricted Stock Award all such amounts as Parent is required to deduct and withhold under the Code or any provisions of state, local, or foreign Tax law, with such amounts, if any, first being deducted from the cash portion of the Merger Consideration, if any, due to such holder.

(c) At or prior to the Effective Time, Seller, the Board of Directors of Seller and/or its compensation committee, as applicable, shall adopt any resolutions and take any actions that are necessary to effectuate the provisions of this Section 1.7.

(d) For purposes of this Agreement, the “Seller Stock Plans” means the Seller 2006 Equity Incentive Plan and Seller 2014 Equity Incentive Plan, and “Seller Stock Plan” means either of such plans, as applicable.

1.8 Articles of Incorporation of Surviving Corporation.

At the Effective Time, the Articles of Incorporation of Parent, as amended (the “Parent Articles”), as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with their terms and applicable law.

1.9 Regulations of Surviving Corporation.

At the Effective Time, the Code of Regulations of Parent, as amended and restated (the “Parent Regulations”), as in effect immediately prior to the Effective Time, shall be the Code of Regulations of the Surviving Corporation until thereafter amended in accordance with their terms and applicable law.

1.10 Tax Consequences.

It is intended that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement is intended to be and is adopted as a “plan of reorganization” for the purposes of Sections 354 and 361 of the Code.

1.11 Bank Merger.

Subject to Section 6.13, immediately following the Merger, Seller Bank will merge with and into Parent Bank (the “Bank Merger”) pursuant to an agreement and plan of merger, the form of which is attached hereto as Exhibit C (the “Bank Merger Agreement”). Subject to Section 6.13, Parent Bank shall be the surviving entity in the Bank Merger and, following the Bank Merger, the separate corporate existence of Seller Bank shall cease. The parties agree that the Bank Merger shall become effective at the time specified in the Bank Merger Certificates for the Bank Merger or, if no time is specified, shall become effective upon filing. Prior to the Effective Time, Seller shall cause Seller Bank, and Parent shall cause Parent Bank, to execute a certificate of merger and such other documents and certificates as are necessary to make the Bank Merger effective (the “Bank Merger Certificates”) immediately following the Effective Time.

ARTICLE II. EXCHANGE OF SHARES

2.1 Parent to Make Merger Consideration Available.

At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with American Stock Transfer & Trust Company, LLC (the “Exchange Agent”), for the benefit of the holders of Old Certificates, for exchange in accordance with this Article II, (a) New Certificates (if any, and if no certificates are being issued, evidence of book entry ownership) representing the aggregate Stock Consideration to be issued pursuant to Section 1.6 and Section 1.7 and exchanged pursuant to Section 2.2(a), and (b) cash in an amount sufficient to pay (i) the aggregate Cash Consideration payable to holders of Seller Common Stock (including any restricted stock outstanding pursuant to a Seller Restricted Stock Award) and (ii) cash in lieu of any fractional shares (such cash and New Certificates described in the foregoing clauses (a) and (b), together with any future dividends or distributions with respect thereto, being hereinafter referred to as the “Exchange Fund”). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent, provided that no such investment or losses thereon shall affect the amount of Merger Consideration payable or the amount of payments due under Section 1.7(a). Any interest and other income resulting from such investments shall be paid to Parent.

2.2 Exchange of Shares.

(a) As promptly as practicable after the Effective Time, but in no event later than five (5) business days thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of shares of Seller Common Stock (including any restricted stock outstanding pursuant to a Seller Restricted Stock Award) (a “Holder”) (i) a letter of transmittal (that shall specify that delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon proper delivery of the Old Certificates to the Exchange Agent),

(ii) instructions for use in effecting the surrender of the Old Certificates in exchange for the Merger Consideration to which such Holder shall have become entitled in accordance with, and subject to, Section 1.6(a) (including any cash in lieu of fractional shares that the shares represented by such Old Certificate or Old Certificates shall have been converted into the right to receive pursuant to this Agreement) as well as any dividends or distributions to be paid pursuant to Section 2.2(b). From and after the Effective Time, upon proper surrender of an Old Certificate or Old Certificates for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal duly executed, the Holder shall be entitled to receive in exchange therefor, as applicable, (i) a New Certificate representing the Stock Consideration to which such Holder shall have become entitled to receive in accordance with, and subject to, Section 1.6(a) and (ii) a check representing the amount of (A) the Cash Consideration that such Holder has the right to receive in respect of the surrendered Old Certificate or Old Certificates in accordance with, and subject to, Section 1.6(a) (B) any cash in lieu of fractional shares that such Holder has the right to receive in respect of the surrendered Old Certificate or Old Certificates pursuant to Section 2.2(e) and (C) any dividends or distributions that the Holder has the right to receive pursuant to Section 2.2(b), and the Old Certificate or Old Certificates so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the Cash Consideration, any cash in lieu of fractional shares, or dividends payable to Holders. Until surrendered as contemplated by Section 2.2, each Old Certificate shall be deemed at any time after the Effective Time to represent only the right to receive, upon surrender, the Merger Consideration and any cash in lieu of fractional shares or in respect of dividends or distributions as contemplated by this Section 2.2.

(b) No dividends or other distributions declared with respect to Parent Common Stock shall be paid to the Holder of any unsurrendered Old Certificate until such Holder shall surrender such Old Certificate in accordance with this Article II. After the surrender of an Old Certificate in accordance with this Article II, the Holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, that theretofore had become payable with respect to the Stock Consideration that the shares of Seller Common Stock represented by such Old Certificate have been converted into the right to receive.

(c) If any New Certificate representing shares of Parent Common Stock is to be issued in a name other than that in which the Old Certificate or Old Certificates surrendered in exchange therefor is or are registered, it shall be a condition of the issuance thereof that the Old Certificate or Old Certificates so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other similar Taxes required by reason of the issuance of a New Certificate representing shares of Parent Common Stock in any name other than that of the registered holder of the Old Certificate or Old Certificates surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(d) After the Effective Time, there shall be no transfers on the stock transfer books of Seller of the shares of Seller Common Stock that were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Old Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the applicable Merger Consideration, cash in lieu of fractional shares and dividends or distributions that the holder presenting such Old Certificates is entitled to, as provided in this Article II.

(e) Notwithstanding anything to the contrary contained herein, no New Certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Old Certificates, no dividend or distribution with respect to Parent Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of Parent; provided that, when determining the fractional shares to be cashed out, all resulting fractional shares held by the same Holder shall, to the extent practicable, be combined into the greatest number of whole shares of Parent Common Stock as possible, and thereafter the holder shall receive cash in lieu of any remaining fractional share. In lieu of the issuance of any such fractional share, Parent shall pay to each former shareholder of Seller who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the Effective Time Value by (ii) the fraction of a share (rounded to the nearest thousandth when expressed in decimal form) of Parent Common Stock that such holder would otherwise be entitled to receive pursuant to Section 1.6.

(f) Any portion of the Exchange Fund that remains unclaimed by the shareholders of Seller for one (1) year after the Effective Time, if Parent so elects by notice to the Exchange Agent, shall be paid to the Surviving Corporation. If Parent so elects, any former shareholders of Seller who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration, cash in lieu of any fractional shares and any unpaid dividends and distributions on the Parent Common Stock deliverable in respect of each former share of Seller Common Stock (including any restricted stock outstanding pursuant to a Seller Restricted Stock Award) such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Parent, Seller, the Surviving Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of Seller Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(g) Parent shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the applicable Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock, cash dividends or distributions payable pursuant to this Section 2.2 or any other amounts otherwise payable pursuant to this Agreement to any holder of Seller Common Stock, Exception Shares, Seller Stock Options or Seller Restricted Stock Awards (Seller Stock Options and Seller Restricted Stock being referred to as the “Seller Equity Awards”) such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, as the case may be, and paid over to the appropriate governmental authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Seller Common Stock or Seller Equity Award in respect of which the deduction and withholding was made by Parent or the Exchange Agent, as the case may be.

(h) In the event any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by Parent or the Exchange Agent, the posting by such person of a bond in such amount as Parent or the Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Old Certificate, the Exchange Agent or Parent, as applicable, will issue in exchange for such lost, stolen or destroyed Old Certificate the applicable Merger Consideration and any cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Parent as set forth in this Article III, except as disclosed in the disclosure schedule delivered by Seller to Parent concurrently with the execution of this Agreement (the “Seller Disclosure Schedule”); provided, that (a) the mere inclusion of an item in the Seller Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Seller that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect and (b) any disclosures made with respect to a section of this Article III shall be deemed to qualify (i) any other section of this Article III specifically referenced or cross-referenced and (ii) any other sections of this Article III to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections.

3.1 Corporate Organization.

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and is registered with the Federal Reserve Board as a savings and loan holding company under the Home Owners Loan Act (“HOLA”). Seller has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted in all material respects. Seller is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, either individually or in the aggregate, reasonably be likely to have a Material Adverse Effect on Seller. As used in this Agreement, the term “Material Adverse Effect” means, with respect to Parent, Seller or the Surviving Corporation, as the case may be, a material adverse effect on (i) the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries taken as a whole (provided, however, that, with respect to this clause (i), Material Adverse Effect shall not be deemed to include the impact of (A) changes, after the date hereof, in U.S. generally accepted accounting principles (“GAAP”) or applicable regulatory accounting requirements, or changes in interest rates or general economic conditions, (B) changes, after the date hereof, in laws, rules or regulations, or interpretations thereof by courts or Governmental Entities, that apply to financial and/or depository institutions and/or their holding companies generally, (C) changes, after the date hereof, in global, national or regional political conditions (including the outbreak of war or acts of terrorism) or in economic or market conditions affecting the financial services industry generally and not specifically relating to such party or its Subsidiaries, (D) the failure, in and of itself, to meet earnings projections or internal financial forecasts or any decrease in the market price of a party’s common stock, but not including the underlying causes thereof, (E) disclosure or consummation of the transactions contemplated hereby or actions expressly required by this Agreement in contemplation of the transactions contemplated hereby, (F) any claim, suit, action, audit, arbitration, investigation, inquiry or other proceeding or order initiated other than by a party to this Agreement that in any manner challenges, seeks to prevent, enjoin, alter or delay, or seeks damages as a result of or in connection with, the transactions this Agreement contemplates, (G) actions or omissions taken pursuant to the written consent or request of Parent, in the case of Seller, or the written consent or request of Seller, in the case of Parent, including expenses incurred by the parties in consummating the transactions contemplated by this Agreement (H) public disclosure of any matter to the extent that (1) it is disclosed in reasonable detail in the party’s disclosure schedule delivered to the other party pursuant to this Agreement or in the Parent Financial Statements or Seller Financial Statements for periods prior to the date of this Agreement, as applicable, and (2) such disclosed matter does not worsen in a materially adverse manner; except, with respect to subclauses (A), (B), (C) or (D), to the extent that the effects of such change are materially disproportionately adverse to the business, properties, assets, liabilities, results of operations or financial condition of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (ii) the ability of such party to timely consummate the transactions contemplated hereby. As used in this Agreement, the word “Subsidiary” when used with respect to any party, means any corporation, partnership, limited liability company, bank, trust or other organization, whether incorporated or unincorporated, that is (x) consolidated with such party for financial reporting purposes or (y) directly or indirectly (through one or more intermediaries) controlled by or owned more than fifty percent by such party. True and complete copies of the Articles of Incorporation of Seller (the “Seller Articles”) and the Bylaws of Seller (the “Seller Bylaws”), as in effect as of the date of this Agreement, have previously been made available by Seller to Parent.

(b) Each Subsidiary of Seller (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Seller and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of any Subsidiary of Seller to pay dividends or distributions except, in the case of a Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. Section 3.1(b) of the Seller Disclosure Schedule sets forth a true and complete list of all Subsidiaries of

Seller as of the date hereof. There is no person whose results of operations, cash flows, changes in shareholders’ equity or financial position are consolidated in the financial statements of Seller other than the Subsidiaries of Seller.

3.2 Capitalization.

(a) The authorized capital stock of Seller consists of twenty-five million 25,000,000 shares of Seller Common Stock, and one million (1,000,000) shares of serial preferred stock, par value, $0.01 per share (“Seller Preferred Stock”). No shares or other voting securities of Seller are issued, reserved for issuance or outstanding, other than (i) 4,472,023 shares of Seller Common Stock issued and outstanding, which number includes 41,841 shares of Seller Common Stock granted in respect of outstanding Seller Restricted Stock Awards, (ii) 212,563 shares of Seller Common Stock reserved for issuance upon the exercise of outstanding Seller Stock Options, and (iii) 931,945 shares of Seller Common Stock held in treasury. Since December 31, 2017 through the date hereof, Seller has not issued or repurchased any Seller Common Stock, other shares of its capital stock or other voting securities or securities convertible or exchangeable into, or exercisable for, Seller Common Stock, shares of its capital stock or other voting securities or any options, warrants, or other rights of any kind to acquire Seller Common Stock, any shares of its capital stock or other voting securities of Seller. All of the issued and outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which shareholders of Seller may vote are issued or outstanding. There are no contractual obligations of Seller or its Subsidiaries pursuant to which Seller or its Subsidiaries could be required to register shares of capital stock or other securities of Seller or its Subsidiaries under the Securities Act of 1933, as amended (the “Securities Act”). No trust preferred or subordinated debt securities of Seller or any of its Subsidiaries are issued or outstanding. Other than Seller Equity Awards issued prior to the date of this Agreement, as of the date of this Agreement there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating Seller to issue, transfer, sell, purchase, redeem or otherwise acquire, any shares of capital stock or voting securities of Seller or any security exercisable for, exchangeable for, or convertible into shares of capital stock or voting securities of Seller. Section 3.2(a) of the Seller Disclosure Schedule sets forth a true, correct and complete list of all Seller Equity Awards outstanding as of [December 31, 2017], specifying, on a holder-by-holder basis, (A) the name of each holder, (B) the number of shares subject to each such Seller Equity Award, (C) the grant date of each such Seller Equity Award, (D) the Seller Stock Plan under which such Seller Equity Award was granted, (E) the exercise price for each such Seller Equity Award that is a Seller Stock Option, and (F) the expiration date of each such Seller Equity Award that is a Seller Stock Option. Other than the Seller Equity Awards, no equity-based awards (including any cash awards where the amount of payment is determined in whole or in part based on the price of any capital stock of Seller or any of its Subsidiaries) are outstanding.

(b) Except as set forth in Section 3.2(b) of the Seller Disclosure Schedule, there are no voting trusts, shareholder agreements, proxies or other agreements in effect pursuant to which Seller or any of its Subsidiaries has a contractual or other obligation with respect to the voting or transfer of the Seller Common Stock or other equity interests of Seller. As of the date of this Agreement, Seller does not have in effect a “poison pill” or similar shareholder rights plan (other than any such plan as to which the rights granted thereunder have expired). Seller’s Shareholders are not entitled to dissenters’ rights under IBCL Chapter 23-1-44, because the shares of Seller Common Stock are traded on the NASDAQ Stock Market LLC (“NASDAQ”).

(c) Seller owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity ownership interests of each of the Subsidiaries of Seller, free and clear of any liens, pledges, charges, encumbrances and security interests whatsoever (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Subsidiary of Seller has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

3.3 Authority; No Violation.

(a) Seller has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly approved by the Board of Directors of Seller. The Board of Directors of Seller has determined that the Merger, on the terms and conditions set forth in this Agreement, is in the best interests of Seller and its shareholders and has directed that this Agreement and the transactions contemplated hereby be submitted to Seller’s shareholders for adoption at a meeting of such shareholders and has adopted a resolution to the foregoing effect. Except for (i) the adoption of this Agreement by the affirmative vote of holders of Seller Common Stock who are entitled to cast at least a majority of the total votes that all holders of Seller Common Stock are entitled to cast on the matter (the “Requisite Seller Vote”), and (ii) the adoption and approval of the Bank Merger Agreement by the Board of Directors of Seller Bank and Seller as its sole shareholder, no other corporate proceedings on the part of Seller are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and (assuming due authorization, execution and delivery by Parent) constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting insured depository institutions and their holding companies or the rights of creditors generally and subject to general principles of equity, whether applied in a court of law or a court of equity (the “Enforceability Exceptions”)).

(b) Neither the execution, delivery and performance of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby, will (i) violate any provision of the Seller Articles or the Seller Bylaws or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (x) violate any law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Seller or any of its Subsidiaries or any of their respective properties or assets or (y) except as set forth in Section 3.3(b)(ii)(y) of the Seller Disclosure Schedule, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Seller or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Seller or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound.

3.4 Consents and Approvals.

Except for (i) the filing of applications, filings and notices, as applicable, with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) under the HOLA, and approval of such applications, filings and notices, (ii) the filing of applications, filings and notices, as applicable, with the Office of the Comptroller of the Currency (the “OCC”) in connection with the Bank Merger, and approval of such applications, filings and notices, (iii) the filing of applications, filings and notices, as applicable, with the Federal Deposit Insurance Corporation (“FDIC”), and approval of such applications, filings and notices, (iv) the filing of any required applications, filings or notices with any state banking authorities listed on (or that should be listed on) Section 4.4 of the Parent Disclosure Schedule, and approval of such applications, filings and notices, (v) the filing with the Securities and Exchange Commission (the “SEC”) of the registration statement on Form S-4 in which a proxy statement relating to the meeting of Seller’s Shareholders to be held in connection with this Agreement (the “Proxy Statement”) will be included as part of a prospectus, to be filed with the SEC by Parent in connection with the transactions contemplated by this Agreement (the “S-4”) and declaration of effectiveness of the S-4, (vi) the filing of the Certificate of Merger with the Ohio Secretary pursuant to the OGCL and with Indiana Secretary of State pursuant to the IBCL and the filing of the Bank Merger Certificates, (vii) the filing of any notices or other filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (viii) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Parent Common Stock pursuant to this Agreement and the approval of the listing of such Parent Common Stock on the NASDAQ, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental authority or instrumentality or NASDAQ (each a “Governmental Entity”) are necessary in connection with (A) the execution and delivery by Seller of this Agreement or (B) the consummation by Seller of the Merger and the other transactions contemplated hereby (including the Bank Merger). As of the date hereof, to the knowledge of Seller, there is no reason related to Seller why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis.

3.5 Reports.

(a) Seller and each of its Subsidiaries have timely filed (or furnished as applicable) all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since July 1, 2012 with (i) any state regulatory authority, (ii) the SEC, (iii) the Federal Reserve Board, (iv) the FDIC, (v) the OCC, (vi) any foreign regulatory authority, and (vii) NASDAQ (collectively “Regulatory Agencies”), and have paid all fees and assessments due and payable in connection therewith, except in any case which failures to file (or furnish reports, registrations and statements), or pay such fees and assessment, that would not reasonably be likely, either individually or in the aggregate, to have a material effect on Seller’s compliance with requirements of the Regulatory Agencies. All such reports, registrations and statements, together with any amendments made with respect thereto, complied in all material respects with applicable requirements of law and rules and regulations in effect at the time such reports, registrations and statements were filed and contained in all material respects the information required to be stated therein. Except for examinations of Seller and its Subsidiaries conducted by a Regulatory Agency in the ordinary course of business, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of Seller, threatened any investigation into the business or operations of Parent or any of its Subsidiaries since July 1, 2012. There is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of Seller or any of its Subsidiaries.

(b) An accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Seller or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act, as the case may be since July 1, 2012 (the “Seller SEC Reports”), is publicly available. No such Seller SEC Report, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed or furnished as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Seller SEC Reports filed or furnished under the Securities Act and the Exchange Act complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Seller has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding comments from, or material unresolved issues raised by, the SEC with respect to any of the Seller SEC Reports.

3.6 Financial Statements.

(a) The financial statements of Seller and its Subsidiaries included (or incorporated by reference) in the Seller SEC Reports (including the related notes, where applicable) (the “Seller Financial Statements”) (i)

have been prepared from, and are in accordance with, the books and records of Seller and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in shareholders’ equity and consolidated financial position of Seller and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The books and records of Seller and its Subsidiaries have been since July 1, 2012, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. No auditing firm has resigned (or informed Seller that it intends to resign) or been dismissed as independent public accountants of Seller as a result of or in connection with any disagreements with Seller on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Neither Seller nor any of its Subsidiaries has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Seller included in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017 (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since June 30, 2017, or in connection with this Agreement and the transactions contemplated hereby.

(c) The records, systems, controls, data and information of Seller and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Seller or its Subsidiaries or accountants or vendors in the ordinary course of business (including all means of access thereto and therefrom). With respect to service provider oversight, Seller’s and Seller Bank’s information security program service conforms in all material respects with the following to the extent applicable: Interagency Guidelines Establishing Information Security Standards, 12 CFR Part 225 Appendix F; OCC Bulletin 2013-29, OCC Bulletin 2017-21; Federal Reserve System “Guidance on Managing Outsourcing Risk,” December 5, 2013 (attached to FRB SR 13-19); and The Federal Financial Institutions Examination Council “Information Security Booklet” as revised September 2016 and announced in Federal Reserve System SR 16-14. Seller (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Seller, including its Subsidiaries, is made known to the chief executive officer and the chief financial officer of Seller by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to Seller’s outside auditors and the audit committee of Seller’s Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect Seller’s ability to record, process, summarize and report financial information, and (B) to the knowledge of Seller, any fraud, whether or not material, that involves management or other employees who have a significant role in Seller’s internal controls over financial reporting. These disclosures were made in writing by management to Seller’s auditors and audit committee and a copy has previously been made available to Parent. To the knowledge of Seller, there is no reason to believe that Seller’s outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d) Since July 1, 2012, (i) neither Seller nor any of its Subsidiaries, nor, to the knowledge of Seller, any director, officer, auditor, accountant or representative of Seller or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or, to the knowledge of Seller, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Seller or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Seller or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing Seller or any of its Subsidiaries, whether or not employed by Seller or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Seller or any of its officers, directors, employees or agents to the Board of Directors of Seller or any committee thereof or to the knowledge of Seller, to any director or officer of Seller.

3.7 Broker’s Fees.

Neither Seller, nor any Subsidiary of Seller, nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement, other than Keefe, Bruyette & Woods, Inc. pursuant to a letter agreement, a true and complete copy of which has been previously provided to Parent.

3.8 Absence of Certain Changes or Events.

(a) Since June 30, 2017, no event or events have occurred that have had or would reasonably be likely to have, either individually or in the aggregate, a Material Adverse Effect on Seller.

(b) Since June 30, 2017, except with respect to the transactions contemplated hereby or as required or permitted by this Agreement, Seller and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.

3.9 Legal Proceedings.

(a) Section 3.9(a) of the Seller Disclosure Schedule lists all legal, administrative, arbitral or other proceedings, claims, actions, or governmental regulatory investigations of any nature that are pending, or to the knowledge of Seller, threatened against Seller or any of its subsidiaries. Neither Seller nor any of its Subsidiaries is a party to any, and there are no pending or, to knowledge of Seller, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Seller or any of its Subsidiaries or any of their current or former directors or executive officers that, if adversely determined against Seller or Seller Bank, (i) would have a Material Adverse Effect on Seller or Seller Bank or (ii) would prevent, impede or delay the consummation of this Agreement or any of the transactions contemplated hereby or declare the same to be unlawful or cause the rescission thereof.

(b) There is no material injunction, order, judgment, decree, or regulatory restriction imposed upon Seller, any of its Subsidiaries or the assets of Seller or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to the Surviving Corporation or any of its affiliates).

3.10 Taxes and Tax Returns.

(a) Each of Seller and its Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns in all jurisdictions in which Tax Returns are required to be filed by it, and all such Tax Returns are complete and accurate in all material respects. Neither Seller nor any of its Subsidiaries is the beneficiary of any extension of time within which to file any material Tax Return. All material Taxes of Seller and its Subsidiaries (whether or not shown on any Tax Returns) that are due have been fully and timely paid or accurately accrued as liabilities on the balance sheet of Seller and its Subsidiaries, and each of Seller and its Subsidiaries has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, shareholder, independent contractor or other third party. Neither Seller nor any of its Subsidiaries has granted any extension or waiver of the limitation period applicable to any material Tax that remains in effect. The federal income Tax Returns of Seller and its Subsidiaries for all years up to and including June 30, 2011 have been examined by the Internal Revenue Service (the “IRS”) or are Tax Returns with respect to which the applicable period for assessment under applicable law, after giving effect to extensions or waivers, has expired. No deficiency with respect to a material amount of Taxes has been proposed, asserted or assessed against Seller or any of its Subsidiaries. There are no pending or threatened (in writing) disputes, claims, audits, examinations or other proceedings regarding any material Taxes of Seller and its Subsidiaries or the assets of Seller and its Subsidiaries. Since July 1, 2013, (such period, the “Open Tax Year Period”), neither Seller nor any of its Subsidiaries has been informed in writing by any jurisdiction that the jurisdiction believes that Seller or any of its Subsidiaries was required to file any Tax Return that was not filed. Seller has made available to Parent true, correct, and complete copies of any private letter ruling requests, closing agreements or gain recognition agreements with respect to Taxes requested or executed during the Open Tax Year Period. There are no Liens for material Taxes (except Taxes not yet due and payable) on any of the assets of Seller or any of its Subsidiaries. Neither Seller nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Seller and its Subsidiaries). Neither Seller nor any of its Subsidiaries (A) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Seller) or (B) has any liability for the Taxes of any person (other than Seller or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. Neither Seller nor any of its Subsidiaries has been, since July 1, 2013 or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code. Neither Seller nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2). At no time since July 1, 2011, has Seller been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code. Neither Seller nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) closing agreement as described in Section 7121 of the Code, executed on or prior to the Closing Date, (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign law), (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (v) prepaid amount received on or prior to the Closing Date outside of the ordinary course of business.

(b) As used in this Agreement, the term “Tax” or “Taxes” means all federal, state, local, and foreign income, excise, gross receipts, ad valorem, profits, gains, property, capital, sales, transfer, use, license, payroll, employment, social security, severance, unemployment, withholding, duties, excise, windfall profits, intangibles, franchise, backup withholding, value added, alternative or add-on minimum, estimated and other taxes, charges, fees, levies or like assessments together with all penalties and additions to tax and interest thereon.

(c) As used in this Agreement, the term “Tax Return” means any return, declaration, report, claim for refund, estimate, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, supplied or required to be supplied to a Governmental Entity.

3.11 Employees.

(a) Section 3.11(a) of the Seller Disclosure Schedule sets forth a correct and complete list of all Seller Benefit Plans. For purposes of this Agreement, “Seller Benefit Plans” means all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to ERISA, whether or not written, and all bonus, stock option, stock purchase, restricted stock, stock unit, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all retention, bonus, employment, termination, severance plans, programs or arrangements or other contracts or agreements, and in each case, whether or not funded and any trust, escrow or similar arrangement related thereto, with respect to which Seller or any Subsidiary or any trade or business of Seller or any of its Subsidiaries, whether or not incorporated, all of which together with Seller would be deemed a “single employer” within the meaning of Section 4001 of ERISA (a “Seller ERISA Affiliate”), has any current or future obligation or that are maintained, contributed to or sponsored by Seller or any of its Subsidiaries or any Seller ERISA Affiliate for the benefit of any current or former employee, officer, director or independent contractor of Seller or any of its Subsidiaries or any Seller ERISA Affiliate.

(b) Seller has heretofore made available to Parent true and complete copies of each Seller Benefit Plan and the following related documents, to the extent applicable, (i) the most recent copy of any summary plan descriptions, amendments, modifications or supplements to any such Seller Benefit Plan, (ii) the annual report (Form 5500), if any, filed with the IRS for the last two plan years, (iii) the most recently received IRS determination letter, if any, relating to a Seller Benefit Plan, (iv) the most recently prepared actuarial report for each Seller Benefit Plan (if applicable) for each of the last two years, and (v) a written description of any unwritten plan.

(c) Each Seller Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the Code, except as would not result in any material liability. Except as disclosed in Section 3.11(c) of Seller’s Disclosure Schedule, neither Seller nor any of its Subsidiaries has, within the past three years, taken any action to take corrective action or make a filing under any voluntary correction program of the IRS, Department of Labor or any other Governmental Entity with respect to any Seller Benefit Plan, and neither Seller nor any of its Subsidiaries has any knowledge of any plan defect, whether or not it would qualify for correction under any such program.

(d) Section 3.11(d) of the Seller Disclosure Schedule identifies each Seller Benefit Plan that is intended to be qualified under Section 401(a) of the Code (the “Seller Qualified Plans”). The IRS has issued a favorable determination letter (or in the case of a prototype plan, a favorable opinion letter on which Seller may rely) with respect to each Seller Qualified Plan and the related trust, which letter has not been revoked (nor has revocation been threatened in writing), and, to the knowledge of Seller, there are no existing circumstances and no events have occurred that would have an adverse effect on the qualified status of any Seller Qualified Plan or the related trust or increase the costs relating thereto. No trust funding any Seller Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the Code.

(e) Section 3.11(e) of the Seller Disclosure Schedule identifies each Seller Benefit Plan that is intended to be a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code); each such plan and any award thereunder, in each case that is subject to Section 409A of the Code, has (i) since January 1, 2005, been maintained and operated, in all material respects, in good faith compliance with Section 409A of the Code and IRS Notice 2005-1 and (ii) since January 1, 2008, been, in all material respects, in documentary and operational compliance with Section 409A of the Code.

(f) Seller has awarded Restricted Stock Awards and Seller Stock Options pursuant to the Seller Stock Plans as described in Section 3.2(a). Seller has not awarded any restricted stock units or performance share units pursuant to the Seller Stock Plans.

(g) With respect to each Seller Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412, 430 or 4971 of the Code: (i) no such plan is in “at-risk” status for purposes of Section 430 of the Code, (ii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, (iii) all premiums required to be paid to the Pension Benefit Guaranty Corporation (the “PBGC”) have been timely paid in full, (iv) no liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by Seller or any of its Subsidiaries, (v) the PBGC has not instituted proceedings to terminate any such Seller Benefit Plan; and (vi) such plan is fully funded on a termination basis.

(h) None of Seller and its Subsidiaries nor any Seller ERISA Affiliate has, at any time since January 1, 2011, contributed to or been obligated to contribute to any plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”) or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”), and none of Seller and its Subsidiaries nor any Seller ERISA Affiliate has incurred any material liability to a Multiemployer Plan or Multiple Employer Plan as a result of a complete or partial withdrawal (as those terms are defined in Part I of Subtitle E of Title IV of ERISA) from a Multiemployer Plan or Multiple Employer Plan that has not been satisfied in full.

(i) Except as set forth in Section 3.11(i) of the Seller Disclosure Schedule, neither Seller nor any of its Subsidiaries sponsors, has sponsored or has any obligation with respect to any employee benefit plan that provides for any post-employment or post-retirement health or medical or life insurance benefits for retired or former employees or beneficiaries or dependents thereof.

(j) All contributions required to be made to any Seller Benefit Plan by applicable law or by any plan document or other contractual undertaking, all applicable funding requirements applicable by law or by a plan document have been met, and all premiums due or payable with respect to insurance policies funding any Seller Benefit Plan, at any time since January 1, 2011, have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the books and records of Seller.

(k) There are no pending or, to knowledge of Seller, threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations that have been asserted or instituted, and, to knowledge of Seller, no set of circumstances exists that may reasonably give rise to a claim or lawsuit, against the Seller Benefit Plans, any fiduciaries thereof with respect to their duties to the Seller Benefit Plans or the assets of any of the trusts under any of the Seller Benefit Plans that would, in any case, reasonably be expected to result in any liability of Seller or any of its Subsidiaries to the PBGC, the IRS, the Department of Labor, any Multiemployer Plan, a Multiple Employer Plan, any participant in a Seller Benefit Plan or any other party.

(l) None of Seller, its Subsidiaries, nor any Seller ERISA Affiliate nor any other person, including any fiduciary, has engaged in any “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that could subject any of the Seller Benefit Plans or their related trusts, Seller, any of its Subsidiaries, any Seller ERISA Affiliate or any person that Seller or any of its Subsidiaries has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA.

(m) Except as set forth in Sections 1.7 or 6.6, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) result in, cause or accelerate the vesting, exercisability or delivery of, increase the amount or value of, any payment, right or other benefit, or result in any forgiveness of indebtedness to, any employee, officer, director or individual independent contractor of Seller or any of its Subsidiaries, or result in any funding of, or limitation on the right of Seller or any of its Subsidiaries to amend, merge, terminate or receive a reversion of assets from, any Seller Benefit Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable (whether in cash, in property, or in the form of benefits) by Seller or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be a “parachute payment” within the meaning of Section 280G of the Code.

(n) No Seller Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 409A or 4999 of the Code, or otherwise. Seller has made available to Parent preliminary copies of Section 280G calculations (whether or not final), which to the best of its knowledge are true, correct and complete, with respect to any disqualified individual entitled to a “parachute payment” as that phrase is used in Section 280G of the Code.

(o) No Seller Benefit Plan is subject to the laws of any jurisdiction outside the United States.

(p) There are no pending or, to the knowledge of Seller, threatened in writing material labor grievances or material unfair labor practice claims or charges against Seller or any of its Subsidiaries, or any strikes or other material labor disputes against Seller or any of its Subsidiaries. Neither Seller nor any of its Subsidiaries are party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of Seller or any of its Subsidiaries and, to the knowledge of Seller, there are no organizing efforts by any union or other group seeking to represent any employees of Seller or any of its Subsidiaries. Seller and each of its Subsidiaries is, and has at all relevant times been, in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, equal opportunity, nondiscrimination, immigration, labor, wages, hours of work and occupational safety and health, and is not engaged in any unfair labor practices defined in the National Labor Relations Act or other applicable law.

(q) Seller sponsors and maintains an “employee stock ownership plan (“ESOP”) as defined in Section 4975(e) of the Code that satisfies the requirements of such section. The shares of stock owned by the ESOP constitute “employer securities” as defined in Section 409(l) of the Code and “qualifying employer securities” as defined in Section 407(d)(5) of ERISA. To Seller’s knowledge, there have been no non-exempt “prohibited transactions” or breaches of any of the duties imposed upon “fiduciaries” (within the meaning of Section 3(21) of ERISA) by ERISA with respect to the ESOP that could result in any liability or excise tax under ERISA or the Code being imposed upon Seller, its Subsidiaries, or any Seller ERISA Affiliate, or any of the officers, directors, or employees of Seller, its Subsidiaries, nor any Seller ERISA Affiliate.

(r) The trust maintained with respect to the ESOP was duly created under Section 403 of ERISA and, to the extent applicable, the laws of the state of Indiana. The ESOP trustee (i) was duly appointed as the trustee of the trust maintained with respect to the ESOP, (ii) is not a related party, and (iii) acts as a directed fiduciary as provided in Section 3(21) of ERISA.

(s) Each Seller Benefit Plan that provides benefits governed by the Patient Protection and Affordable Care Act (“PPACA”) has been maintained, operated and administered in material compliance with PPACA, to the extent applicable. Seller, its Subsidiaries, and Seller ERISA Affiliates have complied with any and all requirements under Section 6056 of the Code and the regulations thereunder to furnish its employees with IRS Forms 1095-C.

(t) No Seller Benefit Plan is or at any time was (i) funded through a “welfare benefit fund” as defined in Section 419(e) of the Code, and no benefits under any Seller Benefit Plan or at any time have been provided through a “voluntary employees’ beneficiary association” (within the meaning of Section 501(c)(9) of the Code), and (ii) no Employee Plan is or has been a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

(u) With respect to each group health plan benefitting any employee or former employee of Seller, its Subsidiaries, or any ERISA Affiliate that is subject to Section 4980B of the Code, Seller, its Subsidiary, and ERISA Affiliate is in material compliance with the continuation coverage requirements of COBRA. Except as specified in Section 3.11(u) of the Seller Disclosure Schedule, no Seller Benefit Plan provides benefits, including death or medical benefits beyond termination of service or retirement other than the coverage mandated by COBRA or similar applicable state law. Section 3.11(u) of the Seller Disclosure Schedule sets forth a complete and correct list of all employees and their eligible dependents receiving COBRA continuation coverage.

(v) With respect to any insurance policy providing funding for benefits under any Seller Benefit Plan (i) to the knowledge of the Seller, its Subsidiaries and any ERISA Affiliate, no insurance company issuing any such policy is in receivership, conservatorship, liquidation or similar proceeding and no such proceedings with respect to any insurer are imminent, and (ii) there is no liability of Seller, its Subsidiaries, or any ERISA Affiliate, in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability, nor would there be any such liability if such insurance policy was terminated on the Effective Time.

(w) Section 3.11(w) of the Seller Disclosure Schedule gives the following information for each employee of Seller and Seller Bank as of February 28, 2018: job location, job title, current annual base salary, most recent cash bonus, outstanding equity awards held by the employee and year of hire.

(x) No Seller Benefit Plan has any provision that would prevent Parent or Parent Bank from amending, merging or terminating such plan.

(y) Other than as permitted by applicable law or as provided or contemplated in the Agreement, in Seller’s Bylaws, or in Seller’s Articles of Incorporation, Seller has not entered into a separate written agreement to provide for rights of indemnification with any officer of Seller or member of Seller’s Board of Directors.

3.12 Compliance with Applicable Law.

(a) Seller and each of its Subsidiaries hold, and have at all times since June 30, 2014, held, all material licenses, franchises, permits and authorizations necessary for the lawful conduct in all material respects of their respective businesses and ownership of their respective properties, rights and assets (and have paid all fees and assessments due and payable in connection therewith). To the knowledge of Seller, no suspension or cancellation of any such necessary material license, franchise, permit or authorization is threatened. Seller and each of its Subsidiaries have complied in all material respects with and are not in material default or violation under any applicable law, statute, order, rule or regulation of any Governmental Entity relating to Seller or any of its Subsidiaries, including all laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B thereunder, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z thereunder, the Home Mortgage Disclosure Act, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the OCC, FDIC, Federal Reserve Board or SEC or the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X thereunder, the TILA-RESPA Integrated Disclosure Rule, the Americans with Disabilities Act of 1990, and any other law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act, and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans.

(b) Seller and Seller Bank are “well-capitalized” and “well managed” (as those terms are defined under applicable federal banking regulations). Seller Bank has a Community Reinvestment Act rating of “satisfactory” or better. Neither Seller nor any of its Subsidiaries, or to the knowledge of Seller, any director, officer, employee, agent or other person acting on behalf of Seller or any of its Subsidiaries has, directly or indirectly, (i) used any funds of Seller or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of Seller or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of Seller or any of its Subsidiaries, (v) made any fraudulent entry on the books or records of Seller or any of its Subsidiaries, or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business to obtain special concessions for Seller or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for Seller or any of its Subsidiaries, or is currently subject to any sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

(c) Seller and each of its Subsidiaries has properly administered all accounts for which Seller or any of its Subsidiaries acts as a fiduciary in all material respects, including but not limited to accounts for which Seller or any of its Subsidiaries serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment adviser, in accordance with the terms of the applicable governing documents and applicable Laws. None of Seller or any of its Subsidiaries, or, to Seller’s knowledge, any director, officer, or employee of Seller or its Subsidiaries, has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

3.13 Certain Contracts.

(a) Except as set forth in Section 3.13(a) of the Seller Disclosure Schedule, as of the date hereof, neither Seller nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding, whether written or oral (other than any Seller Benefit Plan):

(i)	that would be a “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC;

(ii)	that contains a non-compete or client or customer non-solicit requirement or any other provision that materially restricts the conduct of any line of business by Seller or any of its Subsidiaries or upon consummation of the Merger will materially restrict the ability of the Surviving Corporation or any of its Subsidiaries to engage in any line of business that is material to Seller and its Subsidiaries, taken as a whole;

(iii)	with or to a labor union or guild (including any collective bargaining agreement);

(iv)	that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Seller or its Subsidiaries, taken as a whole;

(v)	that is a partnership agreement, joint venture or other similar contract;

(vi)	that relates to the acquisition or disposition of any business or operations or, other than in the ordinary course of business, any assets or liabilities (whether by merger, sale of stock, sale of assets, outsourcing or otherwise);

(vii)	that is an indenture, mortgage, promissory note, loan agreement, guarantee, sale and leaseback agreement, capitalized lease or other agreement or commitment by Seller or its Subsidiaries for the borrowing of money by Seller or its Subsidiaries or the deferred purchase price of property by Seller or its Subsidiaries (in either case, whether incurred, assumed, guaranteed or secured by any asset)

(viii)	under which a material payment obligation would arise or be accelerated, in each case as a result of the announcement or consummation of this Agreement or the transactions contemplated hereby (either alone or upon the occurrence of any additional acts or events); or

(ix)	that creates possible future payments or obligations in excess of $50,000 annually or $100,000 over its remaining term and that (A) by its terms does not terminate or is not terminable without penalty or payment upon notice of 30 days or less, or (B) that would be terminable by a person other than Seller or any of its Subsidiaries, but not including any loan agreement or similar agreement pursuant to which Seller Bank is a lender.

(b) Each contract, arrangement, commitment or understanding of the type described in Section 3.13(a), whether or not set forth in the Seller Disclosure Schedule, is referred to herein as a “Seller Contract,” and neither Seller nor any of its Subsidiaries knows of, or has received written, or to knowledge of Seller, oral notice of, any violation of the above by any of the other parties thereto that would reasonably be likely to be, either individually or in the aggregate, material to Seller and its Subsidiaries taken as a whole.

(c) In each case, (i) each Seller Contract is valid and binding on Seller or one of its Subsidiaries, as applicable, and in full force and effect, (ii) Seller and each of its Subsidiaries has in all material respects performed all obligations required to be performed by it to date under each Seller Contract, (iii) to knowledge of Seller, each third-party counterparty to each Seller Contract is legally bound thereby and has, in all material respects, performed all obligations required to be performed by it to date under such Seller Contract, and (iv) to knowledge of Seller, no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a default on the part of Seller or any of its Subsidiaries under any such Seller Contract.

3.14 Agreements with Regulatory Agencies.

Neither Seller nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since June 30, 2014, a recipient of any supervisory letter from, or since June 30, 2014, has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Agency or other Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the Seller Disclosure Schedule, a “Seller Regulatory Agreement”), except to the extent that any of the foregoing is subject to regulatory confidentiality restrictions prohibiting the disclosure of such Seller Regulatory Agreement to Parent, nor has Seller or any of its Subsidiaries been advised in writing since June 30, 2014, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Seller Regulatory Agreement, except to the extent that any such advice is subject to regulatory confidentiality restrictions prohibiting its disclosure to Parent.

3.15 Risk Management Instruments.

All interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar derivative transactions and risk management arrangements, whether entered into for the account of Seller, any of its Subsidiaries or for the account of a customer of Seller or one of its Subsidiaries (and all of same are set forth in Section 3.15 of the Seller Disclosure Schedule) were entered into in the ordinary course of business and in all material respects in accordance with applicable rules, regulations and policies of any Regulatory Agency and with counterparties believed to be financially responsible at the time and currently and are legal, valid and binding obligations of Seller or one of its Subsidiaries enforceable in accordance with their terms (except as may be limited by the Enforceability Exceptions), and are in full force and effect. Seller and each of its Subsidiaries have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to the knowledge of Seller, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

3.16 Environmental Matters.

Seller and its Subsidiaries are in compliance in all material respects, and at all times since June 30, 2014, have complied in all material respects, with all applicable Environmental Laws. There are no legal, administrative, arbitral or other proceedings, claims or actions, or, to the knowledge of Seller, investigations by any Governmental Entity or other person pending, or, to the knowledge of Seller, threatened against Seller of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on Seller or any of its Subsidiaries of any material liability or obligation arising under any Environmental Law, and, to the knowledge of Seller, there is no reasonable basis for any such proceeding, claim, action or investigation. Seller is not subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any Governmental Entity or third party imposing any liability or obligation with respect to the foregoing. Except as disclosed in Seller Disclosure Schedule Section 3.16, to the knowledge of Seller and its Subsidiaries, there has been no release of Hazardous Materials on any real property owned or leased by Seller or its Subsidiaries. Seller and its Subsidiaries have provided to Parent all environmental reports, including Phase I and Phase II assessments on any real property owned or leased by Seller or its Subsidiaries; provided, that, nothing in this

Section 3.16 shall require Seller or any of its Subsidiaries to obtain any such environmental reports it has not otherwise obtained. With regard to any commercial real property of which Seller or its Subsidiaries have taken a security interest, ownership or control, Seller or its Subsidiaries have not taken any action that would result in liability under any Environmental Law that would reasonably be likely to have, either individually or in the aggregate, a Material Adverse Effect on Seller. As used in Sections 3.16 and 5.1, “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act of 1976 (“RCRA”), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act (“CAA”), 42 U.S.C. 7401 et seq., as amended; the Clean Water Act (“CWA”), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act of 1970 (“OSHA”), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws (including common law), statutes, regulations, rules, ordinances applicable to the Seller or its Subsidiaries, imposing liability or establishing standards of conduct for protection of the environment; and “Hazardous Materials” shall mean without regard to amount and/or concentration (a) any element, compound, chemical material, liquid or gas that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, biohazardous or infectious waste, special waste, or solid waste under Environmental Laws; (b) petroleum, petroleum-based or petroleum-derived products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic including but not limited to corrosivity, ignitibility, toxicity or reactivity as well as any radioactive or explosive material; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing Hazardous Materials.

3.17 Investment Securities and Commodities.

(a) Each of Seller and its Subsidiaries has good title in all material respects to all securities and commodities owned by it (except those sold under repurchase agreements or held in any fiduciary or agency capacity), free and clear of any Lien, except (i) as set forth in the Seller Financial Statements and (ii) to the extent such securities or commodities are pledged in the ordinary course of business to secure obligations of Seller or its Subsidiaries. Such securities and commodities are valued on the books of Seller in accordance with GAAP.

(b) Seller and its Subsidiaries employ investment, securities, commodities, risk management and other policies, practices and procedures that Seller believes are prudent and reasonable in the context of such businesses and comply therewith in all material respects.

3.18 Real Property.

Seller or a Subsidiary of Seller (a) has good and marketable title to all the real property reflected in the latest audited balance sheet included in the Seller Financial Statements as being owned by Seller or a Subsidiary of Seller or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Seller Owned Properties”), free and clear of all material Liens, except (i) statutory Liens securing payments not yet due, (ii) Liens for real property Taxes not yet due and payable, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the value or use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Encumbrances”), and (b) is the lessee of all real property leasehold estates reflected in the latest audited financial statements included in the Seller Financial Statements (the “Seller Leased Properties” and, collectively with the Seller Owned Properties, the “Seller Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the knowledge of Seller, the lessor. There are no pending or, to the knowledge of Seller, threatened condemnation proceedings against the Seller Real Property. All Seller Real Property is in material compliance with the Americans with Disabilities Act of 1990.

3.19 Corporate Records.

True and complete copies of all documents listed in the Seller Disclosure Schedule have been made available or provided to Parent. The stock record books of Seller and Seller Bank, all of which have been made available to Parent, are complete and correct in all material respects. The respective minute books of Seller and Seller Bank accurately record, in all material respects, all corporate actions of their respective shareholders and boards of directors (including standing committees) through the date of this Agreement, except for minutes regarding the discussion and/or approval of this Agreement or the transactions contemplated hereby, and any minutes of board meetings held since February 8, 2018 that have not yet been finalized.

3.20 Intellectual Property.

To the knowledge of Seller, Seller and each of its Subsidiaries owns, free and clear of any material Liens, other than Permitted Encumbrances, all Intellectual Property owned or purported to be owned by such entity and (i) (A) Seller and its Subsidiaries do not infringe, misappropriate or otherwise violate, the Intellectual Property rights of any person, and (B) no person has asserted in writing, or to the knowledge of Seller, orally, to Seller or any of its Subsidiaries, or brought any claim, action or proceeding alleging, that (x) Seller or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property right or (y) that any Intellectual Property right of Seller or any of its Subsidiaries is invalid or unenforceable, (ii) to the knowledge of Seller, no person is infringing, misappropriating or otherwise violating any Intellectual Property right owned by and/or licensed to Seller or its Subsidiaries, and (iii) Seller and its Subsidiaries have taken commercially reasonable actions to avoid the abandonment, cancellation or unenforceability of all material Intellectual Property owned or licensed, respectively, by Seller and its Subsidiaries. For purposes of this Agreement, “Intellectual Property” means trademarks, service marks, brand names, corporate names, internet domain names, logos, symbols, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), all improvements thereto, and any renewals, extensions or reissues thereof, in any jurisdiction; trade secrets; confidential information and know-how; copyrights and copyrightable works and all applications and registrations in connection with any of the foregoing, including any renewals or extensions thereof.

3.21 Information Technology.

Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Seller, to the knowledge of Seller, no party has gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Seller and its Subsidiaries.

3.22 Related Party Transactions.

Except as set forth in Section 3.22 of the Seller Disclosure Schedule, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Seller or any of its Subsidiaries, on the one hand, and any current director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of Seller or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) 5% or more of the outstanding Seller Common Stock (or any of such person’s immediate family members or affiliates) (other than Subsidiaries of Seller) on the other hand, of the type required to be reported in any Seller SEC Report pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

3.23 State Takeover Laws.

The Board of Directors of Seller has approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and the transactions contemplated hereby Chapter 43 of the IBCL (the “Indiana Business Combinations Statute”) and any other “moratorium,” “control share,” “fair price,”

“takeover” or “interested shareholder” law (any such laws, “Takeover Statutes”) and has taken all action necessary to ensure the Indiana Business Combinations Statute will not impose any additional procedural, voting, approval, fairness or other restrictions on the timely consummation of the Merger or the Bank Merger or restrict, impair or delay the ability of Parent or Parent Bank to engage in any transaction or to vote or otherwise exercise all rights as a shareholder.

3.24 Reorganization.

Seller has not taken any action and is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

3.25 Opinion.

Prior to the execution of this Agreement, the Board of Directors of Seller has received an opinion (that, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) from Keefe, Bruyette & Woods, Inc., to the effect that, as of the date thereof, and based upon and subject to the factors, assumptions and limitations set forth therein, the Merger Consideration pursuant to this Agreement is fair, from a financial point of view, to the holders of Seller Common Stock.

3.26 Loan Portfolio.

(a) As of the date hereof, except as set forth in Section 3.26(a) of the Seller Disclosure Schedule, neither Seller nor any of its Subsidiaries is a party to any written or oral (i) loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, “Loans”) in which Seller or any Subsidiary of Seller is a creditor that as of December 31, 2017, had an outstanding balance of $100,000 or more and under the terms of which the obligor was, as of December 31, 2017, over 90 days or more delinquent in payment of principal or interest, or (ii) Loans with any director, executive officer or 5% or greater shareholder of Seller or any of its Subsidiaries, or to the knowledge of Seller, any affiliate of any of the foregoing. Section 3.26(a) of the Seller Disclosure Schedule sets forth a true, correct and complete list of all of the Loans of Seller and its Subsidiaries that, as of December 31, 2017, had an outstanding balance of $100,000 or more and were classified by Seller as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the aggregate principal amount of and accrued and unpaid interest on all such Loans as of December 31, 2017.

(b) Each Loan of Seller and its Subsidiaries (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent carried on the books and records of Seller and its Subsidiaries as secured Loans, has been secured by valid charges, mortgages, pledges, security interests, restrictions, claims, Liens or encumbrances, as applicable, that have been and remain perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to the Enforceability Exceptions; provided, however, that it shall not be considered a breach of this representation and warranty if any Loan of less than $100,000 does not comply with the forgoing representations or if Loans in the aggregate of less than $500,000 do not comply with the forgoing representations.

(c) Each outstanding Loan of Seller and its Subsidiaries (including Loans held for resale to investors) was solicited and originated, and is and has been administered and, where applicable, serviced, and the relevant Loan files are being maintained, in all material respects in accordance with the relevant notes or other credit or security documents, the written underwriting standards of Seller and its Subsidiaries (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors) and with all applicable federal, state and local laws, regulations and rules.

(d) None of the agreements pursuant to which Seller or any of its Subsidiaries has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein other than repurchase obligations arising upon breach of representations, warranties, covenants and other obligations of Seller or its Subsidiaries, as applicable, all of which are usual and customary in their scope and nature.

(e) There are no outstanding Loans made by Seller or any of its Subsidiaries to any “executive officer” or other “insider” (as each such term is defined in Regulation O promulgated by the Federal Reserve Board) of Seller or its Subsidiaries, other than Loans that are subject to and that were made and continue to be in compliance with Regulation O or that are exempt therefrom.

(f) Neither Seller nor any of its Subsidiaries is now nor has it ever been since July 1, 2015, subject to any material fine, suspension, settlement or other contract or other administrative agreement or sanction by, or any reduction in any loan purchase commitment from, any Governmental Entity or Regulatory Agency relating to the origination, sale or servicing of mortgage or consumer Loans.

(g) As to each Loan that is secured, whether in whole or in part, by a guaranty of the United States Small Business Administration or any other Governmental Authority, such guaranty is in full force and effect, Seller has not been notified of any possible modification or revocation of any such guaranty, and to the knowledge of Seller, such guaranty will remain in full force and effect following the Closing Date, in each case, without any further action by Seller or any of its Subsidiaries subject to the fulfillment of their obligations under the Small Business Administration Agreement that arise after the date hereof.

3.27 Insurance.

(a) Seller and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of Seller reasonably has determined to be prudent and consistent with industry practice, and Seller and its Subsidiaries are in compliance in all material respects with their insurance policies and are not in default under any such policy in a manner that may affect coverage of the policy, (b) each such policy is outstanding and in full force and effect and, except for policies insuring against potential liabilities of officers, directors and employees of Seller and its Subsidiaries, Seller or the relevant Subsidiary thereof is the sole beneficiary of such policies, and (c) all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion. Section 3.27 of the Seller Disclosure Schedule sets forth a complete and accurate list of all insurance policies of Seller currently in effect. Seller and its Subsidiaries have provided appropriate written notice to all relevant insurers of all claims, potential claims, and circumstances that may give rise to a claim. Section 3.27 of Seller’s Disclosure Schedule sets forth a complete and accurate list of all such notices given since June 30, 2017.

3.28 No Investment Adviser Subsidiary.

(a) Neither Seller nor any Subsidiary of Seller is required to register with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

(b) Except as set forth in Section 3.28(b) of the Seller Disclosure Schedule, neither Seller nor any Subsidiaries of Seller is a party to an arrangement of the type referred to in the Interagency Statement on Retail Sales of Nondeposit Investment Products for the provision of investment advisory services by a third party.

3.29 No Broker-Dealer Subsidiary.

No Subsidiary of Seller is a securities broker-dealer required to be registered under the Exchange Act with the SEC.

3.30 No Insurance Subsidiary.

Neither Seller nor any Subsidiary of Seller acts as an insurance agency or employs or contracts with any person for the purpose of offering insurance products.

3.31 Deposits.

All of the Seller Bank Deposit Liabilities and related accounts have been administered and originated in compliance with the documents in Seller Bank’s files and records, and in compliance with all applicable rules, regulations and laws governing the relevant types(s) of account, and fairly reflect, in all material respects, the substance of events and transactions that should be included therein. The Seller Bank Deposit Liabilities and related accounts are insured by the FDIC through the Deposit Insurance Fund, up to the current applicable maximum limits, all premiums and assessments required to be paid in connection therewith have been paid when due, and no action is pending, or to the knowledge of Seller or Seller Bank, threatened by the FDIC with respect to the termination of such insurance. None of the deposits of Seller Bank as of the date of this Agreement are brokered deposits, as defined in 12 C.F.R. Section 337.6(a)(2). The term “Seller Bank Deposit Liabilities” means all of Seller Bank’s obligations, duties and duties of every type and character that are directly related to Seller Bank’s deposit accounts.

3.32 No Other Representations or Warranties.

(a) Except for the representations and warranties made by Seller in this Article III (including the related portions of the Seller Disclosure Schedule), none of the Seller, any of its Subsidiaries, Seller or its Subsidiaries’ financial advisors, attorneys or representatives, or any other person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, including any representation or warranty as to the accuracy or completeness of any information regarding the Seller and its Subsidiaries furnished or made available to Parent and its representatives (including any information, documents or material made available to Parent in the data room, management presentations or in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of Seller or Seller’s Subsidiaries, or any representation or warranty arising from statute or otherwise in law and Seller and Seller Bank hereby expressly disclaim any other such representations or warranties. Parent has relied solely upon its own independent investigation and counsel before deciding to enter into this Agreement and the Merger.

(b) Seller acknowledges and agrees that neither Parent nor any other person has made or is making any express or implied representation or warranty other than those contained in Article IV.

3.33 Material Misstatements or Omissions.

No representation or warranty by Seller in this Agreement or any document, statement, certificate, schedule, or exhibit furnished or to be furnished to Parent by or on behalf of Seller pursuant hereto contains, or will when furnished contain, any untrue statement of a material fact, or omits, or will then omit to state, a material fact necessary to make the statement of facts contained therein not misleading.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to Seller as set forth in this Article IV, except (a) as disclosed in the disclosure schedule delivered by Parent to Seller concurrently herewith (the “Parent Disclosure Schedule”); provided, that (i) an item is required to be set forth as an exception to a representation or warranty if its absence would result in the related representation or warranty being deemed untrue or incorrect, (ii) the mere inclusion of an item in the Parent Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by Parent that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect, and (iii) any disclosures made with respect to a section of this Article IV shall be deemed to qualify (A) any other section of this Article IV specifically referenced or cross-referenced and (B) other sections of this Article IV to the extent it is reasonably apparent on its face (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure applies to such other sections or (b) as disclosed in any Parent SEC Reports filed within the 12 months prior to the date hereof.

4.1 Corporate Organization.

(a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and is a bank holding company duly registered under the Bank Holding Company Act of 1956 as amended (the “BHC Act”) and has elected to be treated as a financial holding company under the BHC Act. Parent has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, either individually or in the aggregate, reasonably be likely to have a Material Adverse Effect on Parent. True and complete copies of the Parent Articles and Parent Regulations, as in effect as of the date of this Agreement, have previously been made available by Parent to Seller.

(b) Each Subsidiary of Parent (a “Parent Subsidiary”) (i) is duly organized and validly existing under the laws of its jurisdiction of organization, (ii) is duly qualified to do business and, where such concept is recognized under applicable law, in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified and in which the failure to be so qualified would reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Parent, and (iii) has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now conducted. There are no restrictions on the ability of any Parent Subsidiary to pay dividends or distributions except, in the case of a Parent Subsidiary that is a regulated entity, for restrictions on dividends or distributions generally applicable to all such regulated entities. The deposit accounts of each Parent Subsidiary that is an insured depository institution are insured by the FDIC through the Deposit Insurance Fund to the fullest extent permitted by law, all premiums and assessments required to be paid in connection therewith have been paid when due, and no proceedings for the termination of such insurance are pending or, to the knowledge of Parent, threatened. Section 4.1(b) of the Parent Disclosure Schedule sets forth a true and complete list of all Subsidiaries of Parent as of the date hereof. There is no person whose results of operations, cash flows, changes in shareholders’ equity or financial position are consolidated in the financial statements of Parent other than the Parent Subsidiaries.

(c) As of the date of this Agreement, Parent does not beneficially own any shares of Seller Common Stock.

4.2 Capitalization.

(a) The authorized capital stock of Parent consists of 20,200,000 shares of Parent Common Stock and 200,000 shares of preferred stock, without par value, of which 23,184 shares of preferred stock have been designated as the “Fixed Rate Cumulative Perpetual Preferred Shares, Series A” (the “Series A Stock”) and 25,000 shares have been designated as “6.5% Noncumulative Redeemable Convertible Perpetual Preferred Shares, Series B” (the “Series B Stock”). No shares of capital stock or other voting securities of Parent are issued, reserved for issuance or outstanding, other than (i) 10,956,985 shares of Parent Common Stock issued and 10,209,021 shares of Parent Common Stock outstanding, including 60,464 shares of Parent Common Stock granted in respect of outstanding awards of restricted Parent Common Stock under a Parent Stock Plan (a “Parent Restricted Stock Award”), (ii) 747,964 shares of Parent Common Stock held in treasury, (iii) zero (0) shares of Parent Common Stock reserved for issuance upon the exercise of outstanding stock options to purchase shares of Parent Common Stock granted under a Parent Stock Plan (“Parent Stock Options” and, together with the Parent Restricted Stock Awards, the “Parent Equity Awards”), (iv) 292,209 shares of Parent Common Stock reserved for issuance pursuant to future grants under the Parent Stock Plans (v) no shares of Series A Stock issued and outstanding (vi) not more than 18,975 shares of Series B Stock issued and outstanding; and (vii) Depositary Shares, each representing one fortieth (1/40) of a share of Series B Stock, (the “Depositary Shares”). As used herein, the “Parent Stock Plans” shall mean all employee and director equity incentive plans of Parent in effect as of the date of this Agreement and agreements for equity awards in respect of Parent Common Stock granted by Parent. Since

December 31, 2017 through the date hereof, except in the ordinary course of business consistent with past practices, Parent has not (A) issued or repurchased any Parent Common Stock, other shares of its capital stock or other voting securities or securities convertible or exchangeable into, or exercisable for, Parent Common Stock, shares of its capital stock or other voting securities or any options, warrants, or other rights of any kind to acquire Parent Common Stock, any shares of its capital stock or other voting securities of Parent other than the issuance, repurchase, redemption or acquisition of shares of Parent Common Stock in connection with the vesting or settlement of Parent Restricted Stock Awards that were outstanding on December 31, 2017 in accordance with their terms (without amendment or waiver since December 31, 2017), or (B) issued or awarded any options, restricted shares or any other equity based awards under any of the Parent Stock Plans. All of the issued and outstanding shares of Parent Common Stock and the Series B Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which shareholders of Parent may vote are issued or outstanding. There are no contractual obligations of Parent or its Subsidiaries pursuant to which Parent or its Subsidiaries could be required to register shares of capital stock or other securities of Parent or its Subsidiaries under the Securities Act. Except as set forth in Section 4.2(a) of the Parent Disclosure Schedule, as of the date of this Agreement, no trust preferred or subordinated debt securities of Parent or any of its Subsidiaries are issued or outstanding. Other than the Series B Stock and Parent Restricted Stock Awards issued prior to the date of this Agreement, as of the date of this Agreement there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating Parent to issue, transfer, sell, purchase, redeem or otherwise acquire, any capital stock or any other equity security of Parent or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Parent.

(b) There are no voting trusts, shareholder agreements, proxies or other agreements in effect pursuant to which Parent or any of its Subsidiaries has a contractual or other obligation with respect to the voting or transfer of the Parent Common Stock or other equity interests of Parent (other than as provided in the express terms of shares). As of the date of this Agreement, Parent does not have in effect a “poison pill” or similar shareholder rights plan (other than any such plan as to which the rights granted thereunder have expired).

(c) Parent owns, directly or indirectly, all of the issued and outstanding shares of capital stock or other equity ownership interests of Parent Bank and its other Subsidiaries, free and clear of any Liens except as disclosed on Section 4.2(c) of Parent Disclosure Schedule, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Parent Subsidiary has or is bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

4.3 Authority; No Violation.

(a) Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly approved by the Board of Directors of Parent. The Board of Directors of Parent has determined that the Merger, on the terms and conditions set forth in this Agreement, is in the best interests of Parent and its shareholders and has directed that this Agreement and the transactions contemplated hereby be submitted to Parent’s shareholders for adoption at a meeting of such shareholders and has adopted a resolution to the foregoing effect. Except for (i) the adoption of this Agreement by the affirmative vote of holders of Parent Common Stock who are entitled to cast at least a majority of the total votes that all holders of Parent Common Stock are entitled to cast on the matter (the “Requisite Parent Vote”), (ii) the adoption and approval of the Bank Merger Agreement by the Board of

Directors of Parent Bank and Parent as its sole shareholder, and (iii) the adoption of resolutions to give effect to the provisions of Sections 6.10 and 6.14 in connection with the Closing, no other corporate proceedings on the part of Parent are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and (assuming due authorization, execution and delivery by Seller) constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except in all cases as such enforceability may be limited by the Enforceability Exceptions). The shares of Parent Common Stock to be issued in the Merger have been validly authorized and, when issued, will be (i) validly issued, fully paid and nonassessable, and no current or past shareholder of Parent will have any preemptive right or similar rights in respect thereof and (ii) will be issued in compliance with all applicable state and federal securities laws. No vote or approval of the holders of the Series B Stock is required in connection with the adoption of this Agreement or the consummation of the Merger or the other transactions contemplated hereby.

(b) Neither the execution, delivery and performance of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated hereby, will (i) violate any provision of the Parent Articles or the Parent Regulations, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (x) violate any law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent, any of its Subsidiaries or any of their respective properties or assets or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound, except (in the case of clause (ii) above) for such violations, conflicts, breaches, defaults, terminations, cancellations, accelerations or creations that either individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect on Parent.

4.4 Consents and Approvals.

Except for (i) the filing of applications, filings and notices, as applicable, with the Federal Reserve Board under the BHC Act and approval of such applications, filings and notices, (ii) the filing of applications, filings and notices, as applicable, with the Division of Financial Institution of the Ohio Department of Commerce (“ODFI”) in connection with the Bank Merger and approval of such applications, filings and notices, (iii) the filing of applications, filings and notices, as applicable, with the FRB in connection with the Bank Merger, including under 12 U.S.C. 1828(c) (the “Bank Merger Act”), and approval of such applications, filings and notices, (iv) the filing of any required applications, filings or notices with any state banking authorities listed on Section 3.4 of the Seller Disclosure Schedule or Section 4.4 of the Parent Disclosure Schedule and approval of such applications, filings and notices, (v) the filing with the SEC of the S-4 and declaration of effectiveness of the S-4, (vi) the filing of the Certificate of Merger with the Ohio Secretary pursuant to the OGCL and with the Indiana Secretary of State under the IBCL, and the filing of the Bank Merger Certificate, (vii) the filing of any notices or other filings under the HSR Act and (viii) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Parent Common Stock pursuant to this Agreement and the approval of the listing of such Parent Common Stock on the NASDAQ, no consents or approvals of or filings or registrations with any Governmental Entity are necessary in connection with (A) the execution and delivery by Parent of this Agreement or (B) the consummation by Parent of the Merger and the other transactions contemplated hereby (including the Bank Merger). As of the date hereof, to the knowledge of Parent, there is no reason related to Parent why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger and Bank Merger on a timely basis.

4.5 Reports.

(a) Parent and each of its Subsidiaries have timely filed (or furnished as applicable) all reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file (or furnish, as applicable) since January 1, 2013 with any Regulatory Agencies (including, without limitation, with the SEC and those required under the federal securities laws), and have paid all fees and assessments due and payable in connection therewith, except fees and assessments which the failure to pay would not reasonably be likely, either individually or in the aggregate, to have a material effect on Parent’s compliance with requirements of the Regulatory Agencies. All such reports, registrations and statements, together with any amendments made with respect thereto, complied in all material respects with applicable requirements of law and rules and regulations in effect at the time such reports, registrations and statements were filed and contained in all material respects the information required to be stated therein. Except for examinations of Parent and its Subsidiaries conducted by a Regulatory Agency in the ordinary course of business, no Regulatory Agency has initiated or has pending any proceeding or, to the knowledge of Parent, threatened any investigation into the business or operations of Parent or any of its Subsidiaries since January 1, 2013. There is no unresolved violation, criticism, or exception by any Regulatory Agency with respect to any report or statement relating to any examinations or inspections of Parent or any of its Subsidiaries.

(b) An accurate and complete copy of each final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Parent or any of its Subsidiaries pursuant to the Securities Act or the Exchange Act, as the case may be since January 1, 2013 (the “Parent SEC Reports”), is publicly available. No such Parent SEC Report, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, except that information filed or furnished as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Parent SEC Reports filed or furnished under the Securities Act and the Exchange Act complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. As of the date of this Agreement, no executive officer of Parent has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding comments from, or material unresolved issues raised by, the SEC with respect to any of the Parent SEC Reports.

4.6 Financial Statements.

(a) The financial statements of Parent and its Subsidiaries included (or incorporated by reference) in the Parent SEC Reports (including the related notes, where applicable) (the “Parent Financial Statements”) (i) have been prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in shareholders’ equity and consolidated financial position of Parent and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to year-end audit adjustments normal in nature and amount), (iii) complied, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The books and records of Parent and its Subsidiaries have been since January 1, 2012, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions. No auditing firm has resigned (or informed Parent that it intends to resign) or been dismissed as independent public accountants of Parent as a result of or in connection with any disagreements with Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Neither Parent nor any of its Subsidiaries has any liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Parent included in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 (including any notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since September 30, 2017, or in connection with this Agreement and the transactions contemplated hereby.

(c) The records, systems, controls, data and information of Parent and its Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of Parent or its Subsidiaries or accountants or vendors in the ordinary course of business (including all means of access thereto and therefrom). With respect to service provider oversight, Parent’s and Parent Bank’s information security program service conforms in all material respects with the following to the extent applicable: Interagency Guidelines Establishing Information Security Standards, 12 CFR Part 225 Appendix F; OCC Bulletin 2013-29; OCC Bulletin 2017-21; Federal Reserve System “Guidance on Managing Outsourcing Risk,” December 5, 2013 (attached to FRB SR 13-19); and The Federal Financial Institutions Examination Council “Information Security Booklet” as revised September 2016 and announced in Federal Reserve System SR 16-14. Parent (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Parent, including its Subsidiaries, is made known to the chief executive officer and the chief financial officer of Parent by others within those entities as appropriate to allow timely decisions regarding required disclosures and to make the certifications required by the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to Parent’s outside auditors and the audit committee of Parent’s Board of Directors (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information, and (B) to the knowledge of Parent, any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. These disclosures were made in writing by management to Parent’s auditors and audit committee and a copy has previously been made available to Seller. To the knowledge of Parent, there is no reason to believe that Parent’s outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d) Since January 1, 2013, (i) neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any director, officer, auditor, accountant or representative of Parent or any of its Subsidiaries, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or, to the knowledge of Parent, oral, regarding the accounting or auditing practices, procedures, methodologies or methods (including with respect to loan loss reserves, write-downs, charge-offs and accruals) of Parent or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing Parent or any of its Subsidiaries, whether or not employed by Parent or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Parent or any of its officers, directors, employees or agents to the Board of Directors of Parent or any committee thereof or to the knowledge of Parent, to any director or officer of Parent.

4.7 Broker’s Fees.

Neither Parent nor any Parent Subsidiary nor any of their respective officers or directors has employed any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement, other than Sandler, O’Neill + Partners L.P.

4.8 Absence of Certain Changes or Events.

(a) Since December 31, 2017, no event or events have occurred that have had or would reasonably be likely to have, either individually or in the aggregate, a Material Adverse Effect on Parent.

(b) Since December 31, 2017, except with respect to the transactions contemplated hereby or as required or permitted by this Agreement or as disclosed in Section 4.8(b) of the Parent Disclosure Schedule, Parent and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course.

4.9 Legal Proceedings.

(a) Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Parent, neither Parent nor any of its Subsidiaries is a party to any, and there are no pending or, to the knowledge of Parent, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Parent or any of its Subsidiaries or any of their current or former directors or executive officers, including those that, if adversely determined against Parent or Parent Bank, would prevent, impede or delay the consummation of this Agreement or any of the transactions contemplated hereby or declare the same to be unlawful or cause the rescission thereof.

(b) There is no material injunction, order, judgment, decree, or regulatory restriction imposed upon Parent, any of its Subsidiaries or the assets of Parent or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to the Surviving Corporation or any of its affiliates).

4.10 Compliance with Applicable Law.

Parent and each of its Subsidiaries hold, and have at all times since December 31, 2013, held, all licenses, franchises, permits and authorizations necessary for the lawful conduct in all material respects of their respective businesses and ownership of their respective properties, rights and assets (and have paid all fees and assessments due and payable in connection therewith), and to the knowledge of Parent no suspension or cancellation of any such necessary license, franchise, permit or authorization is threatened. Parent and each of its Subsidiaries have complied in all material respects with and are not in material default or violation under any applicable law, statute, order, rule or regulation of any Governmental Entity relating to Parent or any of its Subsidiaries, including all laws related to data protection or privacy, the USA PATRIOT Act, the Bank Secrecy Act, the Equal Credit Opportunity Act and Regulation B, the Fair Housing Act, the Community Reinvestment Act, the Fair Credit Reporting Act, the Truth in Lending Act and Regulation Z, the Home Mortgage Disclosure Act, the Fair Debt Collection Practices Act, the Electronic Fund Transfer Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations promulgated by the Consumer Financial Protection Bureau, the FDIC, Federal Reserve Board, SEC or ODFI, the Interagency Policy Statement on Retail Sales of Nondeposit Investment Products, the SAFE Mortgage Licensing Act of 2008, the Real Estate Settlement Procedures Act and Regulation X, the TILA-RESPA Integrated Disclosure Rule, the Americans with Disabilities Act of 1990, and any other law relating to bank secrecy, discriminatory lending, financing or leasing practices, money laundering prevention, Sections 23A and 23B of the Federal Reserve Act, the Sarbanes-Oxley Act, and all agency requirements relating to the origination, sale and servicing of mortgage and consumer loans. Parent and each of Parent’s Subsidiaries that is an insured depository institution is “well-capitalized” and “well managed” (as those terms are defined under applicable federal banking regulations). Each of Parent’s Subsidiaries that is an insured depository institution has a Community Reinvestment Act rating of “satisfactory” or better. None of Parent, or its Subsidiaries, or to the knowledge of Parent, any director, officer, employee, agent or other person acting on behalf of Parent or any of its Subsidiaries has, directly or indirectly, (i) used any funds of Parent or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of Parent or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of Parent or any of its Subsidiaries, (v) made any fraudulent entry on the books or records of Parent or any of its Subsidiaries, or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business to obtain special concessions for Parent or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for Parent or any of its Subsidiaries, or is currently subject to any sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

4.11 Agreements with Regulatory Agencies.

Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since June 30, 2014, a recipient of any supervisory letter from, or since June 30, 2014, has adopted any policies, procedures or board resolutions at the request or suggestion of any Regulatory Agency or other Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (each, whether or not set forth in the Parent Disclosure Schedule, a “Parent Regulatory Agreement”), except to the extent that any of the foregoing is subject to regulatory confidentiality restrictions prohibiting the disclosure of such Parent Regulatory Agreement to Seller, nor has Parent or any of its Subsidiaries been advised in writing or, to the knowledge of Parent, orally, since June 30, 2014, by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Parent Regulatory Agreement, except to the extent that any such advice is subject to regulatory confidentiality restrictions prohibiting the disclosure of such Parent Regulatory Agreement to Seller.

4.12 Information Technology.

Except as would not reasonably be likely, either individually or in the aggregate, to have a Material Adverse Effect on Parent, to the knowledge of Parent, since January 1, 2014, no party has gained unauthorized access to any information technology networks controlled by and material to the operation of the business of Parent and its Subsidiaries.

4.13 Reorganization.

Parent has not taken any action and is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.14 Opinion.

Prior to the execution of this Agreement, Parent has received an opinion (that, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) from Sandler, O’Neill + Partners L.P., to the effect that, as of the date thereof, and based upon and subject to the factors, assumptions and limitations set forth therein, the Merger Consideration pursuant to this Agreement is fair, from a financial point of view, to Parent.

4.15 Financing.

Parent has, or will have available to it prior to the Closing Date, all funds necessary to satisfy its obligations hereunder, and Parent acknowledges that Parent’s obligations under this Agreement are not subject to any financing contingency.

4.16 No Other Representations or Warranties.

(a) Except for the representations and warranties made by Parent in this Article IV (including the related portions of the Parent Disclosure Schedule), none of the Parent, any of its Subsidiaries, Parent or its Subsidiaries’ financial advisors, attorneys or representatives, or any other person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Parent, its Subsidiaries, or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, including any representation or warranty as to the accuracy or completeness of any information regarding the Parent and its Subsidiaries furnished or made available to Seller and its representatives or as to the future revenue, profitability or success of Parent or Parent’s Subsidiaries, or any representation or warranty arising from statute or otherwise in law. Seller has relied solely upon its own independent investigation and counsel before deciding to enter into this Agreement and the Merger.

(b) Parent acknowledges and agrees that neither Seller nor any other person has made or is making any express or implied representation or warranty other than those contained in Article III.

4.17 Material Misstatements or Omissions.

No representation or warranty by Parent in this Agreement or any document, statement, certificate, schedule, or exhibit furnished or to be furnished to Seller by or on behalf of Parent pursuant hereto contains, or will when furnished contain, any untrue statement of a material fact, or omits, or will then omit to state, a material fact necessary to make the statement of facts contained therein not misleading.

4.18 Employee Benefit Plans

(a) Section 4.18(a) of the Parent Disclosure Schedule lists all Parent’s Benefit Plans. For purposes of this Agreement, “Parent Benefit Plans” mean all employee benefit plans (as defined in ERISA, whether or not subject to ERISA, whether funded or unfunded, and all pension, benefit, retirement, bonus, stock option, stock purchase, restricted stock, stock-based, performance award, phantom equity, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, retention, employment, consulting, termination, change in control, salary continuation, accrued leave, sick leave, vacation, paid time off, health, medical, disability, life, accidental death and dismemberment, insurance, welfare, fringe benefit and other similar plans, programs, policies, practices or arrangements or other contracts or agreements (and any amendments thereto) to or with respect to which Parent or any Subsidiary or any trade or business of Parent or any of its Subsidiaries, whether or not incorporated, all of which together with Purchaser would be deemed a “single employer” within the meaning of Section 4001 of ERISA (a “Parent ERISA Affiliate”), is a party or has any current or future obligation or that are sponsored, maintained, contributed to or required to be contributed to by Parent or any of its Subsidiaries or any Parent ERISA Affiliate for the benefit of any current or former employee, officer, director, consultant or independent contractor (or any spouse or dependent of such individual) of Purchaser or any of its Subsidiaries or any Purchaser ERISA Affiliate.

(b) Parent has heretofore made available to the Seller true, correct and complete copies of the following documents with respect to each of Parent Benefit Plans, to the extent applicable, (i) all plans and trust agreements, (ii) all summary plan descriptions, amendments, modifications or material supplements to any Parent Benefit Plan, (iii) where any Parent Benefit Plan has not been reduced to writing, a written summary of all the material plan terms, (iii) the annual report (Form 5500), if any, filed with the IRS for the last three (3) plan years and summary annual reports, with schedules and financial statements attached, (iv) the most recently received IRS determination letter, if any, relating to any Parent Benefit Plan, (v) the most recently prepared actuarial report for each Parent Benefit Plan (if applicable) for each of the last three (3) years and (vi) copies of material notices, letters or other correspondence with the IRS, DOL or the PBGC.

(c) Each Parent Benefit Plan has been established, operated and administered in all material respects in accordance with its terms and the requirements of all applicable laws, including ERISA and the IRC. Neither Parent nor any of its Subsidiaries has taken any action to take corrective action or made a filing under any voluntary correction program of the IRS, the DOL or any other Governmental Entity with respect to any Parent Benefit Plan, and neither Parent nor any of its Subsidiaries has any Knowledge of any plan defect that would qualify for correction under any such program.

(d) Section 4.18(d) of the Parent Disclosure Schedule identifies each Parent Benefit Plan that is intended to be qualified under Section 401(a) of the IRC (the “Parent Qualified Plans”). The IRS has issued a favorable determination letter with respect to each Parent Qualified Plan and the related trust, which letter has not been revoked (nor has revocation been threatened), and, to the Knowledge of Parent, there are no existing circumstances and no events have occurred that could adversely affect the qualified status of any Parent Qualified Plan or the exempt status of the related trust or increase the costs relating thereto. No trust funding any Parent Benefit Plan is intended to meet the requirements of Section 501(c)(9) of the IRC.

(e) With respect to each Parent Benefit Plan that is subject to Title IV or Section 302 of ERISA or Sections 412, 430 or 4971 of the IRC: (i) no such plan is in “at-risk” status for purposes of Section 430 of the IRC, (ii) the present value of accrued benefits under such Parent Benefit Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Parent Benefit Plan’s actuary with respect to such Parent Benefit Plan, did not, as of its latest valuation date, exceed the then current fair market value of the assets of such Parent Benefit Plan allocable to such accrued benefits, (iii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, (iv) all premiums to the PBGC have been timely paid in full, (v) no liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by Parent or any of its Subsidiaries, and (vi) the PBGC has not instituted proceedings to terminate any such Parent Benefit Plan.

(f) There are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations that have been asserted or instituted, and, to Parent’s Knowledge, no set of circumstances exists that may reasonably be expected to give rise to a claim or lawsuit, against Parent Benefit Plans, any fiduciaries thereof with respect to their duties to Parent Benefit Plans or the assets of any of the trusts under any of Parent Benefit Plans, that could reasonably be expected to result in any material liability of Parent or any of its Subsidiaries to the PBGC, the IRS, the DOL, any Multiemployer Plan, a Multiple Employer Plan, any participant in any Parent Benefit Plan, or any other party.

(g) To the Knowledge of Parent, none of Parent and its Subsidiaries nor any Parent ERISA Affiliate nor any other person, including any fiduciary, has engaged in any “prohibited transaction” (as defined in Section 4975 of the IRC or Section 406 of ERISA), which could subject any of Parent Benefit Plans or their related trusts, Parent, any of its Subsidiaries, any Parent ERISA Affiliate or any person that Parent or any of its Subsidiaries has an obligation to indemnify, to any material tax or penalty imposed under Section 4975 of the IRC or Section 502 of ERISA.

ARTICLE V. COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1 Conduct of Business Prior to the Effective Time.

During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as expressly contemplated or permitted by this Agreement (including as set forth in the Seller Disclosure Schedule), as required by law or as consented to in writing by Parent (or, in the case of clause (b) below, Seller) (such consent not to be unreasonably withheld, conditioned or delayed), (a) Seller shall, and shall cause its Subsidiaries to, (i) conduct its business in the ordinary course in all material respects, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships, and (iii) not take a security interest, ownership or control of commercial real property in such a manner so as to create any liability under Environmental Laws, and (b) each of Parent and Seller shall, and shall cause their respective Subsidiaries to, take no action that would reasonably be likely to adversely affect or delay the ability to obtain any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its respective covenants and agreements under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

5.2 Seller Forbearances.

During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as set forth in the Seller Disclosure Schedule, as expressly contemplated or permitted by this Agreement or as required by law, Seller shall not, and shall not permit any of its Subsidiaries to, without the prior written consent (which may include consent via electronic mail) of the Parent (which consent shall not be unreasonably withheld, conditioned or delayed):

(a) other than in the ordinary course of business, incur any indebtedness for borrowed money (other than Federal Reserve and Federal Home Loan Bank advances, indebtedness of Seller or any of its wholly-owned Subsidiaries to Seller or any of its Subsidiaries) or assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other person (other than a Subsidiary of Seller);

(b) adjust, split, combine or reclassify any capital stock;

(i)	make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock (except (A) regular quarterly cash dividends by Seller at a rate not in excess of $0.10 per share of Seller Common Stock or (B) the acceptance of shares of Seller Common Stock as payment for the exercise price of Seller Stock Options or for withholding taxes incurred in connection with the exercise of Seller Stock Options or the vesting or settlement of Seller Equity Awards and dividend equivalents thereon, if any, in each case in accordance with past practice and the terms of the applicable award agreements, and (C) dividends by Seller Bank to Seller);

(ii)	grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock; or

(iii)	issue, sell or otherwise permit to become outstanding any additional shares of capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock, except pursuant to the exercise of Seller Stock Options or the settlement of Seller Equity Awards in accordance with their terms;

(c) other than as disclosed in Section 5.2(c) of Seller’s Disclosure and other than in the ordinary course of business (including pledging of Loans to secure advances, sales of Loans or pools of Loans in the secondary market and sales of real estate owned), sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, business or assets to any individual, corporation or other entity other than a wholly-owned Subsidiary, or cancel, release or assign any material indebtedness to any such person or any claims held by any such person, in each case other than in the ordinary course of business;

(d) except for transactions in the ordinary course of business (including by way of foreclosure or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith), (i) acquire (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise) any other person or business or any material assets, deposits or properties of any other person, or (ii) make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity, in each case, other than in a wholly-owned Subsidiary of Seller;

(e) (i) terminate, materially amend, renew or waive any material provision of, any Seller Contract, or make any material change in any instrument or agreement governing the terms of any of its securities, other than normal renewals and expirations in the ordinary course of business or (ii) except with respect to contracts or agreements otherwise permitted by this Agreement, enter into any contract that would constitute a Seller Contract if it were in effect on the date of this Agreement;

(f) except as required under applicable law or the terms of any Seller Benefit Plan existing as of the date hereof, (i) enter into, adopt or terminate any material employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or individual independent contractor, (ii) except as disclosed in Section 5.2(f)(ii) of the Seller Disclosure Schedule amend any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or individual independent contractor, other than amendments in the ordinary course of business and consistent with past practice that do not materially increase the cost of maintaining such plan, program, policy or arrangement, (iii) increase, in the aggregate, the compensation and benefits payable to current or former employees, officers, or consultants by more than three percent (3%) of Seller’s aggregate gross compensation and benefits payable as of the date of this Agreement; provided, that for the avoidance of doubt, such 3% limit shall not apply to increases in the cost of Seller’s benefit programs that do not result from increased compensation or benefit offered or payable to current or former employees, (iv) increase the compensation or benefits payable to current or former directors, provided, that for the avoidance of doubt, the limit on increased compensation and benefits shall not apply to increases in the cost of Seller’s benefit programs that do not result from increased compensation or benefits offered or payable to current or former directors, (v) pay or award, or commit to pay or award, any bonuses or incentive compensation; provided, that Seller may pay discretionary bonuses at times, in amounts, and to persons, who it selects in its sole discretion as disclosed on Section 5.2(f)(v) of the Seller Disclosure Schedule, (vi) grant or accelerate the vesting of any equity-based awards or other compensation; provided, that with respect to the ESOP, nothing in this Agreement shall restrict the release of any suspense shares as required by the ESOP, (vii) enter into any new, or amend in any material respect any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (viii) fund any rabbi trust or similar arrangement or (ix) hire any officer;

(g) settle any material claim, suit, action or proceeding, except in the ordinary course of business in an amount and for consideration not in excess of $30,000 individually or $100,000 in the aggregate and that would not impose any material restriction on the business of Seller or its Subsidiaries or the Surviving Corporation;

(h) take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(i) amend the Seller Articles or the Seller Bylaws or comparable governing documents of Seller’s Subsidiaries;

(j) merge or consolidate itself or any of its Subsidiaries with any other person, or restructure, reorganize or completely or partially liquidate or dissolve it or any of its Subsidiaries;

(k) materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported, except as may be required by GAAP or applicable laws, regulations, guidelines or policies imposed by any Governmental Entity or requested by a Governmental Entity;

(l) implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or by applicable laws, regulations, guidelines or policies imposed by any Governmental Entity;

(m) (i) enter into any material new line of business or change in any material respect its lending, investment, underwriting, risk and asset liability management and other banking and operating,

securitization and servicing policies (including any change in the maximum ratio or similar limits as a percentage of its capital exposure applicable with respect to its loan portfolio or any segment thereof), except as required by such policies or applicable law, regulation, policies, order or request of any Governmental Entity, (ii) except as set forth in Section 5.2(f)(ii) of the Seller Disclosure Schedule and except for Loans or binding commitments for Loans that have previously been approved by Seller prior to the date of this Agreement, make any loans or extensions of credit (A) outside the ordinary course of business consistent with past practice in conformity with existing lending practices, (B) involving amounts exceeding $1,500,000, (C) to a director or executive officer of Seller or Seller Bank in excess of $100,000; provided that any response from Parent sought pursuant to this clause (m)(ii) shall be given within five (5) business days after the relevant loan package is provided to Parent (and the failure of Parent to respond within five (5) business days shall be deemed to be approval pursuant to this clause), (iii) except as disclosed in Section 5.2(m)(iii) of the Seller Disclosure Schedule, modify, renew or release any collateral on any aggregate Loan relationship of $1,500,000 or more (except in the event of whole or partial refinancings or payoffs of any Loan, and in the case of any partial refinancing or partial payoff, collateral shall not be released if the resulting collateral coverage ratio would be less favorable to Seller Bank than it was at the time of loan origination or immediately prior to the release, whichever is more favorable to Seller Bank), (iv) make any additional advances, extensions of credit, release of collateral, modifications, or waivers of covenants or defaults on Loans classified by Seller as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Credit Risk Assets,” “Concerned Loans,” “Watch List” or words of similar import, or (v) make or increase any loans under its employee loan program;

(n) except for (i) commitments to sell a participation interest in a Loan which commitments have been approved as of the date of this Agreement or (ii) existing commitments to sell a participation interest in a Loan, sell a participation interest in a Loan, other than sales of Loans secured by one-to-four-family real estate consistent with past practice (including sales of Loans in the secondary market), without first giving Parent the opportunity and a reasonable time to purchase the participation being sold, or purchase a participation interest in a Loan other than purchases of participation interests from Parent;

(o) purchase or otherwise acquire any interest in a Loan held by a third party, or forgive, settle or sell any Loan, except for sales of residential Loans in the secondary market in the ordinary course of business and repayments of Loans by borrowers, for which the outstanding balance, including principal, interest and fees is $100,000 or more;

(p) (i) sell or otherwise transfer any real estate owned having a carrying value on Seller Bank’s balance sheet in excess of $150,000, (ii) other than in the ordinary course of business consistent with past practice, take into real estate owned any property having a carrying value in excess of $250,000, or (iii) sell, transfer, or otherwise dispose of, purchase, or otherwise acquire any other Seller Real Property having a value on Seller’s balance sheet in excess of $150,000;

(q) make any material changes in its policies and practices with respect to (i) underwriting, pricing, originating, acquiring, selling, servicing, or buying or selling rights to service, Loans or (ii) its hedging practices and policies, in each case except as may be required by such policies and practices or by any applicable laws, regulations, guidelines, policies, orders or requests of any Governmental Entity;

(r) except as disclosed in Section 5.2(r) of the Seller Disclosure Schedule, make, or commit to make, any capital expenditures that in the aggregate exceed $50,000, other than binding commitments existing on the date hereof which are described in the Section 5.2(r) of the Seller Disclosure Schedule;

(s) other than in the ordinary course of business consistent with past practice, make, change or revoke any material Tax election, change an annual Tax accounting period, adopt or change any material Tax accounting method, file any amended Tax Return, enter into any closing agreement with respect to Taxes, or except as disclosed in Section 5.2(s) of the Seller Disclosure Schedule, settle any material Tax claim, audit, assessment or dispute or surrender any right to claim a refund of a material amount of Taxes;

(t) except as disclosed in Section 5.2(t) of the Seller Disclosure Schedule or as otherwise provided in this Agreement, make an application for the opening, relocation or closing of any, or open, relocate or close any, branch office, loan production office or other significant office or operations facility of it or its Subsidiaries or acquire or sell or agree to acquire or sell, any branch office;

(u) materially reduce the amount of insurance coverage or fail to renew any material existing insurance policies;

(v) amend in a manner that adversely impacts in any material respect the ability to conduct its business pursuant to, terminate or allow to lapse, any material permits;

(w) knowingly take any action that is intended to or would reasonably be likely to adversely affect or materially delay the ability of Seller or its Subsidiaries to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby or by the Bank Merger Agreement or to perform its covenants and agreements under this Agreement or the Bank Merger Agreement or to consummate the transactions contemplated hereby or thereby;

(x) agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors or similar governing body in support of, any of the actions prohibited by this Section 5.2;

(y) establish or price deposits other than in the ordinary course of business consistent with Seller’s past practices, consistent with safe and sound pricing guidelines; or

(z) offer or establish any pricing, interest rates or terms on any category of deposits to any Related Person that is not also being offered by Seller Bank to customers on substantially the same terms and conditions or as otherwise set forth in Seller Bank’s posted or standard rate sheet used to price or establish terms on any category of deposits. “Related Person” means any “insider” as defined in Regulation O of the Federal Reserve Board and any “company” as defined in Regulation O of the Federal Reserve Board in which such an insider has any ownership interest, equity interest, or other beneficial interest of ten percent (10%) or more.

5.3 Parent Forbearances.

During the period from the date of this Agreement to the Effective Time or earlier termination of this Agreement, except as set forth in the Parent Disclosure Schedule, as expressly contemplated or permitted by this Agreement or as required by law, Parent shall not, and shall not permit Parent Bank to, without the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed):

(a) amend the Parent Articles or Parent Regulations in a manner that would materially and adversely affect the economic benefits of the Merger to the holders of Seller Common Stock or adversely affect the holders of Seller Common Stock relative to other holders of Parent Common Stock;

(b) completely or partially liquidate, sell substantially all of its assets, or merge or consolidate with any person if as a result of such merger or consolidation Parent no longer owns all of the equity securities of Parent Bank or its successor or as a result of such merger or consolidation those persons who collectively own Parent Common Stock immediately prior to such merger or consolidation do not own a majority of the voting power in the election of directors of the surviving or resulting entity;

(c) knowingly take any action that is intended to or would reasonably be likely to adversely affect or materially delay the ability of Seller or its Subsidiaries to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby or by the Bank Merger Agreement or to perform its covenants and agreements under this Agreement or the Bank Merger Agreement or to consummate the transactions contemplated hereby or thereby;

(d) take any action or knowingly fail to take any action where such action or failure to act could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(e) conduct its business other than in the regular, ordinary and usual course consistent with past practice; fail to use reasonable efforts to maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships and retain the services of its officers and key employees, to the extent such actions could reasonably be expected to prevent the Merger from being consummated in accordance with this Agreement;

(f) take any action that is intended to or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement; or

(g) agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors or similar governing body in support of, any of the actions prohibited by this Section 5.3.

ARTICLE VI. ADDITIONAL AGREEMENTS

6.1 Regulatory Matters.

(a) Parent and Seller shall cooperate and use their reasonable best efforts to prepare, within 45 days after of the date of this Agreement, the Proxy Statement, and Parent shall promptly prepare and file with the SEC the S-4, in which the Proxy Statement will be included. Parent shall use its reasonable best efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing, and each of Parent and Seller shall thereafter mail or deliver the Proxy Statement to its shareholders. Parent shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and Seller shall furnish all information concerning Seller and the holders of Seller Common Stock as may be reasonably requested in connection with any such action.

(b) The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Entities. Without limiting the generality of the foregoing, Parent and Seller shall, and shall use their reasonable best efforts to cause their respective Subsidiaries to, each prepare and file any applications, notices and filings required in order to obtain the Requisite Regulatory Approvals within thirty (30) business days after the date of this Agreement. Parent and Seller shall each use, and shall each cause their applicable Subsidiaries to use, reasonable best efforts to obtain each such Requisite Regulatory Approval as promptly as reasonably practicable. The parties shall cooperate with each other in connection therewith (including the furnishing of any information and any reasonable undertaking or commitments that may be required to obtain the Requisite Regulatory Approvals). Parent and Seller shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to Seller or Parent, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. Each party will provide the other with copies of any applications and all correspondence relating thereto prior to filing, other than any portions of material filed in connection therewith that contain competitively sensitive business or other proprietary information filed under a claim of confidentiality. Parent and Seller each agrees that, as to any material of the other that is required to be included in any application, notice or other filing made by it, which information is reasonably identified by the providing party to the receiving party in writing as competitively sensitive material, the receiving party shall request confidential treatment of such information to the extent permitted by applicable law, will permit the providing party to control at its expense the defense of any challenge to such confidential treatment request and will not disclose publicly any such information without the providing party’s prior consent. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein. Each party shall consult with the other in advance of any meeting or conference with any Governmental Entity in connection with the transactions contemplated by this Agreement and to the extent permitted by such Governmental Entity, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences.

(c) In furtherance and not in limitation of the foregoing, each of Parent and Seller shall use its reasonable best efforts to (i) avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing, and (ii) avoid or eliminate each and every impediment so as to enable the Closing to occur as soon as possible, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of businesses or assets of Parent, Seller and their respective Subsidiaries. Notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall require Parent or Seller or their respective Subsidiaries to take, or agree to take, any actions specified in this Section 6.1 that, individually or in the aggregate, would reasonably be expected to have a material and adverse effect on Parent and its Subsidiaries, taken as a whole, or on Seller and its Subsidiaries, taken as a whole (in each case, measured on a scale relative to Seller and its Subsidiaries, taken as a whole) (a “Materially Burdensome Regulatory Condition”).

(d) Parent and Seller shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the S-4 or any other statement, filing, notice or application made by or on behalf of Parent, Seller or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement. Each of Parent and Seller agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in (i) the S-4 will, at the time the S-4 and each amendment or supplement thereto, if any, is filed or becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to shareholders and at the time of Seller Meeting and Parent Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading and (iii) any statement, filing, notice or application filed with any Governmental Entities to obtain the Requisite Regulatory Approvals will contain, at the time each is filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each of Parent and Seller further agrees that if it becomes aware that any information furnished by it would cause any of the statements in the S-4 or the Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take appropriate steps to correct the S-4 or the Proxy Statement.

(e) Parent and Seller shall promptly advise each other upon receiving any communication from any Governmental Entity whose consent or approval is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval will not be obtained or that the receipt of any such approval will be materially delayed.

6.2 Access to Information.

(a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, each of Parent and Seller, for the purposes of verifying the representations and warranties of the other and preparing for the Merger and the other matters contemplated by this Agreement, shall, and shall cause each of their respective Subsidiaries to, afford to the officers, employees, accountants, legal counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments, personnel, information technology systems, and records, and each shall cooperate with the other party in preparing to execute after the Effective Time conversion or consolidation of systems and business operations generally (including by entering into customary confidentiality, non-disclosure and similar agreements with such service providers and/or the other party), and, during such period, each of Parent and Seller shall, and shall cause its respective Subsidiaries to, make available to the other party such information concerning its business, properties and personnel as such party may reasonably request, except to the extent such information relates to (i) matters involving this Agreement, (ii) pending or threatened litigation or investigations to the extent that, in the opinion of counsel, the availability to the other party of such information would or might adversely affect any privilege relating to that information, or, in the case of confidential information that is not privileged, would reasonably be expected to either cause Seller to breach or violate a legal obligation to a third party or have a Material Adverse Effect on Seller or, (iii) matters involving an Acquisition Proposal, except to the extent required by Section 6.11(c). Each party shall use commercially reasonable efforts to minimize any interference with the other party’s regular business operations during any such access. Neither Parent nor Seller nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of Parent’s or Seller’s, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information (after giving due consideration to the existence of any common interest, joint defense or similar agreement between the parties) or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will attempt in good faith to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b) Each of Parent and Seller shall hold all information furnished by or on behalf of the other party or any of such party’s Subsidiaries or representatives pursuant to Section 6.2(a) in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated November 3, 2017, between Parent and Seller (the “Confidentiality Agreement”).

(c) No investigation by either of the parties or their respective representatives shall affect or be deemed to modify or waive the representations and warranties of the other set forth herein, except to the extent it is shown by clear and convincing evidence that the investigating party had knowledge of the specific breach of the representation or warranty in question prior to the date of this Agreement. Nothing contained in this Agreement shall give either party, directly or indirectly, the right to control or direct the operations of the other party prior to the Effective Time. Prior to the Effective Time, each party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

(d) Without limiting the generality of Section 6.2(a), Seller shall use reasonable best efforts to provide data processing, item processing and other processing support and testing as reasonably required and requested by Parent to result in a successful conversion of the data and other files and records of Seller and its Subsidiaries to Parent’s production environment (the “Conversion”). Those efforts of Seller shall be performed in a manner sufficient to provide reasonable assurances that a successful Conversion will occur at the time provided herein. Parent may elect, by a writing to Seller after the date hereof and prior to filing the application for approval of the Merger and the Bank Merger from the Federal Reserve Board a Conversion time that is either, (x) the time that is immediately following the Merger and the Bank Merger (such an election in this clause (x), a “Simultaneous Conversion Election”) or (y) such later date as may be specified by Parent, in each case, subject to any applicable laws, including laws regarding the exchange of information and other laws regarding competition. Without limiting the generality of the foregoing, Seller shall, subject to any such applicable laws: (i) reasonably cooperate with Parent to establish a project plan as specified by Parent to effectuate the Conversion; (ii) use its commercially reasonable efforts to have Seller’s outside contractors continue to support at Parent’s expense, both the Conversion effort and Seller’s incremental Conversion needs until the Conversion can be established; (iii) provide, or use its commercially reasonable efforts to obtain from any outside contractors, all data or other files and layouts reasonably requested by Parent, at Parent’s expense, for use in planning the Conversion, as soon as reasonably practicable; (iv) provide reasonable access to Seller’s personnel and facilities and, with the consent of its outside contractors and at Parent’s expense, its outside contractors’ personnel and facilities, to the extent reasonably necessary to enable the Conversion effort to be completed on schedule; and (v) give notice of termination, conditioned upon the completion of the transactions contemplated by this Agreement, of the contracts of outside data, item and other processing contractors or other third-party vendors to which Seller or any of its Subsidiaries are bound if reasonably requested to do so by Parent to the extent permitted by such contracts; provided, that Seller shall not be required to take any action that would prejudice or adversely affect in any material respect its rights under any such contracts in the event the Closing does not occur.

6.3 Shareholder Approvals.

(a) Subject to Section 6.11, Seller shall take, in accordance with applicable law and the Seller Articles and Seller Bylaws, all action necessary to convene a meeting of its shareholders (the “Seller Meeting”) to be held as soon as reasonably practicable after the S-4 is declared effective for the purpose of obtaining the Requisite Seller Vote required in connection with this Agreement and the Merger, and, if so desired and mutually agreed, upon other matters of the type customarily brought before an annual or special meeting of shareholders to adopt a merger agreement. Subject to the rights of the Board of Directors set forth in Section 6.11, including the right to accept or approve a Superior Proposal, cancel or delay the Seller meeting, change or withdraw its recommendation of this Agreement and/or terminate this Agreement as contemplated in Section 6.11(d), the Board of Directors of Seller shall use its commercially reasonable best efforts to obtain from the shareholders of Seller the Requisite Seller Vote, including by communicating to its shareholders its recommendation (and including such recommendation in the Proxy Statement) that they adopt and approve this Agreement and the transactions contemplated hereby.

(b) Subject to Section 6.11, Seller shall adjourn or postpone the Seller Meeting, if, as of the time for which such meeting is originally scheduled there are insufficient shares of Seller Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting, or if on the date of such meeting Seller has not received proxies representing a sufficient number of shares necessary to obtain the Requisite Seller Vote; provided, that Seller shall not be required to adjourn or postpone the Seller Meeting more than two times pursuant to this Section 6.3(b). Notwithstanding anything to the contrary herein, unless this Agreement has been terminated in accordance with its terms, including in accordance with Section 6.11, the Seller Meeting shall be convened and this Agreement shall be submitted to the shareholders of Seller at the Seller Meeting, for the purpose of voting on the adoption of this Agreement and the other matters contemplated hereby, and nothing contained herein shall be deemed to relieve Seller of such obligation.

(c) Parent shall take, in accordance with applicable law and the Parent Articles and Parent Regulations, all action necessary to convene a meeting of its shareholders (the “Parent Meeting”) to be held as soon as reasonably practicable after the S-4 is declared effective for the purpose of obtaining the Requisite Parent Vote required in connection with this Agreement and the Merger, and, if so desired and mutually agreed, upon other matters of the type customarily brought before an annual or special meeting of shareholders to adopt a merger agreement. The Board of Directors of Parent shall use its reasonable best efforts to obtain from the shareholders of Parent the Requisite Parent Vote, including by communicating to its shareholders its recommendation (and including such recommendation in the Proxy Statement) that they adopt and approve this Agreement and the transactions contemplated hereby.

(d) Parent shall adjourn or postpone the Parent Meeting, if, as of the time for which such meeting is originally scheduled there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting, or if on the date of such meeting Parent has not received proxies representing a sufficient number of shares necessary to obtain the Requisite Parent Vote; provided, that Parent shall not be required to adjourn or postpone the Parent Meeting more than two times pursuant to this Section 6.3(d).

6.4 Legal Conditions to Merger.

Subject in all respects to Section 6.1 and Section 6.3 of this Agreement, each of Parent and Seller shall, and shall cause its Subsidiaries to, use their reasonable efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its Subsidiaries with respect to the Merger and the Bank Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement, and (b) to obtain (and to cooperate with the other party to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Entity and any other third party that is required to be obtained by Seller or Parent or any of their respective Subsidiaries in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.

6.5 Stock Exchange Listing.

Parent shall take all steps necessary to cause the shares of Parent Common Stock to be issued in the Merger to be approved for listing on the NASDAQ, subject to official notice of issuance, prior to the Effective Time.

6.6 Employees; Employee Benefit Plans.

(a) Parent shall use its reasonable good faith efforts to minimize the impact of the Merger and the Bank Merger on employees of Seller and Seller Bank, consistent with Parent’s and Parent Bank’s plans for the operations of the business of the combined entities following the Effective Time; provided, however, that this Agreement shall not be construed to limit the ability of Parent or Parent Bank to close a Seller Bank branch or other Seller Bank facility or terminate the employment of any Seller employee. Parent and Parent Bank will offer Seller Bank employees whose jobs are eliminated as a result of the Bank Merger the opportunity to apply for open positions within Parent and Parent Bank and, with respect to employees who are not employed by Parent or Parent Bank, Parent will cause the Surviving Corporation to pay severance to such employees in accordance with Section 6.6(d) of this Agreement. Parent agrees that each employee who is considered an exempt employee and who is terminated or who voluntarily terminates employment pursuant to this Section 6.6(a) shall receive outplacement services with a reputable outplacement firm for a period of six (6) months from the date of the employee’s termination, and Parent or Parent Bank shall pay all expenses related to the provision of such outplacement services.

(b) With respect to any employee benefit plans of Parent or its Subsidiaries in which any employees of Seller or its Subsidiaries become eligible to participate on or after the Effective Time (the “New Plans”), Parent shall: (i) waive all exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their eligible dependents under any New Plans, except to the extent such exclusions or waiting periods would apply under the analogous Seller Benefit Plan, (ii) to the extent permitted by the New Plans and commercially practicable, provide each such employee and their eligible dependents with credit for any co-payments or co-insurance and deductibles paid prior to the Effective Time under a Seller Benefit Plan (to the same extent that such credit was given under the analogous Seller Benefit Plan prior to the Effective Time) in satisfying any applicable deductible, co-payment, co-insurance or maximum out-of-pocket requirements under any New Plans, and (iii) recognize all service of such employees with Seller and its Subsidiaries for all purposes in any New Plan to the same extent that such service was taken into account under the analogous Seller Benefit Plan prior to the Effective Time; provided that the foregoing service recognition shall not apply (A) to the extent it would result in duplication of benefits for the same period of services, (B) for purposes of any defined benefit pension plan or benefit plan that provides retiree welfare benefits, (C) to any benefit plan that is a frozen plan or provides grandfathered benefits, or (D) to the extent prohibited by law or the plan documents.

(c) Parent will honor all obligations under the employment and change in control agreements that are identified in Section 6.6(c)-A of the Seller Disclosure Schedule, except to the extent any such agreement is superseded or terminated as of, or following, the Effective Time. Concurrently with the execution of this Agreement, Parent shall obtain from those persons named in Section 6.6(c)-B of the Seller Disclosure Schedule, in the form included in Section 6.6(c)-C of the Parent Disclosure Schedule, an executed settlement agreement (a “Settlement Agreement”) to accept full settlement of their rights under their respective employment agreements. Parent agrees that the change in control agreements noted in Schedule 6.6(c) - A of the Seller Disclosure Schedule will be paid out as of the Effective Time, without regard to each contracted employee’s continued employment by Parent or its Subsidiaries following the Effective Time. As noted in the change in control agreements listed on Schedule 6.6(c) - A of the Seller Disclosure Schedule, no payments will be made or benefits provided to the contracted individuals in excess of each contracted individual’s 280G limit as set forth in Section 6.6(c)-C of the Seller Disclosure Schedule. Distribution of benefits in connection with the payment of the change in control benefits provided for under the change in control agreements set forth in Section 6.6(c) of the Seller Disclosure Schedule will be paid in accordance with the process set forth in Section 6.6(k) of the Seller Disclosure Schedule.

(d) Parent will honor the obligations set forth in the Seller Bank’s Employee Severance Compensation Plan, as amended effective January 15, 2018. In addition to severance provided under Sections 6.6(c) and 6.6(d) of this Agreement, the Surviving Corporation will cooperate with Seller to create a retention pool or other incentive bonus plan and pay retention bonuses to certain employees of Seller or its Subsidiaries identified by Parent after consulting with Seller, as critical to data processing or other transition tasks or who are otherwise determined by Parent to be key officers or employees. Retention bonuses may have a vesting term of up to one year, with bonus forfeiture occurring for termination before vesting. Retention bonuses, if any, would be in addition to any bonus for which any former officer or employee of Seller or its Subsidiaries may be eligible as an employee of the Surviving Corporation or Parent Bank.

(e) Seller shall take all actions as are necessary, including the adoption of Board of Directors or compensation committee resolutions or consents, to terminate Seller’s 401(k) plan, effective no later than the day immediately prior to the Effective Time, with such termination to be subject to the occurrence of the Effective Time. Prior to taking any such action, Seller shall provide Parent with a copy of such resolutions or consent in connection with such plan termination, and shall consider any comments provided by Parent in good faith. To the extent applicable, Parent shall cause the 401(k) plan of Parent or its Subsidiaries to accept as soon as practicable cash rollover distributions from current and former employees of Seller and its Subsidiaries with respect to such individuals’ account balances (including loans to the extent permitted by Parent’s 401(k) plan), if elected by any such individuals.

(f) As soon as practicable after the date of this Agreement, Seller will request that the trustee(s) or other applicable named fiduciary of the ESOP (the “ESOP Trustee”) take all necessary actions required by the ESOP plan documents and applicable law, including, but not limited to, Section 409(e)(2) of the Code, to conduct a pass-through vote of the ESOP participants to direct the ESOP Trustee to vote the shares of stock owned by the ESOP either in favor or against the transactions contemplated by this Agreement (the “ESOP Vote”). Sellers will further request that the ESOP Trustee provide to Parent for its review and comment, reasonably in advance of the ESOP Vote, but in any event within the fifteen (15) business days after the initial filing of the S-4, all materials (including the information statement and any similar disclosure materials, frequently asked questions and meeting slides and/or handouts, but excluding the Proxy Statement) proposed to be disclosed to the ESOP participants in connection with the ESOP Vote. Sellers will consider in good faith, and request the ESOP Trustee to so consider, any and all comments provided by Parent as to the content, scope and suitability of the materials proposed to be disclosed.

(g) Seller shall take all actions necessary to terminate the ESOP, effective no later than the day immediately prior to the Effective Time. The accounts of all participants and beneficiaries in the ESOP as of the Effective Time shall become fully vested upon termination of the ESOP. At least three (3) days prior to the Effective Time, all outstanding indebtedness of the ESOP shall be repaid by delivering a sufficient number of unallocated shares of Seller Common Stock to Seller. At the Effective Time, any remaining shares of Seller Common Stock held by the ESOP Trust shall be converted into the right to receive the Merger Consideration, and the balance of the unallocated shares and any other unallocated assets remaining in the ESOP Trust after repayment of the ESOP loan shall be allocated as earnings to the accounts of the ESOP participants who are employed as of the date of termination of the ESOP based on their account balances under the ESOP as of the date of termination of the ESOP. Account balances will be distributed to ESOP participants after the receipt of a favorable determination letter from the IRS, unless otherwise required by law. Prior to the Effective Time, Seller shall take all such actions as are necessary (determined in consultation with Parent) to submit the application for favorable determination letter in advance of the Effective Time, and following the Effective Time, Parent shall use its best efforts in good faith to obtain such favorable determination letter as promptly as possible (including, but not limited to, making such changes to the ESOP as may be required by the IRS as a condition to its issuance of a favorable determination letter). Prior to the Effective time, Seller will adopt all amendments to the ESOP necessary or desirable to effect the provisions of this Section 6.6(g). If any further amendments to the ESOP are necessary or desirable to give effect to this Section 6.6(g), Parent shall adopt such amendments. Promptly following the receipt of a favorable determination letter from the IRS regarding the qualified status of the ESOP upon its termination, the account balances in the ESOP shall either be distributed to participants and beneficiaries or transferred to an eligible tax-qualified retirement plan or individual retirement account as a participant or beneficiary may direct. Notwithstanding anything herein to the contrary, Seller shall continue to accrue and make contributions to the ESOP trust from the date of this Agreement through the termination date of the ESOP in an amount sufficient (but not to exceed) the loan payments which become due in the ordinary course on the outstanding loans to the ESOP prior to the termination of the ESOP and shall make a pro-rated payment on the ESOP loan for the 2018 Plan Year through and including the end of the calendar quarter immediately preceding the Closing, prior to the termination of the ESOP.

(h) Seller shall take all actions as are necessary, including the adoption of Board of Directors or compensation committee resolutions or consents, to terminate any or all of Seller’s welfare benefit plans (e.g. medical, long-term disability, and life insurance plans), effective no later than the day immediately prior to the Effective Time, with such termination to be subject to the occurrence of the Effective Time, except for the post-retirement health arrangements set forth in Section 6.6(i) of the Seller Disclosure Schedule. Prior to taking any such action, Seller shall provide Parent with a copy of such resolutions or consent in connection with such plan termination, and shall consider any comments provided by Parent in good faith. Notwithstanding the foregoing, with respect to any employees of Seller or its Subsidiaries who become employees of Parent on or after the Effective Time (“Continuing Employees”), no coverage of any Continuing Employee or their dependents shall terminate under any Seller welfare benefit plans prior to the time such Continuing Employees or their dependents, as applicable, become eligible to participate in the New Plans common to all employees of the Parent and consequently no Continuing Employee shall experience a gap in health and welfare coverage.

(i) All of the non-qualified deferred compensation to which either Seller and/or Seller Bank is a party are identified on Section 3.11(e) of the Seller Disclosure Schedule. All such arrangements have been fully funded by Seller or fully accrued for on Seller’s books and records as of the date of this Agreement, except to the extent reflected in “Unfunded Benefit Analysis” disclosed in Section 6.6(k) of the Seller Disclosure Schedule. The Seller shall cause the Seller Bank to take any and all necessary actions to terminate the non-qualified deferred compensation arrangements noted in Section 3.11(e) of the Seller Disclosure Schedule at or immediately prior to the Effective Time in accordance with Section 409A of the Internal Revenue Code. From and after the Effective Time, such deferred compensation arrangements shall be terminated without any further accruals or increased obligations or further contributions by Parent, except as set forth in Section 6.6(i) of Seller Disclosure Schedule. Distribution of benefits in connection with the termination of the non-qualified deferred compensation plans identified in Section 3.11(e) of the Seller

Disclosure Schedule will be administered in accordance with the terms of the respective plans and the process set forth in Section 6.6(k) of the Seller Disclosure Schedule.

(j) Nothing in this Agreement shall confer upon any employee, officer, director or consultant of Seller or any of its Subsidiaries or affiliates any right to continue in the employ or service of the Surviving Corporation, Seller, or any Subsidiary or affiliate thereof, or shall interfere with or restrict in any way the rights of the Surviving Corporation, Seller, Parent or any Subsidiary or affiliate thereof to discharge or terminate the services of any employee, officer, director or consultant of Seller or any of its Subsidiaries or affiliates at any time for any reason whatsoever, with or without cause. Nothing in this Agreement shall be deemed to (i) establish, amend, or modify any Seller Benefit Plan, New Plan or any other benefit or employment plan, program, agreement or arrangement, or (ii) alter or limit the ability of the Surviving Corporation or any of its Subsidiaries or affiliates to amend, modify or terminate any particular Seller Benefit Plan, New Plan or any other benefit or employment plan, program, agreement or arrangement after the Effective Time. Without limiting the generality of the final sentence of Section 9.11, nothing in this Section 6.6, express or implied, is intended to or shall confer upon any person, including any current or former employee, officer, director or consultant of Seller or any of its Subsidiaries or affiliates, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(k) In no event shall the expenses associated with the payments required of Seller and Seller Bank under Sections 6.6(c) and 6.6(i) of this Agreement exceed the liabilities currently reflected therefor on the financial statements of Seller by more than $3,060,000, as detailed on Section 6.6(k) of the Seller Disclosure Schedule.

6.7 Indemnification; Directors’ and Officers’ Insurance.

(a) From and after the Effective Time, the Surviving Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law, each present and former director and officer of Seller and its Subsidiaries (in each case, when acting in such capacity) (collectively, the “Seller Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising in whole or in part out of, or pertaining to, the fact that such person is or was a director or officer of Seller or any of its Subsidiaries or any of their respective predecessors or was prior to the Effective Time serving at the request of any such party as a director, officer, employee, trustee or partner of another corporation, partnership, trust, joint venture, employee benefit plan or other entity as set forth on Section 6.7(a) of the Seller Disclosure Schedule, and pertaining to matters, acts or omissions existing or occurring at or prior to the Effective Time, including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated by this Agreement; and Parent and the Surviving Corporation shall also advance expenses as incurred by such Seller Indemnified Party to the fullest extent permitted by applicable law; provided that the Seller Indemnified Party to whom expenses are advanced provides an undertaking (in a reasonable and customary form) to repay such advances if it is ultimately determined by a court of competent jurisdiction that such Seller Indemnified Party is not entitled to indemnification.

(b) For a period of six (6) years after the Effective Time, the Surviving Corporation shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Seller (provided, that the Surviving Corporation may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims against the present and former officers and directors of Seller or any of its Subsidiaries arising from facts or events that occurred at or before the Effective Time (including the transactions contemplated by this Agreement); provided, however, that the Surviving Corporation shall not be obligated to expend in the aggregate pursuant to this Section 6.7(b) more than 300% of the aggregate annual premiums paid as of the date hereof by Seller for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap, then the Surviving Corporation shall cause to be maintained policies of insurance that provide the maximum coverage available at an amount equal to the Premium Cap. In lieu of the foregoing, Seller, in consultation with, but only upon the consent of Parent, may (and at the request of Parent, Seller shall use its reasonable best efforts to) obtain at or prior to the Effective Time a six-year “tail” policy under Seller’s existing directors and officers insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, in the aggregate, does not exceed the Premium Cap, which policy Parent shall not cancel or terminate for any reason.

(c) The provisions of this Section 6.7 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Seller Indemnified Party and his or her heirs and representatives. If the Surviving Corporation or any of its successors or assigns shall (i) consolidate with or merge into any other entity and not be the continuing or surviving entity of such consolidation or merger, or (ii) liquidate, dissolve, or transfer all or substantially all of its assets or deposits to any other entity or engage in any similar transaction, then, in each such case, the Surviving Corporation will cause proper provision to be made so that the successors and assigns of the Surviving Corporation will expressly assume the obligations set forth in this Section 6.7.

(d) Following the Effective Time, the obligations of the Surviving Corporation, Parent and Seller under this Section 6.7 shall not be terminated or modified in a manner so as to adversely affect any Seller Indemnified Party or any other person entitled to the benefit of this Section 6.7 without the prior written consent of the affected Seller Indemnified Party.

6.8 Termination of Agreements.

Between the date hereof and the Effective Time, Parent and Seller will confer in good faith in an effort to identify (i) any agreements of Seller or Seller Bank that should be terminated as a result of the transactions contemplated by this Agreement and (ii) when and how those agreements should be terminated. Neither Seller nor any of its Subsidiaries shall allow a Seller Contract to expire or be renewed without prior consultation with Parent.

6.9 Advice of Changes.

Parent and Seller shall each promptly advise the other party of any fact, change, event or circumstance known to it (i) that has had or is reasonably likely to have a Material Adverse Effect on it or (ii) that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein or that reasonably could be expected to give rise, individually or in the aggregate, to the failure of a condition in Article VII; provided, that any failure to give notice in accordance with the foregoing shall not be deemed to constitute a violation of this Section 6.9 or the failure of any condition set forth in Section 7.2 or 7.3 to be satisfied, or otherwise constitute a breach of this Agreement by the party failing to give such notice, in each case unless the underlying fact, change, event or circumstance would independently result in a failure of the conditions set forth in Section 7.2 or 7.3 to be satisfied.

6.10 Board Members; Advisory Board.

(a) Effective as of the Effective Time, (i) Parent shall increase by two the number of members of its Board of Directors and shall appoint two (2) persons determined mutually by Seller and Parent as members of the Parent Board of Directors, and (ii) Parent Bank shall increase by three (3) the number of members of the Parent Bank Board of Directors and elect three (3) persons determined mutually by Seller and Parent as members of the Parent Bank Board of Directors.

(b) Parent Bank will invite all directors of Seller Bank not identified in the immediately preceding sentence to be members of a community advisory board, which Parent Bank will maintain for at least two (2) years following the Closing Date.

6.11 Acquisition Proposals.

(a) From February 9, 2018, Seller has, and has caused its Representatives to, cease and cause to be terminated any activities, discussions or negotiations with any person other than Parent with respect to any Acquisition Proposal. From and after the date hereof, Seller shall not, and shall cause its Subsidiaries and cause its and their officers, directors, agents, advisors and representatives (collectively, “Representatives”) not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate inquiries or proposals with respect to, (ii) engage or participate in any negotiations with any person concerning, or (iii) provide any confidential or nonpublic information or data to any person relating to, any Acquisition Proposal.

(b) Notwithstanding the foregoing Section 6.11(a), in the event that, after the date hereof and prior to the receipt of the Requisite Seller Vote, Seller receives an unsolicited bona fide written Acquisition Proposal, it may, and may permit its Subsidiaries and its and its Subsidiaries’ Representatives to, furnish or cause to be furnished nonpublic information or data, participate in such negotiations or discussions to the extent that its Board of Directors concludes in good faith (after receiving the advice of its outside legal counsel, and with respect to financial matters, its financial advisor) that the Acquisition Proposal constitutes, or is reasonably capable of becoming, a Superior Proposal, and that the failure to take such actions would be more likely than not to result in a violation of its fiduciary duties under applicable law. Prior to providing any nonpublic information permitted to be provided pursuant to this Section 6.11(b), Seller shall have provided such information to Parent, and shall have entered into a confidentiality agreement with such third party on terms no less favorable to Seller than the Confidentiality Agreement, which confidentiality agreement shall not provide such person with any exclusive right to negotiate with Seller.

(c) Seller will promptly advise Parent orally, within one (1) business day, and by writing, within three (3) business days, of the receipt of any Acquisition Proposal or any inquiry that would reasonably be expected to lead to an Acquisition Proposal, and the substance thereof (including the terms and conditions of and the identity of the person making such inquiry or Acquisition Proposal), and will promptly (and in any event orally, within one (1) business day, and by writing, within three (3) business days) advise Parent of any related developments, discussions and negotiations, including any amendments to, or revisions of, the terms of such inquiry or Acquisition Proposal. Seller shall use its reasonable best efforts to enforce any confidentiality or standstill agreements to which it or any of its Subsidiaries is a party in accordance with the terms thereof.

(d) Notwithstanding anything herein to the contrary, at any time prior to the receipt of the Requisite Seller Vote, Seller may accept or approve a Superior Proposal, cancel or delay the Seller Meeting, change or withdraw its recommendation of this Agreement and the Merger and/or terminate this Agreement (each such action an “Exit Action”); provided, that the Seller’s Board of Directors may not do any of the foregoing unless:

(i)	the Board of Directors of Seller has concluded in good faith (after receiving the advice of its outside legal counsel, and with respect to financial matters, its financial advisor) that the Acquisition Proposal constitutes a Superior Proposal, and that the failure to accept such Superior Proposal would be more likely than not to result in a violation of its fiduciary duties under applicable law, after taking into account any amendment or modification to this Agreement agreed to or proposed by Parent;

(ii)	Seller shall have provided prior written notice to Parent at least four (4) business days in advance (the “Notice Period”) of taking any Exit Action, which notice shall advise Parent that the Seller has received a Superior Proposal, and specifying the material terms and conditions of such Superior Proposal (including the identity of the person or group making the Superior Proposal);

(iii)	during the Notice Period, Seller shall negotiate with Parent in good faith (to the extent Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Superior Proposal ceases to constitute a Superior Proposal; and

(iv)	the Seller’s Board of Directors shall have concluded in good faith (after consultation with Seller’s financial advisors and outside legal counsel) that, after considering the results of such negotiations, if any, and after giving effect to any proposals, amendments or modifications offered or agreed to by Parent, if any, that such Acquisition Proposal continues to constitute a Superior Proposal.

(e) Other than pursuant to this Section 6.11, Seller shall not, and shall cause its Subsidiaries and their respective officers, directors, agents, advisors and representatives not to on its behalf, enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or other agreement relating to any Acquisition Proposal.

(f) As used in this Agreement:

(i)	“Acquisition Proposal” shall mean, other than the transactions contemplated by this Agreement, any offer, or proposal relating to, or any third party indication of interest in, (A) any acquisition or purchase, direct or indirect, of 25% or more of the consolidated assets of Seller and its Subsidiaries or 25% or more of any class of equity or voting securities of Seller or its Subsidiaries whose assets, individually or in the aggregate, constitute 25% or more of the consolidated assets of Seller, (B) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 25% or more of any class of equity or voting securities of Seller or its Subsidiaries whose assets, individually or in the aggregate, constitute 25% or more of the consolidated assets of Seller, or (C) a merger, consolidation, share exchange or other business combination involving Seller or its Subsidiaries whose assets, individually or in the aggregate, constitute 25% or more of the consolidated assets of Seller.

(ii)	“Superior Proposal” means any bona fide written Acquisition Proposal on terms which the Seller Board of Directors determines in good faith, after consultation with Seller’s outside legal counsel and independent financial advisors, and taking into account all the legal, financial, regulatory and other aspects of such Acquisition Proposal, including execution risk and risks as to certainty and timing of consummation, the interests of Seller Bank’s employees, suppliers, and customers, and the communities in which Parent or any of its Subsidiaries are located would, if consummated, result in a transaction that is more favorable to the holders of Seller Common Stock than the terms of this Agreement (in each case, taking into account any revisions to this Agreement made or proposed by Parent); provided that for purposes of the definition of “Superior Proposal,” the references to “25% or more” in the definition of Acquisition Proposal or Acquisition Transaction shall be deemed to be references to “50% or more.”

6.12 Public Announcements.

Seller and Parent shall each use their reasonable best efforts (a) to develop a joint communications plan, (b) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan, and (c) except in respect of any announcement required by (i) applicable law or regulation, (ii) a request by a Governmental Entity or (iii) an obligation pursuant to any listing agreement with or rules of any securities exchange, Seller and Parent agree to consult with each other and to obtain the advance approval of the other party (which approval shall not be unreasonably withheld, conditioned or delayed) before issuing any press release or, to the extent practical, otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

6.13 Change of Method.

Parent may at any time change the method of effecting the Merger and the Bank Merger (including by providing for the merger of Parent Bank with and into Seller Bank) if and to the extent requested by Parent, and Seller agrees to enter into such amendments to this Agreement and the Bank Merger Agreement as Parent may reasonably request in order to give effect to such restructuring; provided, however, that no such change or amendment shall (i) alter or change the amount or kind of the Merger Consideration provided for in this Agreement, (ii) adversely affect the Tax treatment of the Merger with respect to Seller’s shareholders or causes the Merger to no longer qualify as a “reorganization” within the meaning of Section 368(a) of the Code, or (iii) be reasonably likely to cause the Closing to be prevented or materially delayed or the receipt of the Requisite Regulatory Approvals to be prevented or materially delayed, (iv) otherwise adversely affect the holders of Seller Common Stock.

6.14 Restructuring Efforts.

Subject to Section 6.11, if Seller or Parent shall have failed to obtain the Requisite Seller Vote or the Requisite Parent Vote at the duly convened Seller Meeting or Parent Meeting, as applicable, or any adjournment or postponement thereof, each of the parties shall in good faith use its reasonable best efforts to negotiate a restructuring of the transaction provided for herein (provided, however, that no party shall have any obligation to agree to (i) alter or change any material term of this Agreement, including the amount or kind of the Merger Consideration provided for in this Agreement or (ii) adversely affect the Tax treatment of the Merger with respect to Seller’s shareholders) and/or resubmit this Agreement or the transactions contemplated hereby (or as restructured pursuant to this Section 6.14) to its shareholders for adoption.

6.15 Takeover Statutes.

Neither Parent nor Seller shall take any action that would cause any Takeover Statute to become applicable to this Agreement, the Merger, or any of the other transactions contemplated hereby, and each of Parent and Seller shall take all necessary steps to exempt (or ensure the continued exemption of) the Merger and the other transactions contemplated hereby from any applicable Takeover Statute now or hereafter in effect. If any Takeover Statute may become, or may purport to be, applicable to the transactions contemplated hereby, each of Parent and Seller will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on any of the transactions contemplated by this Agreement, including, if necessary, challenging the validity or applicability of any such Takeover Statute.

6.16 Exemption from Liability Under Section 16(b).

Parent shall take all steps as may be necessary or appropriate to cause the transactions contemplated by Article I and Article II and any other acquisitions of equity securities of Parent by any insiders of Seller in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.17 Litigation and Claims.

Each of Parent and Seller shall promptly notify each other in writing of any action, arbitration, audit, hearing, investigation, litigation, suit, subpoena or summons issued, commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator pending or, to the knowledge of Parent or Seller, as applicable, threatened against Parent, Seller or any of their respective Subsidiaries that (a) questions or would reasonably be expected to question the validity of this Agreement, the Bank Merger Agreement or the other agreements contemplated hereby or thereby or any actions taken or to be taken by Parent, Seller or their respective Subsidiaries with respect hereto or thereto, or (b) seeks to enjoin or otherwise restrain the transactions contemplated hereby or thereby. Seller shall give Parent the opportunity to participate at its own expense in the defense or settlement of any shareholder litigation against Seller and/or its directors or affiliates relating to the transactions contemplated by this Agreement, and no such settlement shall be agreed without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

6.18 Disclosure Supplements.

From time to time until the Effective time, each of Parent and Seller will promptly supplement or amend its respective Disclosure Schedule to disclose anything that, if existing, occurring, or known on the date of this Agreement would have been disclosed in that Disclosure Schedule, or to correct any inaccurate information in that Disclosure Schedule. No supplement to or amendment to such Disclosure Schedule shall have any effect for the purpose of determining satisfaction of the conditions set forth in Article VII.

ARTICLE VII. CONDITIONS PRECEDENT

7.1 Conditions to Each Party’s Obligation to Effect the Merger.

The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) Shareholder Approval. This Agreement shall have been adopted by the shareholders of Seller by the Requisite Seller Vote and by the shareholders of Parent by the Requisite Parent Vote.

(b) NASDAQ Listing. The shares of Parent Common Stock that shall be issuable pursuant to this Agreement shall have been authorized for listing on the NASDAQ, subject to official notice of issuance.

(c) S-4; Blue Sky Laws. The S-4 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the S-4 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn, and Parent shall have received all required approvals by state securities or “blue sky” authorities with respect to the transactions contemplated by this Agreement.

(d) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the Bank Merger, shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits or makes illegal consummation of the Merger or the Bank Merger.

(e) Regulatory Approvals. (i) All regulatory authorizations, consents, orders or approvals of the transactions contemplated by this Agreement, including the Merger and the Bank Merger, which shall include the approvals set forth in Sections 3.4 and 4.4 that are necessary to consummate the transactions contemplated by this Agreement, including the Merger and the Bank Merger shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (such approvals and the expiration of such waiting periods being referred to herein as the “Requisite Regulatory Approvals”), and (ii) no such Requisite Regulatory Approval shall have resulted in the imposition of any Materially Burdensome Regulatory Condition.

7.2 Conditions to Obligations of Parent.

The obligation of Parent to effect the Merger is also subject to the satisfaction, or waiver by Parent, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties. The representations and warranties of Seller set forth (i) in Section 3.2(a) and Section 3.8(a) (in each case after giving effect to the lead in to Article III) shall be true and correct (other than, in the case of Section 3.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, and (ii) in Sections 3.1, 3.2(b) and 3.3(a) (in each case, after giving effect to the lead in to Article III) shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. All other representations and warranties of Seller set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead in to Article III) shall be true and correct in all respects as of the date of this Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Closing Date as though made on and as of the Closing Date; provided, however, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be likely to have a Material Adverse Effect on Seller or the Surviving Corporation. Parent shall have received a certificate signed on behalf of Seller by the Chief Executive Officer and the Chief Financial Officer of Seller to the foregoing effect.

(b) Performance of Obligations of Seller. Seller shall have performed in all material respects the covenants, agreements and obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of Seller by the Chief Executive Officer and the Chief Financial Officer of Seller to such effect.

(c) Federal Tax Opinion. Parent shall have received the opinion of Tucker Ellis LLP, in form and substance reasonably satisfactory to Parent, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, legal counsel will require and rely upon representations contained in certificates of officers of Parent and Seller, reasonably satisfactory in form and substance to such legal counsel.

7.3 Conditions to Obligations of Seller.

The obligation of Seller to effect the Merger is also subject to the satisfaction, or waiver by Seller, at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent set forth (i) in Section 4.2(a) and Section 4.8(a) (in each case, after giving effect to the lead in to Article IV) shall be true and correct (other than, in the case of Section 4.2(a), such failures to be true and correct as are de minimis) in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, and (ii) in Sections 4.1, 4.2(b) and 4.3(a) (in each case, after giving effect to the lead in to Article IV) shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date. All other representations and warranties of Parent set forth in this Agreement (read without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties but, in each case, after giving effect to the lead in to Article IV) shall be true and correct in all respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date; provided, however, that for purposes of this sentence, such representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, either individually or in the aggregate, and without giving effect to any qualification as to materiality or Material Adverse Effect set forth in such representations or warranties, has had or would reasonably be likely to have a Material Adverse Effect on Parent. Seller shall have received a certificate signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to the foregoing effect.

(b) Performance of Obligations of Parent. Parent shall have performed in all material respects the covenants, agreements and obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Seller shall have received a certificate signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to such effect.

(c) Federal Tax Opinion. Seller shall have received written opinions of Tucker Ellis LLP and Kilpatrick Townsend & Stockton LLP, in form and substance reasonably satisfactory to Seller, dated as of the Closing Date, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinions, Tucker Ellis LLP and Kilpatrick Townsend & Stockton LLP will require and rely upon representations contained in certificates of officers of Parent and Seller, reasonably satisfactory in form and substance to such legal counsel.

ARTICLE VIII. TERMINATION

8.1 Termination.

This Agreement may be terminated at any time prior to the Effective Time, whether before or after adoption of this Agreement by the shareholders of Seller or by the shareholders of Parent:

(a) by mutual consent of Parent and Seller in a written instrument;

(b) by either Parent or Seller if any Governmental Entity that must grant a Requisite Regulatory Approval has denied approval of the Merger or the Bank Merger and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger or the Bank Merger;

(c) by either Parent or Seller if the Merger shall not have been consummated on or before December 31, 2018 (the “Termination Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

(d) by Parent (provided, that Parent is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in this Agreement on the part of Seller, which breach or failure to be true, either individually or in the aggregate with all other breaches by Seller (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the Closing Date, the failure of a condition set forth in Section 7.2 and that is not cured by the earlier of the Termination Date and the date that is thirty (30) days following written notice to Seller, or by its nature or timing cannot be cured during such period;

(e) by Seller (provided, that Seller is not then in material breach of any representation, warranty, covenant or other agreement contained herein) if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties (or any such representation or warranty shall cease to be true) set forth in this Agreement on the part of Parent, which breach or failure to be true, either individually or in the aggregate with all other breaches by Parent (or failures of such representations or warranties to be true), would constitute, if occurring or continuing on the Closing Date, the failure of a condition set forth in Section 7.3 and that is not cured by the earlier of the Termination Date and the date that is thirty (30) days following written notice to Parent, or by its nature or timing cannot be cured during such period;

(f) by Parent, if (i) prior to such time as the Requisite Seller Vote is obtained, Seller or the Board of Directors of Seller (A) submits this Agreement to its shareholders without a recommendation for approval, or otherwise withdraws or materially and adversely modifies (or discloses its intention to withdraw or materially and adversely modify) its recommendation as contemplated by Section 6.3(a), recommends to its shareholders an Acquisition Proposal other than the Merger, or Seller has accepted a Superior Proposal, or (B) materially breaches its obligations under Section 6.3 or 6.11; or (ii) a tender offer or exchange offer for

25% or more of the outstanding shares of Seller Common Stock is commenced (other than by Parent or a Parent Subsidiary), and the Board of Directors of Seller recommends that the shareholders of Seller tender their shares in such tender or exchange offer or otherwise fails to recommend that such shareholders reject such tender offer or exchange offer within ten (10) business days of the date such tender offer is first publicly commenced;

(g) by Seller pursuant to Section 6.11; or

(h) by Seller, if the Seller Board of Directors so determines by a vote of the majority of the members of the entire Seller Board of Directors, at any time during the five-day period (the “Determination Period”) commencing with the Determination Date (as defined below), if both of the following conditions are satisfied:

(i)	the number obtained by dividing the Average Closing Price by the Starting Price (each as defined below) (the “Parent Ratio”) shall be less than eighty one-hundredths (0.80); and

(ii)	(x) the Parent Ratio shall be less than (y) the number obtained by dividing the Final Index Price by the Starting Index Price (each as defined below) and subtracting twenty one-hundredths (0.20) from the quotient in this clause (ii)(y) (such number in this clause (ii)(y) being referred to herein as the “Index Ratio”); subject, however, to the following three sentences.

If Seller elects to exercise the termination right pursuant to this Section 8.1(h), Seller shall give written notice to Parent (provided that such notice of election to terminate may be withdrawn at any time within the Determination Period). During the five-day period commencing with its receipt of such notice, Parent shall have the option to increase the Merger Consideration to be received by the holders of Seller Common Stock hereunder, by adjusting the applicable Exchange Ratio (calculated to the nearest one one-thousandth (1/1000)) to equal the lesser of (x) a number (rounded to the nearest one one-thousandth (1/1000)) obtained by dividing (A) the product of the Starting Price, eighty one-hundredths (0.80) and the applicable Exchange Ratio (as then in effect) by (B) the Average Closing Price and (y) a number (rounded to the nearest one one-thousandth (1/1000)) obtained by dividing (A) the product of the Index Ratio and the applicable Exchange Ratio (as then in effect) by (B) the Parent Ratio. If Parent so elects within such five-day period, it shall give prompt written notice to Seller of such election and the revised applicable Exchange Ratio, whereupon no termination shall have occurred pursuant to this Section 8.1(h) and this Agreement shall remain in effect in accordance with its terms (except as the applicable Exchange Ratio shall have been so modified).

For purposes of this Section 8.1(h), the following terms shall have the meanings indicated:

“Average Closing Price” means the average of the per share closing prices of a share of Parent Common Stock on the NASDAQ (as reported in The Wall Street Journal, or if not reported therein, in another authoritative source) during the twenty (20) consecutive full trading days ending on the trading day immediately prior to the Determination Date.

“Determination Date” means the last to occur of (i) the date on which the last approval, consent or waiver of any Governmental Authority required to permit consummation of the transactions contemplated by this Agreement is received and all statutory waiting periods in respect thereof shall have expired, (ii) the date on which the shareholders of Seller approve this Agreement, and (iii) the date on which the shareholders of Parent approve this Agreement.

“Final Index Price” means the average of the Index Prices for the twenty (20) consecutive trading days ending on the trading day immediately prior to the Determination Date.

“Index Group” means the NASDAQ Bank index.

“Index Price” means the closing price on such date of the Index Group.

“Starting Index Price” means the average of the Index Prices for the five (5) consecutive trading days ending on the last trading day immediately preceding the date of the first public announcement of entry into this Agreement.

“Starting Price” means $23.28.

The party desiring to terminate this Agreement otherwise than pursuant to clause (a) of this Section 8.1 shall give written notice of such termination to the other party in accordance with Section 9.5, specifying the provision or provisions hereof pursuant to which such termination is effected.

8.2 Effect of Termination.

(a) In the event of termination of this Agreement by either Parent or Seller as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of Parent, Seller, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Section 6.2(b), Article IX and this Section 8.2 shall survive any termination of this Agreement, and (ii) notwithstanding anything to the contrary contained in this Agreement, neither Parent nor Seller shall be relieved or released from any liabilities or damages arising out of its fraud or willful and material breach of any provision of this Agreement.

(b)

(i)	In the event that after the date of this Agreement a bona fide Acquisition Proposal shall have been made known to senior management of Seller or shall have been made directly to its shareholders generally or any person shall have publicly announced (and not withdrawn) an Acquisition Proposal with respect to Seller and (x) (A) thereafter this Agreement is terminated by either Parent or Seller pursuant to Section 8.1(c) without the Requisite Seller Vote having been obtained or (B) thereafter this Agreement is terminated by Parent pursuant to Section 8.1(d), and (y) prior to the date that is twelve (12) months after the date of such termination, Seller enters into a definitive agreement or consummates a transaction with respect to an Acquisition Proposal (whether or not the same Acquisition Proposal as that referred to above), then Seller shall, on the earlier of the date it enters into such definitive agreement and the date of consummation of such transaction, pay Parent, by wire transfer of same day funds, a fee equal to Three-and-One-Half Million Dollars ($3,500,000) (the “Termination Fee”).

(ii)	In the event that this Agreement is terminated by Parent pursuant to Section 8.1(f) or by Seller pursuant to Section 8.1(g), then Seller shall pay Parent, by wire transfer of same day funds, the Termination Fee as promptly as reasonably practical after the date of termination (and, in any event within three (3) business days thereafter).

(c) Each of Parent and Seller acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if Seller fails promptly to pay the amount due pursuant to this Section 8.2, and, in order to obtain such payment, Parent commences a suit that results in a judgment against Seller for the Termination Fee or any portion thereof, Seller shall pay the costs and expenses of Parent (including reasonable attorneys’ fees and expenses) in connection with such suit. The amounts payable by Seller pursuant to Section 8.2(b) constitute liquidated damages and not a penalty, and, except in the case of fraud or willful material misconduct, shall be the sole monetary remedy of Parent in the event of a termination of this Agreement as specified in such section.

ARTICLE IX. GENERAL PROVISIONS

9.1 Nonsurvival of Representations, Warranties and Agreements.

None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement (other than the Confidentiality Agreement, which shall survive in accordance with its terms) shall survive the Effective Time, except for Sections 6.6, 6.7 and 6.10, and for those other covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time.

9.2 Amendment.

Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of Seller and/or shareholders of Parent; provided, however, that after the adoption of this Agreement by the shareholders of Seller and/or shareholders of Parent, there may not be, without further approval of such shareholders, any amendment of this Agreement that requires further approval under applicable law. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties hereto.

9.3 Extension; Waiver.

At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or satisfaction of any conditions contained herein; provided, however, that after adoption of this Agreement by the shareholders of Seller and/or shareholders of Parent, there may not be, without further approval of such shareholders, any extension or waiver of this Agreement or any portion thereof that requires further approval under applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.4 Expenses.

Except (i) with respect to costs and expenses of printing and mailing the Proxy Statement and all filing and other fees paid to the SEC in connection with the Merger, which shall be borne equally by Parent and Seller, (ii) with respect to costs and expenses of all filing and other fees in connection with any filing under the HSR Act, which shall be borne by Parent and (iii) as otherwise provided in Section 8.2, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

9.5 Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon confirmation of receipt, or if by email so long as such email states it is a notice delivered pursuant to this Section 9.5 and a duplicate copy of such email is promptly given by one of the other methods described in this Section 9.5, (b) on the first business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:(a) if to Seller, to:

United Community Bancorp

92 Walnut Street

Lawrenceburg, Indiana 47025

Attention:	Elmer G. McLaughlin
Email:	EG.McLaughlin@bankucb1.com

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP

607 14th Street, N.W., Suite 900

Washington, D.C. 20005

Attention: Edward G. Olifer

Facsimile: (202) 204-5614

Email:       eolifer@kilpatricktownsend.com

And

(b) if to Parent, to:

Civista Bancshares, Inc.

100 E. Water Street

Sandusky, Ohio 44870

Attention:   Dennis G. Shaffer

Email:         dgshaffer@civistabank.com

With a copy (which shall not constitute notice) to:

Civista Bancshares, Inc.

100 E. Water Street

Sandusky, Ohio 44870

Attention:   General Counsel

Email:         jemcgookey@civistabank.com

and

Tucker Ellis LLP

950 Main Avenue, Suite 1100

Cleveland, Ohio 44113

Attention:	M. Patricia Oliver and
Glenn E. Morrical
Facsimile:	(216) 592-5009
Email:	patricia.oliver@tuckerellis.com
glenn.morrical@tuckerellis.com

9.6 Interpretation.

The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” References to “the date hereof” shall mean the date of this Agreement. As used in this Agreement, the “knowledge” of Seller or words of similar import mean the actual knowledge of any of the officers of Seller listed on Section 9.6 of the Seller Disclosure Schedule, and the “knowledge” of Parent or words of similar import mean the actual knowledge of any of the officers of Parent listed on Section 9.6 of the Parent Disclosure Schedule. As used herein, (i) “business day” means any day other than a Saturday, a Sunday or a day on which banks in Ohio or Indiana are authorized by law or executive order to be closed, (ii) the term “person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature, (iii) an “affiliate” of a specified person is any person that directly or indirectly controls, is controlled by, or is under common control with, such specified person and (iv) the term “made available” means any document or other information that was (a) provided by one party or its representatives to the other party and its representatives prior to the date hereof, (b) included in the virtual data room of a party prior to the date hereof or (c) filed by a party with the SEC and publicly available on EDGAR prior to the date hereof. The Seller Disclosure Schedule and the Parent Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement but may be omitted from filing as part of any exhibit to the S-4 as permitted by SEC rules. All references to “dollars” or “$” in this Agreement are to United States dollars. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law.

9.7 Counterparts.

This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means as set forth in Section 9.14), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.8 Entire Agreement.

This Agreement (including the documents and the instruments referred to herein) together with the Confidentiality Agreement constitute the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

9.9 Governing Law; Jurisdiction.

(a) This Agreement shall be governed and construed in accordance with the laws of the State of Ohio, without regard to any applicable conflicts of law.

(b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court of competent jurisdiction located in Cleveland, Ohio (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 9.5.

9.10 Waiver of Jury Trial.

Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any right such party may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that: (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (ii) each party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.10.

9.11 Assignment; Third Party Beneficiaries.

Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in (a) Section 6.7, which is intended to benefit each Seller Indemnified Party and his or her heir and representatives, (b) Section 6.6(c), which is intended to benefit, to the extent expressly provided therein, each employee of Seller that is a party to an employment, change in control or other severance agreement, this Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.12 Specific Performance.

The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the Merger), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

9.13 Severability.

Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

9.14 Delivery by Facsimile or Electronic Transmission.

This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a .pdf format data file or other image file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a .pdf format data file or other image file, to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a .pdf format data file or other image file, as a defense to the formation of a contract and each party hereto forever waives any such defense.

9.15 Further Assurances.

In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement (including, any merger between a Parent Subsidiary, on the one hand, and a Subsidiary of Seller, on the other) or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by Parent.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

UNITED COMMUNITY BANCORP

By:	/s/ Elmer G. McLaughlin
Name: Elmer G. McLaughlin
Title: President and Chief Executive Officer

UNITED COMMUNITY BANK

By:	/s/ Elmer G. McLaughlin
Name: Elmer G. McLaughlin
Title: President and Chief Executive Officer

CIVISTA BANCSHARES, INC.

By:	/s/ Dennis G. Shaffer
Name: Dennis G. Shaffer
Title: Chief Executive Officer and President

CIVISTA BANK

By:	/s/ Dennis G. Shaffer
Name: Dennis G. Shaffer
Title: Chief Executive Officer and President

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

FORM OF VOTING AGREEMENT

                , 2018

Civista Bancshares, Inc.

100 E. Water Street

Sandusky, Ohio 44870

Ladies and Gentlemen:

Concurrently with the execution of this letter agreement (this “Voting Agreement”), Civista Bancshares, Inc., an Ohio corporation (“Parent”), Parent’s wholly-owned subsidiary, Civista Bank, a commercial bank chartered under the laws of the State of Ohio (“Parent Bank”), United Community Bancorp, an Indiana corporation (“Seller”) and United Community Bank, a savings bank chartered under the laws of the United States (“Seller Bank”) are entering into an Agreement and Plan of Merger dated the date of this Voting Agreement (the “Merger Agreement”), whereby Seller will merge into Parent (the “Merger”) and shareholders of Seller will receive cash and Parent common shares on terms stated in the Merger Agreement, subject to the closing of the Merger. All capitalized terms used as defined terms but not defined in this Voting Agreement have the meanings given in the Merger Agreement.

In order to induce Parent to execute and deliver the Merger Agreement to Seller and Seller Bank and to proceed with the consummation of the Merger, the undersigned (hereafter referred to as “Shareholder”) is executing and delivering this Voting Agreement to Parent. If more than one person executes this Voting Agreement below as Shareholder, all references to “Shareholder” shall mean all of those persons jointly and severally.

Shareholder, intending to be legally bound, agrees and represents as follows:

(a) As of the date of this Voting Agreement Shareholder has, and at all times during the term of this Voting Agreement will have, beneficial ownership of, and good and valid title to,              shares of Seller Common Stock. Shareholder also holds options or rights to acquire              shares of Seller Common Stock. Except as disclosed in writing to Parent, all of Shareholder’s shares of Seller Common Stock and options or rights to acquire Seller common stock are owned free and clear of any proxy or voting restriction, claims, liens, encumbrances, and security interests and any other limitation or restriction whatsoever (including any restriction on the right to dispose of the securities). None of Shareholder’s shares of Seller Common Stock and options or rights to acquire Seller Common Stock are subject to a voting trust or other agreement or arrangement regarding voting rights of the securities. For purposes of this Voting Agreement beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934. Except for (i) Seller Common Stock or options or rights to acquire Seller Common Stock, (collectively, the “Subject Securities”), in the amounts listed in paragraph (a) above, as of the date of this Voting Agreement, Shareholder does not beneficially own any (x) shares of a Seller Common Stock, other equity securities, or voting securities of Seller, (y) securities of Seller convertible into or exchangeable for Seller Common Stock, other equity securities, or other voting securities of Seller or (z) options or other rights to acquire from Seller any Seller Common Stock, other equity securities, other voting securities, or securities convertible into or exchangeable for Seller Common Stock, other equity securities, or other voting securities of Seller. The Subject Securities enumerated in paragraph (a), together with all Subject Securities Shareholder acquires during the term of this Voting Agreement, including through exercise of options or rights, are subject to the terms of this Voting Agreement.

(b) At the Seller Meeting, at which the Merger Agreement and the Merger will be voted upon, and on every action or approval by written consent of shareholders of Seller regarding the same, Shareholder will vote or cause to be voted all shares of Seller Common Stock over which Shareholder has voting power (other than shares held in a fiduciary capacity of which Shareholder is not the beneficial owner, if any) in favor of approval and

EXHIBIT A-1

adoption of the Merger Agreement, the Merger, and other transactions under the Merger Agreement and in favor of any proposal to adjourn or postpone the meeting to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger, and other transactions under the Merger Agreement. Notwithstanding the foregoing, nothing in this Voting Agreement requires, or shall be deemed to require, Shareholder to exercise any options or rights to acquire shares of Seller Common Stock held by Shareholder.

(c) During the term of this Voting Agreement, Shareholder will not voluntarily, directly or indirectly, offer, sell, transfer, pledge, encumber, or otherwise dispose of (collectively, “Transfer”) any of Shareholder’s Subject Securities (or interest therein), and Shareholder will use Shareholder’s best efforts to not permit the Transfer of any of Shareholder’s Subject Securities, except as may be permitted by paragraph (e).

(d) Shareholder has the legal capacity to enter into this Voting Agreement. Shareholder has duly and validly executed and delivered this Voting Agreement. This Voting Agreement is a valid and binding obligation enforceable against Shareholder in accordance with its terms, subject to the Enforceability Exceptions. No consent of Shareholder’s spouse (if any) is necessary under any community property or other law in order for Shareholder to enter into and perform Shareholder’s obligations under this Voting Agreement.

(e) Notwithstanding anything herein to the contrary, Shareholder may Transfer any or all of Shareholder’s Subject Securities to Shareholder’s spouse, children, or grandchildren; provided, however, that in any such case, prior to and as a condition to the effectiveness of the Transfer, the person to whom Shareholder may Transfer the Subject Securities must execute and deliver to Parent an agreement to be bound by the terms of this Voting Agreement and such person must have the legal capacity to enter into such agreement. A transfer not preceded by the transferee’s executed Voting Agreement delivered to Parent is not valid or effective and will not be honored.

Shareholder is signing this Voting Agreement solely in Shareholder’s capacity as a shareholder of Seller and as an option holder if Shareholder holds options or rights to acquire shares of Seller Common Stock. Shareholder is not signing this Voting Agreement in any other capacity, such as a director or officer of Seller or as a fiduciary holding any Subject Securities in trust (unless Shareholder is the beneficial owner of such Subject Securities). Shareholder makes no agreement in this Voting Agreement in any capacity other than in Shareholder’s capacity as a beneficial owner of Seller common shares and, options. Nothing in this Voting Agreement limits or affects any action or inaction by Shareholder or any of Shareholder’s representatives, as applicable, as a director or officer of Seller or affects the rights of any director of Seller to exercise the director’s fiduciary duties, in connection with a Superior Proposal, pursuant to Sections 6.11 and 8.1(g) of the Merger Agreement.

This Voting Agreement terminates and is of no further force and effect on the earliest to occur of (a) the favorable vote of Seller shareholders for approval and adoption of the Merger Agreement and the Merger, (b) the Effective Time, (c) Parent and Shareholder entering into a written agreement to terminate this Voting Agreement, or (d) any termination of the Merger Agreement in accordance with its terms, except that termination is without prejudice to Parent’s rights if termination is a result of Shareholder’s breach of any covenant or representation in this Voting Agreement.

All notices and other communications under this Voting Agreement must be in writing and will be deemed given if delivered personally, sent by facsimile, mailed by registered or certified mail return receipt requested, or delivered by an express courier, to the other party at the addresses contained on the signature page.

This Voting Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. This Voting Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties concerning the subject matter of this Voting Agreement.

Shareholder agrees and acknowledges that Parent may be irreparably harmed by, and that there is no adequate remedy at law for, a violation of this Voting Agreement by Shareholder. Without limiting other

EXHIBIT A-2

remedies, Parent is entitled to enforce this Voting Agreement by specific performance or injunctive relief. This Voting Agreement and all claims arising hereunder or relating hereto are governed by and will be construed and enforced in accordance with the laws of the State of Ohio, without giving effect to the State of Ohio principles of conflicts of law. Shareholder hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any Ohio state court or the United States District Court for the Northern District of Ohio in any action or proceeding arising out of or relating to this Voting Agreement.

If a term, provision, covenant, or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Voting Agreement remain in full force and effect and are not affected, impaired, or invalidated so long as the effect on the economic or legal substance is not materially adverse to a party. If a term, provision, covenant, or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void, or unenforceable, the parties will negotiate in good faith to modify this Voting Agreement to effect the original intent of the parties as closely as possible.

This Voting Agreement may be executed and delivered (including by electronic delivery and by facsimile and e-mail transmission of a scanned signature, .pdf or image file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed is deemed to be an original but all of which taken together constitute a single instrument.

[Remainder of page intentionally left blank; signature page follows.]

EXHIBIT A-3

Very truly yours,	[Include signatures for all entities and trusts for which the same individual may sign.]

[Shareholder]

[By:
Its:	]

Address:

Acknowledged and Agreed: Civista Bancshares, Inc.

By:
Chief Executive Officer and President

Address:

EXHIBIT A-4

EXHIBIT B

FORM OF VOTING AGREEMENT

                    , 2018

United Community Bancorp, Inc.

[ADDRESS]

Ladies and Gentlemen:

Concurrently with the execution of this letter agreement (this “Voting Agreement”), Civista Bancshares, Inc., an Ohio corporation (“Parent”), Parent’s wholly-owned subsidiary, Civista Bank, a commercial bank chartered under the laws of the State of Ohio (“Parent Bank”), United Community Bancorp, an Indiana corporation (“Seller”) and United Community Bank, a savings bank chartered under the laws of the United States (“Seller Bank”) are entering into an Agreement and Plan of Merger dated the date of this Voting Agreement (the “Merger Agreement”), whereby Seller will merge into Parent (the “Merger”) and shareholders of Seller will receive cash and Parent common shares on terms stated in the Merger Agreement, subject to the closing of the Merger. All capitalized terms used as defined terms but not defined in this Voting Agreement have the meanings given in the Merger Agreement.

In order to induce Seller to execute and deliver the Merger Agreement to Parent and to proceed with the consummation of the Merger, the undersigned (hereafter referred to as “Shareholder”) is executing and delivering this Voting Agreement to Parent. If more than one person executes this Voting Agreement below as Shareholder, all references to “Shareholder” shall mean all of those persons jointly and severally.

Shareholder, intending to be legally bound, agrees and represents as follows:

(a) As of the date of this Voting Agreement Shareholder has, and at all times during the term of this Voting Agreement will have, beneficial ownership of, and good and valid title to,                 shares of Parent Common Stock. Shareholder also holds options or rights to acquire                 shares of Parent Common Stock. Except as disclosed in writing to Seller, all of Shareholder’s shares of Parent Common Stock and options or rights to acquire Parent common stock are owned free and clear of any proxy or voting restriction, claims, liens, encumbrances, and security interests and any other limitation or restriction whatsoever (including any restriction on the right to dispose of the securities). None of Shareholder’s shares of Parent Common Stock and options or rights to acquire Parent Common Stock are subject to a voting trust or other agreement or arrangement regarding voting rights of the securities. For purposes of this Voting Agreement beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934. Except for (i) Parent Common Stock or options or rights to acquire Parent Common Stock, (collectively, the “Subject Securities”), in the amounts listed in paragraph (a) above, as of the date of this Voting Agreement, Shareholder does not beneficially own any (x) shares of a Parent Common Stock, other equity securities, or voting securities of Parent, (y) securities of Parent convertible into or exchangeable for Parent Common Stock, other equity securities, or other voting securities of Seller or (z) options or other rights to acquire from Parent any Parent Common Stock, other equity securities, other voting securities, or securities convertible into or exchangeable for Parent Common Stock, other equity securities, or other voting securities of Parent. The Subject Securities enumerated in paragraph (a), together with all Subject Securities Shareholder acquires during the term of this Voting Agreement, including through exercise of options or rights, are subject to the terms of this Voting Agreement.

(b) At the Parent Meeting, at which the Merger Agreement and the Merger will be voted upon, and on every action or approval by written consent of shareholders of Parent regarding the same, Shareholder will vote or cause to be voted all shares of Parent Common Stock over which Shareholder has voting power (other than shares held in a fiduciary capacity of which Shareholder is not the beneficial owner, if any) in favor of approval

EXHIBIT B-1

and adoption of the Merger Agreement, the Merger, and other transactions under the Merger Agreement and in favor of any proposal to adjourn or postpone the meeting to a later date if there are not sufficient votes to approve the Merger Agreement, the Merger, and other transactions under the Merger Agreement. Notwithstanding the foregoing, nothing in this Voting Agreement requires, or shall be deemed to require, Shareholder to exercise any options or rights to acquire shares of Parent Common Stock held by Shareholder.

(c) During the term of this Voting Agreement, Shareholder will not voluntarily, directly or indirectly, offer, sell, transfer, pledge, encumber, or otherwise dispose of (collectively, “Transfer”) any of Shareholder’s Subject Securities (or interest therein), and Shareholder will use Shareholder’s best efforts to not permit the Transfer of any of Shareholder’s Subject Securities, except as may be permitted by paragraph (e).

(d) Shareholder has the legal capacity to enter into this Voting Agreement. Shareholder has duly and validly executed and delivered this Voting Agreement. This Voting Agreement is a valid and binding obligation enforceable against Shareholder in accordance with its terms, subject to the Enforceability Exceptions. No consent of Shareholder’s spouse (if any) is necessary under any community property or other law in order for Shareholder to enter into and perform Shareholder’s obligations under this Voting Agreement.

(e) Notwithstanding anything herein to the contrary, Shareholder may Transfer any or all of Shareholder’s Subject Securities to Shareholder’s spouse, children, or grandchildren; provided, however, that in any such case, prior to and as a condition to the effectiveness of the Transfer, the person to whom Shareholder may Transfer the Subject Securities must execute and deliver to Seller an agreement to be bound by the terms of this Voting Agreement and such person must have the legal capacity to enter into such agreement. A transfer not preceded by the transferee’s executed Voting Agreement delivered to Seller is not valid or effective and will not be honored.

Shareholder is signing this Voting Agreement solely in Shareholder’s capacity as a shareholder of Parent and as an option holder if Shareholder holds options or rights to acquire shares of Parent Common Stock. Shareholder is not signing this Voting Agreement in any other capacity, such as a director of Parent or as a fiduciary holding any Subject Securities in trust (unless Shareholder is the beneficial owner of such Subject Securities). Shareholder makes no agreement in this Voting Agreement in any capacity other than in Shareholder’s capacity as a beneficial owner of Parent common shares and, options. Nothing in this Voting Agreement limits or affects any action or inaction by Shareholder or any of Shareholder’s representatives, as applicable, as a director of Parent or affects the rights of any director of Parent to exercise the director’s fiduciary duties.

This Voting Agreement terminates and is of no further force and effect on the earliest to occur of (a) the favorable vote of Parent shareholders for approval and adoption of the Merger Agreement and the Merger, (b) the Effective Time, (c) Seller and Shareholder entering into a written agreement to terminate this Voting Agreement, or (d) any termination of the Merger Agreement in accordance with its terms, except that termination is without prejudice to Seller’s rights if termination is a result of Shareholder’s breach of any covenant or representation in this Voting Agreement.

All notices and other communications under this Voting Agreement must be in writing and will be deemed given if delivered personally, sent by facsimile, mailed by registered or certified mail return receipt requested, or delivered by an express courier, to the other party at the addresses contained on the signature page.

This Voting Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties. This Voting Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties concerning the subject matter of this Voting Agreement.

Shareholder agrees and acknowledges that Seller may be irreparably harmed by, and that there is no adequate remedy at law for, a violation of this Voting Agreement by Shareholder. Without limiting other

EXHIBIT B-2

remedies, Seller is entitled to enforce this Voting Agreement by specific performance or injunctive relief. This Voting Agreement and all claims arising hereunder or relating hereto are governed by and will be construed and enforced in accordance with the laws of the State of Ohio, without giving effect to the State of Ohio principles of conflicts of law. Shareholder hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any Ohio state court or the United States District Court for the Northern District of Ohio in any action or proceeding arising out of or relating to this Voting Agreement.

If a term, provision, covenant, or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Voting Agreement remain in full force and effect and are not affected, impaired, or invalidated so long as the effect on the economic or legal substance is not materially adverse to a party. If a term, provision, covenant, or restriction of this Voting Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void, or unenforceable, the parties will negotiate in good faith to modify this Voting Agreement to effect the original intent of the parties as closely as possible.

This Voting Agreement may be executed and delivered (including by electronic delivery and by facsimile and e-mail transmission of a scanned signature, .pdf or image file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed is deemed to be an original but all of which taken together constitute a single instrument.

[Remainder of page intentionally left blank; signature page follows.]

EXHIBIT B-3

Very truly yours,	[Include signatures for all entities and trusts for which the same individual may sign.]
[Shareholder]

[By:
Its:	]

Address:

Acknowledged and Agreed: United Community Bancorp

By:
Elmer G. McLaughlin
Chief Executive Officer and President

Address:

EXHIBIT B-4

EXHIBIT C

FORM OF BANK MERGER AGREEMENT

AGREEMENT OF MERGER

THIS AGREEMENT OF MERGER (this “Agreement”) is entered into as of the            day of                    , 2018, by and between Civista Bank (“Acquiror Bank”), a bank organized under Chapter 1113 of the Ohio Revised Code, and United Community Bank, (“Acquired Bank”), a savings bank organized under Chapter 12 of the United States Code.

R E C I T A L S:

WHEREAS, Acquiror Bank is a wholly owned subsidiary of Civista Bancshares, Inc. (“Parent”), an Ohio corporation, and Acquired Bank is a wholly owned subsidiary of United Community Bancorp (“Seller”), an Indiana corporation;

WHEREAS, Parent, Acquiror Bank, Seller, and Acquired Bank, have entered into an Agreement and Plan of Merger dated                     , 2018 (the “Merger Agreement”), which provides for the merger of Seller with and into Parent and the subsequent merger of Acquired Bank with and into Acquiror Bank; and

WHEREAS, the boards of directors of each of the parties hereto have approved this Agreement; and

WHEREAS, Parent, in its capacity as sole shareholder of Acquiror Bank, has approved this Agreement, and Seller, in its capacity as sole shareholder of Acquired Bank, has approved this Agreement;

NOW, THEREFORE, in consideration of the mutual premises and mutual agreements contained herein, the parties hereto have agreed as follows:

ARTICLE I

THE MERGER

Section 1.1. At the Effective Time (as defined in Article IV below), Acquired Bank shall merge with and into Acquiror Bank (the “Merger”) pursuant to Ohio Rev. Code §§ 1115.11 and 1701.78, 12 C.F.R. § 5.33(f)(7) and the applicable regulations of the Division of Financial Institutions of the Ohio Department of Commerce (the “Division”), the Office of the Comptroller of the Currency (“OCC”), and the Federal Deposit Insurance Corporation (“FDIC”). Upon consummation of the Merger, the separate corporate existence of Acquired Bank shall cease and Acquiror Bank shall continue as the surviving institution (the “Surviving Institution”).

ARTICLE II

NAME AND LOCATION OF SURVIVING INSTITUTION

Section 2.1. The name of the Surviving Institution shall be Civista Bank.

Section 2.2. The principal office of the Surviving Institution shall be located in Sandusky, Erie County, Ohio.

ARTICLE III

CONVERSION OF SECURITIES

Section 3.1. The common shares of Acquiror Bank issued and outstanding immediately prior to the Effective Time shall be unaffected by the Merger and shall constitute the only outstanding shares of the Surviving Institution at and after the Effective Time.

EXHIBIT C-1

Section 3.2. At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror Bank or Acquired Bank, all of the shares of capital stock of Acquired Bank that are issued and outstanding immediately prior thereto shall thereupon be canceled and extinguished.

ARTICLE IV

EFFECTIVE TIME

Section 4.1. The Merger shall become effective immediately following and contingent upon the occurrence of the closing of the transactions contemplated by the Merger Agreement and at the date and time specified in the certificate of merger filed with the Ohio Secretary of State and the OCC with respect to the Merger (the “Effective Time”); provided, however, that such filing shall not occur and the Merger shall not be effective until all of the following events have taken place: (a) Seller shall have been merged with and into Parent; (b) the Merger shall have been approved by the Division, the OCC and the FDIC; and (c) all applicable regulatory waiting periods shall have expired.

ARTICLE V

ARTICLES OF INCORPORATION AND REGULATIONS

OF SURVIVING INSTITUTION

Section 5.1. The articles of incorporation and regulations of Acquiror Bank as in effect at the Effective Time shall be the articles of incorporation and regulations of the Surviving Institution at and after the Effective Time.

ARTICLE VI

EXECUTIVE OFFICERS AND DIRECTORS

OF SURVIVING INSTITUTION

Section 6.1. The executive officers and directors of Acquiror Bank immediately before the Effective Time shall serve in the same capacities as executive officers and directors of the Surviving Institution at and after the Effective Time.

Section 6.2 At or promptly following the Effective Time, the Surviving Institution shall increase by three the number of members of its Board of Directors and shall elect                    ,                     , and                    as members of the Surviving Institution Board of Directors.

ARTICLE VII

EFFECTS OF MERGER

Section 7.1. At the Effective Time, Acquired Bank shall merge with and into Acquiror Bank with Acquiror Bank as the Surviving Institution. The business of the Surviving Institution shall be that of an Ohio commercial bank, as provided for in its articles of incorporation. All assets, rights, interests, privileges, powers, franchises and property (real, personal and mixed) of Acquired Bank shall be automatically transferred to and vested in the Surviving Institution (to the extent they may be held and exercised by an Ohio commercial bank) by virtue of the Merger without any deed or other document of transfer.

EXHIBIT C-2

Section 7.2. At the Effective Time, the Surviving Institution, without any order or action on the part of any court or otherwise and without any documents of assumption or assignment, shall hold and enjoy all of the assets, rights, privileges, powers, properties, franchises and interests, including, without limitation, appointments, powers, designations, nominations and all other rights, interests and powers as agent or fiduciary, in the same manner and to the same extent as such rights, interests and powers were held or enjoyed by Acquiror Bank and Acquired Bank, respectively (to the extent they may be held and exercised by an Ohio commercial bank).

Section 7.3. At the Effective Time, the Surviving Institution shall be responsible for all of the liabilities, restrictions and duties of every kind and description of both Acquiror Bank and Acquired Bank, immediately prior to the Merger, including, without limitation, liabilities for all savings accounts, deposits, debts, obligations and contracts of Acquiror and Acquired Bank, respectively, matured or unmatured, whether accrued, absolute, contingent and otherwise and whether or not reflected or reserved against on balance sheets, books of accounts or records of either Acquiror Bank or Acquired Bank.

Section 7.4. At the Effective Time, deposit accounts of both Acquired Bank and Acquiror Bank shall be deemed issued in the name of the Surviving Institution in accordance with applicable regulations. All rights of creditors and other obligees and all liens on property of either Acquired Bank or Acquiror Bank shall be preserved, shall be assumed by the Surviving Institution and shall not be released or impaired.

ARTICLE VIII

OTHER TERMS

Section 8.1. All terms used in this Agreement shall, unless defined herein, have the meanings set forth in the Merger Agreement.

Section 8.2. Subject to applicable law, at any time prior to the consummation of the Merger this Agreement may be amended by an instrument in writing signed on behalf of each of the parties hereto. This Agreement is subject to Sections 6.13 and 9.2 of the Merger Agreement.

Section 8.3. This Agreement shall terminate and become null and void, and the transactions contemplated herein shall thereupon be abandoned, upon any occurrence of a termination of the Merger Agreement pursuant to the terms thereof.

Section 8.4. This Agreement may be executed in any number of counterparts and by facsimile and electronic transmission, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

ATTEST:	Civista Bank

By:
Name:	Name:
Title:	Title:

ATTEST:	United Community Bank

By:
Name:	Name:	Elmer G. McLaughlin
Title:	Title:	President and Chief Executive Officer

EXHIBIT C-3

ANNEX B—Opinion of Keefe, Bruyette & Woods, Inc.

[Keefe, Bruyette & Woods, Inc. letterhead]

March 11, 2018

The Board of Directors

United Community Bancorp

92 Walnut Street

Lawrenceburg, IN 47025

Members of the Board:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common shareholders of United Community Bancorp (“United Community”) of the Merger Consideration (as defined below) to be received by such shareholders in the proposed merger (the “Merger”) of United Community with and into Civista Bancshares, Inc. (“Civista”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among United Community, United Community Bank (a wholly-owned subsidiary of United Community), Civista and Civista Bank (a wholly-owned subsidiary of Civista). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of Civista, United Community or any holder of shares of common stock, par value $0.01 per share, of United Community (“United Community Common Stock”), each share of United Community Common Stock issued and outstanding immediately prior to the Effective Time (except for Treasury Stock and Excluded Shares (each as defined in the Agreement)) shall be converted into the right to receive: (i) $2.54 in cash (the “Cash Consideration”) and (ii) 1.027 shares of common stock, no par value per share, of Civista (“Civista Common Stock,” and such number of shares of Civista Common Stock, the “Stock Consideration”). The Stock Consideration and the Cash Consideration, taken together, are referred to herein as the “Merger Consideration.” The terms and conditions of the Merger are more fully set forth in the Agreement.

The Agreement further provides that, immediately following the Merger, United Community Bank will merge with and into Civista Bank, with Civista Bank as the surviving entity, pursuant to a separate agreement and plan of merger (such transaction, the “Bank Merger”).

KBW has acted as financial advisor to United Community and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and in the case of United Community, further to an existing sales and trading relationship with a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, United Community and Civista. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of United Community and Civista for our and their own accounts and for the accounts of our and their respective customers and clients. As United Community has previously been informed by KBW, such positions currently include an individual position in shares of Civista Common Stock indirectly held by a senior member of the KBW advisory team providing services to United Community in connection with the proposed Merger. We have acted exclusively for the board of directors of United Community (the “Board”) in rendering this opinion and will receive a fee from United Community for our services. A portion of our fee is payable upon the rendering of this opinion and a significant portion is contingent upon the successful completion of the Merger. In addition, United Community has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking and financial advisory services to United Community. In the past two years, KBW has provided investment banking and financial advisory services to Civista and received compensation for such services. KBW acted as an underwriter in Civista’s February 2017 registered offering of Civista Common Stock. We may in the future provide investment banking and financial advisory services to United Community or Civista and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of United Community and Civista and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated March 9, 2018 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended June 30, 2017 of United Community; (iii) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2017 and December 31, 2017 of United Community; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2017 of Civista; (v) certain regulatory filings of United Community and Civista and their respective subsidiaries, including the quarterly reports on [Form Y-9C] and the quarterly call reports required to be filed with respect to, in the case of Civista, each quarter during the three-year period ended December 31, 2017 and, in the case of United Community, each quarter during the three-year period ended June 30, 2017 as well as the quarters ended September 30, 2017 and December 31, 2017; (vi) certain other interim reports and other communications of United Community and Civista provided to their respective shareholders; and (vii) other financial information concerning the businesses and operations of United Community and Civista that was furnished to us by United Community and Civista or which we were otherwise directed to use for purposes of our analyses. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of United Community and Civista; (ii) the assets and liabilities of United Community and Civista; (iii) the nature and terms of certain other merger transactions and business combinations in the banking industry; (iv) a comparison of certain financial and stock market information for Civista and United Community with similar information for certain other companies the securities of which are publicly traded; (v) financial and operating forecasts and projections of United Community that were prepared by, and provided to us and discussed with us by, United Community management and that were used and relied upon by us at the direction of such management and with the consent of the Board; (vi) the publicly available consensus “street estimates” of Civista, as well as assumed Civista long-term growth rates that were provided to us by Civista management, all of which information was discussed with us by such management and used and relied upon by us based on such discussions, at the direction of United Community management and with the consent of the Board; and (vii) estimates regarding certain pro forma financial effects of the Merger on Civista (including, without limitation, the cost savings and related expenses expected to result from or be derived from the Merger) that were prepared by, and provided to and discussed with us by, the management of Civista, and used and relied upon by us based on such discussions, at the direction of United Community management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. We have also participated in discussions that were held with the respective managements of United Community and Civista regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have considered the results of the efforts undertaken by United Community, with our assistance, to solicit indications of interest from third parties regarding a potential transaction with United Community.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of United Community as to the reasonableness and achievability of the financial and operating forecasts and projections of United Community referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections were reasonably prepared and represent the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied, with the consent of United Community, upon Civista management as to the reasonableness and achievability of the publicly available consensus “street estimates” of Civista, the assumed Civista long-term growth rates, and the estimates regarding certain pro forma financial effects of the Merger on Civista, all as referred to above (and the assumptions and bases for all such forecasts, projections and estimates, including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger), and we have assumed that all such information was reasonably prepared and represents, or in the case of the Civista “street estimates” referred to above that such estimates are consistent with, the best currently available estimates and judgments of Civista management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.

It is understood that the portion of the foregoing financial information of United Community and Civista that was provided to us was not prepared with the expectation of public disclosure, that all of the foregoing financial information, including the publicly available consensus “street estimates” of Civista referred to above, is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of United Community and Civista and with the consent of the Board, that all such information provides a reasonable basis upon which we could form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either United Community or Civista since the date of the last financial statements of each such entity that were made available to us. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for loan and lease losses for United Community and Civista are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of United Community or Civista, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of United Community or Civista under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

We have assumed, in all respects material to our analyses, the following: (i) that the Merger and any related transactions (including the Bank Merger) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Merger Consideration and no other consideration or payments in respect of United Community Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transaction (including the Bank Merger) and that all conditions to the completion of the Merger and any related transaction will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transaction (including the Bank Merger), no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of United Community, Civista or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings and related expenses expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of United Community that United Community has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to United Community, Civista, the Merger and any related transaction (including the Bank Merger), and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of United Community Common Stock of the Merger Consideration to be received by such holders in the Merger. We express no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including the Bank Merger), including without limitation, the form or structure of the Merger (including the form of the Merger Consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the Merger or any such related transaction to United Community, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of United Community to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by United Community or the Board, (iii) the fairness of the amount or nature of any compensation to any of United Community’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of United Community Common Stock, (iv) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of United Community (other than the holders of United Community Common Stock, solely with respect to the Merger Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of Civista or any other party to any transaction contemplated by the Agreement, (v) any adjustment (as provided in the Agreement) to the Merger Consideration (including to the cash or stock components thereof) assumed to be paid in the Merger for purposes of our opinion; (vi) whether Civista has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate Cash Consideration to the holders of United Community Common Stock at the closing of the Merger, (vii) the actual value of Civista Common Stock to be issued in the Merger, (viii) the prices, trading range or volume at which Civista Common Stock or United Community Common Stock will trade following the public announcement of the Merger or the prices, trading range or volume at which Civista Common Stock will trade following the consummation of the Merger, (ix) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (x) any legal, regulatory, accounting, tax or similar matters relating to United Community, Civista, their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any related transaction (including the Bank Merger), including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Board as to how it should vote on the Merger, or to any holder of United Community Common Stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation regarding whether or not any such shareholder should enter into a voting, shareholders’, or affiliates’ agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of United Community Common Stock in the Merger is fair, from a financial point of view, to such holders.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

ANNEX C—Opinion of Sandler O’Neill & Partners L.P.

[Sandler O’Neill letterhead]

March 11, 2018

Board of Directors

Civista Bancshares, Inc.

100 East Water Street

P.O. Box 5016

Sandusky, OH 44870

Ladies and Gentlemen:

Civista Bancshares, Inc. (“Parent”), Civista Bank, a wholly-owned subsidiary of Parent (“Parent Bank”), United Community Bancorp (“Seller”) and United Community Bank, a wholly-owned subsidiary of Seller (“Seller Bank”), are proposing to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which Seller shall merge with and into Parent with Parent being the surviving corporation (the “Merger”). As set forth in the Agreement, at the Effective Time, each share of Seller common stock, par value $0.01 per share (“Seller Common Stock”), issued and outstanding immediately prior to the Effective Time, except for certain shares of Seller Common Stock as specified in the Agreement, will be converted, in accordance with the procedures set forth in the Agreement, into the right to receive (i) $2.54 in cash (the “Cash Consideration”), and (ii) 1.027 shares of common stock of Parent, no par value (“Parent Common Stock,” and such consideration, the “Stock Consideration”). The Cash Consideration and the Stock Consideration are collectively referred to herein as the “Merger Consideration.” Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to Parent.

Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”, “we” or “our”), as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed and considered, among other things: (i) a draft of the Agreement, dated March 7, 2018; (ii) certain publicly available financial statements and other historical financial information of Parent and Parent Bank that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Seller and Seller Bank that we deemed relevant; (iv) publicly available consensus median analyst earnings per share estimates for Parent for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Parent; (v) certain financial projections for Seller for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Parent; (vi) the pro forma financial impact of the Merger on Parent based on certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as well as the assumed conversion of Parent’s outstanding preferred stock into common stock in December 2019, as provided by the senior management of Parent; (vii) the publicly reported historical price and trading activity for Parent Common Stock and Seller Common Stock, including a comparison of certain stock trading information for Parent Common Stock and Seller Common Stock and certain stock indices, as well as similar publicly available information for certain other companies, the securities of which are publicly traded; (viii) a comparison of certain financial information for Parent and Seller with similar institutions for which information is publicly available; (ix) the financial terms of certain recent business combinations in the bank and thrift industry (on a regional and nationwide basis), to the extent publicly available; (x) the current market environment generally and the banking environment in particular; and (xi) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of the senior management of Parent the business, financial condition, results of operations and prospects of Parent and held similar discussions with the senior management of Seller and its representatives regarding the business, financial condition, results of operations and prospects of Seller.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Parent, Seller or their respective representatives, or that was otherwise reviewed by us and we have assumed such accuracy and completeness for purposes of rendering this opinion without any independent verification or investigation. We have further relied on the assurances of the respective senior managements of Parent and Seller that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. We have not been asked to undertake, and have not undertaken, an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or perform an appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Parent or Seller or any of their respective subsidiaries. We render no opinion or evaluation on the collectability of any assets or the future performance of any loans of Parent or Seller or any of their respective subsidiaries. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Parent or Seller, or the combined entity after the Merger, and we have not reviewed any individual credit files relating to Parent or Seller or any of their respective subsidiaries. We have assumed, with your consent, that the respective allowances for loan losses for both Parent and Seller are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

In preparing its analyses, Sandler O’Neill used publicly available consensus median analyst earnings per share estimates for Parent for the years ending December 31, 2018 and December 31, 2019, as well as a long-term earnings per share growth rate for the years thereafter and dividend payout ratio for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Parent. In addition, Sandler O’Neill used certain financial projections for Seller for the years ending December 31, 2018 through December 31, 2021, as provided by the senior management of Parent. Sandler O’Neill also received and used in its pro forma analyses certain assumptions relating to transaction expenses, purchase accounting adjustments and cost savings, as well as the assumed conversion of Parent’s outstanding preferred stock into common stock in December 2019, as provided by the senior management of Parent. With respect to the foregoing information, the senior management of Parent confirmed to us that such information reflected the best currently available estimates of the senior management of Parent as to the future financial performance of Parent and Seller, respectively, and we assumed that the financial results reflected in such information would be achieved. We express no opinion as to such projections or estimates, or the assumptions on which they are based. We have also assumed that there has been no material change in Parent’s or Seller’s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analyses that Parent and Seller will remain as going concerns for all periods relevant to our analyses.

We have also assumed, with your consent, that (i) each of the parties to the Agreement will comply in all material respects with all material terms and conditions of the Agreement and all related agreements required to effect the Merger, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants and other obligations required to be performed by such party under such agreements and that the conditions precedent in such agreements are not and will not be waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect that would be material to our analysis on Parent, Seller, the Merger, or any related transactions, (iii) the Merger and any related transactions will be consummated in accordance with the terms of the Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements, and (iv) the Merger will qualify as a tax-free reorganization for federal income tax purposes. Finally, with your consent, we have relied upon the advice that Parent has received from its legal, accounting and tax advisors as to all legal, accounting and tax matters relating to the Merger and the other transactions contemplated by the Agreement. We express no opinion as to any such matters.

Our opinion is necessarily based on financial, regulatory, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof.

We have acted as Parent’s financial advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We will also receive a fee for rendering this opinion, which opinion fee will be credited in full towards the portion of the transaction fee which will become payable to Sandler O’Neill upon consummation of the Merger. Parent has also agreed to indemnify us against certain claims and liabilities arising out of our engagement and to reimburse us for certain of our out-of-pocket expenses incurred in connection with our engagement. In the two years preceding the date hereof Sandler O’Neill has provided certain other investment banking services to, and received fees from, Parent. Most recently, Sandler O’Neill acted as bookrunning manager in connection with Parent’s follow-on offering of common stock, which transaction closed in February 2017. Sandler O’Neill has not provided any investment banking services to Seller in the two years preceding the date of this opinion. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Parent, Seller and their respective affiliates. We may also actively trade the equity and debt securities of Parent, Seller and their respective affiliates for our own account and for the accounts of our customers.

Our opinion is directed to the Board of Directors of Parent in connection with its consideration of the Agreement and Merger and does not constitute a recommendation to any shareholder of Parent as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the Agreement and the Merger. Our opinion is directed only as to the fairness, from a financial point of view, of the Merger Consideration to Parent and does not address the underlying business decision of Parent to engage in the Merger, the form or structure of the Merger or any other transactions contemplated in the Agreement, the relative merits of the Merger as compared to any other alternative transactions or business strategies that might exist for Parent or the effect of any other transaction in which Parent might engage. We also do not express any opinion as to the fairness of the amount or nature of the compensation to be received in the Merger by any Parent or Seller officer, director or employee, or class of such persons, if any, relative to the amount of compensation to be received by any other shareholder. This opinion has been approved by Sandler O’Neill’s fairness opinion committee. This opinion may not be reproduced without Sandler O’Neill’s prior written consent; provided, however, Sandler O’Neill will provide its consent for the opinion to be included in any regulatory filings to be completed in connection with the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration is fair to Parent from a financial point of view.

Very truly yours,

/s/ Sandler O’Neill & Partners L.P.

ANNEX D

Proposed Amendment to Article FOURTH

of the Amended and Restated Articles of Incorporation of

Civista Bancshares, Inc.

The first sentence of Article FOURTH shall be amended and restated in its entirety as follows:

FOURTH: The authorized number of shares of the Corporation shall be Forty Million Two Hundred Thousand (40,200,000), consisting of Forty Million (40,000,000) common shares, each without par value (the “common shares”), and Two Hundred Thousand (200,000) preferred shares, each without par value (the “Preferred shares”).

D-1

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2018:

The Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus is available at www.proxydocs.com/UCBA

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
			FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

			☐	☐	☐

	2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

	3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

IMPORTANT

The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

0 ⬛

REVOCABLE PROXY

UNITED COMMUNITY BANCORP

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP

The undersigned hereby appoints Jerry W. Hacker, James D. Humphrey and John L. Sutton, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on July 24, 2018, at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2018:

The Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus

is available at www.proxydocs.com/UCBA

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.
IMPORTANT
The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed postage-prepaid envelope is enclosed for your convenience.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

⬛

Dear ESOP Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account.

To direct the ESOP Trustee on how to vote the shares of common stock allocated to your account as of June 4, 2018, the record date for the Special Meeting, please complete and sign the appropriately marked voting instruction card for the ESOP and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may also vote via the Internet or telephone as directed on the voting instruction card. The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

EMPLOYEE STOCK OWNERSHIP PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANK EMPLOYEE STOCK OWNERSHIP PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated to me under the United Community Bank Employee Stock Ownership Plan (the “ESOP”). I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, the ESOP Trustee is hereby authorized to vote all shares allocated to me under the ESOP as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR ESOP

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐
		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

Dear Restricted Stock Award Recipient:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the Trustee for the United Community Bancorp 2006 Equity Incentive Plan (the “2006 Equity Plan”) and the United Community Bancorp 2014 Equity Incentive Plan (the “2014 Equity Plan”), on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a participant in the 2006 Equity Plan and/or the 2014 Equity Plan, you are entitled to vote all unvested shares of Company common stock awarded to you under the 2006 Equity Plan and/or the 2014 Equity Plan as of the June 4, 2018 record date for the Special Meeting. To direct the voting of your unvested shares of Company common stock held in the 2006 Equity Plan and/or the 2014 Equity Plan, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may vote via the Internet or telephone as directed on the voting instruction card. If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the trustee how to vote the shares.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

2006 EQUITY INCENTIVE PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANCORP 2006 EQUITY INCENTIVE PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2006 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, you are to vote my shares as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR 2006 EQUITY INCENTIVE PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

2014 EQUITY INCENTIVE PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANCORP 2014 EQUITY INCENTIVE PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) of the unvested shares of common stock awarded to me as a participant under the United Community Bancorp 2014 Equity Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

Accordingly, you are to vote my shares as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTIONS FOR 2014 EQUITY INCENTIVE PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone.Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.	☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐
		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐

YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Matrix Trust Company, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Special Meeting of Stockholders of the Company on July 24, 2018. Also enclosed is a Notice and Joint Proxy Statement/Prospectus for the Company’s Special Meeting of Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee as to the voting of shares of Company common stock credited to your account as of June 4, 2018, the record date for the Special Meeting of Stockholders. Shares for which no timely direction is provided will be voted by the Company.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked voting instruction card and return it in the accompanying postage-paid envelope by July 17, 2018. Alternatively, you may vote via the Internet or telephone as directed on the voting instruction card.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

Elmer G. McLaughlin
President and Chief Executive Officer

92 Walnut Street• Lawrenceburg, IN 47025• 812-537-4822• 1-800-474-7845

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

VOTING INSTRUCTION CARD FOR UNITED COMMUNITY BANK

401(k) PROFIT SHARING PLAN

Please sign, date and mail

this voting instruction card

in the envelope provided as

soon as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛

0 ⬛

VOTING INSTRUCTION CARD

UNITED COMMUNITY BANK 401(K) PROFIT SHARING PLAN

FOR THE SPECIAL MEETING OF STOCKHOLDERS ON JULY 24, 2018

I understand that Matrix Trust Company (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Special Meeting of Stockholders to be held on July 24, 2018 at 12:00 p.m. local time, at the Lawrenceburg Fire Department, 300 W. Tate Street, Lawrenceburg, Indiana.

The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows:

(Continued and to be signed on the reverse side)

⬛ 1.1	14475 ⬛

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED COMMUNITY BANCORP

July 24, 2018, 12:00 p.m. Local Time

401(k) PROFIT SHARING PLAN

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

The deadline for submitting your voting instructions is 11:59 p.m. Eastern Time on July 17, 2018.

COMPANY NUMBER
ACCOUNT NUMBER

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.    i

⬛	00030303000000000000 2	072418

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1.

Approval of the Merger Agreement by and among Civista Bancshares, Inc., Civista Bank, United Community Bancorp, and United Community Bank, dated as of March 11, 2018, and the Merger and the transactions contemplated thereby.

				☐	☐	☐

		2.	Approval of a non-binding, advisory proposal to approve the compensation certain executive officers of United Community Bancorp may receive if the Merger Agreement is consummated.	☐	☐	☐

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Agreement.	☐	☐	☐
YOUR VOTE IS IMPORTANT
The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above.	☐

Signature of Participant	Date:

⬛	Note:	Please sign exactly as your name appears on this voting instruction card.	⬛